UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-21774
                                                    -----------

                        First Trust Exchange-Traded Fund
             ------------------------------------------------------
               (Exact name of registrant as specified in charter)

               Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
             ------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
             ------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (630) 765-8000
                                                           --------------

                      Date of fiscal year end: December 31
                                               -----------

                  Date of reporting period: December 31, 2016
                                            -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:


FIRST TRUST

First Trust Exchange-Traded Fund
Book 1

First Trust Dow Jones Select MicroCap Index Fund (FDM)
First Trust Morningstar Dividend Leaders Index Fund (FDL)
First Trust US Equity Opportunities ETF (FPX) (formerly known as First Trust US
   IPO Index Fund)
First Trust NYSE Arca Biotechnology Index Fund (FBT)
First Trust Dow Jones Internet Index Fund (FDN)
First Trust Capital Strength ETF (FTCS)
First Trust Value Line(R) Dividend Index Fund (FVD)
First Trust Value Line(R) 100 Exchange-Traded Fund (FVL)

Annual Report
December 31, 2016

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TABLE OF CONTENTS
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                        FIRST TRUST EXCHANGE-TRADED FUND
                                 ANNUAL REPORT
                               DECEMBER 31, 2016

Shareholder Letter..........................................................   2
Market Overview.............................................................   3
Fund Performance Overview
   First Trust Dow Jones Select MicroCap Index Fund (FDM)...................   4
   First Trust Morningstar Dividend Leaders Index Fund (FDL)................   6
   First Trust US Equity Opportunities ETF (FPX)............................   8
   First Trust NYSE Arca Biotechnology Index Fund (FBT).....................  10
   First Trust Dow Jones Internet Index Fund (FDN)..........................  12
   First Trust Capital Strength ETF (FTCS)..................................  14
   First Trust Value Line(R) Dividend Index Fund (FVD)......................  16
   First Trust Value Line(R) 100 Exchange-Traded Fund (FVL).................  18
Notes to Fund Performance Overview..........................................  20
Understanding Your Fund Expenses............................................  21
Portfolio of Investments
   First Trust Dow Jones Select MicroCap Index Fund (FDM)...................  23
   First Trust Morningstar Dividend Leaders Index Fund (FDL)................  28
   First Trust US Equity Opportunities ETF (FPX)............................  30
   First Trust NYSE Arca Biotechnology Index Fund (FBT).....................  33
   First Trust Dow Jones Internet Index Fund (FDN)..........................  35
   First Trust Capital Strength ETF (FTCS)..................................  37
   First Trust Value Line(R) Dividend Index Fund (FVD)......................  39
   First Trust Value Line(R) 100 Exchange-Traded Fund (FVL).................  43
Statements of Assets and Liabilities........................................  46
Statements of Operations....................................................  48
Statements of Changes in Net Assets.........................................  50
Financial Highlights........................................................  54
Notes to Financial Statements...............................................  58
Report of Independent Registered Public Accounting Firm.....................  68
Additional Information......................................................  69
Board of Trustees and Officers..............................................  73
Privacy Policy..............................................................  75

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                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See "Risk Considerations" in the Additional Information Section of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund's portfolio and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

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SHAREHOLDER LETTER
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                        FIRST TRUST EXCHANGE-TRADED FUND
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                               DECEMBER 31, 2016


Dear Shareholders:

Now that 2016 is over, many will remember some of the historic events that occurred during the year: from the Brexit vote in the UK to leave the European Union, to the results of the U.S. Presidential Election which seemed unlikely at the beginning of the year, to the first World Series Championship for the Chicago Cubs in 108 years!

First Trust Advisors L.P. ("First Trust") is pleased to provide you with this annual report which contains detailed information about your investment for the 12 months ended December 31, 2016, including a market overview and a performance analysis for the period. Additionally, First Trust has compiled the Funds' financial statements for you to review. We encourage you to read this report and discuss it with your financial advisor.

On November 8, Donald J. Trump was elected to become the 45th president in our country's history. While no one has a crystal ball and the ability to predict how his presidency will shape the United States (and the world), there is no doubt that his populist message resonated for many Americans. And his message of improving lives for the "average" American, while reducing the size and scope of the federal government, also won him millions of votes. Many of his supporters believe that with his background in business, President Trump will make policy changes that will continue to grow the economy and spur stock markets even higher. Many analysts predicted the Dow Jones Industrial Average would hit a new benchmark, 20,000, in the first days of the New Year. As with all change and a new administration, only time will tell.

As of December 31, 2016, the S&P 500(R) Index was up 11.96% calendar year-to-date, on a total return basis, as measured by Bloomberg. The current bull market (measuring from March 9, 2009 through December 31, 2016) is the second longest in history. We remain bullish on the economy, but continue to have a long-term perspective. We believe investors should think long-term as well, since no one can predict volatility and the inevitable ups and downs that occur in the market.

Thank you for your investment in First Trust Exchange-Traded Fund and for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue our relentless focus on bringing the types of investments that we believe could help you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

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MARKET OVERVIEW
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                        FIRST TRUST EXCHANGE-TRADED FUND
                                 ANNUAL REPORT
                         DECEMBER 31, 2016 (UNAUDITED)

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF MARKET STRATEGIST
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has over 25 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE ECONOMY/INVESTING

For the second consecutive year, at its December Federal Open Market Committee meeting, the Federal Reserve (the "Fed") initiated a 25 basis point increase to the federal funds target rate trading range, which now stands at 0.50% to 0.75%. The Fed commented in December that inflation expectations have increased "considerably" and noted that the labor market is tightening, according to Bloomberg. The Fed is forecasting three quarter-point increases in 2017. For the 30-year period ended December 31, 2016, the federal funds target rate (upper bound) averaged 3.54%, according to Bloomberg.

Consumer confidence levels continued to rise in 2016. The Conference Board's Consumer Confidence Index reading stood at 113.70 in December, up from 96.30 in December 2015, according to Bloomberg. The index reached as low as 25.30 in February 2009, just prior to the end of the last bear market in stocks in March 2009. While confidence levels are higher than at any point since 2001, the index has room to run. The highest reading so far in this millennium was 144.71, set in January 2000. Confidence levels have been bolstered by gains in the labor force, in our opinion. U.S. nonfarm payrolls expanded by an average of 180,000 per month in 2016, above the 159,000 per month average posted so far in the current economic recovery (July 2009-December 2016), according to data from the Bureau of Labor Statistics.

ETFGI, an industry research group, reported that total assets invested in exchange-traded funds ("ETFs") and other exchange-traded products ("ETPs") reached a record high of $3.55 trillion globally in 2016, according to its own release. Total assets invested in U.S. ETFs/ETPs reached a record high $2.59 trillion in 2016.

U.S. STOCKS AND BONDS

In 2016, three of the major U.S. stock indices posted double-digit returns. The S&P 500(R) Index, S&P MidCap 400(R) Index and S&P SmallCap 600(R) Index posted total returns of 11.96%, 20.74%, and 26.56%, respectively, according to Bloomberg. Ten of the 11 major S&P 500(R) Index sectors (Real Estate was added in September 2016) posted positive total returns. The top-performing sectors were Energy, Telecommunication Services and Financials, up 27.36%, 23.49% and 22.75%, respectively, on a total return basis. The only sector that posted a loss was Health Care, down 2.69%. Health Care stocks, particularly the drug makers, came under increased scrutiny during the election cycle from some of the political candidates, including Hillary Clinton. It is not unusual for candidates to use rising prescription drug prices as a wedge issue in an effort to garner votes, in our opinion.

The S&P 500(R) Index closed 1.45% below its all-time closing high (2,271.72 on December 13, 2016) on December 31, 2016, according to Bloomberg. The consensus estimated earnings growth rates for 2017 for the S&P 500(R) Index, S&P MidCap 400(R) Index and S&P SmallCap 600(R) Index were 12.02%, 11.49% and 17.64%, respectively, as of December 31, 2016 according to Bloomberg. The consensus estimated earnings growth rates for 2018 for the S&P 500(R) Index, S&P MidCap 400(R) Index and S&P SmallCap 600(R) Index were 11.20%, 12.00% and 15.95%, respectively. We are encouraged by level of those earnings growth rate estimates at this stage of the bull market.

In the U.S. bond market, the top-performing major debt group was high yield corporate bonds. The Bloomberg Barclays U.S. Corporate High Yield Index posted a total return of 17.13%. The worst-performing debt group that we track was municipal bonds, though the group still generated a positive return. The Bloomberg Barclays Municipal Bond: Long Bond (22+) Index posted a total return of 0.88%. The yield on the benchmark 10-Year Treasury note (T-note) increased by 18 basis points in 2016, from 2.27% on December 31, 2015 to 2.45% on December 31, 2016. A yield of 2.45% is low by historical standards. For the 30-year period ended December 31, 2016, the average yield on the 10-year T-note was 5.11%, according to Bloomberg.

FOREIGN STOCKS AND BONDS

The U.S. dollar appreciated by 3.63% against a basket of major currencies in 2016, as measured by the U.S. Dollar Index. With respect to U.S. investors, a stronger U.S. dollar can negatively impact returns on foreign securities.

The Bloomberg Barclays EM Hard Currency Aggregate Index of emerging markets debt posted a total return of 9.00% in U.S. dollar ("USD") terms, while the Bloomberg Barclays Global Aggregate Index of higher quality debt rose 2.09% (USD) for the same period. The MSCI Emerging Markets Index of stocks posted a total return of 11.19% (USD), while the MSCI Net World Index (excluding the U.S.) posted a total return of 2.75% (USD).

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FUND PERFORMANCE OVERVIEW (UNAUDITED)
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FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)

The First Trust Dow Jones Select MicroCap Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dow Jones Select MicroCap Index(SM) (the "Index"). The Fund will normally invest at least 80% of its net assets (including investment borrowings) in common stocks of U.S. micro-capitalization companies which are publicly traded in the United States. The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index measures the performance of selected U.S. micro-capitalization companies chosen from all common stocks traded on the New York Stock Exchange ("NYSE"), NYSE MKT and The Nasdaq Stock Market LLC ("Nasdaq") that are comparatively liquid and have strong fundamentals relative to the micro-capitalization segment as a whole. The Fund's shares are listed for trading on the NYSE Arca, Inc. ("NYSE Arca"). The first day of secondary market trading in shares of the Fund was September 30, 2005.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                         AVERAGE ANNUAL TOTAL RETURNS               CUMULATIVE TOTAL RETURNS
                                         1 Year      5 Years      10 Years      Inception      5 Years      10 Years      Inception
                                         Ended        Ended        Ended        (9/27/05)       Ended        Ended        (9/27/05)
                                        12/31/16     12/31/16     12/31/16     to 12/31/16     12/31/16     12/31/16     to 12/31/16
FUND PERFORMANCE
NAV                                      35.45%       18.44%       7.32%          8.22%        133.12%      102.72%        143.28%
Market Value                             35.87%       18.65%       7.33%          8.23%        135.14%      102.89%        143.69%

INDEX PERFORMANCE
Dow Jones Select MicroCap Index(SM)      36.19%       19.19%       8.03%          8.94%        140.52%      116.55%        162.35%
Russell 2000(R) Index                    21.31%       14.46%       7.07%          8.09%         96.45%       97.93%        140.18%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 20.)

PERFORMANCE REVIEW

The Fund generated a net asset value ("NAV") return of 35.45% during the 12-month period covered by this report. During the same period, the Russell 2000(R) Index ("benchmark") generated a return of 21.31%. The Financials sector was given the heaviest weighting in the Fund over the period at 39% and contributed 19.2% to the Fund's performance due to the sector having a 47.4% return over the period. The Banking industry in particular was the highest allocated industry among the Financial industries, with a 48.3% return. The Health Care sector was the worst performing sector in the Fund over the period with a 1.0% return. The contribution was minimized to 0.2% as the sector was only given a 4.0% allocation. On a relative basis, the Fund outperformed the benchmark. The outperformance is mainly attributable to the Financials sector where the Fund over allocated the benchmark by 21.5% and outperformed the benchmark by 12.7%, leading to 8.1% of relative outperformance. The Information Technology sector, which returned 28.9%, slightly tempered the relative outperformance by -0.47% due to the Fund under allocating by 9.0%.

-----------------------------
Dow Jones and Dow Jones Select MicroCap Index(SM) are products of S&P Dow Jones Indices LLC ("SPDJI"), and have been licensed for use by First Trust on behalf of the Fund. The Fund, based on the Dow Jones Select MicroCap Index(SM), is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones Trademark Holdings LLC ("Dow Jones") or their respective affiliates, and SPDJI, Dow Jones and their respective affiliates make no representation regarding the advisability of trading in the Fund.

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Financials                                    48.49%
Consumer Discretionary                        17.24
Industrials                                   15.17
Materials                                      4.99
Information Technology                         4.67
Consumer Staples                               2.80
Health Care                                    2.77
Energy                                         1.09
Telecommunication Services                     1.09
Utilities                                      1.02
Real Estate                                    0.67
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Piper Jaffray Cos.                             0.99%
United Financial Bancorp, Inc.                 0.88
Meta Financial Group, Inc.                     0.88
Enterprise Financial Services Corp.            0.83
OceanFirst Financial Corp.                     0.82
TrustCo Bank Corp. NY                          0.80
Winnebago Industries, Inc.                     0.80
Washington Trust Bancorp, Inc.                 0.79
Community Trust Bancorp, Inc.                  0.79
Univest Corp. of Pennsylvania                  0.79
                                             -------
   Total                                       8.37%
                                             =======

                    PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                       DECEMBER 31, 2006 - DECEMBER 31, 2016

            First Trust Dow Jones             Dow Jones
               Select MicroCap             Select MicroCap          Russell 2000(R)
                 Index Fund                   Index(SM)                  Index
12/06              $10,000                     $10,000                  $10,000
06/07               10,621                      10,656                   10,645
12/07                9,397                       9,471                    9,843
06/08                8,246                       8,336                    8,921
12/08                6,266                       6,362                    6,518
06/09                6,134                       6,247                    6,690
12/09                7,571                       7,754                    8,289
06/10                7,360                       7,555                    8,127
12/10                9,522                       9,803                   10,515
06/11                9,842                      1,0169                   11,168
12/11                8,695                       9,004                   10,077
06/12                9,255                       9,615                   10,937
12/12               10,075                      10,506                   11,724
06/13               11,711                      12,249                   13,583
12/13               14,438                      15,154                   16,275
06/14               14,341                      15,099                   16,794
12/14               14,882                      15,709                   17,071
06/15               15,656                      16,573                   17,882
12/15               14,966                      15,898                   16,317
06/16               15,340                      16,340                   16,679
12/16               20,272                      21,651                   19,795

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2012 through December 31, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/12 - 12/31/12              70             0              0             0
01/01/13 - 12/31/13             151             1              0             0
01/01/14 - 12/31/14              93             1              0             0
01/01/15 - 12/31/15             112             0              0             0
01/01/16 - 12/31/16             133             0              0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/12 - 12/31/12             179             1              0             0
01/01/13 - 12/31/13              98             2              0             0
01/01/14 - 12/31/14             158             0              0             0
01/01/15 - 12/31/15             140             0              0             0
01/01/16 - 12/31/16             119             0              0             0

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND (FDL)

The First Trust Morningstar Dividend Leaders Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Morningstar(R) Dividend Leaders Index(SM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index offers investors a benchmark for dividend portfolios as well as a means to invest in a portfolio of stocks that have a consistent record of growing dividends as well as the ability to sustain them. The Index consists of the top 100 stocks, based on dividend yield, of the securities listed on one of the three major exchanges (NYSE, NYSE MKT or Nasdaq) that have been selected through the application of Morningstar, Inc.'s proprietary multi-step screening process. The Index is rebalanced four times annually in March, June, September and December. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was March 15, 2006.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                         AVERAGE ANNUAL TOTAL RETURNS                CUMULATIVE TOTAL RETURNS
                                         1 Year      5 Years      10 Years      Inception      5 Years      10 Years      Inception
                                         Ended        Ended        Ended        (3/9/06)        Ended        Ended        (3/9/06)
                                        12/31/16     12/31/16     12/31/16     to 12/31/16     12/31/16     12/31/16     to 12/31/16
FUND PERFORMANCE
NAV                                      20.72%       13.41%       5.68%          7.09%         87.62%       73.71%        109.79%
Market Value                             20.85%       13.43%       5.69%          7.10%         85.75%       73.86%        109.88%

INDEX PERFORMANCE
Morningstar(R) Dividend Leaders
   Index(SM)                             21.34%       13.99%       6.21%          7.62%         92.48%       82.71%        121.27%
S&P 500(R) Index                         11.96%       14.66%       6.95%          7.63%         98.18%       95.72%        121.49%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 20.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 20.72% during the 12-month period covered by this report. During the same period, the S&P 500(R) Index ("benchmark") generated a return of 11.96%. The Telecommunication Services sector was the top contributing sector over the period in the Fund. The Fund's holdings in the sector comprised an average weighting of 17.7%, returned 25.7%, and contributed 4.6% to the Fund's return. The top performing sector in the Fund was the Energy sector with a 58.4% return. The sector's contribution was limited to 2.4% due to the sector having a low allocation of 5.9% over the period. The Health Care sector was the worst contributing and performing sector in the Fund with a 0.6% contribution and 9.2% return. On a relative basis, the Fund outperformed the benchmark. The Telecommunication Services sector created 2.1% of outperformance relative to the benchmark as the Fund had a 15.1% greater allocation to the well-performing sector. The Financials sector was the only sector that created relative underperformance due to the Fund under allocating compared to the benchmark by -8.4%. The Financials sector was the second highest returning sector over the period at 31.5%, leading to -0.2% of drag on performance.

-----------------------------
Morningstar(R) is a service mark of Morningstar, Inc. and has been licensed for use by First Trust on behalf of the Fund. The Fund is not sponsored, endorsed, issued, sold or promoted by Morningstar, Inc., nor does this company make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND (FDL) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Telecommunication Services                    19.20%
Consumer Staples                              18.40
Information Technology                        17.39
Utilities                                     13.76
Health Care                                   11.28
Industrials                                    6.50
Financials                                     4.64
Materials                                      4.51
Consumer Discretionary                         3.12
Energy                                         1.20
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
AT&T, Inc.                                    10.41%
Verizon Communications, Inc.                   8.79
Pfizer, Inc.                                   6.81
Procter & Gamble (The) Co.                     6.43
Philip Morris International, Inc.              5.90
Cisco Systems, Inc.                            4.73
Intel Corp.                                    4.53
Merck & Co., Inc.                              4.47
Altria Group, Inc.                             4.42
International Business Machines Corp.          4.39
                                             -------
   Total                                      60.88%
                                             =======

                 PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                    DECEMBER 31, 2006 - DECEMBER 31, 2016

            First Trust Morningstar         Morningstar(R)
               Dividend Leaders            Dividend Leaders        S&P 500(R)
                  Index Fund                  Index(SM)              Index
12/06               $10,000                    $10,000              $10,000
06/07                10,261                     10,291               10,695
12/07                 8,937                      8,976               10,550
06/08                 6,621                      6,663                9,291
12/08                 6,103                      6,162                6,647
06/09                 5,763                      5,835                6,857
12/09                 6,971                      7,074                8,405
06/10                 6,655                      6,768                7,846
12/10                 8,089                      8,252                9,672
06/11                 8,722                      8,921               10,253
12/11                 9,258                      9,492                9,875
06/12                10,024                     10,312               10,812
12/12                10,104                     10,418               11,455
06/13                11,515                     11,905               13,038
12/13                12,401                     12,853               15,164
06/14                13,677                     14,217               16,247
12/14                14,008                     14,595               17,241
06/15                13,584                     14,183               17,453
12/15                14,391                     15,058               17,479
06/16                16,509                     17,326               18,150
12/16                17,372                     18,270               19,572

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2012 through December 31, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/12 - 12/31/12             171             0              0             0
01/01/13 - 12/31/13             171             0              0             0
01/01/14 - 12/31/14             190             0              0             0
01/01/15 - 12/31/15             151             0              0             0
01/01/16 - 12/31/16             161             0              0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/12 - 12/31/12              79             0              0             0
01/01/13 - 12/31/13              81             0              0             0
01/01/14 - 12/31/14              62             0              0             0
01/01/15 - 12/31/15             101             0              0             0
01/01/16 - 12/31/16              91             0              0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST US EQUITY OPPORTUNITIES ETF (FPX)

The First Trust US Equity Opportunities ETF (the "Fund"), formerly First Trust US IPO Index Fund, seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the IPOX(R)-100 U.S. Index (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is a modified value-weighted price index measuring the performance of the top 100 U.S. companies ranked quarterly by market capitalization in the IPOX(R) Global Composite Index. The Index utilizes a 10% capping on all constituents and includes the 100 largest, typically best performing and most liquid initial public offerings ("IPOs") of the U.S. companies in the IPOX(R) Global Composite Index. The IPOX(R) Global Composite Index is reconstituted regularly with IPOs being added to the IPOX(R) Global Composite Index at their seventh trading day upon "going public" and automatically exiting after 1,000 trading days or approximately four years thereafter. The Index is reconstituted quarterly to reflect changes in the stock market values of the IPOX(R) Global Composite Index constituents and IPO activity during the past quarter, with potential new companies entering the Index while other companies reaching 1,000 days in the Index automatically drop out. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was April 13, 2006.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                         AVERAGE ANNUAL TOTAL RETURNS                CUMULATIVE TOTAL RETURNS
                                         1 Year      5 Years      10 Years      Inception      5 Years      10 Years      Inception
                                         Ended        Ended        Ended        (4/12/06)       Ended        Ended        (4/12/06)
                                        12/31/16     12/31/16     12/31/16     to 12/31/16     12/31/16     12/31/16     to 12/31/16
FUND PERFORMANCE
NAV                                       6.70%       18.61%       10.31%        10.65%        134.75%      166.68%        196.01%
Market Value                              6.86%       18.65%       10.33%        10.67%        135.15%      167.27%        196.40%

INDEX PERFORMANCE
IPOX(R)-100 U.S. Index                    7.24%       19.30%       10.97%        11.32%        141.66%      183.16%        215.84%
S&P 500(R) Index                         11.96%       14.66%        6.95%         7.56%         98.18%       95.72%        118.47%
Russell 3000(R) Index                    12.74%       14.67%        7.07%         7.59%         98.23%       98.10%        119.18%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 20.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 6.70% during the 12-month period covered by this report. During the same period, the Russell 3000(R) Index ("benchmark") generated a return of 12.74%. The Fund generated 2.3% of its relative over performance through Consumer Staples sector securities, which were given an average weighting of 12.1% and had a 19.4% return. The Food Products industry made up 10.5% of the Consumer Staples sector and had a 24.6% return. The Consumer Discretionary sector was the only detracting sector from the Fund's performance over the period. This sector was given a 16.1% allocation and returned -0.6% over the period, leading to a -0.8% contribution. On a relative basis, the Fund underperformed the benchmark. The Information Technology sector, which was the sector with the highest allocation in the Fund at 30.4%, created -2.6% of the relative underperformance as the Fund over allocated (+10.5%) and underperformed (-9.9%). Due to the Fund outperforming the benchmark by 13.4% within the Consumer Staples sector, 1.0% of drag was reversed.

-----------------------------
The Fund is not sponsored, endorsed, sold or promoted by IPOX(R). IPOX(R) makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST US EQUITY OPPORTUNITIES ETF (FPX) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                        22.89%
Health Care                                   21.32
Consumer Discretionary                        15.83
Consumer Staples                              14.16
Financials                                     8.80
Industrials                                    7.84
Energy                                         3.21
Materials                                      2.72
Real Estate                                    2.14
Telecommunication Services                     0.77
Utilities                                      0.32
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Kraft Heinz (The) Co.                         10.19%
AbbVie, Inc.                                   9.76
Shire PLC, ADR                                 4.92
PayPal Holdings, Inc.                          4.57
Hewlett Packard Enterprise Co.                 3.70
Facebook, Inc., Class A                        3.25
Synchrony Financial                            2.87
Hilton Worldwide Holdings, Inc.                2.58
Zoetis, Inc.                                   2.54
Restaurant Brands International, Inc.          2.11
                                             -------
   Total                                      46.49%
                                             =======

                       PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                          DECEMBER 31, 2006 - DECEMBER 31, 2016

               First Trust
                US Equity            IPOX(R)-100        S&P 500(R)        Russell 3000(R)
            Opportunities ETF        U.S. Index           Index                Index
12/06            $10,000               $10,000           $10,000              $10,000
06/07             11,158                11,190            11,939               10,711
12/07             11,452                11,515            11,776               10,513
06/08             10,616                10,705            10,373                9,351
12/08              6,427                 6,496             7,419                6,591
06/09              7,286                 7,396             7,654                6,868
12/09              9,315                 9,482             9,382                8,459
06/10              8,763                 8,948             8,758                7,947
12/10             11,018                11,291            10,796                9,891
06/11             12,109                12,452            11,446               10,519
12/11             11,359                11,719            11,023                9,992
06/12             12,897                13,346            12,069               10,923
12/12             14,768                15,325            12,788               11,632
06/13             17,248                17,943            14,555               13,267
12/13             21,855                22,816            16,929               15,534
06/14             23,300                24,402            18,137               16,612
12/14             24,458                25,690            19,247               17,484
06/15             26,571                27,992            19,484               17,823
12/15             24,993                26,408            19,513               17,568
06/16             24,831                26,297            20,262               18,204
12/16             26,668                28,319            19,572               19,810

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2012 through December 31, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/12 - 12/31/12             149             2              0            0
01/01/13 - 12/31/13             220             0              0            0
01/01/14 - 12/31/14             158             0              0            0
01/01/15 - 12/31/15             172             0              0            0
01/01/16 - 12/31/16             118             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/12 - 12/31/12              97             2              0             0
01/01/13 - 12/31/13              32             0              0             0
01/01/14 - 12/31/14              94             0              0             0
01/01/15 - 12/31/15              80             0              0             0
01/01/16 - 12/31/16             134             0              0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND (FBT)

The First Trust NYSE Arca Biotechnology Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NYSE Arca Biotechnology Index(SM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is an equal dollar-weighted index designed to measure the performance of a cross section of companies in the biotechnology industry that are primarily involved in the use of biological processes to develop products or provide services. Such processes include, but are not limited to, recombinant DNA technology, molecular biology, genetic engineering, monoclonal antibody-based technology, lipid/liposome technology and genomics. This Index is rebalanced quarterly based on closing prices on the third Friday in January, April, July and October to ensure that each component stock continues to represent approximately equal weight in the Index. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was June 23, 2006.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                         AVERAGE ANNUAL TOTAL RETURNS                CUMULATIVE TOTAL RETURNS
                                         1 Year      5 Years      10 Years      Inception      5 Years      10 Years      Inception
                                         Ended        Ended        Ended        (6/19/06)       Ended        Ended        (6/19/06)
                                        12/31/16     12/31/16     12/31/16     to 12/31/16     12/31/16     12/31/16     to 12/31/16
FUND PERFORMANCE
NAV                                     -19.60%       22.74%       14.61%        15.60%        178.58%      291.20%        360.64%
Market Value                            -19.51%       22.77%       14.61%        15.61%        178.88%      291.00%        360.99%

INDEX PERFORMANCE
NYSE Arca Biotechnology Index(SM)       -19.15%       23.30%       15.23%        16.23%        185.03%      312.67%        387.57%
S&P Composite 1500(R) Health Care Index  -2.05%       17.18%        9.97%        10.62%        120.94%      158.60%        189.49%
NASDAQ(R) Biotechnology Index           -21.35%       21.00%       13.51%        13.92%        159.41%      255.15%        294.72%
S&P 500(R) Index                         11.96%       14.66%        6.95%         8.05%         98.18%       95.72%        126.13%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 20.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -19.60% during the 12-month period covered by this report. During the same period, the S&P Composite 1500(R) Health Care Index ("benchmark") generated a return of -2.05%. Biotechnology companies were hit hard during January and February of 2016 and continued to be very volatile throughout the year. The worst contributing securities within the Fund were Celldex Therapeutics, Inc. (-70.4%), Myriad Genetics, Inc. (-61.4%), and Alnylam Pharmaceuticals, Inc. (-60.2%), which contributed a combined -8.3% to the Fund's return. The top contributing securities within the Fund were Medivation, Inc. (+68.5%), Cepheid (+45.2%), and Seattle Genetics, Inc. (+17.6%), which contributed a combined 4.5% to the Fund's return. On a relative basis, the Fund underperformed the benchmark. The primary cause of the underperformance was the Fund's over allocation of 59.1% to pure play biotechnology companies (-22.3% return), which led to -14.0% of underperformance. The benchmark was mostly comprised of Pharmaceutical companies, which had a more neutral return of -1.9%. Medivation, Inc. (as mentioned above) alone reversed 2.1% of the Fund's underperformance as the Fund held this well-performing security at an average 2.8% weighting versus the benchmark's 0% weighting.

-----------------------------
The NYSE Arca Biotechnology Index(SM) is a trademark of NYSE Euronext or its affiliates ("NYSE Euronext") and is licensed for use by First Trust on behalf of the Fund. The Fund is not sponsored or endorsed by NYSE Euronext. NYSE Euronext makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in the Fund or the ability of the Fund to track the performance of the various sectors represented in the stock market.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND (FBT) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
INDUSTRY CLASSIFICATION               LONG-TERM INVESTMENTS
-----------------------------------------------------------
Biotechnology                                 80.62%
Life Sciences Tools & Services                16.33
Pharmaceuticals                                3.05
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Ionis Pharmaceuticals, Inc.                    5.65%
United Therapeutics Corp.                      4.26
Celgene Corp.                                  3.88
Incyte Corp.                                   3.79
ACADIA Pharmaceuticals, Inc.                   3.77
QIAGEN N.V.                                    3.60
Grifols S.A., ADR                              3.52
Ultragenyx Pharmaceutical, Inc.                3.51
Seattle Genetics, Inc.                         3.44
Quintiles IMS Holdings, Inc.                   3.41
                                             -------
   Total                                      38.83%
                                             =======

                                   PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                      DECEMBER 31, 2006 - DECEMBER 31, 2016

             First Trust NYSE           NYSE Arca            NASDAQ(R)                            S&P Composite
            Arca Biotechnology        Biotechnology        Biotechnology        S&P 500(R)        1500(R) Health
                Index Fund              Index(SM)              Index              Index             Care Index
12/06            $10,000                 $10,000              $10,000            $10,000             $10,000
06/07             10,280                  10,308               10,056             10,696              10,648
12/07             10,365                  10,428               10,464             10,549              10,802
06/08              9,690                   9,781                9,947              9,292               9,463
12/08              8,465                   8,580                9,150              6,646               8,235
06/09              9,105                   9,243                9,411              6,856               8,312
12/09             12,264                  12,491               10,600              8,405               9,944
06/10             13,273                  13,564               10,061              7,846               9,222
12/10             16,788                  17,205               12,216              9,672              10,461
06/11             18,838                  19,366               13,968             10,254              11,945
12/11             14,042                  14,470               13,692              9,876              11,704
06/12             18,842                  19,478               17,090             10,813              13,049
12/12             19,788                  20,510               18,113             11,456              13,853
06/13             24,978                  25,947               22,982             13,039              16,708
12/13             29,701                  30,929               30,063             15,166              19,697
06/14             35,374                  36,877               34,125             16,249              21,706
12/14             43,850                  45,750               40,406             17,243              24,580
06/15             53,357                  55,760               49,211             17,455              27,087
12/15             48,656                  50,959               45,160             17,481              26,402
06/16             38,526                  40,472               34,435             18,152              26,555
12/16             39,120                  41,267               35,515             19,572              25,860

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2012 through December 31, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/12 - 12/31/12             121             0              0             0
01/01/13 - 12/31/13             204             0              0             0
01/01/14 - 12/31/14             183             0              0             0
01/01/15 - 12/31/15             159             0              0             0
01/01/16 - 12/31/16             129             1              0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/12 - 12/31/12             128             1              0             0
01/01/13 - 12/31/13              48             0              0             0
01/01/14 - 12/31/14              69             0              0             0
01/01/15 - 12/31/15              93             0              0             0
01/01/16 - 12/31/16             122             0              0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DOW JONES INTERNET INDEX FUND (FDN)

The First Trust Dow Jones Internet Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dow Jones Internet Composite Index(SM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index represents companies that generate the majority of their revenues via the Internet. The Index was designed and is maintained according to a set of rules that were devised with the goal of providing clear and accurate views of the growing Internet market segment. The Index aims to consistently represent 80% of the float-adjusted Internet equity universe. For its stock to be eligible for the "universe," a company must generate at least 50% of annual sales/revenues from the Internet, and be currently included in the Dow Jones U.S. Index. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was June 23, 2006.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                         AVERAGE ANNUAL TOTAL RETURNS                CUMULATIVE TOTAL RETURNS
                                         1 Year      5 Years      10 Years      Inception      5 Years      10 Years      Inception
                                         Ended        Ended        Ended        (6/19/06)       Ended        Ended        (6/19/06)
                                        12/31/16     12/31/16     12/31/16     to 12/31/16     12/31/16     12/31/16     to 12/31/16
FUND PERFORMANCE
NAV                                       6.91%       19.84%       13.51%        14.08%        147.18%      255.05%        300.67%
Market Value                              6.98%       19.85%       13.50%        14.09%        147.30%      254.91%        300.87%

INDEX PERFORMANCE
Dow Jones Internet Composite Index(SM)    7.45%       20.48%       14.12%        14.70%        153.84%      274.72%        323.98%
S&P 500(R) Index                         11.96%       14.66%        6.95%         8.05%         98.18%       95.72%        126.13%
S&P Composite 1500(R) Information
   Technology Index                      14.78%       16.37%        9.89%        10.90%        113.43%      156.86%        197.31%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 20.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 6.91% during the 12-month period covered by this report. During the same period, the S&P Composite 1500(R) Information Technology Index ("benchmark") generated a return of 14.78%. Over the period, the Internet Software & Services industry had the highest allocation of 51.1% in the Fund. This industry had a 6.9% return leading to a contribution of 3.3% to the Fund's performance. Amazon.com, Inc. and Facebook, Inc. were the top two contributing securities to the Fund's return, with a 1.6% and 1.5% contribution, respectively. Each of these securities were given an average weighting of 10.3% over the period, that had a 10.0% return. TripAdvisor, Inc., which is in the Internet & Direct Marketing Retail industry, contributed -1.3% to the Fund's performance, due to its -45.6% return. On a relative basis, the Fund underperformed the benchmark. The Internet Software & Services industry, where the Fund over allocated to the benchmark by 31.4%, created -2.5% of the underperformance. Another -2.3% of underperformance was created by the Semiconductors & Semiconductor Equipment industry, where the benchmark gave an average 14.4% allocation versus the Fund's 0% allocation. This industry returned 32.9% over the period. The IT Services and Software industries were the only industries that created relative outperformance. Both industries, which posted average returns, were given a smaller weighting in the Fund over the period, creating the outperformance.

-----------------------------
Dow Jones and Dow Jones Internet Composite IndexSM are products of S&P Dow Jones Indices ("SPDJI") and have been licensed for use by First Trust on behalf of the Fund. The Fund, based on the Dow Jones Internet Composite Index(SM), is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones Trademark Holdings LLC ("Dow Jones") or their respective affiliates and SPDJI, Dow Jones and their respective affiliates make no representation regarding the advisability of trading in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DOW JONES INTERNET INDEX FUND (FDN) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                        69.66%
Consumer Discretionary                        20.46
Financials                                     4.93
Health Care                                    2.76
Telecommunication Services                     2.19
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Facebook, Inc., Class A                        9.92%
Amazon.com, Inc.                               9.90
Alphabet, Inc., Class A                        5.15
Netflix, Inc.                                  5.11
Alphabet, Inc., Class C                        5.03
PayPal Holdings, Inc.                          4.75
salesforce.com, Inc.                           4.60
Yahoo!, Inc.                                   4.11
eBay, Inc.                                     4.11
Citrix Systems, Inc.                           2.86
                                             -------
   Total                                      55.54%
                                             =======

                                PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                   DECEMBER 31, 2006 - DECEMBER 31, 2016

               First Trust                Dow Jones                                 S&P Composite 1500(R)
            Dow Jones Internet        Internet Composite         S&P 500(R)         Information Technology
                Index Fund                Index(SM)                Index                    Index
12/06            $10,000                   $10,000                $10,000                  $10,000
06/07             11,498                    11,528                 10,696                   10,987
12/07             11,116                    11,181                 10,550                   11,543
06/08              9,927                    10,010                  9,292                   10,055
12/08              6,223                     6,287                  6,647                    6,591
06/09              8,306                     8,417                  6,857                    8,212
12/09             11,153                    11,334                  8,405                   10,613
06/10             10,615                    10,801                  7,846                    9,550
12/10             15,238                    15,556                  9,672                   11,900
06/11             16,114                    16,491                 10,254                   12,193
12/11             14,362                    14,760                  9,876                   12,033
06/12             15,719                    16,204                 10,813                   13,564
12/12             17,357                    17,953                 11,456                   13,808
06/13             20,183                    20,934                 13,039                   14,737
12/13             26,625                    27,712                 15,166                   17,811
06/14             26,497                    27,627                 16,249                   19,316
12/14             27,271                    28,486                 17,243                   21,186
06/15             29,886                    31,304                 17,455                   21,461
12/15             33,206                    34,868                 17,481                   22,371
06/16             32,084                    33,773                 18,152                   22,384
12/16             35,501                    37,464                 19,572                   25,686

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2012 through December 31, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/12 - 12/31/12             122             0              0             0
01/01/13 - 12/31/13             200             0              0             0
01/01/14 - 12/31/14             148             0              0             0
01/01/15 - 12/31/15             201             0              0             0
01/01/16 - 12/31/16             124             0              0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/12 - 12/31/12             128             0              0             0
01/01/13 - 12/31/13              52             0              0             0
01/01/14 - 12/31/14             104             0              0             0
01/01/15 - 12/31/15              51             0              0             0
01/01/16 - 12/31/16             128             0              0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CAPITAL STRENGTH ETF (FTCS)

The First Trust Capital Strength ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called The Capital Strength Index(TM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index is initially equally-weighted and is made up of the top 50 stocks out of the universe of the largest 500 U.S. companies included in the Nasdaq US Benchmark Index, ranked by one- and three-year daily volatility. Companies with less than $1 billion in cash and short term investments, companies with long-term debt divided by market capitalization greater than 30%, and companies with return on equity less than 15% are excluded from the Index. The Index is reconstituted and rebalanced on a quarterly basis. The Fund's shares are listed for trading on the Nasdaq. The first day of secondary market trading in shares of the Fund was July 11, 2006.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                         AVERAGE ANNUAL TOTAL RETURNS                CUMULATIVE TOTAL RETURNS
                                         1 Year      5 Years      10 Years      Inception      5 Years      10 Years      Inception
                                         Ended        Ended        Ended        (7/6/06)        Ended        Ended        (7/6/06)
                                        12/31/16     12/31/16     12/31/16     to 12/31/16     12/31/16     12/31/16     to 12/31/16
FUND PERFORMANCE
NAV                                       8.57%       15.25%       8.07%          8.73%        103.37%      117.23%        140.56%
Market Value                              8.63%       15.29%       8.06%          8.74%        103.65%      117.04%        140.68%

INDEX PERFORMANCE
The Capital Strength Index(TM)*           9.31%        N/A          N/A            N/A           N/A          N/A            N/A
S&P 500 Value Index**                    17.40%       14.69%       5.50%          6.46%         98.46%       70.75%         92.86%
S&P 500(R) Index                         11.96%       14.66%       6.95%          7.80%         98.18%       95.72%        119.88%
------------------------------------------------------------------------------------------------------------------------------------

* On June 4, 2013, the Fund's underlying index changed from the Credit Suisse U.S. Value Index, Powered by HOLT(TM) to The Capital Strength Index(TM). On June 18, 2010, the Fund's underlying index changed from the Deutsche Bank CROCI(R) US+ Index(TM) to the Credit Suisse U.S. Value Index, Powered by HOLT(TM). Since the Fund's new underlying index had an inception date of March 20, 2013, it was not in existence for some of the periods disclosed.

** The Fund no longer uses the S&P 500 Value Index as a comparative index for the Fund as the Advisor has determined that this index is no longer representative of the Fund's investment strategy and portfolio holdings. The S&P 500 Value Index will be represented in performance comparisons of the Fund until May 1, 2018.

(See Notes to Fund Performance Overview on page 20.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 8.57% during the 12-month period covered by this report. During the same period, the S&P 500 Value Index ("benchmark") generated a return of 17.40%. The Information Technology sector generated 4.3% of the Fund's performance, as the sector was given a 20.9% allocation and had a return of 17.9%. The top returning sector was Industrials with a 22.8% return. The Health Care sector was the worst contributing sector over the period with a -0.5% contribution to performance. This sector was given an average 14.2% weighting and had a 3.8% return. The only returning sector with negative returns was Materials with a -13.1% return. The sector's contribution was minimized to -0.3% due to its low average weighting of 2.0% of the Fund. On a relative basis, the Fund underperformed the benchmark. The relative underperformance is primarily attributed to the Fund's holdings within the Consumer Discretionary sector where the Fund over allocated the benchmark by 10.4% and underperformed by -9.5%; this led to -2.4% of drag. The Industrials sector, where the Fund over allocated the benchmark by 11.1%, reversed -0.5% of underperformance.

-----------------------------
"Credit Suisse," "HOLT" and "Credit Suisse U.S. Value Index, Powered by HOLT(TM)," are trademarks of Credit Suisse Group AG, Credit Suisse Securities
(USA) LLC or one of their affiliates.

The Capital Strength Index(TM) is the trademark (the "Mark") of the Nasdaq OMX Group ("Nasdaq OMX"). The Mark is licensed for use by First Trust Portfolios L.P. The Fund has not been passed on by Nasdaq OMX as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by Nasdaq OMX. The Fund should not be construed in any way as investment advice by Nasdaq OMX. NASDAQ OMX MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE FUND OR THE CAPITAL STRENGTH INDEX(TM).

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CAPITAL STRENGTH ETF (FTCS) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Health Care                                   22.65%
Information Technology                        22.60
Industrials                                   18.88
Consumer Staples                              15.75
Consumer Discretionary                        14.26
Financials                                     3.88
Materials                                      1.98
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Xilinx, Inc.                                   2.34%
Automatic Data Processing, Inc.                2.29
Sysco Corp.                                    2.25
General Dynamics Corp.                         2.22
Boeing (The) Co.                               2.22
T. Rowe Price Group, Inc.                      2.21
Walt Disney (The) Co.                          2.17
International Business Machines Corp.          2.14
UnitedHealth Group, Inc.                       2.13
Western Union (The) Co.                        2.10
                                             -------
   Total                                      22.07%
                                             =======

            PERFORMANCE OF A $10,000 INITIAL INVESTMENT
               DECEMBER 31, 2006 - DECEMBER 31, 2016

            First Trust Capital        S&P 500(R)          S&P 500
               Strength ETF              Index           Value Index
12/06             $10,000               $10,000            $10,000
06/07              11,237                10,695             10,737
12/07              11,026                10,549             10,199
06/08              10,162                 9,293              8,563
12/08               6,922                 6,646              6,200
06/09               7,802                 6,856              6,113
12/09               9,649                 8,405              7,513
06/10               8,921                 7,846              7,115
12/10              11,002                 9,672              8,648
06/11              11,868                10,254              9,100
12/11              10,679                 9,876              8,606
06/12              11,259                10,813              9,374
12/12              12,543                11,456             10,128
06/13              14,631                13,039             11,721
12/13              17,045                15,166             13,367
06/14              17,996                16,249             14,297
12/14              19,680                17,243             15,018
06/15              19,647                17,455             14,950
12/15              20,005                17,481             14,546
06/16              21,073                18,152             15,454
12/16              21,720                19,572             17,077

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2012 through December 31, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/12 - 12/31/12             147             0              0             0
01/01/13 - 12/31/13             134             0              0             0
01/01/14 - 12/31/14             108             9              0             0
01/01/15 - 12/31/15             190             2              0             0
01/01/16 - 12/31/16             194             0              0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/12 - 12/31/12             103             0              0             0
01/01/13 - 12/31/13             117             1              0             0
01/01/14 - 12/31/14             131             4              0             0
01/01/15 - 12/31/15              57             3              0             0
01/01/16 - 12/31/16              58             0              0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)

The First Trust Value Line(R) Dividend Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Value Line(R) Dividend Index (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is designed to objectively identify and select those stocks from the universe of stocks which Value Line, Inc.(R) gives a Safety(TM) Ranking of #1 or #2 in the Value Line(R) Safety(TM) Ranking System and have the potential to pay above-average dividends and achieve capital appreciation. The Index is rebalanced on a monthly basis. The Fund's shares are listed for trading on the NYSE Arca.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                         AVERAGE ANNUAL TOTAL RETURNS                CUMULATIVE TOTAL RETURNS
                                         1 Year      5 Years      10 Years      Inception      5 Years      10 Years      Inception
                                         Ended        Ended        Ended        (8/19/03)       Ended        Ended        (8/19/03)
                                        12/31/16     12/31/16     12/31/16     to 12/31/16     12/31/16     12/31/16     to 12/31/16
FUND PERFORMANCE
NAV                                      19.94%       14.66%       8.19%          9.93%         98.14%      119.63%        254.41%
Market Value                             20.07%       14.68%       8.20%          9.94%         98.35%      120.00%        254.79%

INDEX PERFORMANCE
Value Line(R) Dividend Index*            20.92%       15.60%       9.04%           N/A         106.43%      137.70%          N/A
S&P 500(R) Index                         11.96%       14.66%       6.95%          8.41%         98.18%       95.72%        194.38%
Dow Jones U.S. Select Dividend
   Index(SM)*                            21.98%       14.64%       6.72%           N/A          98.00%       91.59%          N/A
------------------------------------------------------------------------------------------------------------------------------------

      On December 15, 2006, the Fund acquired the assets and adopted the financial and performance history of First Trust Value Line(R) Dividend Fund (the "Predecessor FVD Fund," a closed-end fund), which had an inception date of August 19, 2003. The inception date total returns at net asset value ("NAV") include the sales load of $0.675 per share on the initial offering. The investment goals, strategies and policies of the Fund are substantially similar to those of the Predecessor FVD Fund. The inception date of the Index was July 3, 2006. Returns for the Index are only disclosed for those periods in which the Index was in existence for the entire period. The cumulative total returns for the period from the reorganization date (December 15, 2006) through period end (December 31, 2016) were 119.11% and 120.39% at NAV and Market Value, respectively. That compares to an Index return of 137.92% for the same period. The average annual total returns for the period from the reorganization date (December 15, 2006) through period end (December 31, 2016) were 8.12% and 8.19% at NAV and Market Value, respectively. That compares to an Index return of 9.02% for the same period.

      NAV and Market Value returns assume that all distributions have been reinvested in the Fund at NAV and Market Value, respectively. Prior to December 15, 2006, NAV and Market Value returns assumed that all distributions were reinvested at prices obtained by the Dividend Reinvestment Plan of the Predecessor FVD Fund and the price used to calculate Market Value return was the AMEX (now known as the NYSE MKT) closing market price of the Predecessor FVD Fund.

      * Performance data is not available for all the periods shown in the table because performance data does not exist for the periods shown.

(See Notes to Fund Performance Overview on page 20.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 19.94% during the 12-month period covered by this report. During the same period, the S&P 500(R) Index ("benchmark") generated a return of 11.96%. The majority of the Fund's return came from the Utilities sector. The Fund had a 22.8% average allocation to the Utilities sector and had a 24.5% return, which lead to a 5.8% contribution. The Industrials and Financials sectors were the top returning sectors in the Fund, each having a 28.0% return. The Health Care sector was the only negative returning sector over the period, with a -0.3% contribution stemming from the Fund's 7.6% weighting in the sector and -3.5% return. The Fund's holdings in the Pharmaceuticals industry in particular led to the negative contribution. The industry was given an average weighting of 5.1% and had a return of -4.2%, which led to a -0.2% contribution. On a relative basis, the Fund outperformed the benchmark. The Fund's outperformance is primarily attributable to the Utilities sector, where the Fund had a 19.5% greater allocation and 7.9% higher return, resulting in 3.0% of outperformance. The Energy sector reversed -0.44% of the Fund's outperformance due to the Fund allocating 3.0% less to the well-performing sector and having a -1.9% lower return.

-----------------------------
Value Line is a registered trademark of Value Line, Inc. that is licensed to First Trust on behalf of the Fund. The Fund is not sponsored, recommended, sold, or promoted by Value Line Publishing LLC, Value Line, Inc. or any of their affiliates.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Utilities                                     21.07%
Financials                                    16.39
Consumer Staples                              14.46
Industrials                                   11.20
Information Technology                         9.68
Health Care                                    8.75
Consumer Discretionary                         6.63
Energy                                         3.59
Materials                                      3.55
Real Estate                                    3.13
Telecommunication Services                     1.55
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Weis Markets, Inc.                             0.57%
Sanofi, ADR                                    0.53
Realty Income Corp.                            0.53
Public Storage                                 0.52
Anheuser-Busch InBev S.A/N.V., ADR             0.52
Federal Realty Investment Trust                0.52
Fortis, Inc.                                   0.52
Novartis AG, ADR                               0.52
TOTAL S.A., ADR                                0.52
Simon Property Group, Inc.                     0.52
                                             -------
   Total                                       5.27%
                                             =======

                            PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                               DECEMBER 31, 2006 - DECEMBER 31, 2016

                First Trust
               Value Line(R)           Value Line(R)         S&P 500(R)        Dow Jones U.S. Select
            Dividend Index Fund        Dividend Index          Index            Dividend Index(SM)
12/06             $10,000                 $10,000             $10,000                 $10,000
06/07              10,269                  10,303              10,696                  10,419
12/07               9,658                   9,732              10,549                   9,484
06/08               8,717                   8,812               9,293                   7,454
12/08               7,323                   7,431               6,647                   6,547
06/09               7,235                   7,364               6,857                   5,726
12/09               8,757                   8,955               8,405                   7,276
06/10               8,505                   8,728               7,846                   7,182
12/10              10,165                  10,477               9,672                   8,609
06/11              10,992                  11,375              10,254                   9,331
12/11              11,084                  11,513               9,876                   9,678
06/12              11,786                  12,302              10,813                  10,311
12/12              12,323                  12,905              11,456                  10,727
06/13              14,035                  14,762              13,039                  12,213
12/13              15,597                  16,466              15,166                  13,844
06/14              16,926                  17,951              16,249                  15,209
12/14              18,084                  19,252              17,243                  15,969
06/15              17,708                  18,925              17,455                  15,399
12/15              18,310                  19,656              17,481                  15,709
06/16              20,888                  22,522              18,152                  18,152
12/16              21,962                  23,770              19,572                  19,163

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2012 through December 31, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/12 - 12/31/12             205             0              0             0
01/01/13 - 12/31/13             238             0              0             0
01/01/14 - 12/31/14             223             0              0             0
01/01/15 - 12/31/15             179             0              0             0
01/01/16 - 12/31/16             182             0              0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/12 - 12/31/12              44             1              0             0
01/01/13 - 12/31/13              14             0              0             0
01/01/14 - 12/31/14              29             0              0             0
01/01/15 - 12/31/15              73             0              0             0
01/01/16 - 12/31/16              70             0              0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND (FVL)

The First Trust Value Line(R) 100 Exchange-Traded Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Value Line(R) 100 Index (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is an equal-dollar weighted index that is designed to objectively identify and select 100 stocks from the universe of stocks to which Value Line(R) assigns a #1 ranking in the Value Line(R) Timeliness(TM) Ranking System (the "Ranking System"). At any one time only 100 stocks are assigned a #1 ranking in the Ranking System. The Index is rebalanced quarterly. The Fund's shares are listed for trading on the NYSE Arca.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                         AVERAGE ANNUAL TOTAL RETURNS                CUMULATIVE TOTAL RETURNS
                                         1 Year      5 Years      10 Years      Inception      5 Years      10 Years      Inception
                                         Ended        Ended        Ended        (6/12/03)       Ended        Ended        (6/12/03)
                                        12/31/16     12/31/16     12/31/16     to 12/31/16     12/31/16     12/31/16     to 12/31/16
FUND PERFORMANCE
NAV                                      10.14%       12.44%       4.13%          5.97%         79.76%       49.83%        119.46%
Market Value                             10.24%       12.45%       4.99%          5.97%         79.84%       62.70%        119.56%

INDEX PERFORMANCE
Value Line(R) 100 Index*                 11.29%       13.49%        N/A            N/A          88.29%        N/A            N/A
Russell 3000(R) Index                    12.74%       14.67%       7.07%          8.69%         98.23%       98.10%        209.54%
------------------------------------------------------------------------------------------------------------------------------------

      On June 15, 2007, the Fund acquired the assets and adopted the financial and performance history of First Trust Value Line(R) 100 Fund (the "Predecessor FVL Fund," a closed-end fund), which had an inception date of June 12, 2003. The inception date total returns at NAV include the sales load of $0.675 per share on the initial offering. The investment goals, strategies and policies of the Fund are substantially similar to those of the Predecessor FVL Fund. The inception date of the Index was January 16, 2007. Returns for the Index are only disclosed for those periods in which the Index was in existence for the entire period. The cumulative total returns for the period from the reorganization date (June 15, 2007) through period end (December 31, 2016) were 33.15% and 33.27% at NAV and Market Value, respectively. That compares to an Index return of 45.39% for that same period. The average annual total returns for the period from the reorganization date (June 15, 2007) through period end (December 31, 2016) were 3.04% and 3.05% at NAV and Market Value, respectively. That compares to an Index return of 4.00% for the same period.

      NAV and Market Value returns assume that all distributions have been reinvested in the Fund at NAV and Market Value, respectively. Prior to June 15, 2007, NAV and Market Value returns assumed that all distributions were reinvested at prices obtained by the Dividend Reinvestment Plan of the Predecessor FVL Fund and the price used to calculate Market Value return was the AMEX (now known as the NYSE MKT) closing market price of the Predecessor FVL Fund.

      * Performance data is not available for all the periods shown in the table for the index because performance data does not exist for each of the entire periods.

(See Notes to Fund Performance Overview on page 20.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 10.14% during the 12-month period covered by this report. During the same period, the Russell 3000(R) Index ("benchmark") generated a return of 12.74%. 2.9% of the Fund's return stemmed from the Energy sector, where the Fund saw a 23.7% return, which was the highest sector return amongst the Fund, and was given an average weighting of 5.4%. The highest weighted sector over the period was the Information Technology sector, with an average weighting of 20.3%. This sector had a 7.6% return, which led to a 1.2% contribution to performance. The Consumer Discretionary sector, with a -1.0% contribution, was the only sector with negative impact to performance. This sector was given an average weighting of 11.4% and had a -12.0% return. The only other sector to have a negative return was the Consumer Staples sector, with a -1.3% return. On a relative basis, the Fund underperformed the benchmark. Although the returns of the Fund and benchmark were similar, slightly more underperformance was created by the Fund's holdings in the Consumer Discretionary sector. Several names within this sector, such as Royal Caribbean Cruises Ltd. and Norwegian Cruise Line Holdings, which had fairly poor returns of -27.7% and -22.8%, respectively, were given higher allocations in the Fund. The Consumer Discretionary sector as a whole created -1.5% of underperformance. The Fund's allocation to the Energy sector reversed 1.3% of underperformance. Although the Fund underperformed the benchmark within the Energy sector, the Fund had an average 1.0% lower allocation, which allowed the Fund to allocate more weighting to sectors that could outperform the benchmark.

-----------------------------
Value Line is a registered trademark of Value Line, Inc. that is licensed to First Trust on behalf of the Fund. The Fund is not sponsored, recommended, sold, or promoted by Value Line Publishing LLC, Value Line, Inc. or any of their affiliates.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND (FVL) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Energy                                        25.86%
Consumer Discretionary                        17.68
Information Technology                        14.16
Financials                                     9.48
Health Care                                    7.41
Industrials                                    7.16
Materials                                      7.05
Utilities                                      5.01
Telecommunication Services                     3.28
Consumer Staples                               2.91
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Bristow Group, Inc.                            1.73%
Anixter International, Inc.                    1.26
Aegon N.V.                                     1.21
Pandora Media, Inc.                            1.20
Tesla Motors, Inc.                             1.18
Kemper Corp.                                   1.14
CVR Energy, Inc.                               1.13
America Movil S.A.B. de C.V., Class L, ADR     1.12
Speedway Motorsports, Inc.                     1.12
Telefonica S.A., ADR                           1.12
                                             -------
   Total                                      12.21%
                                             =======

            PERFORMANCE OF A $10,000 INITIAL INVESTMENT
               DECEMBER 31, 2006 - DECEMBER 31, 2016

            First Trust Value Line(R) 100            Russell 3000(R)
                Exchange-Traded Fund                      Index
12/06                  $10,000                           $10,000
06/07                   11,168                            10,711
12/07                   11,991                            10,514
06/08                   10,967                             9,352
12/08                    6,200                             6,591
06/09                    5,959                             6,867
12/09                    6,990                             8,458
06/10                    6,930                             7,946
12/10                    9,053                             9,889
06/11                    9,566                            10,517
12/11                    8,336                             9,990
06/12                    8,569                            10,921
12/12                    9,047                            11,630
06/13                   10,395                            13,265
12/13                   12,615                            15,532
06/14                   13,980                            16,610
12/14                   14,046                            17,482
06/15                   14,418                            17,821
12/15                   13,606                            17,565
06/16                   14,074                            18,201
12/16                   14,985                            19,810

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2012 through December 31, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/12 - 12/31/12              73             0              0             0
01/01/13 - 12/31/13             100             0              0             0
01/01/14 - 12/31/14             165             0              0             0
01/01/15 - 12/31/15             130             0              0             0
01/01/16 - 12/31/16             140             1              0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/12 - 12/31/12             177             0              0             0
01/01/13 - 12/31/13             152             0              0             0
01/01/14 - 12/31/14              87             0              0             0
01/01/15 - 12/31/15             122             0              0             0
01/01/16 - 12/31/16             111             0              0             0

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

FIRST TRUST EXCHANGE-TRADED FUND
UNDERSTANDING YOUR FUND EXPENSES
DECEMBER 31, 2016 (UNAUDITED)

As a shareholder of First Trust Dow Jones Select MicroCap Index Fund, First Trust Morningstar Dividend Leaders Index Fund, First Trust US Equity Opportunities ETF, First Trust NYSE Arca Biotechnology Index Fund, First Trust Dow Jones Internet Index Fund, First Trust Capital Strength ETF, First Trust Value Line(R) Dividend Index Fund or First Trust Value Line(R) 100 Exchange-Traded Fund (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended December 31, 2016.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

-----------------------------------------------------------------------------------------------------------------------
                                                                                          ANNUALIZED
                                                                                         EXPENSE RATIO    EXPENSES PAID
                                                     BEGINNING           ENDING          BASED ON THE      DURING THE
                                                   ACCOUNT VALUE      ACCOUNT VALUE        SIX-MONTH        SIX-MONTH
                                                   JULY 1, 2016     DECEMBER 31, 2016     PERIOD (a)       PERIOD (b)
-----------------------------------------------------------------------------------------------------------------------
FIRST TRUST DOW JONES SELECT MICROCAP INDEX
   FUND (FDM)
Actual                                               $1,000.00          $1,321.50            0.60%            $3.50
Hypothetical (5% return before expenses)             $1,000.00          $1,022.12            0.60%            $3.05

FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX
   FUND (FDL)
Actual                                               $1,000.00          $1,052.30            0.45%            $2.32
Hypothetical (5% return before expenses)             $1,000.00          $1,022.87            0.45%            $2.29

FIRST TRUST US EQUITY OPPORTUNITIES ETF (FPX)
Actual                                               $1,000.00          $1,074.00            0.60%            $3.13
Hypothetical (5% return before expenses)             $1,000.00          $1,022.12            0.60%            $3.05

FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX
   FUND (FBT)
Actual                                               $1,000.00          $1,015.40            0.56%            $2.84
Hypothetical (5% return before expenses)             $1,000.00          $1,022.32            0.56%            $2.85

FIRST TRUST DOW JONES INTERNET INDEX FUND (FDN)
Actual                                               $1,000.00          $1,106.50            0.53%            $2.81
Hypothetical (5% return before expenses)             $1,000.00          $1,022.47            0.53%            $2.69

FIRST TRUST CAPITAL STRENGTH ETF (FTCS)
Actual                                               $1,000.00          $1,030.70            0.63%            $3.22
Hypothetical (5% return before expenses)             $1,000.00          $1,021.97            0.63%            $3.20

FIRST TRUST EXCHANGE-TRADED FUND
UNDERSTANDING YOUR FUND EXPENSES (CONTINUED)
DECEMBER 31, 2016 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------
                                                                                          ANNUALIZED
                                                                                         EXPENSE RATIO    EXPENSES PAID
                                                     BEGINNING           ENDING          BASED ON THE      DURING THE
                                                   ACCOUNT VALUE      ACCOUNT VALUE        SIX-MONTH        SIX-MONTH
                                                   JULY 1, 2016     DECEMBER 31, 2016     PERIOD (a)       PERIOD (b)
-----------------------------------------------------------------------------------------------------------------------
FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)
Actual                                               $1,000.00          $1,051.40            0.70%            $3.61
Hypothetical (5% return before expenses)             $1,000.00          $1,021.62            0.70%            $3.56

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED
   FUND (FVL)
Actual                                               $1,000.00          $1,064.70            0.70%            $3.63
Hypothetical (5% return before expenses)             $1,000.00          $1,021.62            0.70%            $3.56


(a) These expense ratios reflect an expense cap for certain Funds. See Note 3 in Notes to Financial Statements.

(b) Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (July 1, 2016 through December 31, 2016), multiplied by 184/366 (to reflect the one-half year period).

FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2016

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.9%
             AEROSPACE & DEFENSE -- 1.0%
       5,532 National Presto Industries, Inc.  $      588,605
      10,349 Sparton Corp. (a)                        246,823
      12,082 Vectrus, Inc. (a)                        288,156
                                               --------------
                                                    1,123,584
                                               --------------
             AIR FREIGHT & LOGISTICS -- 0.3%
       9,584 Park-Ohio Holdings Corp.                 408,278
                                               --------------
             AUTO COMPONENTS -- 2.2%
      20,855 Horizon Global Corp. (a)                 500,520
      53,571 Modine Manufacturing Co. (a)             798,208
      29,346 Stoneridge, Inc. (a)                     519,131
       4,023 Strattec Security Corp.                  162,127
      22,804 Tower International, Inc.                646,493
                                               --------------
                                                    2,626,479
                                               --------------
             AUTOMOBILES -- 0.8%
      29,657 Winnebago Industries, Inc.               938,644
                                               --------------
             BANKS -- 31.6%
       6,796 ACNB Corp.                               212,375
      12,733 Allegiance Bancshares, Inc. (a)          460,298
       9,080 American National Bankshares, Inc.       315,984
       6,178 Bank of Marin Bancorp                    430,915
       6,537 Bankwell Financial Group, Inc.           212,452
       6,790 Bar Harbor Bankshares                    321,371
      20,125 Bridge Bancorp, Inc.                     762,737
      18,963 Bryn Mawr Bank Corp.                     799,290
       3,608 C&F Financial Corp.                      179,859
      17,313 Camden National Corp.                    769,563
      11,820 Carolina Financial Corp.                 363,938
      35,913 Cascade Bancorp (a)                      291,614
       9,937 Central Valley Community Bancorp         198,343
       4,165 Chemung Financial Corp.                  151,398
      15,084 CNB Financial Corp.                      403,346
      41,406 CoBiz Financial, Inc.                    699,347
       9,397 Codorus Valley Bancorp, Inc.             268,754
      18,570 Community Trust Bancorp, Inc.            921,072
      31,558 ConnectOne Bancorp, Inc.                 818,930
      18,038 CU Bancorp (a)                           645,760
      22,437 Enterprise Financial Services
                Corp.                                 964,791
       5,174 Equity Bancshares, Inc.,
                Class A (a)                           174,053
      27,598 Farmers National Banc Corp.              391,892
      23,739 Fidelity Southern Corp.                  561,902
      15,312 Financial Institutions, Inc.             523,670
      22,558 First Bancorp                            612,224
      16,763 First Community Bancshares, Inc.         505,237
      15,421 First Connecticut Bancorp, Inc.          349,286
      12,571 First Financial Corp.                    663,749
      14,829 First Foundation, Inc. (a)               422,626
      30,162 Flushing Financial Corp.                 886,461
      13,265 Franklin Financial Network,
                Inc. (a)                              555,140
      12,024 Great Southern Bancorp, Inc.             657,112
      23,558 Green Bancorp, Inc. (a)                  358,082
      19,071 Guaranty Bancorp                         461,518
      30,618 Heritage Commerce Corp.                  441,818
      33,577 Heritage Financial Corp.                 864,608
      22,278 Heritage Oaks Bancorp                    274,688


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             BANKS (CONTINUED)
      18,165 HomeTrust Bancshares, Inc. (a)    $      470,473
      22,623 Horizon Bancorp                          633,444
      23,822 Independent Bank Corp.                   516,937
      43,352 Lakeland Bancorp, Inc.                   845,364
       9,851 LCNB Corp.                               229,036
      29,287 Macatawa Bank Corp.                      304,878
      25,600 MainSource Financial Group, Inc.         880,640
      21,925 MBT Financial Corp.                      248,849
      18,278 Mercantile Bank Corp.                    689,081
       6,563 Merchants Bancshares, Inc.               355,715
       5,333 Middleburg Financial Corp.               185,322
       8,719 MidWestOne Financial Group, Inc.         327,834
       6,980 MutualFirst Financial, Inc.              231,038
       9,680 National Commerce Corp. (a)              359,612
       7,735 Northrim BanCorp, Inc.                   244,426
      49,238 OFG Bancorp                              645,018
       8,888 Old Line Bancshares, Inc.                213,134
       8,266 Orrstown Financial Services, Inc.        185,158
      56,776 Park Sterling Corp.                      612,613
      16,722 Peapack-Gladstone Financial Corp.        516,375
      20,402 Peoples Bancorp, Inc.                    662,249
       9,291 Premier Financial Bancorp, Inc.          186,749
      13,196 QCR Holdings, Inc.                       571,387
       9,811 Republic Bancorp, Inc., Class A          387,927
      33,681 Seacoast Banking Corp. of
                Florida (a)                           743,003
      14,200 Shore Bancshares, Inc.                   216,550
      12,061 Sierra Bancorp                           320,702
       6,370 Southern First Bancshares,
                Inc. (a)                              229,320
      12,648 Southern National Bancorp of
                Virginia, Inc.                        206,668
      19,692 Southwest Bancorp, Inc.                  571,068
      14,161 Stonegate Bank                           590,939
       9,602 Summit Financial Group, Inc.             264,343
      22,523 TriCo Bancshares                         769,836
      24,470 TriState Capital Holdings,
                Inc. (a)                              540,787
      18,473 Triumph Bancorp, Inc. (a)                483,069
      29,797 Univest Corp. of Pennsylvania            920,727
      14,570 Veritex Holdings, Inc. (a)               389,165
      16,510 Washington Trust Bancorp, Inc.           925,386
       9,828 WashingtonFirst Bankshares, Inc.         284,914
                                               --------------
                                                   36,855,939
                                               --------------
             BIOTECHNOLOGY -- 0.3%
     185,610 PDL BioPharma, Inc.                      393,493
                                               --------------
             BUILDING PRODUCTS -- 1.7%
      17,730 CSW Industrials, Inc. (a)                653,351
      19,575 Insteel Industries, Inc.                 697,653
      54,938 PGT Innovations, Inc. (a)                629,040
                                               --------------
                                                    1,980,044
                                               --------------
             CAPITAL MARKETS -- 3.5%
      26,743 GAIN Capital Holdings, Inc.              175,969
      16,724 INTL FCStone, Inc. (a)                   662,270
      16,822 Manning & Napier, Inc.                   127,006
      20,775 Moelis & Co., Class A                    704,272
      15,946 Piper Jaffray Cos. (a)                 1,156,085
      18,369 PJT Partners, Inc., Class A (b)          567,235


                        See Notes to Financial Statements                Page 23

FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2016

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             CAPITAL MARKETS (CONTINUED)
      16,269 Pzena Investment Management,
                Inc., Class A                  $      180,749
       8,880 Westwood Holdings Group, Inc.            532,711
                                               --------------
                                                    4,106,297
                                               --------------
             CHEMICALS -- 2.8%
       7,839 Chase Corp.                              654,948
       8,212 Core Molding Technologies,
                Inc. (a)                              140,507
      10,710 Hawkins, Inc.                            577,805
       8,177 KMG Chemicals, Inc.                      318,004
      47,562 OMNOVA Solutions, Inc. (a)               475,620
      48,514 Rayonier Advanced Materials, Inc.        750,026
      21,983 Trecora Resources (a)                    304,465
                                               --------------
                                                    3,221,375
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 3.0%
      42,270 ARC Document Solutions, Inc. (a)         214,732
      29,493 CECO Environmental Corp.                 411,427
      29,107 Ennis, Inc.                              505,006
      39,479 Hudson Technologies, Inc. (a)            316,227
      43,673 InnerWorkings, Inc. (a)                  430,179
      41,814 Kimball International, Inc.,
                Class B                               734,254
      20,555 SP Plus Corp. (a)                        578,623
       8,597 VSE Corp.                                333,908
                                               --------------
                                                    3,524,356
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 0.6%
       9,738 Bel Fuse, Inc., Class B                  300,904
      29,109 Digi International, Inc. (a)             400,249
                                               --------------
                                                      701,153
                                               --------------
             CONSTRUCTION & ENGINEERING
                -- 1.0%
       8,659 IES Holdings, Inc. (a)                   165,820
      18,012 MYR Group, Inc. (a)                      678,692
       8,508 NV5 Global, Inc. (a)                     284,167
                                               --------------
                                                    1,128,679
                                               --------------
             CONSTRUCTION MATERIALS -- 0.1%
       2,246 United States Lime & Minerals,
                Inc.                                  170,135
                                               --------------
             CONSUMER FINANCE -- 1.5%
      26,337 Encore Capital Group, Inc. (a) (b)       754,555
      26,069 Enova International, Inc. (a)            327,166
      10,266 Regional Management Corp. (a)            269,790
       6,714 World Acceptance Corp. (a)               431,576
                                               --------------
                                                    1,783,087
                                               --------------
             CONTAINERS & PACKAGING -- 0.9%
       4,358 AEP Industries, Inc.                     505,964
      24,491 Myers Industries, Inc.                   350,221
       7,051 UFP Technologies, Inc. (a)               179,448
                                               --------------
                                                    1,035,633
                                               --------------
             DIVERSIFIED CONSUMER SERVICES
                -- 1.7%
      18,048 American Public Education,
                Inc. (a)                              443,078
      19,223 Bridgepoint Education, Inc. (a)          194,729


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             DIVERSIFIED CONSUMER SERVICES
                (CONTINUED)
      72,185 Career Education Corp. (a)        $      728,347
      16,390 Carriage Services, Inc.                  469,409
       7,881 Collectors Universe, Inc.                167,314
                                               --------------
                                                    2,002,877
                                               --------------
             DIVERSIFIED FINANCIAL SERVICES
                -- 0.1%
       4,257 A-Mark Precious Metals, Inc.              83,012
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 0.7%
      23,374 FairPoint Communications, Inc. (a)       437,094
      19,276 IDT Corp., Class B                       357,377
                                               --------------
                                                      794,471
                                               --------------
             ELECTRIC UTILITIES -- 0.2%
       6,483 Spark Energy, Inc., Class A (b)          196,435
                                               --------------
             ELECTRICAL EQUIPMENT -- 1.3%
       7,670 Allied Motion Technologies, Inc.         164,062
      28,046 LSI Industries, Inc.                     273,168
       9,580 Powell Industries, Inc.                  373,620
      36,247 Thermon Group Holdings, Inc. (a)         691,955
                                               --------------
                                                    1,502,805
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 2.4%
      36,732 CTS Corp.                                822,797
      30,815 Kimball Electronics, Inc. (a)            560,833
      35,144 Novanta, Inc. (a)                        738,024
      21,327 Park Electrochemical Corp.               397,748
      13,642 Vishay Precision Group, Inc. (a)         257,834
                                               --------------
                                                    2,777,236
                                               --------------
             ENERGY EQUIPMENT & SERVICES
                -- 0.4%
      13,708 Natural Gas Services Group,
                Inc. (a)                              440,712
                                               --------------
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS -- 0.5%
      40,688 Armada Hoffler Properties, Inc.          592,824
                                               --------------
             FOOD & STAPLES RETAILING -- 0.5%
      21,489 Chefs' Warehouse (The), Inc. (a)         339,526
       8,499 Village Super Market, Inc.,
                Class A                               262,619
                                               --------------
                                                      602,145
                                               --------------
             FOOD PRODUCTS -- 1.2%
       2,704 Alico, Inc.                               73,414
      10,545 Farmer Brothers Co. (a)                  387,001
      25,158 Omega Protein Corp. (a)                  630,208
       6,985 Seneca Foods Corp., Class A (a)          279,749
                                               --------------
                                                    1,370,372
                                               --------------
             HEALTH CARE EQUIPMENT &
                SUPPLIES -- 0.6%
      11,770 Exactech, Inc. (a)                       321,321
       7,334 FONAR Corp. (a)                          140,446
      23,058 Lantheus Holdings, Inc. (a)              198,299
                                               --------------
                                                      660,066
                                               --------------


Page 24                 See Notes to Financial Statements

FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2016

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             HEALTH CARE PROVIDERS & SERVICES
                -- 1.0%
      10,002 Almost Family, Inc. (a)           $      441,088
      10,769 Landauer, Inc.                           517,989
      35,428 RadNet, Inc. (a)                         228,511
                                               --------------
                                                    1,187,588
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 3.5%
      18,814 Bojangles', Inc. (a)                     350,881
      15,355 Bravo Brio Restaurant Group,
                Inc. (a)                               58,349
      24,393 Century Casinos, Inc. (a)                200,754
      26,381 Del Frisco's Restaurant Group,
                Inc. (a)                              448,477
      37,315 Del Taco Restaurants, Inc. (a)           526,888
      24,158 El Pollo Loco Holdings,
                Inc. (a) (b)                          297,143
       5,992 Fogo De Chao, Inc. (a) (b)                85,985
      10,967 Golden Entertainment, Inc.               132,810
      14,270 Intrawest Resorts Holdings,
                Inc. (a)                              254,720
      20,182 Lindblad Expeditions Holdings,
                Inc. (a)                              190,720
      21,227 Marcus (The) Corp.                       668,651
      12,269 Monarch Casino & Resort, Inc. (a)        316,295
      33,251 Ruth's Hospitality Group, Inc.           608,493
                                               --------------
                                                    4,140,166
                                               --------------
             HOUSEHOLD DURABLES -- 2.5%
      12,147 AV Homes, Inc. (a)                       191,923
      37,080 Beazer Homes USA, Inc. (a)               493,164
      17,218 Century Communities, Inc. (a)            361,578
       9,466 CSS Industries, Inc.                     256,245
       7,409 Flexsteel Industries, Inc.               456,913
      16,461 Green Brick Partners, Inc. (a) (b)       165,433
      24,492 Libbey, Inc.                             476,614
      26,264 William Lyon Homes, Class A (a)          499,804
                                               --------------
                                                    2,901,674
                                               --------------
             HOUSEHOLD PRODUCTS -- 0.2%
      10,276 Orchids Paper Products Co. (b)           269,026
                                               --------------
             INSURANCE -- 2.1%
      12,537 Atlas Financial Holdings, Inc. (a)       226,293
      10,059 Baldwin & Lyons, Inc., Class B           253,487
      13,288 Crawford & Co., Class B                  166,897
      11,426 Donegal Group, Inc., Class A             199,726
       9,662 Global Indemnity Ltd. (a)                369,185
      15,234 Hallmark Financial Services,
                Inc. (a)                              177,171
       1,627 Investors Title Co.                      257,359
      10,841 Patriot National, Inc. (a) (b)            50,411
      33,375 State National Cos., Inc.                462,578
      19,900 United Insurance Holdings Corp.          301,286
                                               --------------
                                                    2,464,393
                                               --------------
             INTERNET & DIRECT MARKETING
                RETAIL -- 0.5%
      23,015 PetMed Express, Inc. (b)                 530,956
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             INTERNET SOFTWARE & SERVICES
                -- 0.3%
      37,806 Angie's List, Inc. (a)            $      311,143
                                               --------------
             IT SERVICES -- 0.7%
      61,374 Lionbridge Technologies, Inc. (a)        355,969
      32,134 MoneyGram International, Inc. (a)        379,503
       7,699 NCI, Inc., Class A                       107,401
                                               --------------
                                                      842,873
                                               --------------
             LEISURE PRODUCTS -- 1.3%
       6,470 Johnson Outdoors, Inc., Class A          256,794
      19,870 Malibu Boats, Inc., Class A (a)          379,120
      18,379 MCBC Holdings, Inc.                      267,966
      34,903 Nautilus, Inc. (a)                       645,705
                                               --------------
                                                    1,549,585
                                               --------------
             MACHINERY -- 2.9%
      10,017 Blue Bird Corp. (a)                      154,763
      22,687 Columbus McKinnon Corp.                  613,456
      27,223 Commercial Vehicle Group, Inc. (a)       150,543
      24,235 Global Brass & Copper Holdings,
                Inc.                                  831,260
      14,459 Hardinge, Inc.                           160,206
       7,370 Hurco Cos., Inc.                         243,947
      12,238 Kadant, Inc.                             748,966
      12,722 Miller Industries, Inc.                  336,497
      12,562 Supreme Industries, Inc., Class A        197,223
                                               --------------
                                                    3,436,861
                                               --------------
             MEDIA -- 1.0%
      28,472 Entercom Communications Corp.,
                Class A                               435,622
      16,995 Reading International, Inc.,
                Class A (a)                           282,117
      11,819 Salem Media Group, Inc.                   73,869
      27,365 tronc, Inc.                              379,552
                                               --------------
                                                    1,171,160
                                               --------------
             METALS & MINING -- 0.8%
      22,355 Materion Corp.                           885,258
                                               --------------
             MORTGAGE REAL ESTATE INVESTMENT
                TRUSTS -- 1.1%
      45,529 Arbor Realty Trust, Inc.                 339,646
      31,936 Ares Commercial Real Estate Corp.        438,481
      68,838 Drive Shack, Inc.                        258,831
      18,494 Great Ajax Corp.                         245,416
                                               --------------
                                                    1,282,374
                                               --------------
             MULTI-UTILITIES -- 0.6%
      15,765 Unitil Corp.                             714,785
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 0.7%
      22,972 Hallador Energy Co.                      208,816
       6,347 REX American Resources Corp. (a)         626,766
                                               --------------
                                                      835,582
                                               --------------
             PAPER & FOREST PRODUCTS -- 0.4%
      47,875 Mercer International, Inc.               509,869
                                               --------------


                        See Notes to Financial Statements                Page 25

FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2016

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             PERSONAL PRODUCTS -- 0.9%
      12,487 Medifast, Inc.                    $      519,834
       7,467 Natural Health Trends Corp. (b)          185,555
       9,081 Nutraceutical International Corp.        317,381
                                               --------------
                                                    1,022,770
                                               --------------
             PHARMACEUTICALS -- 0.9%
      57,244 SciClone Pharmaceuticals,
                Inc. (a)                              618,235
      27,753 Sucampo Pharmaceuticals, Inc.,
                Class A (a)                           376,053
                                               --------------
                                                      994,288
                                               --------------
             PROFESSIONAL SERVICES -- 1.7%
      60,135 CBIZ, Inc. (a)                           823,849
       9,277 CRA International, Inc.                  339,538
      44,693 Hill International, Inc. (a)             194,415
      33,102 Resources Connection, Inc.               637,214
                                               --------------
                                                    1,995,016
                                               --------------
             ROAD & RAIL -- 1.2%
      31,629 Celadon Group, Inc.                      226,147
      12,968 Covenant Transportation Group,
                Inc., Class A (a)                     250,801
      33,961 Roadrunner Transportation
                Systems, Inc. (a)                     352,855
       7,901 USA Truck, Inc. (a)                       68,818
      37,308 YRC Worldwide, Inc. (a)                  495,450
                                               --------------
                                                    1,394,071
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 0.7%
      34,781 Rudolph Technologies, Inc. (a)           812,136
                                               --------------
             SPECIALTY RETAIL -- 1.8%
      15,818 Build-A-Bear Workshop, Inc. (a)          217,497
      21,404 Haverty Furniture Cos., Inc.             507,275
      16,392 Kirkland's, Inc. (a)                     254,240
      27,677 MarineMax, Inc. (a)                      535,550
      14,872 Shoe Carnival, Inc.                      401,247
      34,705 Stein Mart, Inc.                         190,183
                                               --------------
                                                    2,105,992
                                               --------------
             TEXTILES, APPAREL & LUXURY GOODS
                -- 2.0%
      12,005 Culp, Inc.                               445,986
       7,093 Delta Apparel, Inc. (a)                  147,038
      62,934 Iconix Brand Group, Inc. (a)             587,804
      13,554 Perry Ellis International,
                Inc. (a)                              337,630
      16,996 Unifi, Inc. (a)                          554,579
      21,925 Vera Bradley, Inc. (a)                   256,961
                                               --------------
                                                    2,329,998
                                               --------------
             THRIFTS & MORTGAGE FINANCE
                -- 8.6%
      47,112 Bank Mutual Corp.                        445,208
      15,842 Charter Financial Corp.                  264,086
      34,939 Dime Community Bancshares, Inc.          702,274
      10,348 ESSA Bancorp, Inc.                       162,671
      10,037 Federal Agricultural Mortgage
                Corp., Class C                        574,819


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             THRIFTS & MORTGAGE FINANCE
                (CONTINUED)
      10,070 First Defiance Financial Corp.    $      510,952
       6,404 Home Bancorp, Inc.                       247,258
      26,176 HomeStreet, Inc. (a)                     827,162
      13,288 Impac Mortgage Holdings,
                Inc. (a) (b)                          186,298
       9,971 Meta Financial Group, Inc.             1,026,016
      32,015 OceanFirst Financial Corp.               961,411
       6,988 Provident Financial Holdings, Inc.       141,297
      12,321 SI Financial Group, Inc.                 189,743
       6,336 Southern Missouri Bancorp, Inc.          224,168
       9,087 Territorial Bancorp, Inc.                298,417
     107,308 TrustCo Bank Corp. NY                    938,945
      52,194 United Community Financial Corp.         466,614
      56,636 United Financial Bancorp, Inc.         1,028,510
      28,336 Waterstone Financial, Inc.               521,382
      29,169 Western New England Bancorp,
                Inc.                                  272,730
                                               --------------
                                                    9,989,961
                                               --------------
             TRADING COMPANIES & DISTRIBUTORS
                -- 1.0%
      17,308 CAI International, Inc. (a)              150,060
      35,085 H&E Equipment Services, Inc.             815,726
      20,558 Huttig Building Products, Inc. (a)       135,889
       4,148 Willis Lease Finance Corp. (a)           106,106
                                               --------------
                                                    1,207,781
                                               --------------
             WATER UTILITIES -- 0.2%
       8,586 Artesian Resources Corp., Class A        274,237
                                               --------------
             WIRELESS TELECOMMUNICATION
                SERVICES -- 0.4%
      23,028 Spok Holdings, Inc.                      477,831
                                               --------------
             TOTAL COMMON STOCKS -- 99.9%         116,657,505
             (Cost $101,694,201)               --------------

             MONEY MARKET FUNDS -- 1.3%
   1,477,617 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class, -
                0.39% (c) (d)                       1,477,617
             (Cost $1,477,617)                 --------------

             TOTAL INVESTMENTS -- 101.2%          118,135,122
             (Cost $103,171,818) (e)

             NET OTHER ASSETS AND
                LIABILITIES -- (1.2)%              (1,359,456)
                                               --------------
             NET ASSETS -- 100.0%              $  116,775,666
                                               ==============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $1,420,483 and the total value of the collateral held by the Fund is $1,477,617.

(c)   Interest rate shown reflects yield as of December 31, 2016.

(d)   This security serves as collateral for securities on loan.


Page 26                 See Notes to Financial Statements

FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2016


(e) Aggregate cost for federal income tax purposes is $104,095,559. As of December 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $15,412,555 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,372,992.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                      LEVEL 1            LEVEL 2            LEVEL 3
                   ----------------------------------------------------
Common Stocks*     $  116,657,505     $           --     $           --
Money Market
   Funds                1,477,617                 --                 --
                   ----------------------------------------------------
Total Investments  $  118,135,122     $           --     $           --
                   ====================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at December 31, 2016.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:


SECURITIES LENDING AGENCY AGREEMENT
--------------------------------------------------------------------------------
Total gross amount presented on the Statements
   of Assets and Liabilities(1)                $    1,420,483
Non-cash Collateral(2)                             (1,420,483)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At December 31, 2016, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.


                        See Notes to Financial Statements                Page 27

FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND (FDL)
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2016

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.9%
             AEROSPACE & DEFENSE -- 2.3%
     259,124 Boeing (The) Co.                  $   40,340,424
                                               --------------
             BANKS -- 0.9%
     100,546 F.N.B. Corp.                           1,611,752
      26,952 Hancock Holding Co.                    1,161,631
      62,939 Old National Bancorp                   1,142,343
      69,927 PacWest Bancorp                        3,806,826
       6,743 Park National Corp.                      806,867
     171,816 People's United Financial, Inc.        3,326,358
      27,880 Trustmark Corp.                          993,922
     119,142 Umpqua Holdings Corp.                  2,237,487
      29,623 United Bankshares, Inc.                1,370,064
                                               --------------
                                                   16,457,250
                                               --------------
             CAPITAL MARKETS -- 0.5%
     223,128 Invesco Ltd.                           6,769,704
     114,443 Waddell & Reed Financial, Inc.,
                Class A                             2,232,783
                                               --------------
                                                    9,002,487
                                               --------------
             CHEMICALS -- 3.3%
     150,228 CF Industries Holdings, Inc.           4,729,178
     578,774 Dow Chemical (The) Co.                33,117,448
      79,155 Huntsman Corp.                         1,510,277
     202,819 LyondellBasell Industries N.V.,
                Class A                            17,397,814
      79,276 Olin Corp.                             2,030,258
                                               --------------
                                                   58,784,975
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 0.0%
      37,401 R.R. Donnelley & Sons Co.                610,384
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 4.7%
   2,782,096 Cisco Systems, Inc.                   84,074,941
                                               --------------
             CONTAINERS & PACKAGING -- 1.0%
     228,053 International Paper Co.               12,100,492
     121,472 WestRock Co.                           6,167,134
                                               --------------
                                                   18,267,626
                                               --------------
             DIVERSIFIED CONSUMER SERVICES
                -- 0.2%
     131,846 H&R Block, Inc.                        3,031,140
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 19.2%
   4,346,200 AT&T, Inc.                           184,843,886
   2,925,315 Verizon Communications, Inc.         156,153,315
                                               --------------
                                                  340,997,201
                                               --------------
             ELECTRIC UTILITIES -- 8.5%
      25,942 ALLETE, Inc.                           1,665,217
     307,412 American Electric Power Co., Inc.     19,354,660
     503,635 Duke Energy Corp.                     39,092,149
     141,245 Entergy Corp.                         10,377,270
     139,943 Great Plains Energy, Inc.              3,827,441
      68,602 Hawaiian Electric Industries, Inc.     2,268,668
     119,000 OGE Energy Corp.                       3,980,550
      61,967 Pinnacle West Capital Corp.            4,835,285


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             ELECTRIC UTILITIES (CONTINUED)
     498,129 PPL Corp.                         $   16,961,292
     743,098 Southern (The) Co.                    36,552,991
     280,205 Xcel Energy, Inc.                     11,404,343
                                               --------------
                                                  150,319,866
                                               --------------
             ELECTRICAL EQUIPMENT -- 2.0%
     238,571 Eaton Corp. PLC                       16,005,728
     338,101 Emerson Electric Co.                  18,849,131
                                               --------------
                                                   34,854,859
                                               --------------
             FOOD PRODUCTS -- 0.1%
      39,616 B&G Foods, Inc.                        1,735,181
      20,723 Cal-Maine Foods, Inc.                    915,438
                                               --------------
                                                    2,650,619
                                               --------------
             GAS UTILITIES -- 0.1%
      14,589 Northwest Natural Gas Co.                872,422
      39,881 South Jersey Industries, Inc.          1,343,591
                                               --------------
                                                    2,216,013
                                               --------------
             HOUSEHOLD DURABLES -- 0.3%
      72,455 Garmin Ltd.                            3,513,343
      23,283 M.D.C. Holdings, Inc.                    597,442
      39,360 Tupperware Brands Corp.                2,071,123
                                               --------------
                                                    6,181,908
                                               --------------
             HOUSEHOLD PRODUCTS -- 6.4%
   1,358,751 Procter & Gamble (The) Co.           114,243,784
                                               --------------
             INSURANCE -- 3.1%
     494,519 MetLife, Inc.                         26,649,629
     160,188 Old Republic International Corp.       3,043,572
     115,391 Principal Financial Group, Inc.        6,676,523
     182,200 Prudential Financial, Inc.            18,959,732
                                               --------------
                                                   55,329,456
                                               --------------
             IT SERVICES -- 4.7%
     469,316 International Business Machines
                Corp.                              77,901,763
     223,805 Western Union (The) Co.                4,861,045
                                               --------------
                                                   82,762,808
                                               --------------
             MACHINERY -- 2.1%
     295,510 Caterpillar, Inc.                     27,405,597
      68,887 Cummins, Inc.                          9,414,786
      29,972 Kennametal, Inc.                         936,925
                                               --------------
                                                   37,757,308
                                               --------------
             MEDIA -- 0.4%
      20,576 Meredith Corp.                         1,217,071
      66,493 Regal Entertainment Group,
                Class A                             1,369,756
       2,844 Viacom, Inc., Class A                    109,494
     116,694 Viacom, Inc., Class B                  4,095,959
                                               --------------
                                                    6,792,280
                                               --------------
             METALS & MINING -- 0.1%
      19,014 Compass Minerals International,
                Inc.                                1,489,747
                                               --------------
             MULTILINE RETAIL -- 0.7%
      97,428 Kohl's Corp.                           4,810,995
     170,608 Macy's, Inc.                           6,109,472



Page 28                 See Notes to Financial Statements

FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND (FDL)
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2016

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             MULTILINE RETAIL (CONTINUED)
      45,658 Nordstrom, Inc.                   $    2,188,388
                                               --------------
                                                   13,108,855
                                               --------------
             MULTI-UTILITIES -- 5.2%
     131,987 Ameren Corp.                           6,924,038
      34,092 Avista Corp.                           1,363,339
     293,905 CenterPoint Energy, Inc.               7,241,819
     185,122 Consolidated Edison, Inc.             13,639,789
     381,080 Dominion Resources, Inc.              29,186,917
      79,574 MDU Resources Group, Inc.              2,289,344
      27,699 NorthWestern Corp.                     1,575,242
     317,787 Public Service Enterprise Group,
                Inc.                               13,944,494
      71,967 SCANA Corp.                            5,273,742
     177,129 WEC Energy Group, Inc.                10,388,616
                                               --------------
                                                   91,827,340
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 1.2%
     112,168 HollyFrontier Corp.                    3,674,624
     256,730 Valero Energy Corp.                   17,539,793
                                               --------------
                                                   21,214,417
                                               --------------
             PAPER & FOREST PRODUCTS -- 0.1%
      40,683 Domtar Corp.                           1,587,858
                                               --------------
             PERSONAL PRODUCTS -- 0.1%
      24,244 Nu Skin Enterprises, Inc.,
                Class A                             1,158,378
                                               --------------
             PHARMACEUTICALS -- 11.3%
   1,348,170 Merck & Co., Inc.                     79,366,768
   3,726,405 Pfizer, Inc.                         121,033,634
                                               --------------
                                                  200,400,402
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 7.3%
   2,215,869 Intel Corp.                           80,369,569
      47,238 Intersil Corp., Class A                1,053,407
     731,239 QUALCOMM, Inc.                        47,676,783
                                               --------------
                                                  129,099,759
                                               --------------
             SPECIALTY RETAIL -- 1.2%
      54,820 Abercrombie & Fitch Co., Class A         657,840
     100,588 Best Buy Co., Inc.                     4,292,090
      16,835 Buckle (The), Inc.                       383,838
     121,564 Gap (The), Inc.                        2,727,896
     123,322 L Brands, Inc.                         8,119,521
     500,903 Staples, Inc.                          4,533,172
                                               --------------
                                                   20,714,357
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 0.7%
      19,991 Diebold Nixdorf, Inc.                    502,774
     838,648 HP, Inc.                              12,445,536
                                               --------------
                                                   12,948,310
                                               --------------
             TEXTILES, APPAREL & LUXURY GOODS
                -- 0.3%
     158,057 Coach, Inc.                            5,535,156
                                               --------------


SHARES       DESCRIPTION                              VALUE
-------------------------------------------------------------
             THRIFTS & MORTGAGE FINANCE
                -- 0.1%
      51,937 Northwest Bancshares, Inc.        $      936,424
      24,336 Provident Financial Services, Inc.       688,709
                                               --------------
                                                    1,625,133
                                               --------------
             TOBACCO -- 11.7%
   1,161,166 Altria Group, Inc.                    78,518,045
   1,146,149 Philip Morris International, Inc.    104,861,172
     438,374 Reynolds American, Inc.               24,566,479
      12,956 Universal Corp.                          825,945
                                               --------------
                                                  208,771,641
                                               --------------
             TRADING COMPANIES & DISTRIBUTORS
                -- 0.1%
      42,240 Aircastle Ltd.                           880,704
      16,704 GATX Corp.                             1,028,632
                                               --------------
                                                    1,909,336
                                               --------------
             TOTAL INVESTMENTS -- 99.9%         1,776,066,018
             (Cost $1,610,308,775) (a)

             NET OTHER ASSETS AND
                LIABILITIES -- 0.1%                 2,397,900
                                               --------------
             NET ASSETS -- 100.0%              $1,778,463,918
                                               ==============

(a) Aggregate cost for federal income tax purposes is $1,620,355,524. As of December 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $162,302,044 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $6,591,550.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                      LEVEL 1            LEVEL 2            LEVEL 3
                   ----------------------------------------------------
Common Stocks*     $1,776,066,018     $           --     $           --
                   ====================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at December 31, 2016.


                        See Notes to Financial Statements                Page 29

FIRST TRUST US EQUITY OPPORTUNITIES ETF (FPX)
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2016

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             AIRLINES -- 1.0%
      72,553 Alaska Air Group, Inc.            $    6,437,628
                                               --------------
             AUTO COMPONENTS -- 0.5%
      55,132 Adient PLC (a)                         3,230,735
                                               --------------
             AUTOMOBILES -- 1.5%
     999,395 Fiat Chrysler Automobiles N.V.         9,114,482
                                               --------------
             BANKS -- 3.8%
     301,274 Citizens Financial Group, Inc.        10,734,393
      24,109 FCB Financial Holdings, Inc.,
                Class A (a)                         1,149,999
      82,123 First Hawaiian, Inc.                   2,859,523
      90,417 First Republic Bank                    8,331,022
                                               --------------
                                                   23,074,937
                                               --------------
             BIOTECHNOLOGY -- 14.7%
     956,477 AbbVie, Inc.                          59,894,590
     177,357 Shire PLC, ADR                        30,218,085
                                               --------------
                                                   90,112,675
                                               --------------
             BUILDING PRODUCTS -- 0.6%
      56,511 Allegion PLC                           3,616,704
                                               --------------
             CAPITAL MARKETS -- 0.6%
      56,734 Bats Global Markets, Inc.              1,901,156
     111,206 NorthStar Asset Management
                Group, Inc.                         1,659,194
                                               --------------
                                                    3,560,350
                                               --------------
             CHEMICALS -- 1.7%
     141,528 Axalta Coating Systems Ltd. (a)        3,849,561
     107,021 Chemours (The) Co.                     2,364,094
      24,788 Ingevity Corp. (a)                     1,359,870
     120,362 Valvoline, Inc. (b)                    2,587,783
                                               --------------
                                                   10,161,308
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 0.2%
      51,629 Advanced Disposal Services,
                Inc. (a)                            1,147,196
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 1.8%
      22,026 Acacia Communications,
                Inc. (a) (b)                        1,360,105
      41,323 Arista Networks, Inc. (a)              3,998,827
     113,552 CommScope Holding Co., Inc. (a)        4,224,134
      35,392 Lumentum Holdings, Inc. (a)            1,367,901
                                               --------------
                                                   10,950,967
                                               --------------
             CONSUMER FINANCE -- 3.7%
     277,566 Ally Financial, Inc.                   5,279,305
     485,841 Synchrony Financial                   17,621,453
                                               --------------
                                                   22,900,758
                                               --------------
             CONTAINERS & PACKAGING -- 0.6%
      71,805 Berry Plastics Group, Inc. (a)         3,499,058
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             DIVERSIFIED CONSUMER SERVICES
                -- 0.9%
      34,994 Bright Horizons Family Solutions,
                Inc. (a)                       $    2,450,280
      79,314 ServiceMaster Global Holdings,
                Inc. (a)                            2,987,758
                                               --------------
                                                    5,438,038
                                               --------------
             DIVERSIFIED FINANCIAL SERVICES
                -- 0.7%
     114,548 Voya Financial, Inc.                   4,492,573
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 0.8%
     143,092 Zayo Group Holdings, Inc. (a)          4,702,003
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 1.4%
      94,469 CDW Corp.                              4,920,890
     100,019 Keysight Technologies, Inc. (a)        3,657,695
                                               --------------
                                                    8,578,585
                                               --------------
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS -- 2.1%
      91,692 Communications Sales & Leasing,
                Inc.                                2,329,894
     121,907 Gaming and Leisure Properties,
                Inc.                                3,732,793
     126,878 MGM Growth Properties LLC,
                Class A (b)                         3,211,282
      91,751 STORE Capital Corp.                    2,267,167
      58,706 Urban Edge Properties                  1,615,002
                                               --------------
                                                   13,156,138
                                               --------------
             FOOD & STAPLES RETAILING -- 0.6%
     129,843 US Foods Holding Corp. (a)             3,568,086
                                               --------------
             FOOD PRODUCTS -- 12.0%
      45,499 AdvancePierre Foods Holdings, Inc. 1,354,960 115,662 Blue Buffalo Pet Products,
                Inc. (a)                            2,780,515
     716,443 Kraft Heinz (The) Co.                 62,559,803
      85,931 Lamb Weston Holdings, Inc. (a)         3,252,488
      69,492 Pinnacle Foods, Inc.                   3,714,347
                                               --------------
                                                   73,662,113
                                               --------------
             GAS UTILITIES -- 0.3%
      30,750 ONE Gas, Inc.                          1,966,770
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 0.7%
      69,079 Envision Healthcare Corp. (a)          4,372,010
                                               --------------
             HEALTH CARE TECHNOLOGY -- 0.5%
      80,729 Veeva Systems, Inc., Class A (a)       3,285,670
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 7.2%
     144,054 Aramark                                5,145,609
     116,293 Extended Stay America, Inc.            1,878,132
     582,552 Hilton Worldwide Holdings,
                Inc.                               15,845,415
     133,710 Norwegian Cruise Line Holdings
                Ltd. (a)                            5,686,686
      58,021 Planet Fitness, Inc., Class A          1,166,222


Page 30                 See Notes to Financial Statements

FIRST TRUST US EQUITY OPPORTUNITIES ETF (FPX)
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2016

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             HOTELS, RESTAURANTS & LEISURE
                 (CONTINUED)
      68,212 Red Rock Resorts, Inc., Class A $ 1,581,836 271,423 Restaurant Brands International,
                Inc.                               12,936,020
                                               --------------
                                                   44,239,920
                                               --------------
             HOUSEHOLD PRODUCTS -- 0.3%
      36,452 Energizer Holdings, Inc.               1,626,124
                                               --------------
             INTERNET & DIRECT MARKETING RETAIL
                -- 0.3%
      50,347 Wayfair, Inc., Class A (a) (b)         1,764,662
                                               --------------
             INTERNET SOFTWARE & SERVICES
                -- 6.5%
      76,308 Box, Inc., Class A (a) (b)             1,057,629
     173,221 Facebook, Inc., Class A (a)           19,929,076
      97,736 GoDaddy, Inc., Class A (a)             3,415,873
     149,837 Match Group, Inc. (a) (b)              2,562,213
      83,728 Nutanix, Inc., Class A (a) (b)         2,223,816
     420,767 Twitter, Inc. (a)                      6,858,502
     106,678 Zillow Group, Inc.,
                Class C (a) (b)                     3,890,546
                                               --------------
                                                   39,937,655
                                               --------------
             IT SERVICES -- 8.3%
      90,592 Black Knight Financial Services,
                Inc., Class A (a) (b)               3,424,378
      96,187 CSRA, Inc.                             3,062,594
     536,174 First Data Corp., Class A (a)          7,608,309
     710,190 PayPal Holdings, Inc. (a)             28,031,199
     164,932 Sabre Corp.                            4,115,053
      25,827 Science Applications International
                Corp.                               2,190,130
     207,257 Square, Inc., Class A (a)              2,824,913
                                               --------------
                                                   51,256,576
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 2.8%
      31,557 INC Research Holdings, Inc.,
                Class A (a)                         1,659,898
      23,966 Medpace Holdings, Inc. (a)               864,453
      36,143 PRA Health Sciences, Inc. (a)          1,992,202
     144,894 Quintiles IMS Holdings, Inc. (a)      11,019,189
      77,424 VWR Corp. (a)                          1,937,923
                                               --------------
                                                   17,473,665
                                               --------------
             MACHINERY -- 2.6%
     203,490 Fortive Corp.                         10,913,168
     105,586 Xylem, Inc.                            5,228,619
                                               --------------
                                                   16,141,787
                                               --------------
             MEDIA -- 4.1%
      60,020 AMC Entertainment Holdings,
                Inc., Class A (b)                   2,019,673
       3,362 Cable One, Inc.                        2,090,256
     106,933 Liberty Broadband Corp.,
                Class A (a)                         7,748,365
     197,175 Liberty Media Corp-Liberty
                SiriusXM, Class A (a)               6,806,481


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             MEDIA (CONTINUED)
      14,103 Madison Square Garden (The) Co.,
                Class A (a)                    $    2,418,806
     342,160 News Corp., Class A                    3,921,154
                                               --------------
                                                   25,004,735
                                               --------------
             METALS & MINING -- 0.5%
     107,631 Alcoa Corp.                            3,022,279
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 3.2%
     184,773 Antero Resources Corp. (a)             4,369,882
     136,371 Cheniere Energy Partners LP
                Holdings LLC                        3,050,619
      45,947 Diamondback Energy, Inc. (a)           4,643,404
     122,186 Parsley Energy, Inc., Class A (a)      4,305,835
      74,715 RSP Permian, Inc. (a)                  3,333,783
                                               --------------
                                                   19,703,523
                                               --------------
             PERSONAL PRODUCTS -- 1.3%
     439,260 Coty, Inc., Class A                    8,042,851
                                               --------------
             PHARMACEUTICALS -- 2.5%
     290,653 Zoetis, Inc.                          15,558,655
                                               --------------
             PROFESSIONAL SERVICES -- 2.0%
     248,343 IHS Markit Ltd. (a)                    8,793,826
     107,683 TransUnion (a)                         3,330,635
                                               --------------
                                                   12,124,461
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 0.3%
      63,780 Versum Materials, Inc. (a)             1,790,305
                                               --------------
             SOFTWARE -- 0.9%
      87,992 CDK Global, Inc.                       5,252,242
                                               --------------
             SPECIALTY RETAIL -- 1.4%
      41,551 Burlington Stores, Inc. (a)            3,521,447
     120,425 Michaels (The) Cos., Inc. (a)          2,462,691
      22,718 Murphy USA, Inc. (a)                   1,396,476
      70,333 Party City Holdco, Inc. (a)              998,729
                                               --------------
                                                    8,379,343
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 3.7%
     980,278 Hewlett Packard Enterprise Co.        22,683,633
                                               --------------
             TRADING COMPANIES & DISTRIBUTORS
                -- 1.4%
     118,072 HD Supply Holdings, Inc. (a)           5,019,241
      63,255 NOW, Inc. (a)                          1,294,830
      81,399 Univar, Inc. (a)                       2,309,289
                                               --------------
                                                    8,623,360
                                               --------------
             TOTAL COMMON STOCKS -- 100.0%        613,654,560
             (Cost $556,170,502)               --------------

             MONEY MARKET FUNDS -- 2.1%
  13,048,247 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                0.39% (c) (d)                      13,048,247
             (Cost $13,048,247)                --------------


                        See Notes to Financial Statements                Page 31

FIRST TRUST US EQUITY OPPORTUNITIES ETF (FPX)
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2016

             DESCRIPTION                                VALUE
             ------------------------------------------------
             TOTAL INVESTMENTS -- 102.1%       $  626,702,807
             (Cost $569,218,749) (e)

             NET OTHER ASSETS AND
               LIABILITIES -- (2.1)%              (12,678,641)
                                               --------------
             NET ASSETS -- 100.0%              $  614,024,166
                                               ==============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $12,693,526 and the total value of the collateral held by the Fund is $13,048,247.

(c)   Interest rate shown reflects yield as of December 31, 2016.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for federal income tax purposes is $572,341,148. As of December 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $71,387,817 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $17,026,158.

ADR   - American Depositary Receipt

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                      LEVEL 1            LEVEL 2            LEVEL 3
                   ----------------------------------------------------
Common Stocks*     $  613,654,560     $           --     $           --
Money Market
   Funds               13,048,247                 --                 --
                   ----------------------------------------------------
Total Investments  $  626,702,807     $           --     $           --
                   ====================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at December 31, 2016.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:


SECURITIES LENDING AGENCY AGREEMENT
--------------------------------------------------------------------------------
Total gross amount presented on the Statements
   of Assets and Liabilities(1)                $   12,693,526
Non-cash Collateral(2)                            (12,693,526)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At December 31, 2016, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.


Page 32                 See Notes to Financial Statements

FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND (FBT)
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2016

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             BIOTECHNOLOGY -- 80.6%
   1,052,124 ACADIA Pharmaceuticals,
                Inc. (a) (b)                   $   30,343,256
     542,867 Agios Pharmaceuticals,
                Inc. (a) (b)                       22,653,840
     221,751 Alexion Pharmaceuticals, Inc. (b)     27,131,235
     479,302 Alkermes PLC (b)                      26,639,605
     726,988 Alnylam Pharmaceuticals, Inc. (b)     27,218,431
     168,046 Amgen, Inc.                           24,570,006
      91,695 Biogen, Inc. (b)                      26,002,868
     324,041 BioMarin Pharmaceutical, Inc. (b)     26,843,556
     269,606 Celgene Corp. (b)                     31,206,895
     358,746 Gilead Sciences, Inc.                 25,689,801
   1,762,312 Grifols S.A., ADR                     28,320,354
     303,946 Incyte Corp. (b)                      30,476,665
     193,986 Intercept Pharmaceuticals,
                Inc. (a) (b)                       21,076,579
   1,001,344 Intrexon Corp. (a) (b)                24,332,659
     949,834 Ionis Pharmaceuticals, Inc. (b)       45,430,560
     936,683 Juno Therapeutics, Inc. (a) (b)       17,656,474
     581,204 Kite Pharma, Inc. (a) (b)             26,061,187
   1,352,055 Myriad Genetics, Inc. (b)             22,538,757
     584,147 Neurocrine Biosciences, Inc. (b)      22,606,489
      73,430 Regeneron Pharmaceuticals,
                Inc. (b)                           26,955,419
     524,602 Seattle Genetics, Inc. (b)            27,683,248
     401,487 Ultragenyx Pharmaceutical,
                Inc. (b)                           28,228,551
     238,921 United Therapeutics Corp. (b)         34,268,439
     330,251 Vertex Pharmaceuticals, Inc. (b)      24,329,591
                                               --------------
                                                  648,264,465
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 16.3%
     254,266 Bio-Techne Corp.                      26,146,173
     324,771 Charles River Laboratories
                International, Inc. (b)            24,744,302
     188,141 Illumina, Inc. (b)                    24,089,574
   1,033,493 QIAGEN N.V. (b)                       28,958,474
     360,206 Quintiles IMS Holdings, Inc. (b)      27,393,666
                                               --------------
                                                  131,332,189
                                               --------------
             PHARMACEUTICALS -- 3.1%
   1,998,672 Nektar Therapeutics (b)               24,523,706
                                               --------------
             TOTAL COMMON STOCKS -- 100.0%        804,120,360
             (Cost $991,454,372)               --------------

             MONEY MARKET FUNDS -- 10.2%
  82,414,165 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class, -
                0.39% (c) (d)                      82,414,165
             (Cost $82,414,165)                --------------

             TOTAL INVESTMENTS -- 110.2%          886,534,525
             (Cost $1,073,868,537) (e)

             NET OTHER ASSETS AND
                LIABILITIES -- (10.2)%            (82,149,726)
                                               --------------
             NET ASSETS -- 100.0%              $  804,384,799
                                               ==============

(a) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $79,813,163 and the total value of the collateral held by the Fund is $82,414,165.

(b)   Non-income producing security.

(c)   Interest rate shown reflects yield as of December 31, 2016.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for federal income tax purposes is $1,087,699,208. As of December 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $21,617,908 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $222,782,591.

ADR   - American Depositary Receipt

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                      LEVEL 1            LEVEL 2            LEVEL 3
                   ----------------------------------------------------
Common Stocks*     $  804,120,360     $           --     $           --
Money Market
   Funds               82,414,165                 --                 --
                   ----------------------------------------------------
Total Investments  $  886,534,525     $           --     $           --
                   ====================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at December 31, 2016.


                        See Notes to Financial Statements                Page 33

FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND (FBT)
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2016

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:


SECURITIES LENDING AGENCY AGREEMENT
--------------------------------------------------------------------------------
Total gross amount presented on the Statements
   of Assets and Liabilities(1)                $   79,813,163
Non-cash Collateral(2)                            (79,813,163)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At December 31, 2016, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.


Page 34                 See Notes to Financial Statements

FIRST TRUST DOW JONES INTERNET INDEX FUND (FDN)
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2016

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             CAPITAL MARKETS -- 4.9%
   2,392,109 E*TRADE Financial Corp. (a)       $   82,886,577
   2,042,878 TD Ameritrade Holding Corp.           89,069,480
                                               --------------
                                                  171,956,057
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 5.9%
     590,606 Arista Networks, Inc. (a)             57,152,943
   3,173,327 Juniper Networks, Inc.                89,678,221
     737,209 NETGEAR, Inc. (a)                     40,067,309
   2,925,010 Sonus Networks, Inc. (a)              18,427,563
                                               --------------
                                                  205,326,036
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 2.2%
     988,564 Cogent Communications Holdings,
                Inc.                               40,877,121
   5,156,655 Vonage Holdings Corp. (a)             35,323,087
                                               --------------
                                                   76,200,208
                                               --------------
             HEALTH CARE TECHNOLOGY -- 2.8%
   3,921,082 Allscripts Healthcare Solutions,
                Inc. (a)                           40,034,247
   1,384,668 Veeva Systems, Inc., Class A (a)      56,355,988
                                               --------------
                                                   96,390,235
                                               --------------
             INTERNET & DIRECT MARKETING RETAIL
                -- 20.5%
     460,278 Amazon.com, Inc. (a)                 345,148,664
     830,028 Expedia, Inc.                         94,025,572
   9,669,057 Groupon, Inc. (a)                     32,101,269
   1,438,123 Netflix, Inc. (a)                    178,039,627
   1,382,124 TripAdvisor, Inc. (a)                 64,089,090
                                               --------------
                                                  713,404,222
                                               --------------
             INTERNET SOFTWARE & SERVICES
                -- 49.6%
   1,094,494 2U, Inc. (a)                          32,998,994
   1,380,543 Akamai Technologies, Inc. (a)         92,054,607
     226,663 Alphabet, Inc., Class A (a)          179,619,094
     227,194 Alphabet, Inc., Class C (a)          175,352,873
   1,651,181 Blucora, Inc. (a)                     24,354,920
   2,124,133 Box, Inc., Class A (a) (b)            29,440,483
   1,104,035 Cornerstone OnDemand, Inc. (a)        46,711,721
   4,396,626 EarthLink Holdings Corp.              24,796,971
   4,827,499 eBay, Inc. (a)                       143,328,445
   2,898,607 Endurance International Group
                Holdings, Inc. (a)                 26,957,045
   3,006,416 Facebook, Inc., Class A (a)          345,888,161
   1,121,183 GoDaddy, Inc., Class A (a)            39,185,346
     936,138 IAC/InterActiveCorp (a)               60,652,381
     713,849 j2 Global, Inc.                       58,392,848
     473,779 LogMeIn, Inc.                         45,743,363
   3,744,597 Pandora Media, Inc. (a) (b)           48,829,545
   2,108,296 TrueCar, Inc. (a) (b)                 26,353,700
   4,729,953 Twitter, Inc. (a)                     77,098,234
     933,668 VeriSign, Inc. (a)                    71,024,125
   1,722,734 Web.com Group, Inc. (a)               36,435,824


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             INTERNET SOFTWARE & SERVICES
                (CONTINUED)
   3,709,136 Yahoo!, Inc. (a)                  $  143,432,289
                                               --------------
                                                1,728,650,969
                                               --------------
             IT SERVICES -- 4.7%
   4,194,849 PayPal Holdings, Inc. (a)            165,570,690
                                               --------------
             SOFTWARE -- 9.4%
   2,495,615 8x8, Inc. (a)                         35,687,295
   1,115,658 Citrix Systems, Inc. (a)              99,639,416
     591,185 Ebix, Inc. (b)                        33,727,104
   2,340,661 salesforce.com, Inc. (a)             160,241,652
                                               --------------
                                                  329,295,467
                                               --------------
             TOTAL COMMON STOCKS
                -- 100.0%                       3,486,793,884
             (Cost $3,304,606,612)             --------------

             MONEY MARKET FUNDS -- 2.5%
  85,987,348 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                0.39% (c) (d)                      85,987,348
             (Cost $85,987,348)                --------------

             TOTAL INVESTMENTS -- 102.5%        3,572,781,232
             (Cost $3,390,593,960) (e)

             NET OTHER ASSETS AND
                LIABILITIES -- (2.5)%             (86,047,303)
                                               --------------
             NET ASSETS -- 100.0%              $3,486,733,929
                                               ==============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D- Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $83,125,060 and the total value of the collateral held by the Fund is $85,987,348.

(c)   Interest rate shown reflects yield as of December 31, 2016.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for federal income tax purposes is $3,462,836,050. As of December 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $367,606,354 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $257,661,172.


                        See Notes to Financial Statements                Page 35

FIRST TRUST DOW JONES INTERNET INDEX FUND (FDN)
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2016

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                      LEVEL 1            LEVEL 2            LEVEL 3
                   ----------------------------------------------------
Common Stocks*     $3,486,793,884     $           --     $           --
Money Market
   Funds               85,987,348                 --                 --
                   ----------------------------------------------------
Total Investments  $3,572,781,232     $           --     $           --
                   ====================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at December 31, 2016.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:


SECURITIES LENDING AGENCY AGREEMENT
--------------------------------------------------------------------------------
Total gross amount presented on the Statements
   of Assets and Liabilities(1)                $   83,125,060
Non-cash Collateral(2)                            (83,125,060)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At December 31, 2016, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.


Page 36                 See Notes to Financial Statements

FIRST TRUST CAPITAL STRENGTH ETF (FTCS)
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2016

SHARES         DESCRIPTION                              VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             AEROSPACE & DEFENSE -- 10.6%
      45,617 Boeing (The) Co.                  $    7,101,655
      41,197 General Dynamics Corp.                 7,113,074
      26,839 Lockheed Martin Corp.                  6,708,140
      28,663 Northrop Grumman Corp.                 6,666,440
      45,250 Raytheon Co.                           6,425,500
                                               --------------
                                                   34,014,809
                                               --------------
             AIR FREIGHT & LOGISTICS -- 2.1%
      57,737 United Parcel Service, Inc.,
                Class B                             6,618,970
                                               --------------
             BEVERAGES -- 3.8%
     146,855 Coca-Cola (The) Co.                    6,088,608
      58,578 PepsiCo, Inc.                          6,129,016
                                               --------------
                                                   12,217,624
                                               --------------
             BIOTECHNOLOGY -- 1.8%
      39,033 Amgen, Inc.                            5,707,015
                                               --------------
             CAPITAL MARKETS -- 3.9%
      49,900 S&P Global, Inc.                       5,366,246
      93,799 T. Rowe Price Group, Inc.              7,059,313
                                               --------------
                                                   12,425,559
                                               --------------
             CHEMICALS -- 2.0%
      66,974 PPG Industries, Inc.                   6,346,456
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 1.9%
     205,208 Cisco Systems, Inc.                    6,201,386
                                               --------------
             FOOD & STAPLES RETAILING -- 6.3%
      41,532 Costco Wholesale Corp.                 6,649,688
     130,281 Sysco Corp.                            7,213,659
      90,533 Wal-Mart Stores, Inc.                  6,257,641
                                               --------------
                                                   20,120,988
                                               --------------
             HEALTH CARE EQUIPMENT &
                SUPPLIES -- 7.6%
     128,415 Baxter International, Inc.             5,693,921
      35,905 Becton, Dickinson and Co.              5,944,073
      28,203 C. R. Bard, Inc.                       6,336,086
      54,411 Stryker Corp.                          6,518,982
                                               --------------
                                                   24,493,062
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 7.8%
      77,318 AmerisourceBergen Corp.                6,045,495
      82,329 Cardinal Health, Inc.                  5,925,218
      88,881 Express Scripts Holding Co. (a)        6,114,124
      42,560 UnitedHealth Group, Inc.               6,811,302
                                               --------------
                                                   24,896,139
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 4.1%
      54,306 McDonald's Corp.                       6,610,126
     115,365 Starbucks Corp.                        6,405,065
                                               --------------
                                                   13,015,191
                                               --------------
             HOUSEHOLD PRODUCTS -- 1.9%
      73,367 Procter & Gamble (The) Co.             6,168,697
                                               --------------


SHARES         DESCRIPTION                              VALUE
-------------------------------------------------------------
             INDUSTRIAL CONGLOMERATES -- 4.1%
      36,501 3M Co.                            $    6,517,984
      56,783 Honeywell International, Inc.          6,578,310
                                               --------------
                                                   13,096,294
                                               --------------
             IT SERVICES -- 12.3%
      53,526 Accenture PLC, Class A                 6,269,500
      71,344 Automatic Data Processing, Inc.        7,332,736
      41,348 International Business Machines
                Corp.                               6,863,355
      60,156 Mastercard, Inc., Class A              6,211,107
      75,131 Visa, Inc., Class A                    5,861,721
     309,351 Western Union (The) Co.                6,719,104
                                               --------------
                                                   39,257,523
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 1.7%
      39,614 Waters Corp. (a)                       5,323,725
                                               --------------
             MACHINERY -- 2.1%
      54,724 Illinois Tool Works, Inc.              6,701,501
                                               --------------
             MEDIA -- 4.2%
      77,580 Omnicom Group, Inc.                    6,602,834
      66,506 Walt Disney (The) Co.                  6,931,255
                                               --------------
                                                   13,534,089
                                               --------------
             PERSONAL PRODUCTS -- 1.7%
      71,518 Estee Lauder (The) Cos., Inc.,
                Class A                             5,470,412
                                               --------------
             PHARMACEUTICALS -- 3.8%
      79,068 Eli Lilly and Co.                      5,815,451
      54,540 Johnson & Johnson                      6,283,554
                                               --------------
                                                   12,099,005
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 4.3%
     176,018 Intel Corp.                            6,384,173
     124,288 Xilinx, Inc.                           7,503,266
                                               --------------
                                                   13,887,439
                                               --------------
             SOFTWARE -- 4.0%
      57,049 Intuit, Inc.                           6,538,386
     103,705 Microsoft Corp.                        6,444,229
                                               --------------
                                                   12,982,615
                                               --------------
             SPECIALTY RETAIL -- 6.0%
      48,870 Home Depot (The), Inc.                 6,552,490
      87,573 Lowe's Cos., Inc.                      6,228,192
      84,188 TJX (The) Cos., Inc.                   6,325,044
                                               --------------
                                                   19,105,726
                                               --------------
             TOBACCO -- 2.0%
     115,043 Reynolds American, Inc.                6,447,010
                                               --------------
             TOTAL INVESTMENTS -- 100.0%          320,131,235
             (Cost $302,570,634) (b)

             NET OTHER ASSETS AND
                LIABILITIES -- 0.0%                    58,807
                                               --------------
             NET ASSETS -- 100.0%              $  320,190,042
                                               ==============


                        See Notes to Financial Statements                Page 37

FIRST TRUST CAPITAL STRENGTH ETF (FTCS)
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2016


(a)   Non-income producing security.

(b) Aggregate cost for federal income tax purposes is $304,646,799. As of December 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $21,510,329 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $6,025,893.

------------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                      LEVEL 1            LEVEL 2            LEVEL 3
                   ----------------------------------------------------
Common Stocks*     $  320,131,235     $           --     $           --
                   ====================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at December 31, 2016.


Page 38                 See Notes to Financial Statements

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2016

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.9%
             AEROSPACE & DEFENSE -- 2.1%
      94,788 Boeing (The) Co.                  $   14,756,596
      59,504 Lockheed Martin Corp.                 14,872,429
     104,327 Raytheon Co.                          14,814,434
     134,503 United Technologies Corp.             14,744,219
                                               --------------
                                                   59,187,678
                                               --------------
             AIR FREIGHT & LOGISTICS -- 1.0%
     200,417 C.H. Robinson Worldwide, Inc.         14,682,549
     128,539 United Parcel Service, Inc.,
                Class B                            14,735,711
                                               --------------
                                                   29,418,260
                                               --------------
             AUTOMOBILES -- 0.5%
     125,028 Toyota Motor Corp., ADR               14,653,282
                                               --------------
             BANKS -- 6.2%
     168,173 Bank of Hawaii Corp.                  14,915,263
     207,435 Bank of Montreal                      14,918,725
     265,135 Bank of Nova Scotia (The)             14,762,717
     312,871 BB&T Corp.                            14,711,195
     182,104 Canadian Imperial Bank of
                Commerce                           14,859,686
     168,193 Cullen/Frost Bankers, Inc.            14,839,668
     123,141 Park National Corp.                   14,735,052
     766,279 People's United Financial, Inc.       14,835,162
     219,839 Royal Bank of Canada                  14,885,299
     300,767 Toronto-Dominion (The) Bank           14,839,844
     285,359 U.S. Bancorp                          14,658,892
     266,794 Wells Fargo & Co.                     14,703,017
                                               --------------
                                                  177,664,520
                                               --------------
             BEVERAGES -- 2.6%
     143,640 Anheuser-Busch InBev S.A/N.V.,
                ADR                                15,145,401
     358,739 Coca-Cola (The) Co.                   14,873,319
     144,280 Diageo PLC, ADR                       14,996,463
     164,270 Dr Pepper Snapple Group, Inc.         14,894,361
     141,987 PepsiCo, Inc.                         14,856,100
                                               --------------
                                                   74,765,644
                                               --------------
             BIOTECHNOLOGY -- 0.5%
     100,613 Amgen, Inc.                           14,710,627
                                               --------------
             CAPITAL MARKETS -- 2.0%
      38,522 BlackRock, Inc.                       14,659,162
     127,921 CME Group, Inc.                       14,755,687
     194,111 T. Rowe Price Group, Inc.             14,608,794
     338,944 Thomson Reuters Corp.                 14,838,968
                                               --------------
                                                   58,862,611
                                               --------------
             CHEMICALS -- 2.6%
     101,284 Air Products and Chemicals, Inc.      14,566,665
     199,135 E.I. du Pont de Nemours and Co.       14,616,509
     125,417 International Flavors &
                Fragrances, Inc.                   14,777,885
     141,234 Monsanto Co.                          14,859,229
     125,914 Praxair, Inc.                         14,755,862
                                               --------------
                                                   73,576,150
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 1.0%
     260,009 Republic Services, Inc.           $   14,833,513
     210,360 Waste Management, Inc.                14,916,628
                                               --------------
                                                   29,750,141
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 1.5%
     486,541 Cisco Systems, Inc.                   14,703,269
     144,322 Harris Corp.                          14,788,676
     178,725 Motorola Solutions, Inc.              14,814,515
                                               --------------
                                                   44,306,460
                                               --------------
             CONTAINERS & PACKAGING -- 1.0%
     305,696 Bemis Co., Inc.                       14,618,383
     277,403 Sonoco Products Co.                   14,619,138
                                               --------------
                                                   29,237,521
                                               --------------
             DISTRIBUTORS -- 0.5%
     152,973 Genuine Parts Co.                     14,615,040
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 1.6%
     349,991 AT&T, Inc.                            14,885,117
     472,976 TELUS Corp.                           15,064,286
     278,284 Verizon Communications, Inc.          14,854,800
                                               --------------
                                                   44,804,203
                                               --------------
             ELECTRIC UTILITIES -- 9.8%
     232,800 ALLETE, Inc.                          14,943,432
     392,818 Alliant Energy Corp.                  14,883,874
     236,450 American Electric Power Co., Inc.     14,886,892
     192,657 Duke Energy Corp.                     14,954,036
     207,494 Edison International                  14,937,493
     317,937 El Paso Electric Co.                  14,784,071
     269,539 Eversource Energy                     14,886,639
     489,734 Fortis, Inc.                          15,122,986
     445,586 Hawaiian Electric Industries, Inc.    14,735,529
     183,945 IDACORP, Inc.                         14,816,770
     125,176 NextEra Energy, Inc.                  14,953,525
     442,285 OGE Energy Corp.                      14,794,433
     362,749 Otter Tail Corp.                      14,800,159
     191,742 Pinnacle West Capital Corp.           14,961,628
     345,055 Portland General Electric Co.         14,951,233
     436,337 PPL Corp.                             14,857,275
     302,780 Southern (The) Co.                    14,893,748
     265,465 Westar Energy, Inc.                   14,958,953
     366,490 Xcel Energy, Inc.                     14,916,143
                                               --------------
                                                  283,038,819
                                               --------------
             ELECTRICAL EQUIPMENT -- 1.5%
     217,947 Eaton Corp. PLC                       14,622,064
     261,100 Emerson Electric Co.                  14,556,325
     125,988 Hubbell, Inc.                         14,702,800
                                               --------------
                                                   43,881,189
                                               --------------
             ENERGY EQUIPMENT & SERVICES
                -- 0.5%
     174,709 Schlumberger Ltd.                     14,666,821
                                               --------------


                        See Notes to Financial Statements                Page 39

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2016

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS -- 3.1%
     140,438 American Tower Corp.              $   14,841,488
      84,900 AvalonBay Communities, Inc.           15,040,035
     106,546 Federal Realty Investment Trust       15,141,252
      67,807 Public Storage                        15,154,865
     264,525 Realty Income Corp.                   15,204,897
      84,832 Simon Property Group, Inc.            15,072,101
                                               --------------
                                                   90,454,638
                                               --------------
             FOOD & STAPLES RETAILING -- 2.1%
     188,260 CVS Health Corp.                      14,855,597
     265,749 Sysco Corp.                           14,714,522
     214,162 Wal-Mart Stores, Inc.                 14,802,877
     246,688 Weis Markets, Inc.                    16,488,626
                                               --------------
                                                   60,861,622
                                               --------------
             FOOD PRODUCTS -- 5.1%
     326,990 Archer-Daniels-Midland Co.            14,927,094
     246,769 Campbell Soup Co.                     14,922,121
     374,582 Conagra Brands, Inc.                  14,814,718
     239,986 General Mills, Inc.                   14,823,935
     143,806 Hershey (The) Co.                     14,873,855
     115,821 J.M. Smucker (The) Co.                14,832,037
     202,127 Kellogg Co.                           14,898,781
     170,440 Kraft Heinz (The) Co.                 14,882,821
     160,421 McCormick & Co., Inc.                 14,972,092
     207,697 Mead Johnson Nutrition Co.            14,696,640
                                               --------------
                                                  148,644,094
                                               --------------
             GAS UTILITIES -- 3.6%
     199,747 Atmos Energy Corp.                    14,811,240
     412,350 New Jersey Resources Corp.            14,638,425
     248,371 Northwest Natural Gas Co.             14,852,586
     433,423 South Jersey Industries, Inc.         14,602,021
     230,357 Spire, Inc.                           14,869,544
     325,280 UGI Corp.                             14,988,902
     191,177 WGL Holdings, Inc.                    14,582,982
                                               --------------
                                                  103,345,700
                                               --------------
             HEALTH CARE EQUIPMENT &
                SUPPLIES -- 1.0%
     386,712 Abbott Laboratories                   14,853,608
     207,985 Medtronic PLC                         14,814,771
                                               --------------
                                                   29,668,379
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 1.5%
     204,284 Cardinal Health, Inc.                 14,702,319
     417,308 Owens & Minor, Inc.                   14,726,799
     364,787 Patterson Cos., Inc.                  14,967,211
                                               --------------
                                                   44,396,329
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 1.0%
      87,817 Cracker Barrel Old Country Store,
                Inc.                               14,663,682
     121,290 McDonald's Corp.                      14,763,419
                                               --------------
                                                   29,427,101
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             HOUSEHOLD DURABLES -- 0.5%
     299,081 Leggett & Platt, Inc.             $   14,619,079
                                               --------------
             HOUSEHOLD PRODUCTS -- 2.1%
     122,423 Clorox (The) Co.                      14,693,209
     226,134 Colgate-Palmolive Co.                 14,798,209
     129,677 Kimberly-Clark Corp.                  14,798,739
     176,443 Procter & Gamble (The) Co.            14,835,327
                                               --------------
                                                   59,125,484
                                               --------------
             INDUSTRIAL CONGLOMERATES -- 1.0%
      83,429 3M Co.                                14,897,916
     127,548 Honeywell International, Inc.         14,776,436
                                               --------------
                                                   29,674,352
                                               --------------
             INSURANCE -- 7.2%
     287,335 Arthur J. Gallagher & Co.             14,929,927
     159,239 Assurant, Inc.                        14,786,934
     226,960 Axis Capital Holdings Ltd.            14,813,679
     112,505 Chubb Ltd.                            14,864,161
     194,948 Cincinnati Financial Corp.            14,767,311
     355,323 CNA Financial Corp.                   14,745,904
     131,620 Erie Indemnity Co., Class A           14,800,669
      68,658 Everest Re Group, Ltd.                14,857,591
     437,104 FNF Group                             14,844,052
     163,245 Hanover Insurance Group (The),
                Inc.                               14,856,927
     247,342 Mercury General Corp.                 14,892,462
     417,775 Progressive (The) Corp.               14,831,012
     122,373 Travelers (The) Cos., Inc.            14,980,903
     270,321 Validus Holdings Ltd.                 14,870,358
                                               --------------
                                                  207,841,890
                                               --------------
             IT SERVICES -- 3.1%
     126,986 Accenture PLC, Class A                14,873,870
     144,488 Automatic Data Processing, Inc.       14,850,476
     225,179 Broadridge Financial Solutions,
                Inc.                               14,929,368
   1,007,907 Infosys Ltd., ADR                     14,947,261
      89,309 International Business Machines
                Corp.                              14,824,401
     242,127 Paychex, Inc.                         14,740,692
                                               --------------
                                                   89,166,068
                                               --------------
             LEISURE PRODUCTS -- 0.5%
     536,367 Mattel, Inc.                          14,776,911
                                               --------------
             MACHINERY -- 2.0%
     157,876 Caterpillar, Inc.                     14,641,420
     143,668 Deere & Co.                           14,803,551
     195,585 Dover Corp.                           14,655,184
     119,217 Illinois Tool Works, Inc.             14,599,314
                                               --------------
                                                   58,699,469
                                               --------------
             MEDIA -- 1.5%
     171,872 Omnicom Group, Inc.                   14,628,026
     745,237 Shaw Communications, Inc.,
                Class B                            14,949,454
     135,392 WPP PLC, ADR                          14,982,479
                                               --------------
                                                   44,559,959
                                               --------------


Page 40                 See Notes to Financial Statements

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2016

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             MULTILINE RETAIL -- 1.0%
     299,741 Kohl's Corp.                      $   14,801,210
     202,538 Target Corp.                          14,629,320
                                               --------------
                                                   29,430,530
                                               --------------
             MULTI-UTILITIES -- 6.7%
     284,001 Ameren Corp.                          14,898,693
     373,271 Avista Corp.                          14,927,107
     242,677 Black Hills Corp.                     14,885,807
     358,050 CMS Energy Corp.                      14,902,041
     202,401 Consolidated Edison, Inc.             14,912,906
     194,692 Dominion Resources, Inc.              14,911,460
     151,314 DTE Energy Co.                        14,905,942
     508,243 MDU Resources Group, Inc.             14,622,151
     340,802 Public Service Enterprise Group,
                Inc.                               14,954,392
     200,552 SCANA Corp.                           14,696,451
     147,458 Sempra Energy                         14,840,173
     283,408 Vectren Corp.                         14,779,727
     254,859 WEC Energy Group, Inc.                14,947,480
                                               --------------
                                                  193,184,330
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 3.1%
     126,266 Chevron Corp.                         14,861,508
     348,845 Enbridge, Inc.                        14,693,352
     164,485 Exxon Mobil Corp.                     14,846,416
     257,720 Royal Dutch Shell PLC, Class B,
                ADR                                14,940,028
     295,762 TOTAL S.A., ADR                       15,074,989
     323,658 TransCanada Corp.                     14,613,159
                                               --------------
                                                   89,029,452
                                               --------------
             PERSONAL PRODUCTS -- 0.5%
     368,388 Unilever PLC, ADR                     14,993,392
                                               --------------
             PHARMACEUTICALS -- 5.7%
     547,582 AstraZeneca PLC, ADR                  14,959,940
     251,595 Bristol-Myers Squibb Co.              14,703,212
     202,237 Eli Lilly and Co.                     14,874,531
     389,945 GlaxoSmithKline PLC, ADR              15,016,782
     128,782 Johnson & Johnson                     14,836,974
     249,659 Merck & Co., Inc.                     14,697,425
     207,205 Novartis AG, ADR                      15,092,812
     419,653 Novo Nordisk A/S, ADR                 15,048,757
     458,872 Pfizer, Inc.                          14,904,163
     376,093 Sanofi, ADR                           15,209,201
     410,763 Teva Pharmaceutical Industries
                Ltd., ADR                          14,890,159
                                               --------------
                                                  164,233,956
                                               --------------
             PROFESSIONAL SERVICES -- 0.5%
     349,581 Nielsen Holdings PLC                  14,664,923
                                               --------------
             ROAD & RAIL -- 0.5%
     141,209 Union Pacific Corp.                   14,640,549
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 3.6%
     200,876 Analog Devices, Inc.                  14,587,615
     402,674 Intel Corp.                           14,604,986
     238,223 Linear Technology Corp.               14,853,204
     228,244 Microchip Technology, Inc.            14,641,852


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT (CONTINUED)
     221,964 QUALCOMM, Inc.                    $   14,472,053
     512,960 Taiwan Semiconductor
                Manufacturing Co., Ltd., ADR       14,747,600
     199,374 Texas Instruments, Inc.               14,548,321
                                               --------------
                                                  102,455,631
                                               --------------
             SOFTWARE -- 1.0%
     463,143 CA, Inc.                              14,714,053
     235,891 Microsoft Corp.                       14,658,267
                                               --------------
                                                   29,372,320
                                               --------------
             SPECIALTY RETAIL -- 0.5%
     110,359 Home Depot (The), Inc.                14,796,935
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 0.5%
     518,663 Canon, Inc., ADR                      14,595,177
                                               --------------
             TEXTILES, APPAREL & LUXURY GOODS
                -- 0.5%
     277,559 VF Corp.                              14,807,773
                                               --------------
             THRIFTS & MORTGAGE FINANCE
                -- 1.0%
     895,985 Capitol Federal Financial, Inc.       14,747,913
     817,923 Northwest Bancshares, Inc.            14,747,152
                                               --------------
                                                   29,495,065
                                               --------------
             TOBACCO -- 2.1%
     220,098 Altria Group, Inc.                    14,883,027
     132,545 British American Tobacco PLC,
                ADR                                14,933,845
     163,442 Philip Morris International, Inc.     14,953,309
     265,701 Reynolds American, Inc.               14,889,884
                                               --------------
                                                   59,660,065
                                               --------------
             TRADING COMPANIES & DISTRIBUTORS
                -- 1.5%
     308,858 Fastenal Co.                          14,510,149
      62,710 W.W. Grainger, Inc.                   14,564,397
      99,707 Watsco, Inc.                          14,768,601
                                               --------------
                                                   43,843,147
                                               --------------
             WATER UTILITIES -- 1.0%
     324,150 American States Water Co.             14,768,274
     495,094 Aqua America, Inc.                    14,872,624
                                               --------------
                                                   29,640,898
                                               --------------
             TOTAL INVESTMENTS -- 99.9%         2,891,244,184
             (Cost $2,692,628,416) (a)

             NET OTHER ASSETS AND
                LIABILITIES -- 0.1%                 1,737,399
                                               --------------
             NET ASSETS -- 100.0%              $2,892,981,583
                                               ==============

(a) Aggregate cost for federal income tax purposes is $2,744,006,759. As of December 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $185,746,204 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $38,508,779.

ADR   - American Depositary Receipt


                        See Notes to Financial Statements                Page 41

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2016

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                      LEVEL 1            LEVEL 2            LEVEL 3
                   ----------------------------------------------------
Common Stocks*     $2,891,244,184     $           --     $           --
                   ====================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at December 31, 2016.


Page 42                 See Notes to Financial Statements

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND (FVL)
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2016

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             AEROSPACE & DEFENSE -- 4.2%
      21,816 Aerovironment, Inc. (a)           $      585,323
      29,156 Embraer S.A., ADR                        561,253
      19,749 Triumph Group, Inc.                      523,349
       4,998 United Technologies Corp.                547,881
                                               --------------
                                                    2,217,806
                                               --------------
             AUTOMOBILES -- 1.2%
       2,918 Tesla Motors, Inc. (a)                   623,547
                                               --------------
             BIOTECHNOLOGY -- 0.8%
      11,420 Alnylam Pharmaceuticals, Inc. (a)        427,565
                                               --------------
             CAPITAL MARKETS -- 4.0%
      13,022 Eaton Vance Corp.                        545,362
      14,323 Franklin Resources, Inc.                 566,904
      34,352 KKR & Co. L.P. (b)                       528,677
      15,549 Legg Mason, Inc.                         465,071
                                               --------------
                                                    2,106,014
                                               --------------
             CHEMICALS -- 2.1%
      89,930 CVR Partners L.P. (b)                    540,479
      18,441 Mosaic (The) Co.                         540,875
                                               --------------
                                                    1,081,354
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 2.1%
      25,947 Essendant, Inc.                          542,292
      35,511 Pitney Bowes, Inc.                       539,412
                                               --------------
                                                    1,081,704
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 4.3%
      25,840 ADTRAN, Inc.                             577,524
      35,660 Black Box Corp.                          543,815
      48,013 Comtech Telecommunications
                Corp.                                 568,954
      95,512 Telefonaktiebolaget LM Ericsson,
                ADR                                   556,835
                                               --------------
                                                    2,247,128
                                               --------------
             DIVERSIFIED CONSUMER SERVICES
                -- 2.4%
      37,005 Regis Corp. (a)                          537,313
      20,073 StoneMor Partners L.P. (b)               178,850
      47,066 Weight Watchers International,
                Inc. (a)                              538,906
                                               --------------
                                                    1,255,069
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 2.2%
     161,978 Frontier Communications Corp.            547,485
      63,799 Telefonica S.A., ADR                     586,951
                                               --------------
                                                    1,134,436
                                               --------------
             ELECTRIC UTILITIES -- 3.1%
       7,234 Duke Energy Corp.                        561,503
      15,649 Exelon Corp.                             555,383
      19,760 Great Plains Energy, Inc.                540,436
                                               --------------
                                                    1,657,322
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             ELECTRICAL EQUIPMENT -- 0.9%
      22,316 ABB Ltd., ADR                     $      470,198
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 2.3%
       8,188 Anixter International, Inc. (a)          663,638
      17,937 National Instruments Corp.               552,818
                                               --------------
                                                    1,216,456
                                               --------------
             ENERGY EQUIPMENT & SERVICES
                -- 14.6%
      44,492 Bristow Group, Inc.                      911,196
      49,298 CARBO Ceramics, Inc. (a)                 515,657
       4,728 Core Laboratories N.V.                   567,549
      29,896 Diamond Offshore Drilling,
                Inc. (a)                              529,159
       9,015 Dril-Quip, Inc. (a)                      541,351
      55,066 Ensco PLC, Class A                       535,242
      54,117 Helix Energy Solutions Group,
                Inc. (a)                              477,312
      13,531 National Oilwell Varco, Inc.             506,601
      89,062 Noble Corp. PLC                          527,247
      19,017 Oceaneering International, Inc.          536,470
       6,194 Schlumberger Ltd.                        519,986
     156,047 Seadrill Ltd. (a)                        532,120
     112,139 TETRA Technologies, Inc. (a)             562,938
      80,881 Weatherford International PLC (a)        403,596
                                               --------------
                                                    7,666,424
                                               --------------
             FOOD PRODUCTS -- 1.9%
       7,337 Kellogg Co.                              540,811
       6,274 Mead Johnson Nutrition Co.               443,948
                                               --------------
                                                      984,759
                                               --------------
             GAS UTILITIES -- 1.9%
       9,579 National Fuel Gas Co.                    542,554
      14,515 Suburban Propane Partners, L.P.
                (b)                                   436,321
                                               --------------
                                                      978,875
                                               --------------
             HEALTH CARE EQUIPMENT &
                SUPPLIES -- 1.0%
      29,433 Meridian Bioscience, Inc.                520,964
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 0.7%
      31,784 Brookdale Senior Living, Inc. (a)        394,757
                                               --------------
             HEALTH CARE TECHNOLOGY -- 1.9%
      18,665 Computer Programs & Systems,
                Inc.                                  440,494
      41,041 Quality Systems, Inc. (a)                539,689
                                               --------------
                                                      980,183
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 2.1%
       1,306 Chipotle Mexican Grill, Inc. (a)         492,780
      27,086 Speedway Motorsports, Inc.               586,954
                                               --------------
                                                    1,079,734
                                               --------------
             HOUSEHOLD PRODUCTS -- 1.0%
       6,516 Procter & Gamble (The) Co.               547,865
                                               --------------


                        See Notes to Financial Statements                Page 43

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND (FVL)
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2016

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             INSURANCE -- 4.4%
     115,143 Aegon N.V.                        $      636,741
      13,495 Kemper Corp.                             597,828
       9,588 Mercury General Corp.                    577,293
       9,830 MetLife, Inc.                            529,739
                                               --------------
                                                    2,341,601
                                               --------------
             INTERNET & DIRECT MARKETING RETAIL
                -- 0.9%
      10,419 TripAdvisor, Inc. (a)                    483,129
                                               --------------
             INTERNET SOFTWARE & SERVICES
                -- 2.0%
      48,336 Pandora Media, Inc. (a)                  630,302
      12,552 Sohu.com, Inc. (a)                       425,387
                                               --------------
                                                    1,055,689
                                               --------------
             MEDIA -- 1.0%
      15,478 Viacom, Inc., Class B                    543,278
                                               --------------
             METALS & MINING -- 5.0%
      27,945 Allegheny Technologies, Inc.             445,164
     139,332 Eldorado Gold Corp. (a)                  448,649
      43,077 Goldcorp, Inc.                           585,847
     182,226 Kinross Gold Corp. (a)                   566,723
     207,478 Yamana Gold, Inc.                        583,013
                                               --------------
                                                    2,629,396
                                               --------------
             MORTGAGE REAL ESTATE INVESTMENT
                TRUSTS -- 1.0%
      54,204 Annaly Capital Management, Inc.          540,414
                                               --------------
             MULTILINE RETAIL -- 1.0%
      11,315 Nordstrom, Inc.                          542,328
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 11.3%
      23,930 Cabot Oil & Gas Corp.                    559,005
      52,608 Cameco Corp.                             550,806
      36,662 Cenovus Energy, Inc.                     554,696
      23,335 CVR Energy, Inc.                         592,476
       7,657 EQT Corp.                                500,768
      16,527 HollyFrontier Corp.                      541,424
      15,037 Imperial Oil Ltd.                        522,686
      14,059 Noble Energy, Inc.                       535,086
      14,793 Range Resources Corp.                    508,287
      48,120 Southwestern Energy Co. (a)              520,658
      10,976 TOTAL S.A., ADR                          559,447
                                               --------------
                                                    5,945,339
                                               --------------
             PHARMACEUTICALS -- 3.0%
      34,841 Endo International PLC (a)               573,831
      12,228 GlaxoSmithKline PLC, ADR                 470,901
      13,173 Sanofi, ADR                              532,716
                                               --------------
                                                    1,577,448
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 0.7%
      57,705 SunPower Corp. (a)                       381,430
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             SOFTWARE -- 2.7%
      90,112 EnerNOC, Inc. (a)                 $      540,672
      40,342 FireEye, Inc. (a)                        480,070
      14,184 Fortinet, Inc. (a)                       427,222
                                               --------------
                                                    1,447,964
                                               --------------
             SPECIALTY RETAIL -- 7.2%
      46,164 Abercrombie & Fitch Co., Class A         553,968
      86,693 Ascena Retail Group, Inc. (a)            536,630
      24,138 Buckle (The), Inc.                       550,347
      42,288 Conn's, Inc. (a)                         534,943
      45,222 Guess?, Inc.                             547,186
      47,469 Rent-A-Center, Inc.                      534,026
      59,824 Staples, Inc.                            541,407
                                               --------------
                                                    3,798,507
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 2.1%
      78,244 BlackBerry Ltd. (a)                      539,101
      22,406 Diebold Nixdorf, Inc.                    563,511
                                               --------------
                                                    1,102,612
                                               --------------
             TEXTILES, APPAREL & LUXURY GOODS
                -- 1.9%
      63,124 Crocs, Inc. (a)                          433,030
      21,023 Fossil Group, Inc. (a)                   543,655
                                               --------------
                                                      976,685
                                               --------------
             WIRELESS TELECOMMUNICATION
                SERVICES -- 1.1%
      46,864 America Movil S.A.B. de C.V.,
                Class L, ADR                          589,080
                                               --------------
             TOTAL INVESTMENTS -- 100.0%           52,627,060
             (Cost $52,322,808) (c)

             NET OTHER ASSETS AND
                LIABILITIES -- 0.0%                    16,150
                                               --------------
             NET ASSETS -- 100.0%              $   52,643,210
                                               ==============

(a)   Non-income producing security.

(b)   Security is a Master Limited Partnership ("MLP").

(c) Aggregate cost for federal income tax purposes is $52,418,358. As of December 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,142,711 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,934,009.

ADR   - American Depositary Receipt


Page 44                 See Notes to Financial Statements

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND (FVL)
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2016

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                      LEVEL 1            LEVEL 2            LEVEL 3
                   ----------------------------------------------------
Common Stocks*     $   52,627,060     $           --     $           --
                   ====================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at December 31, 2016.


                        See Notes to Financial Statements                Page 45

FIRST TRUST EXCHANGE-TRADED FUND
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2016

                                                                            FIRST TRUST        FIRST TRUST       FIRST TRUST
                                                                          DOW JONES SELECT     MORNINGSTAR        US EQUITY
                                                                              MICROCAP      DIVIDEND LEADERS    OPPORTUNITIES
                                                                             INDEX FUND        INDEX FUND            ETF
                                                                               (FDM)              (FDL)             (FPX)
                                                                          ----------------  -----------------  ----------------

ASSETS:
Investments, at value...............................................       $  118,135,122    $ 1,776,066,018    $  626,702,807
Cash................................................................               54,698                 --           553,013
Receivables:
      Capital shares sold...........................................                   --          6,951,487                --
      Investment securities sold....................................                  576                 --                --
      Dividends.....................................................              144,141          3,832,265           257,250
      Securities lending income.....................................                3,137                 --            54,017
      Interest......................................................                   --                 --                --
      Reclaims......................................................                   --                 --             7,290
Prepaid expenses....................................................               17,438             17,538             5,835
                                                                           --------------    ---------------    --------------
      Total Assets..................................................          118,355,112      1,786,867,308       627,580,212
                                                                           --------------    ---------------    --------------
LIABILITIES:
Due to custodian....................................................                   --            383,950                --
Payables:
      Capital shares redeemed.......................................                   --                 --                --
      Investment securities purchased...............................               27,371          6,943,419                --
      Investment advisory fees......................................               35,144            348,206           228,842
      Collateral for securities on loan.............................            1,477,617                 --        13,048,247
      Audit and tax fees............................................               22,925             22,925            22,925
      Printing fees.................................................                3,367             65,475            29,624
      Trustees' fees................................................                  156                 69               170
      Licensing fees................................................                   --            392,720           136,091
Other liabilities...................................................               12,866            246,626            90,147
                                                                           --------------    ---------------    --------------
      Total Liabilities.............................................            1,579,446          8,403,390        13,556,046
                                                                           --------------    ---------------    --------------
NET ASSETS..........................................................       $  116,775,666    $ 1,778,463,918    $  614,024,166
                                                                           ==============    ===============    ==============
NET ASSETS CONSIST OF:
Paid-in capital.....................................................       $  125,021,552    $ 1,669,725,531    $  631,936,349
Par value...........................................................               26,550            641,000           113,500
Accumulated net investment income (loss)............................               13,856              6,393                --
Accumulated net realized gain (loss) on investments.................          (23,249,596)       (57,666,249)      (75,509,741)
Net unrealized appreciation (depreciation) on investments...........           14,963,304        165,757,243        57,484,058
                                                                           --------------    ---------------    --------------
NET ASSETS..........................................................       $  116,775,666    $ 1,778,463,918    $  614,024,166
                                                                           ==============    ===============    ==============
NET ASSET VALUE, per share..........................................       $        43.98    $         27.75    $        54.10
                                                                           ==============    ===============    ==============
Number of shares outstanding (unlimited number of shares authorized,
   par value $0.01 per share).......................................            2,655,000         64,100,002        11,350,002
                                                                           ==============    ===============    ==============
Investments, at cost................................................       $  103,171,818    $ 1,610,308,775    $  569,218,749
                                                                           ==============    ===============    ==============
Securities on loan, at value........................................       $    1,420,483    $            --    $   12,693,526
                                                                           ==============    ===============    ==============


Page 46                 See Notes to Financial Statements

      FIRST TRUST        FIRST TRUST       FIRST TRUST        FIRST TRUST       FIRST TRUST
       NYSE ARCA          DOW JONES          CAPITAL         VALUE LINE(R)    VALUE LINE(R) 100
     BIOTECHNOLOGY        INTERNET           STRENGTH          DIVIDEND       EXCHANGE-TRADED
       INDEX FUND        INDEX FUND            ETF            INDEX FUND            FUND
         (FBT)              (FDN)             (FTCS)             (FVD)             (FVL)
    ----------------  -----------------  ----------------  -----------------  ----------------


     $  886,534,525    $3,572,781,232     $  320,131,235    $ 2,891,244,184    $   52,627,060
            778,327                 --                --                 --            67,604

                 --                 --         2,045,796        179,170,410                --
          4,543,115         27,244,308                --        376,372,986        21,527,038
                 --            221,773           414,601          5,117,700            37,563
             52,493             38,667                --                 --                --
                 --              4,607                --                 --                --
             70,583                 --                --            240,010               912
              8,852             37,225             2,640             25,288               538
     --------------    ---------------    --------------    ---------------    --------------
        891,987,895      3,600,327,812       322,594,272      3,452,170,578        74,260,715
     --------------    ---------------    --------------    ---------------    --------------

                 --            267,348           137,900          1,130,410                --

          4,544,401         19,983,750                --        179,905,078                --
                 --          5,047,305         2,046,076        375,645,893        21,517,007
            279,440          1,210,960           134,070          1,039,580            17,588
         82,414,165         85,987,348                --                 --                --
             22,925             22,925            22,925             22,925            22,925
             41,159            125,264            10,722             81,128             3,636
                212                111               121                 --               161
            164,822            519,363             7,324          1,007,706            21,495
            135,972            429,509            45,092            356,275            34,693
     --------------    ---------------    --------------    ---------------    --------------
         87,603,096        113,593,883         2,404,230        559,188,995        21,617,505
     --------------    ---------------    --------------    ---------------    --------------
     $  804,384,799    $ 3,486,733,929    $  320,190,042    $ 2,892,981,583    $   52,643,210
     ==============    ===============    ==============    ===============    ==============

     $1,244,270,725    $ 3,464,081,586    $  324,756,263    $ 2,764,795,968    $   85,843,637
             88,500            437,000            78,500          1,032,380            24,400
                 --                 --                --                 --               (54)
       (252,640,414)      (159,971,929)      (22,205,322)       (71,462,533)      (33,529,025)
       (187,334,012)       182,187,272        17,560,601        198,615,768           304,252
     --------------    ---------------    --------------    ---------------    --------------
     $  804,384,799    $ 3,486,733,929    $  320,190,042    $ 2,892,981,583    $   52,643,210
     ==============    ===============    ==============    ===============    ==============
     $        90.89    $         79.79    $        40.79    $         28.02    $        21.58
     ==============    ===============    ==============    ===============    ==============

          8,850,002         43,700,002         7,850,002        103,237,986         2,439,982
     ==============    ===============    ==============    ===============    ==============
     $1,073,868,537    $ 3,390,593,960    $  302,570,634    $ 2,692,628,416    $   52,322,808
     ==============    ===============    ==============    ===============    ==============
     $   79,813,163    $    83,125,060    $           --    $            --    $           --
     ==============    ===============    ==============    ===============    ==============


                        See Notes to Financial Statements                Page 47

FIRST TRUST EXCHANGE-TRADED FUND
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2016

                                                                            FIRST TRUST        FIRST TRUST       FIRST TRUST
                                                                          DOW JONES SELECT     MORNINGSTAR        US EQUITY
                                                                              MICROCAP      DIVIDEND LEADERS    OPPORTUNITIES
                                                                             INDEX FUND        INDEX FUND            ETF
                                                                               (FDM)              (FDL)             (FPX)
                                                                          ----------------  -----------------  ----------------

INVESTMENT INCOME:
Dividends...........................................................       $    1,094,530    $    54,960,412    $    6,212,161
Securities lending income (net of fees).............................               16,133                 --           805,336
Interest............................................................                   --                 --                --
Foreign tax withholding.............................................                 (439)                --           (37,010)
                                                                           --------------    ---------------    --------------
      Total investment income.......................................            1,110,224         54,960,412         6,980,487
                                                                           --------------    ---------------    --------------

EXPENSES:
Investment advisory fees............................................              261,289          4,433,462         2,373,228
Licensing fees......................................................               32,984          1,337,741           593,307
Accounting and administration fees..................................               28,233            677,402           283,941
Audit and tax fees..................................................               21,228             21,228            21,228
Custodian fees......................................................               13,315            175,109            84,381
Trustees' fees and expenses.........................................                8,498             11,262             9,410
Listing fees........................................................                7,381              9,881             8,413
Printing fees.......................................................                5,876            128,543            60,750
Legal fees..........................................................                4,229            138,816            49,639
Transfer agent fees.................................................                2,613             61,670            29,665
Registration and filing fees........................................                  643             17,894             2,300
Expenses previously waived or reimbursed............................                   --                 --            22,946
Other expenses......................................................                3,681             27,964            20,633
                                                                           --------------    ---------------    --------------
      Total expenses................................................              389,970          7,040,972         3,559,841
      Less fees waived and expenses reimbursed by the investment
         advisor....................................................              (76,424)          (390,779)               --
                                                                           --------------    ---------------    --------------
      Net expenses..................................................              313,546          6,650,193         3,559,841
                                                                           --------------    ---------------    --------------
NET INVESTMENT INCOME (LOSS)........................................              796,678         48,310,219         3,420,646
                                                                           --------------    ---------------    --------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
      Investments...................................................           (1,573,042)       (15,662,289)      (33,923,808)
      In-kind redemptions...........................................            3,599,300         99,252,279        56,677,705
                                                                           --------------    ---------------    --------------
Net realized gain (loss)............................................            2,026,258         83,589,990        22,753,897
                                                                           --------------    ---------------    --------------
Net change in unrealized appreciation (depreciation) on investments.           14,044,138        126,628,833        (6,902,011)
                                                                           --------------    ---------------    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS).............................           16,070,396        210,218,823        15,851,886
                                                                           --------------    ---------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS..................................................       $   16,867,074    $   258,529,042    $   19,272,532
                                                                           ==============    ===============    ==============


Page 48                 See Notes to Financial Statements

      FIRST TRUST        FIRST TRUST       FIRST TRUST        FIRST TRUST       FIRST TRUST
       NYSE ARCA          DOW JONES          CAPITAL         VALUE LINE(R)    VALUE LINE(R) 100
     BIOTECHNOLOGY        INTERNET           STRENGTH          DIVIDEND       EXCHANGE-TRADED
       INDEX FUND        INDEX FUND            ETF            INDEX FUND            FUND
         (FBT)              (FDN)             (FTCS)             (FVD)             (FVL)
    ----------------  -----------------  ----------------  -----------------  ----------------


     $    2,412,970    $     5,599,913    $    4,978,724    $    61,779,410    $      650,864
            855,694            824,607                --                 --                --
                 --              8,898                --                 --                --
           (133,285)                --                --         (1,084,788)           (4,454)
     --------------    ---------------    --------------    ---------------    --------------
          3,135,379          6,433,418         4,978,724         60,694,622           646,410
     --------------    ---------------    --------------    ---------------    --------------


          4,211,383         13,531,765         1,140,317         10,094,304           250,535
            842,277          1,999,351            30,286          3,055,913            81,009
            460,615          1,322,923           113,397            886,819            25,600
             21,228             21,228            21,228             21,228            21,228
            135,011            415,979            30,002            228,906             8,750
              9,279             18,291             8,907             12,145             8,492
              9,880             12,380               753             25,913            21,999
             74,355            307,322            23,243            162,152             6,579
             53,177            279,994            19,978            177,698             4,373
             48,183            109,574            11,403             75,471             2,505
              5,564             36,333             5,087             33,567                --
                 --                 --            41,092                 --                --
             68,200             77,032             5,714             37,735             4,918
     --------------    ---------------    --------------    ---------------    --------------
          5,939,152         18,132,172         1,451,407         14,811,851           435,988

                 --                 --                --           (679,825)          (85,239)
     --------------    ---------------    --------------    ---------------    --------------
          5,939,152         18,132,172         1,451,407         14,132,026           350,749
     --------------    ---------------    --------------    ---------------    --------------
         (2,803,773)       (11,698,754)        3,527,317         46,562,596           295,661
     --------------    ---------------    --------------    ---------------    --------------


       (168,290,552)       (83,570,307)       (9,048,488)       (26,833,244)        2,647,198
       (204,952,642)       366,966,438         9,661,507        174,569,446         2,302,412
     --------------    ---------------    --------------    ---------------    --------------
       (373,243,194)       283,396,131           613,019        147,736,202         4,949,610
     --------------    ---------------    --------------    ---------------    --------------
       (454,566,123)      (286,737,424)       14,122,275        148,113,774          (715,003)
     --------------    ---------------    --------------    ---------------    --------------
       (827,809,317)        (3,341,293)       14,735,294        295,849,976         4,234,607
     --------------    ---------------    --------------    ---------------    --------------

     $ (830,613,090)   $   (15,040,047)   $   18,262,611    $   342,412,572    $    4,530,268
     ==============    ===============    ==============    ===============    ==============


                        See Notes to Financial Statements                Page 49

FIRST TRUST EXCHANGE-TRADED FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                           FIRST TRUST                        FIRST TRUST
                                                                        DOW JONES SELECT                      MORNINGSTAR
                                                                            MICROCAP                       DIVIDEND LEADERS
                                                                           INDEX FUND                         INDEX FUND
                                                                              (FDM)                              (FDL)
                                                                 -------------------------------    -------------------------------
                                                                   Year Ended       Year Ended        Year Ended       Year Ended
                                                                   12/31/2016       12/31/2015        12/31/2016       12/31/2015
                                                                 --------------   --------------    --------------   --------------
OPERATIONS:
   Net investment income (loss)...........................       $      796,678   $      759,114    $   48,310,219   $   31,928,966
   Net realized gain (loss)...............................            2,026,258        3,694,341        83,589,990       11,749,117
   Net increase from payment by the advisor...............                   --               --                --               --
   Net change in unrealized appreciation (depreciation)...           14,044,138       (4,419,000)      126,628,833      (26,130,013)
                                                                 --------------   --------------    --------------   --------------
   Net increase (decrease) in net assets resulting
      from operations.....................................           16,867,074           34,455       258,529,042       17,548,070
                                                                 --------------   --------------    --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income..................................             (828,593)        (743,446)      (48,261,512)     (32,145,837)
                                                                 --------------   --------------    --------------   --------------
SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold..............................           70,348,426       31,352,476     1,442,870,317      141,457,821
   Cost of shares redeemed................................          (19,162,623)     (32,739,987)     (749,967,524)    (236,717,928)
                                                                 --------------   --------------    --------------   --------------
   Net increase (decrease) in net assets resulting
      from shareholder transactions.......................           51,185,803       (1,387,511)      692,902,793      (95,260,107)
                                                                 --------------   --------------    --------------   --------------
   Total increase (decrease) in net assets................           67,224,284       (2,096,502)      903,170,323     (109,857,874)

NET ASSETS:
   Beginning of period....................................           49,551,382       51,647,884       875,293,595      985,151,469
                                                                 --------------   --------------    --------------   --------------
   End of period..........................................       $  116,775,666   $   49,551,382    $1,778,463,918   $  875,293,595
                                                                 ==============   ==============    ==============   ==============
   Accumulated net investment income (loss)
      at end of period....................................       $       13,856   $           --    $        6,393   $      (62,027)
                                                                 ==============   ==============    ==============   ==============
CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period................            1,505,000        1,555,000        36,950,002       41,150,002
   Shares sold............................................            1,700,000          950,000        55,400,000        6,000,000
   Shares redeemed........................................             (550,000)      (1,000,000)      (28,250,000)     (10,200,000)
                                                                 --------------   --------------    --------------   --------------
   Shares outstanding, end of period......................            2,655,000        1,505,000        64,100,002       36,950,002
                                                                 ==============   ==============    ==============   ==============


Page 50                 See Notes to Financial Statements

          FIRST TRUST                        FIRST TRUST                        FIRST TRUST
           US EQUITY                          NYSE ARCA                          DOW JONES
         OPPORTUNITIES                      BIOTECHNOLOGY                        INTERNET
              ETF                            INDEX FUND                         INDEX FUND
             (FPX)                              (FBT)                              (FDN)
-------------------------------    -------------------------------    -------------------------------
  Year Ended       Year Ended        Year Ended       Year Ended        Year Ended       Year Ended
  12/31/2016       12/31/2015        12/31/2016       12/31/2015        12/31/2016       12/31/2015
--------------   --------------    --------------   --------------    --------------   --------------

$    3,420,646   $    4,415,039    $   (2,803,773)  $    2,588,933    $  (11,698,754)  $   (9,194,381)
    22,753,897       (3,584,153)     (373,243,194)     326,617,811       283,396,131      189,050,659
            --               --                --               --                --               --
    (6,902,011)      (7,795,816)     (454,566,123)    (147,075,543)     (286,737,424)     375,900,470
--------------   --------------    --------------   --------------    --------------   --------------

    19,272,532       (6,964,930)     (830,613,090)     182,131,201       (15,040,047)     555,756,748
--------------   --------------    --------------   --------------    --------------   --------------


    (4,684,081)      (4,530,346)               --       (3,747,095)               --               --
--------------   --------------    --------------   --------------    --------------   --------------

   117,937,765      372,941,483       428,122,566    2,367,869,339       913,770,456    3,428,956,816
  (308,194,899)    (107,696,610)   (2,230,149,092)  (1,235,810,318)   (2,326,817,875)  (1,046,685,047)
--------------   --------------    --------------   --------------    --------------   --------------

  (190,257,134)     265,244,873    (1,802,026,526)   1,132,059,021    (1,413,047,419)   2,382,271,769
--------------   --------------    --------------   --------------    --------------   --------------
  (175,668,683)     253,749,597    (2,632,639,616)   1,310,443,127    (1,428,087,466)   2,938,028,517


   789,692,849      535,943,252     3,437,024,415    2,126,581,288     4,914,821,395    1,976,792,878
--------------   --------------    --------------   --------------    --------------   --------------
$  614,024,166   $  789,692,849    $  804,384,799   $3,437,024,415    $3,486,733,929   $4,914,821,395
==============   ==============    ==============   ==============    ==============   ==============

$           --   $           --    $           --   $           --    $           --   $           --
==============   ==============    ==============   ==============    ==============   ==============

    15,450,002       10,650,002        30,400,002       20,850,002        65,850,002       32,250,002
     2,200,000        6,900,000         4,850,000       20,350,000        12,200,000       49,100,000
    (6,300,000)      (2,100,000)      (26,400,000)     (10,800,000)      (34,350,000)     (15,500,000)
--------------   --------------    --------------   --------------    --------------   --------------
    11,350,002       15,450,002         8,850,002       30,400,002        43,700,002       65,850,002
==============   ==============    ==============   ==============    ==============   ==============


                        See Notes to Financial Statements                Page 51

FIRST TRUST EXCHANGE-TRADED FUND
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                           FIRST TRUST                        FIRST TRUST
                                                                        CAPITAL STRENGTH                VALUE LINE(R) DIVIDEND
                                                                               ETF                            INDEX FUND
                                                                             (FTCS)                              (FVD)
                                                                 -------------------------------    -------------------------------
                                                                   Year Ended       Year Ended        Year Ended       Year Ended
                                                                   12/31/2016       12/31/2015        12/31/2016       12/31/2015
                                                                 --------------   --------------    --------------   --------------
OPERATIONS:
   Net investment income (loss)...........................       $    3,527,317   $    1,863,793    $   46,562,596   $   27,999,971
   Net realized gain (loss)...............................              613,019        7,692,653       147,736,202       70,182,866
   Net increase from payment by the advisor...............                   --               --                --               --
   Net change in unrealized appreciation (depreciation)...           14,122,275       (7,484,967)      148,113,774      (85,527,963)
                                                                 --------------   --------------    --------------   --------------
   Net increase (decrease) in net assets resulting
      from operations.....................................           18,262,611        2,071,479       342,412,572       12,654,874
                                                                 --------------   --------------    --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income..................................           (3,539,946)      (1,868,316)      (47,522,750)     (28,470,161)
                                                                 --------------   --------------    --------------   --------------
SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold..............................          220,814,366      146,883,652     2,392,736,109      703,563,120
   Cost of shares redeemed................................          (81,161,652)     (66,958,092)     (982,675,414)    (589,015,540)
                                                                 --------------   --------------    --------------   --------------
   Net increase (decrease) in net assets resulting
      from shareholder transactions.......................          139,652,714       79,925,560     1,410,060,695      114,547,580
                                                                 --------------   --------------    --------------   --------------
   Total increase (decrease) in net assets................          154,375,379       80,128,723     1,704,950,517       98,732,293

NET ASSETS:
   Beginning of period....................................          165,814,663       85,685,940     1,188,031,066    1,089,298,773
                                                                 --------------   --------------    --------------   --------------
   End of period..........................................       $  320,190,042   $  165,814,663    $2,892,981,583   $1,188,031,066
                                                                 ==============   ==============    ==============   ==============
   Accumulated net investment income (loss)
      at end of period....................................       $           --   $           --    $           --   $           --
                                                                 ==============   ==============    ==============   ==============
CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period................            4,350,002        2,250,002        49,787,986       45,137,986
   Shares sold............................................            5,550,000        3,850,000        89,750,000       29,150,000
   Shares redeemed........................................           (2,050,000)      (1,750,000)      (36,300,000)     (24,500,000)
                                                                 --------------   --------------    --------------   --------------
   Shares outstanding, end of period......................            7,850,002        4,350,002       103,237,986       49,787,986
                                                                 ==============   ==============    ==============   ==============


Page 52                  See Notes to Financial Statements

          FIRST TRUST
       VALUE LINE(R) 100
     EXCHANGE-TRADED FUND
             (FVL)
-------------------------------
  Year Ended       Year Ended
  12/31/2016       12/31/2015
--------------   --------------

$      295,661   $      188,382
     4,949,610         (464,240)
            --           95,996
      (715,003)      (1,386,028)
--------------   --------------

     4,530,268       (1,565,890)
--------------   --------------


      (303,697)        (184,307)
--------------   --------------

    26,089,617        5,252,525
   (30,685,938)     (10,497,440)
--------------   --------------

    (4,596,321)      (5,244,915)
--------------   --------------
      (369,750)      (6,995,112)


    53,012,960       60,008,072
--------------   --------------
$   52,643,210   $   53,012,960
==============   ==============

$          (54)  $           --
==============   ==============

     2,689,982        2,939,982
     1,250,000          250,000
    (1,500,000)        (500,000)
--------------   --------------
     2,439,982        2,689,982
==============   ==============


                        See Notes to Financial Statements                Page 53

FIRST TRUST EXCHANGE-TRADED FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2016           2015           2014           2013           2012
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period           $    32.92     $    33.21     $    32.47     $    22.87     $    20.09
                                               ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         0.49           0.49           0.23           0.25           0.35
Net realized and unrealized gain (loss)             11.07          (0.30)          0.76           9.62           2.83
                                               ----------     ----------     ----------     ----------     ----------
Total from investment operations                    11.56           0.19           0.99           9.87           3.18
                                               ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                               (0.50)         (0.48)         (0.25)         (0.27)         (0.40)
                                               ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                 $    43.98     $    32.92     $    33.21     $    32.47     $    22.87
                                               ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                    35.45%          0.55%          3.08%         43.32%         15.86%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)           $  116,776     $   49,551     $   51,648     $   91,080     $   41,281
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets        0.75%          0.73%          0.70%          0.72%          0.76%
Ratio of net expenses to average net assets          0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                                1.52%          1.46%          0.71%          0.93%          1.38%
Portfolio turnover rate (b)                            48%            63%            49%            70%            71%


FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND (FDL)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2016           2015           2014           2013           2012
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period           $    23.69     $    23.94     $    21.93     $    18.46     $    17.57
                                               ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         0.82           0.86           0.80           0.69           0.71
Net realized and unrealized gain (loss)              4.05         (0.25)           2.01           3.47           0.89
                                               ----------     ----------     ----------     ----------     ----------
Total from investment operations                     4.87           0.61           2.81           4.16           1.60
                                               ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                               (0.81)         (0.86)         (0.80)         (0.69)         (0.71)
                                               ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                 $    27.75     $    23.69     $    23.94     $    21.93     $    18.46
                                               ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                    20.72%          2.73%         12.96%         22.71%          9.14%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)           $1,778,464     $  875,294     $  985,151     $  687,437     $  545,517
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets        0.48%          0.48%          0.49%          0.49%          0.51%
Ratio of net expenses to average net assets          0.45%          0.45%          0.45%          0.45%          0.45%
Ratio of net investment income (loss) to
   average net assets                                3.27%          3.59%          3.55%          3.61%          3.88%
Portfolio turnover rate (b)                            50%            61%            40%            35%            31%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 54                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST US EQUITY OPPORTUNITIES ETF (FPX)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2016           2015           2014           2013           2012
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period           $    51.11     $    50.32     $    45.34     $    30.82     $    23.99
                                               ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         0.31           0.31           0.41           0.22           0.31
Net realized and unrealized gain (loss)              3.10           0.80           4.97          14.53           6.87
                                               ----------     ----------     ----------     ----------     ----------
Total from investment operations                     3.41           1.11           5.38          14.75           7.18
                                               ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                               (0.42)         (0.32)         (0.40)         (0.23)         (0.35)
                                               ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                 $    54.10     $    51.11     $    50.32     $    45.34     $    30.82
                                               ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                     6.70%          2.19%         11.91%         47.98%         30.01%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)           $  614,024     $  789,693     $  535,943     $  351,376     $   24,659
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets        0.60%          0.60%          0.60%          0.66%          1.01%
Ratio of net expenses to average net assets          0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                                0.58%          0.61%          0.89%          0.69%          1.27%
Portfolio turnover rate (b)                            41%            41%            46%            30%            48%


FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND (FBT)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2016           2015           2014           2013           2012
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period           $   113.06     $   101.99     $    69.12     $    46.05     $    32.68
                                               ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        (0.32)          0.09           0.04          (0.10)         (0.22)
Net realized and unrealized gain (loss)            (21.85)         11.11          32.88          23.17          13.59
                                               ----------     ----------     ----------     ----------     ----------
Total from investment operations                   (22.17)         11.20          32.92          23.07          13.37
                                               ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                  --          (0.13)         (0.05)            --             --
                                               ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                 $    90.89     $   113.06     $   101.99     $    69.12     $    46.05
                                               ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                   (19.60)%        10.97%         47.63%         50.10%         40.91%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)           $  804,385     $3,437,024     $2,126,581     $  953,910     $  239,445
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets        0.56%          0.55%          0.58%          0.60%          0.61%
Ratio of net expenses to average net assets          0.56%          0.55%          0.58%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                               (0.27)%         0.08%          0.06%         (0.26)%        (0.48)%
Portfolio turnover rate (b)                            42%            30%            58%            48%            39%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 55

FIRST TRUST EXCHANGE-TRADED FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST DOW JONES INTERNET INDEX FUND (FDN)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2016           2015           2014           2013           2012
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period           $    74.64     $    61.30     $    59.84     $    39.01     $    32.28
                                               ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        (0.27)         (0.14)         (0.08)         (0.11)         (0.08)
Net realized and unrealized gain (loss)              5.42          13.48           1.54          20.94           6.81
                                               ----------     ----------     ----------     ----------     ----------
Total from investment operations                     5.15          13.34           1.46          20.83           6.73
                                               ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                  --             --             --             --             --
                                               ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                 $    79.79     $    74.64     $    61.30     $    59.84     $    39.01
                                               ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                     6.91%         21.77%          2.42%         53.40%         20.85%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)           $3,486,734     $4,914,821     $1,976,793     $1,929,852     $  557,882
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets        0.54%          0.54%          0.54%          0.57%          0.60%
Ratio of net expenses to average net assets          0.54%          0.54%          0.54%          0.57%          0.60%
Ratio of net investment income (loss) to
   average net assets                               (0.35)%        (0.29)%        (0.13)%        (0.28)%        (0.23)%
Portfolio turnover rate (b)                            21%            28%            27%            17%            33%


FIRST TRUST CAPITAL STRENGTH ETF (FTCS)

                                                                     YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2016           2015           2014           2013           2012
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period           $    38.12     $    38.08     $    33.70     $    25.16     $    21.82
                                               ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         0.58           0.57           0.72           0.45           0.45
Net realized and unrealized gain (loss)              2.67           0.04           4.43           8.54           3.34
                                               ----------     ----------     ----------     ----------     ----------
Total from investment operations                     3.25           0.61           5.15           8.99           3.79
                                               ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                               (0.58)         (0.57)         (0.77)         (0.45)         (0.45)
                                               ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                 $    40.79     $    38.12     $    38.08     $    33.70     $    25.16
                                               ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                     8.57%          1.64%         15.46%         35.90%         17.45%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)           $  320,190     $  165,815     $   85,686     $   65,706     $   32,707
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets        0.64%          0.65%          0.66%          0.76%          0.83%
Ratio of net expenses to average net assets          0.64%          0.65%          0.65%          0.65%          0.65%
Ratio of net investment income (loss) to
   average net assets                                1.55%          1.59%          2.07%          1.59%          1.84%
Portfolio turnover rate (b)                            85%            96%            89%           156%            84%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 56                  See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2016           2015           2014           2013           2012
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period           $    23.86     $    24.13     $    21.36     $    17.29     $    16.01
                                               ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         0.56           0.55           0.58           0.50           0.50
Net realized and unrealized gain (loss)              4.17          (0.26)          2.78           4.06           1.28
                                               ----------     ----------     ----------     ----------     ----------
Total from investment operations                     4.73           0.29           3.36           4.56           1.78
                                               ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                               (0.57)         (0.56)         (0.59)         (0.49)         (0.50)
                                               ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                 $    28.02     $    23.86     $    24.13     $    21.36     $    17.29
                                               ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                    19.94%          1.26%         15.94%         26.57%         11.17%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)           $2,892,982     $1,188,031     $1,089,299     $  796,361     $  508,103
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets        0.73%          0.74%          0.75%          0.76%          0.78%
Ratio of net expenses to average net assets          0.70%          0.70%          0.70%          0.70%          0.70%
Ratio of net investment income (loss) to
   average net assets                                2.31%          2.40%          2.63%          2.57%          3.03%
Portfolio turnover rate (b)                            60%            82%            63%            71%            54%


FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND (FVL)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2016           2015           2014           2013           2012
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period           $    19.71     $    20.41     $    18.44     $    13.27     $    12.37
                                               ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         0.12           0.07           0.11           0.06           0.15
Net realized and unrealized gain (loss)              1.87          (0.71) (c)      1.98           5.17           0.90
                                               ----------     ----------     ----------     ----------     ----------
Total from investment operations                     1.99          (0.64)          2.09           5.23           1.05
                                               ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                               (0.12)         (0.06)         (0.12)         (0.06)         (0.15)
                                               ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                 $    21.58     $    19.71     $    20.41     $    18.44     $    13.27
                                               ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                    10.14%         (3.13)%(c)     11.33%         39.44%          8.53%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)           $   52,643       $ 53,013     $   60,008     $   56,058     $   45,635
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets        0.87%          0.84%          0.84%          0.87%          0.87%
Ratio of net expenses to average net assets          0.70%          0.70%          0.70%          0.70%          0.70%
Ratio of net investment income (loss) to
   average net assets                                0.59%          0.32%          0.57%          0.35%          1.03%
Portfolio turnover rate (b)                           491%           404%           325%           350%           304%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(c) The Fund received a payment from the Advisor in the amount of $95,996 in connection with a trade error, which represents $0.03 per share. Since the Advisor reimbursed the Fund, there was no effect on the Fund's total return.


                        See Notes to Financial Statements                Page 57

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2016


                                1. ORGANIZATION

First Trust Exchange-Traded Fund (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on August 8, 2003, and is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of nineteen exchange-traded funds. This report covers the eight funds listed below:

      First Trust Dow Jones Select MicroCap Index Fund - (NYSE Arca, Inc. ("NYSE
         Arca") ticker "FDM")
      First Trust Morningstar Dividend Leaders Index Fund - (NYSE Arca ticker
         "FDL")
      First Trust US Equity Opportunities ETF - (NYSE Arca ticker "FPX")(1) First Trust NYSE Arca Biotechnology Index Fund - (NYSE Arca ticker "FBT") First Trust Dow Jones Internet Index Fund - (NYSE Arca ticker "FDN")
      First Trust Capital Strength ETF - (The Nasdaq Stock Market LLC ("Nasdaq")
         ticker "FTCS")
      First Trust Value Line(R) Dividend Index Fund - (NYSE Arca ticker "FVD") First Trust Value Line(R) 100 Exchange-Traded Fund - (NYSE Arca ticker
         "FVL")

(1) Effective on December 13, 2016, First Trust US IPO Index Fund changed its name to First Trust US Equity Opportunities ETF. The Fund's ticker symbol was not changed.

Each fund represents a separate series of shares of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities included in a Fund's relevant index. Except when aggregated in Creation Units, each Fund's shares are not redeemable securities. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:

FUND                                                            INDEX
First Trust Dow Jones Select MicroCap Index Fund                Dow Jones Select MicroCap Index(SM)
First Trust Morningstar Dividend Leaders Index Fund             Morningstar(R) Dividend Leaders Index(SM)
First Trust US Equity Opportunities ETF                         IPOX(R)-100 U.S. Index
First Trust NYSE Arca Biotechnology Index Fund                  NYSE Arca Biotechnology Index(SM)
First Trust Dow Jones Internet Index Fund                       Dow Jones Internet Composite Index(SM)
First Trust Capital Strength ETF                                The Capital Strength Index(TM)
First Trust Value Line(R) Dividend Index Fund                   Value Line(R) Dividend Index
First Trust Value Line(R) 100 Exchange-Traded Fund              Value Line(R) 100 Index

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund's NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds'

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2016

investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

      Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Overnight repurchase agreements are valued at amortized cost when it represents the best estimate of fair value.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

In addition, differences between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index could result in a difference between a Fund's performance and the performance of its underlying index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2016

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of December 31, 2016, is included with each Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Distributions received from a Fund's investments in real estate investment trusts ("REITs") may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs' fiscal year end. A Fund records the character of distributions received from REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. OFFSETTING ON THE STATEMENTS OF ASSETS AND LIABILITIES

Offsetting Assets and Liabilities require entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

This disclosure, if applicable, is included within each Fund's Portfolio of Investments under the heading "Offsetting Assets and Liabilities." For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements ("MNAs") or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

D. SECURITIES LENDING

The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.

Under the Funds' Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. ("BBH") acts as the Funds' securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities. Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment of cash collateral. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2016, only FDM, FPX, FBT and FDN have securities in the securities lending program.

In the event of a default by a borrower with respect to any loan, BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, a Fund sustains losses as a result of a borrower's default, BBH will indemnify the Fund by purchasing replacement securities at its own expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2016

E. REPURCHASE AGREEMENTS

Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement ("MRA"). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds' custodian or designated sub-custodians under tri-party repurchase agreements.

MRAs govern transactions between a Fund and select counterparties. The MRAs contain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase agreements.

Repurchase agreements received for lending securities are collateralized by U.S. Treasury securities. The U.S. Treasury securities are held in a joint custody account at BBH on behalf of the Funds participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury securities can either be maintained as part of a Fund's portfolio or sold for cash. A Fund could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Fund is less than the repurchase price and the Fund's costs associated with the delay and enforcement of the MRA.

While the Funds may invest in repurchase agreements, any repurchase agreements held by the Funds during the fiscal year ended December 31, 2016, were received as collateral for lending securities. There were no repurchase agreements held by the Funds as of December 31, 2016.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of each Fund, if any, are declared and paid quarterly or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by each Fund, if any, are distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by each Fund during the fiscal year ended December 31, 2016 was as follows:

                                                                                            Distributions       Distributions
                                                                     Distributions paid          paid                paid
                                                                       from Ordinary         from Capital        from Return
                                                                           Income               Gains             of Capital
                                                                     ------------------    ----------------    ----------------
First Trust Dow Jones Select MicroCap Index Fund                        $     828,593         $     --            $     --
First Trust Morningstar Dividend Leaders Index Fund                        48,261,512               --                  --
First Trust US Equity Opportunities ETF                                     4,684,081               --                  --
First Trust NYSE Arca Biotechnology Index Fund                                     --               --                  --
First Trust Dow Jones Internet Index Fund                                          --               --                  --
First Trust Capital Strength ETF                                            3,539,946               --                  --
First Trust Value Line(R) Dividend Index Fund                              47,522,750               --                  --
First Trust Value Line(R) 100 Exchange-Traded Fund                            303,697               --                  --

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2016

The tax character of distributions paid by each Fund during the fiscal year ended December 31, 2015 was as follows:

                                                                                            Distributions       Distributions
                                                                     Distributions paid          paid                paid
                                                                       from Ordinary         from Capital        from Return
                                                                           Income               Gains             of Capital
                                                                     ------------------    ----------------    ----------------
First Trust Dow Jones Select MicroCap Index Fund                        $     743,446         $     --            $     --
First Trust Morningstar Dividend Leaders Index Fund                        32,145,837               --                  --
First Trust US Equity Opportunities ETF                                     4,530,346               --                  --
First Trust NYSE Arca Biotechnology Index Fund                              3,747,095               --                  --
First Trust Dow Jones Internet Index Fund                                          --               --                  --
First Trust Capital Strength ETF                                            1,868,316               --                  --
First Trust Value Line(R) Dividend Index Fund                              28,470,161               --                  --
First Trust Value Line(R) 100 Exchange-Traded Fund                            184,307               --                  --

As of December 31, 2016, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                                             Accumulated
                                                                       Undistributed         Capital and        Net Unrealized
                                                                          Ordinary              Other            Appreciation
                                                                           Income            Gain (Loss)        (Depreciation)
                                                                     ------------------    ----------------    ----------------
First Trust Dow Jones Select MicroCap Index Fund                        $    13,856           $ (22,325,855)      $  14,039,563
First Trust Morningstar Dividend Leaders Index Fund                          42,718             (47,655,825)        155,710,494
First Trust US Equity Opportunities ETF                                          --             (72,387,342)         54,361,659
First Trust NYSE Arca Biotechnology Index Fund                                   --            (238,809,743)       (201,164,683)
First Trust Dow Jones Internet Index Fund                                        --             (87,729,839)        109,945,182
First Trust Capital Strength ETF                                                 --             (20,129,157)         15,484,436
First Trust Value Line(R) Dividend Index Fund                                    --             (20,084,190)        147,237,425
First Trust Value Line(R) 100 Exchange-Traded Fund                               --             (33,433,529)            208,702

G. INCOME TAXES

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2013, 2014, 2015 and 2016 remain open to federal and state audit. As of December 31, 2016, management has evaluated the application of these standards to the Funds, and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2016, the Funds had pre-enactment and post-enactment net capital losses for federal income tax purposes as shown in the following table. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2016

                                                         Capital      Capital
                                                           Loss        Loss         Post-        Total
                                                        Available    Available   Enactment -    Capital
                                                         Through      Through        No          Loss
                                                           2017        2018      Expiration    Available
                                                        ----------  -----------  -----------  -----------
First Trust Dow Jones Select MicroCap Index Fund        $3,227,616  $ 5,096,533  $14,001,706  $22,325,855
First Trust Morningstar Dividend Leaders Index Fund     16,831,977      473,435   30,350,413   47,655,825
First Trust US Equity Opportunities ETF                  1,127,563       65,058   71,194,721   72,387,342
First Trust NYSE Arca Biotechnology Index Fund           5,787,577    1,039,054  231,983,112  238,809,743
First Trust Dow Jones Internet Index Fund                1,163,966           --   86,565,873   87,729,839
First Trust Capital Strength ETF                        11,336,270    1,367,556    7,425,331   20,129,157
First Trust Value Line(R) Dividend Index Fund           19,646,203      437,987           --   20,084,190
First Trust Value Line(R) 100 Exchange-Traded Fund      29,477,928           --    3,957,526   33,435,454

During the taxable year ended December 31, 2016, the following Funds utilized capital loss carryforwards in the following amounts:

                                                           Pre-Enactment            Post-Enactment
                                                           Capital Loss              Capital Loss
                                                       Carryforward Utilized    Carryforward Utilized
                                                       ---------------------    ---------------------
First Trust Value Line(R) Dividend Index Fund              $    8,033,574           $          --
First Trust Value Line(R) 100 Exchange-Traded Fund                     --               2,718,287

At the taxable year ended December 31, 2016, the following Funds' capital loss carryforwards expired in the following amounts:

                                                           Capital Loss
                                                           Carryforward
                                                              Expired
                                                       ---------------------
First Trust Dow Jones Select MicroCap Index Fund           $      902,807
First Trust Morningstar Dividend Leaders Index Fund            14,962,284
First Trust US Equity Opportunities ETF                         2,682,788
First Trust NYSE Arca Biotechnology Index Fund                  2,061,136
First Trust Dow Jones Internet Index Fund                       6,295,170
First Trust Capital Strength ETF                               11,401,861
First Trust Value Line(R) Dividend Index Fund                   8,806,024
First Trust Value Line(R) 100 Exchange-Traded Fund             47,805,834

In order to present paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income
(loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended December 31, 2016, the adjustments for each Fund were as follows:

                                                                                          Accumulated
                                                                     Accumulated          Net Realized
                                                                    Net Investment        Gain (Loss)             Paid-in
                                                                    Income (Loss)        on Investments           Capital
                                                                    --------------    --------------------    ----------------
First Trust Dow Jones Select MicroCap Index Fund                      $    45,771       $    (2,460,280)        $   2,414,509
First Trust Morningstar Dividend Leaders Index Fund                        19,713           (80,792,579)           80,772,866
First Trust US Equity Opportunities ETF                                 1,263,435           (52,663,782)           51,400,347
First Trust NYSE Arca Biotechnology Index Fund                          2,803,773           291,431,485          (294,235,258)
First Trust Dow Jones Internet Index Fund                              11,698,754          (330,208,919)          318,510,165
First Trust Capital Strength ETF                                           12,629             2,064,727            (2,077,356)
First Trust Value Line(R) Dividend Index Fund                             960,154          (147,401,790)          146,441,636
First Trust Value Line(R) 100 Exchange-Traded Fund                          7,982            45,545,739           (45,553,721)

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2016

H. EXPENSES

Expenses that are directly related to one of the Funds are charged directly to the respective Fund. General expenses of the Trust are allocated to all the Funds based upon the net assets of each Fund.

First Trust has entered into licensing agreements with each of the following "Licensors" for the respective Funds:

FUND                                                    LICENSOR
First Trust Dow Jones Select MicroCap Index Fund        Dow Jones & Company, Inc.
First Trust Morningstar Dividend Leaders Index Fund     Morningstar, Inc.
First Trust US Equity Opportunities ETF                 IPOX(R) Schuster LLC
First Trust NYSE Arca Biotechnology Index Fund          NYSE Euronext
First Trust Dow Jones Internet Index Fund               Dow Jones & Company, Inc.
First Trust Capital Strength ETF                        Nasdaq, Inc.
First Trust Value Line(R) Dividend Index Fund           Value Line Publishing, Inc.(R)
First Trust Value Line(R) 100 Exchange-Traded Fund      Value Line Publishing, Inc.(R)

The respective license agreements allow for the use by First Trust of certain trademarks and trade names of the respective Licensors. The Funds are sub-licensees to the applicable license agreement. The respective Funds are required to pay licensing fees, which are shown on the Statements of Operations.

I. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. The new and amended rules and forms will be effective for the First Trust funds, including the Funds, from reporting periods beginning on and after June 1, 2018. Management is evaluating the new and amended rules and forms to determine the impact to the Funds.

J. NEW ACCOUNTING PRONOUNCEMENT

In December 2016, FASB released Accounting Standards Update ("ASU") 2016-19 that makes technical changes to various sections of the ASC, including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and has not yet determined its impact on the financial statements and disclosures.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

For these services, First Trust is entitled to receive monthly fees from each Fund calculated at the following annual rates:

                                                                  % of Average
                                                                Daily Net Assets
                                                                ----------------
First Trust Dow Jones Select MicroCap Index Fund                     0.50%
First Trust Morningstar Dividend Leaders Index Fund                  0.30%
First Trust US Equity Opportunities ETF                              0.40%
First Trust NYSE Arca Biotechnology Index Fund                       0.40%
First Trust Dow Jones Internet Index Fund                            0.40%
First Trust Capital Strength ETF                                     0.50%
First Trust Value Line(R) Dividend Index Fund                        0.50%
First Trust Value Line(R) 100 Exchange-Traded Fund                   0.50%

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2016

The Trust and First Trust have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement ("Recovery Agreement") in which First Trust has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of each Fund (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, taxes and extraordinary expenses) exceed the below amount as a percentage of average daily net assets per year (the "Expense Cap"). The Expense Cap will be in effect until at least April 30, 2018.


                                                                  Expense Cap
                                                                ----------------
First Trust Dow Jones Select MicroCap Index Fund                     0.60%
First Trust Morningstar Dividend Leaders Index Fund                  0.45%
First Trust US Equity Opportunities ETF                              0.60%
First Trust NYSE Arca Biotechnology Index Fund                       0.60%
First Trust Dow Jones Internet Index Fund                            0.60%
First Trust Capital Strength ETF                                     0.65%
First Trust Value Line(R) Dividend Index Fund                        0.70%
First Trust Value Line(R) 100 Exchange-Traded Fund                   0.70%

Expenses reimbursed and fees waived by First Trust under the Recovery Agreement are subject to recovery by First Trust for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by a Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees waived by First Trust. These amounts are included in "Expenses previously waived or reimbursed" on the Statements of Operations.

The advisory fee waivers and expense reimbursements for the fiscal year ended December 31, 2016 and the fees waived or expenses borne by First Trust subject to recovery from the applicable Fund for the periods indicated were as follows:

                                                                               Fees Waived or Expenses Borne by First Trust
                                                                                           Subject to Recovery
                                                                             ------------------------------------------------
                                                 Advisory                       Year         Year         Year
                                                    Fee         Expense        Ended        Ended        Ended
                                                  Waivers    Reimbursement   12/31/2014   12/31/2015   12/31/2016     Total
                                                 ---------   -------------   ----------   ----------   ----------   ---------
First Trust Dow Jones Select MicroCap
   Index Fund                                    $  76,424   $          --   $   66,284   $   69,191   $   76,424   $ 211,899
First Trust Morningstar Dividend Leaders
   Index Fund                                      390,779              --      273,147      260,965      390,779     924,891
First Trust US Equity Opportunities ETF                 --              --       23,043           --           --      23,043
First Trust NYSE Arca Biotechnology
   Index Fund                                           --              --           --           --           --          --
First Trust Dow Jones Internet
   Index Fund                                           --              --           --           --           --          --
First Trust Capital Strength ETF                        --              --           --           --           --          --
First Trust Value Line(R) Dividend
   Index Fund                                      679,825              --      408,933      464,054      679,825   1,552,812
First Trust Value Line(R) 100 Exchange-Traded
   Fund                                             85,239              --       85,675       83,472       85,239     254,386

During the fiscal year ended December 31, 2016, First Trust recovered fees that were previously waived from First Trust US Equity Opportunities ETF and First Trust Capital Strength ETF of $22,946 and $41,092, respectively.

During the fiscal year ended December 31, 2015, the First Trust Value Line(R) 100 Exchange-Traded Fund received a payment from the Advisor of $95,996 in connection with a trade error.

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2016

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended December 31, 2016, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

                                                                     Purchases           Sales
                                                                  ---------------   ---------------
First Trust Dow Jones Select MicroCap Index Fund                  $    25,923,604   $    25,734,796
First Trust Morningstar Dividend Leaders Index Fund                   738,614,436       735,451,454
First Trust US Equity Opportunities ETF                               250,543,842       251,093,925
First Trust NYSE Arca Biotechnology Index Fund                        487,380,545       487,411,199
First Trust Dow Jones Internet Index Fund                             743,035,189       754,523,771
First Trust Capital Strength ETF                                      194,340,040       193,594,363
First Trust Value Line(R) Dividend Index Fund                       1,206,292,969     1,202,682,884
First Trust Value Line(R) 100 Exchange-Traded Fund                    247,315,901       247,350,239

For the fiscal year ended December 31, 2016, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

                                                                     Purchases           Sales
                                                                  ---------------   ---------------
First Trust Dow Jones Select MicroCap Index Fund                  $    70,268,593   $    19,160,380
First Trust Morningstar Dividend Leaders Index Fund                 1,437,021,693       746,099,477
First Trust US Equity Opportunities ETF                               117,679,576       307,662,875
First Trust NYSE Arca Biotechnology Index Fund                        428,227,573     2,233,312,744
First Trust Dow Jones Internet Index Fund                             912,194,699     2,323,911,829
First Trust Capital Strength ETF                                      220,348,918        81,514,515
First Trust Value Line(R) Dividend Index Fund                       2,387,593,096       981,597,610
First Trust Value Line(R) 100 Exchange-Traded Fund                     26,102,114        30,668,897


                  5. CREATION, REDEMPTION AND TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the daily NAV per Share of each Fund on the transaction date times the number of Shares in a Creation Unit. Authorized Participants purchasing Creation Units must pay to BNYM, as transfer agent, a standard creation transaction fee (the "Creation Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund according to the fee schedule set forth below:

                     Number of Securities            Creation
                      in a Creation Unit          Transaction Fee
                     --------------------         ---------------
                             1-100                    $  500
                           101-499                    $1,000
                         500 or more                  $1,500

The Creation Transaction Fee is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. An additional variable fee of up to three times the Creation Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to transactions effected outside of the clearing process (i.e., through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. The price for each Creation Unit will equal the daily NAV per Share of a Fund on the transaction date times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2016

Authorized Participants redeeming Creation Units must pay to BNYM, as transfer agent, a standard redemption transaction fee (the "Redemption Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund according to the fee schedule set forth below:

                     Number of Securities           Redemption
                      in a Creation Unit          Transaction Fee
                     --------------------         ---------------
                             1-100                    $  500
                           101-499                    $1,000
                         500 or more                  $1,500

The Redemption Transaction Fee is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable fee of up to three times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to redemptions effected outside of the clearing process or to the extent that redemptions are for cash. Each Fund reserves the right to effect redemptions in cash. A shareholder may request cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before April 30, 2018.

                               7. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST EXCHANGE-TRADED FUND:

We have audited the accompanying statements of assets and liabilities of First Trust Dow Jones Select MicroCap Index Fund, First Trust Morningstar Dividend Leaders Index Fund, First Trust US Equity Opportunities ETF (formerly known as First Trust US IPO Index Fund), First Trust NYSE Arca Biotechnology Index Fund, First Trust Dow Jones Internet Index Fund, First Trust Capital Strength ETF, First Trust Value Line(R) Dividend Index Fund and First Trust Value Line(R) 100 Exchange-Traded Fund (collectively, the "Funds"), each a series of the First Trust Exchange-Traded Fund (the "Trust"), including the portfolios of investments, as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016 by correspondence with the Trust's custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds listed above included in the First Trust Exchange-Traded Fund, as of December 31, 2016, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
Chicago, Illinois
February 23, 2017

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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2016 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Funds' website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of each Fund's portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Funds' website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

For the taxable year ended December 31, 2016, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

                                                                          Dividends Received Deduction
                                                                          ----------------------------
First Trust Dow Jones Select MicroCap Index Fund                                     95.29%
First Trust Morningstar Dividend Leaders Index Fund                                 100.00%
First Trust US Equity Opportunities ETF                                             100.00%
First Trust NYSE Arca Biotechnology Index Fund                                           --
First Trust Dow Jones Internet Index Fund                                                --
First Trust Capital Strength ETF                                                    100.00%
First Trust Value Line(R) Dividend Index Fund                                       100.00%
First Trust Value Line(R) 100 Exchange-Traded Fund                                  100.00%

For the taxable year ended December 31, 2016, the following percentages of income dividends paid by the Funds are hereby designated as qualified dividend income:

                                                                            Qualified Dividend Income
                                                                          ----------------------------
First Trust Dow Jones Select MicroCap Index Fund                                    100.00%
First Trust Morningstar Dividend Leaders Index Fund                                 100.00%
First Trust US Equity Opportunities ETF                                             100.00%
First Trust NYSE Arca Biotechnology Index Fund                                           --
First Trust Dow Jones Internet Index Fund                                                --
First Trust Capital Strength ETF                                                    100.00%
First Trust Value Line(R) Dividend Index Fund                                       100.00%
First Trust Value Line(R) 100 Exchange-Traded Fund                                  100.00%

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT HTTP://WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUNDS, PLEASE SEE THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION, AS WELL AS OTHER REGULATORY FILINGS. READ THESE DOCUMENTS CAREFULLY BEFORE YOU INVEST. FIRST TRUST PORTFOLIOS L.P. IS THE DISTRIBUTOR OF THE FIRST TRUST EXCHANGE-TRADED FUND.

The following summarizes some of the risks that should be considered for the Funds.

Each Fund's shares will change in value, and you could lose money by investing in a Fund. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments. Overall stock market values could decline generally or could underperform other investments.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2016 (UNAUDITED)

An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. Investors buying or selling Fund shares on the secondary market may incur brokerage commissions. In addition, investors who sell Fund shares may receive less than the Fund shares' net asset value. Unlike shares of open-end funds, investors are generally not able to purchase exchange-traded fund ("ETF") shares directly from a Fund and individual ETF shares are not redeemable. However, specified large blocks of ETF shares called creation units can be purchased from, or redeemed to, a Fund.

Each Fund is subject to index tracking risk. You should anticipate that the value of Fund shares will decline, more or less, in correlation with any decline in the value of the index that the Fund seeks to track.

Each Fund's return may not match the return of the index it seeks to track for a number of reasons. While First Trust seeks to have a correlation of 0.95 or better, before expenses, between a Fund's performance and the performance of its corresponding index, there can be no assurance that a Fund will be able to achieve such a correlation. Accordingly, each Fund's performance may correlate to a lesser extent and may possibly vary substantially from the performance of its corresponding index.

Each Fund is also exposed to additional market risk due to a policy of investing principally in the securities included in its corresponding index. As a result of such policies, securities held by each Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. As a result, each Fund will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the index the Fund seeks to track.

Each Fund relies on a license from an index provider that permits the Fund to use its corresponding index and associated trade names and trademarks in connection with the name and investment strategies of the Fund. Such licenses may be terminated by the respective index provider and, as a result, each Fund may lose its ability to use such intellectual property. There is also no guarantee that the index provider has all rights to license the respective intellectual property to First Trust, on behalf of the Fund. Accordingly, in the event the license is terminated or the index provider does not have rights to license the particular intellectual property, it may have a significant effect on the operation of the related Fund.

Each Fund is subject to issuer specific changes risk. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Each Fund will be concentrated in the securities of companies of a given industry if the Fund's corresponding index is concentrated in such industry. A concentration makes a Fund more susceptible to any single occurrence affecting the related industry and may subject a Fund to greater market risk than less concentrated funds.

With the exception of First Trust Capital Strength ETF, First Trust Dow Jones Select MicroCap Index Fund, First Trust Value Line(R) Dividend Index Fund and First Trust Value Line(R) 100 Exchange-Traded Fund, each Fund is considered to be non-diversified. As a result, those Funds are exposed to additional market risk. A non-diversified fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, changes in the market value of a single portfolio security could cause greater fluctuations in share price than would occur in a diversified fund. Furthermore, non-diversified funds are more susceptible to any single political, regulatory or economic occurrence.

The Funds are not actively managed. The Funds may be affected by a general decline in certain market segments relating to their corresponding index. The Funds invest in securities included in or representative of their corresponding index regardless of their investment merit. The Funds generally will not attempt to take defensive positions in declining markets.

The First Trust Dow Jones Select MicroCap Index Fund invests in micro-capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, may be less liquid, and may experience greater price volatility than larger, more established companies.

The First Trust Dow Jones Internet Index Fund invests in stocks of companies in the technology sector. You should be aware that an investment in a portfolio which invests in a particular sector involves additional risks, including limited diversification. The companies engaged in the technology sector are subject to fierce competition and high research and development costs, and their products and services may be subject to rapid obsolescence.

The First Trust NYSE Arca Biotechnology Index Fund is concentrated in stocks of companies in the biotechnology sector.

You should be aware that an investment in a portfolio which is concentrated in a particular sector involves additional risks, including limited diversification. The companies engaged in the biotechnology sector are subject to fierce competition, substantial research and development costs, governmental regulations and pricing constraints, and their products and services may be subject to rapid obsolescence.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2016 (UNAUDITED)

The First Trust NYSE Arca Biotechnology Index Fund invests in the securities of companies in the health care sector. Because companies in the health care sector are involved in medical services or health care including biotechnology research and production, drugs and pharmaceuticals and health care facilities and services, general problems of these companies include extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulations.

The First Trust US Equity Opportunities ETF invests in companies that have recently conducted an initial public offering. The stocks of such companies are often subject to extreme price volatility and speculative trading.

The First Trust Dow Jones Select Micro Cap Index Fund and First Trust Capital Strength ETF invest in securities of companies in the financials sector. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business. Although recently enacted legislation repealed most of the barriers which separated the banking, insurance and securities industries, these industries are still extensively regulated at both the federal and state level and may be adversely affected by increased regulations. The downturn in the U.S. and world economies has adversely affected banks, thrifts and other companies in the financials sector.

The First Trust Dow Jones Internet Index Fund, First Trust US Equity Opportunities ETF and First Trust Value Line(R) 100 Exchange-Traded Fund invest in securities of companies in the information technology industry. Information technology companies are generally subject to the risks of rapidly changing technologies; short product life cycles; fierce competition; and aggressive pricing and reduced profit margins.

The First Trust Dow Jones Internet Index Fund invests in the securities of Internet companies. Internet companies are subject to rapid changes in technology, worldwide competition, rapid obsolescence of products and services, loss of patent protections, cyclical market patterns, evolving industry standards and frequent new product introductions. The Fund's investment in Internet companies may also be subject to the risk of owning small capitalization companies that have recently begun operations.

The First Trust US Equity Opportunities ETF First Trust Value Line(R) 100 Exchange-Traded Fund and First Trust Dow Jones Internet Index Fund invest in the securities of companies in the consumer discretionary sector. Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.

The First Trust Capital Strength ETF and First Trust Value Line(R) 100 Exchange-Traded Fund invest in the securities of companies in the industrials sector. General risks of these companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

The First Trust Capital Strength ETF invests in the securities of companies in the consumer staples sector. Consumer staples companies provide products directly to the consumer that are typically considered non-discretionary items based on consumer purchasing habits. The success of these companies is affected by a variety of factors, such as government regulations, which may affect the permissibility of using various food additives and the production methods of companies that manufacture food products.

The First Trust Morningstar Dividend Leaders Index Fund and First Trust Value Line(R) Dividend Index Fund invest in the securities of utilities companies. Utilities companies are subject to the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market's ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for utilities. Utilities issuers have been experiencing certain of these problems to varying degrees.

With the exception of First Trust Capital Strength ETF and First Trust Dow Jones Select MicroCap Index Fund, the Funds may invest in small capitalization and mid-capitalization companies. Such companies' securities may be less liquid and may experience greater price volatility than securities of larger, more established companies.

Because a Fund's corresponding index may include American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs") and/or stocks of non-U.S. companies, the investments of certain Funds, including but not limited to, the First Trust Value Line(R) 100 Exchange-Traded Fund, involves risks of investing in non-U.S. securities that are in addition to the risk associated with domestic

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2016 (UNAUDITED)

securities. Non-U.S. companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, non-U.S. accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. In addition, non-U.S. companies are exposed to additional economic, political, social or diplomatic events. ADRs and ADSs also involve substantially identical risks to those associated with investments in non-U.S. securities. In addition, the issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

          NOT FDIC INSURED      NOT BANK GUARANTEED      MAY LOSE VALUE

                                  REMUNERATION

First Trust Advisors L.P. ("First Trust") is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of the First Trust Exchange-Traded Funds it manages (the "Funds") in the United Kingdom in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the "Directive"). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust's interpretation of currently available regulatory guidance on remuneration disclosures.

During the year ended December 31, 2016, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Funds is $5,672,759. This figure is comprised of $239,218 paid (or to be paid) in fixed compensation and $5,433,541 paid (or to be paid) in variable compensation. There were a total of 13 beneficiaries of the remuneration described above. Those amounts include $3,984,992 paid (or to be paid) to senior management of First Trust Advisors L.P. and $1,687,767 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Funds (collectively, "Code Staff").

Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust's remuneration policy (the "Remuneration Policy") which is determined and implemented by First Trust's senior management. The Remuneration Policy reflects First Trust's ethos of good governance and encapsulates the following principal objectives:

      i. to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;

      ii. to promote sound and effective risk management consistent with the risk profiles of the Funds managed by First Trust; and

      iii. to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the Funds managed by First Trust in a manner that avoids conflicts of interest.

First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.

First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Funds.

The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.

No individual is involved in setting his or her own remuneration.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2016 (UNAUDITED)

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                  NUMBER OF             OTHER
                                                                                                PORTFOLIOS IN      TRUSTEESHIPS OR
                                 TERM OF OFFICE                                                THE FIRST TRUST      DIRECTORSHIPS
       NAME, ADDRESS,            AND YEAR FIRST                                                  FUND COMPLEX      HELD BY TRUSTEE
      DATE OF BIRTH AND            ELECTED OR                PRINCIPAL OCCUPATIONS               OVERSEEN BY         DURING PAST
   POSITION WITH THE TRUST          APPOINTED                 DURING PAST 5 YEARS                  TRUSTEE             5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o Indefinite Term   Physician, Officer, Wheaton Orthopedics;         138          None
c/o First Trust Advisors L.P.                       Limited Partner, Gundersen Real Estate
120 E. Liberty Drive,           o Since Inception   Limited Partnership (June 1992 to
  Suite 400                                         December 2016); Member, Sportsmed LLC
Wheaton, IL 60187                                   (April 2007 to November 2015)
D.O.B.: 04/51


Thomas R. Kadlec, Trustee       o Indefinite Term   President, ADM Investor Services, Inc.           138          Director of ADM
c/o First Trust Advisors L.P.                       (Futures Commission Merchant)                                 Investor Services,
120 E. Liberty Drive,           o Since Inception                                                                 Inc., ADM
  Suite 400                                                                                                       Investor Services
Wheaton, IL 60187                                                                                                 International and
D.O.B.: 11/57                                                                                                     Futures Industry
                                                                                                                  Association

Robert F. Keith, Trustee        o Indefinite Term   President, Hibs Enterprises (Financial           138          Director of Trust
c/o First Trust Advisors L.P.                       and Management Consulting)                                    Company of
120 E. Liberty Drive,           o Since Inception                                                                 Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee        o Indefinite Term   Managing Director and Chief Operating            138          Director of
c/o First Trust Advisors L.P.                       Officer (January 2015 to Present),                            Covenant
120 E. Liberty Drive,           o Since Inception   Pelita Harapan Educational Foundation                         Transport Inc.
  Suite 400                                         (Educational Products and Services);                          (May 2003 to
                                                    President and Chief Executive Officer                         May 2014)
Wheaton, IL 60187                                   (June 2012 to September 2014), Servant
D.O.B.: 03/54                                       Interactive LLC (Educational Products
                                                    and Services); President and Chief
                                                    Executive Officer (June 2012 to September
                                                    2014), Dew Learning LLC (Educational
                                                    Products and Services); President (June
                                                    2002 to June 2012), Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,     o Indefinite Term   Chief Executive Officer, First Trust             138          None
Chairman of the Board                               Advisors L.P. and First Trust
120 E. Liberty Drive,           o Since Inception   Portfolios L.P.; Chairman of the
  Suite 400                                         Board of Directors, BondWave LLC
Wheaton, IL 60187                                   (Software Development Company)
D.O.B.: 09/55                                       and Stonebridge Advisors LLC
                                                    (Investment Advisor)

-----------------------------
(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS  (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2016 (UNAUDITED)

                               POSITION AND             TERM OF OFFICE
    NAME, ADDRESS                OFFICES                AND LENGTH OF                        PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH             WITH TRUST                 SERVICE                            DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas          President and Chief          o Indefinite Term      Managing Director and Chief Financial Executive
120 E. Liberty Drive,   Executive Officer                                   Officer (January 2016 to Present), Controller (January
  Suite 400                                          o Since January 2016   2011 to January 2016), Senior Vice President (April
Wheaton, IL 60187                                                           2007 to January 2016), First Trust Advisors L.P. and
D.O.B: 01/66                                                                First Trust Portfolios L.P.; Chief Financial Officer,
                                                                            (January 2016 to Present) BondWave LLC (Software
                                                                            Development Company) and Stonebridge Advisors
                                                                            LLC (Investment Advisor)

Donald P. Swade         Treasurer, Chief Financial   o Indefinite Term      Senior Vice President (July 2016 to Present), Vice
120 E. Liberty Drive,   Officer and Chief                                   President (April 2012 to July 2016), First Trust
  Suite 400             Accounting Officer           o Since January 2016   Advisors L.P. and First Trust Portfolios L.P.; Vice
Wheaton, IL 60187                                                           President (September 2006 to April 2012), Guggenheim
D.O.B.: 08/72                                                               Funds Investment Advisors, LLC and Claymore
                                                                            Securities, Inc.

W. Scott Jardine        Secretary and Chief          o Indefinite Term      General Counsel, First Trust Advisors L.P. and First
120 E. Liberty Drive,   Legal Officer                                       Trust Portfolios L.P.; Secretary and General Counsel,
  Suite 400                                          o Since Inception      BondWave LLC; Secretary Stonebridge
Wheaton, IL 60187                                                           Advisors LLC
D.O.B.: 05/60


Daniel J. Lindquist     Vice President               o Indefinite Term      Managing Director (July 2012 to Present), Senior
120 E. Liberty Drive,                                                       Vice President (September 2005 to July 2012),
  Suite 400                                          o Since Inception      First Trust Advisors L.P. and First Trust Portfolios
Wheaton, IL 60187                                                           L.P.
D.O.B.: 02/70


Kristi A. Maher         Chief Compliance Officer     o Indefinite Term      Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,   and Assistant Secretary                             and First Trust Portfolios L.P.
  Suite 400                                          o Since Inception
Wheaton, IL 60187
D.O.B.: 12/66


Roger F. Testin         Vice President               o Indefinite Term      Senior Vice President, First Trust Advisors L.P.
120 E. Liberty Drive,                                                       and First Trust Portfolios L.P.
  Suite 400                                          o Since Inception
Wheaton, IL 60187
D.O.B.: 06/66


Stan Ueland             Vice President               o Indefinite Term      Senior Vice President (September 2012 to Present),
120 E. Liberty Drive,                                                       Vice President (August 2005 to September 2012), First
  Suite 400                                          o Since Inception      Trust Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 11/70

-----------------------------
(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2016 (UNAUDITED)


PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, we restrict access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).


March 2016

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


FIRST TRUST

First Trust Exchange-Traded Fund

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL  60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

FIRST TRUST

First Trust Exchange-Traded Fund
Book 2

First Trust NASDAQ-100 Equal Weighted Index Fund (QQEW)
First Trust NASDAQ-100-Technology Sector Index Fund (QTEC)
First Trust NASDAQ-100 Ex-Technology Sector Index Fund (QQXT)
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund (QCLN) First Trust S&P REIT Index Fund (FRI)
First Trust Water ETF (FIW)
(formerly known as First Trust ISE Water Index Fund)
First Trust Natural Gas ETF (FCG)
(formerly known as First Trust ISE-Revere Natural Gas Index Fund)
First Trust Chindia ETF (FNI)
(formerly known as First Trust ISE Chindia Index Fund)
First Trust NASDAQ(R) ABA Community Bank Index Fund (QABA)


Annual Report
December 31, 2016

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                                 ANNUAL REPORT
                               DECEMBER 31, 2016

Shareholder Letter...........................................................  2
Market Overview..............................................................  3
Fund Performance Overview
   First Trust NASDAQ-100 Equal Weighted Index Fund (QQEW)...................  4
   First Trust NASDAQ-100-Technology Sector Index Fund (QTEC)................  6
   First Trust NASDAQ-100 Ex-Technology Sector Index Fund (QQXT).............  8
   First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund (QCLN)........ 10
   First Trust S&P REIT Index Fund (FRI)..................................... 12
   First Trust Water ETF (FIW)............................................... 14
   First Trust Natural Gas ETF (FCG)......................................... 16
   First Trust Chindia ETF (FNI)............................................. 18
   First Trust NASDAQ(R) ABA Community Bank Index Fund (QABA)................ 20
Notes to Fund Performance Overview........................................... 22
Understanding Your Fund Expenses............................................. 23
Portfolio of Investments
   First Trust NASDAQ-100 Equal Weighted Index Fund (QQEW)................... 25
   First Trust NASDAQ-100-Technology Sector Index Fund (QTEC)................ 28
   First Trust NASDAQ-100 Ex-Technology Sector Index Fund (QQXT)............. 29
   First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund (QCLN)........ 32
   First Trust S&P REIT Index Fund (FRI)..................................... 34
   First Trust Water ETF (FIW)............................................... 37
   First Trust Natural Gas ETF (FCG)......................................... 39
   First Trust Chindia ETF (FNI)............................................. 41
   First Trust NASDAQ(R) ABA Community Bank Index Fund (QABA)................ 44
Statements of Assets and Liabilities......................................... 48
Statements of Operations..................................................... 50
Statements of Changes in Net Assets.......................................... 52
Financial Highlights......................................................... 56
Notes to Financial Statements................................................ 61
Report of Independent Registered Public Accounting Firm...................... 71
Additional Information....................................................... 72
Board of Trustees and Officers............................................... 77
Privacy Policy............................................................... 79


                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund's portfolio and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

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SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                               DECEMBER 31, 2016

Dear Shareholders:

Now that 2016 is over, many will remember some of the historic events that occurred during the year: from the Brexit vote in the UK to leave the European Union, to the results of the U.S. Presidential Election which seemed unlikely at the beginning of the year, to the first World Series Championship for the Chicago Cubs in 108 years!

First Trust Advisors L.P. ("First Trust") is pleased to provide you with this annual report which contains detailed information about your investment for the 12 months ended December 31, 2016, including a market overview and a performance analysis for the period. Additionally, First Trust has compiled the Funds' financial statements for you to review. We encourage you to read this report and discuss it with your financial advisor.

On November 8, Donald J. Trump was elected to become the 45th president in our country's history. While no one has a crystal ball and the ability to predict how his presidency will shape the United States (and the world), there is no doubt that his populist message resonated for many Americans. And his message of improving lives for the "average" American, while reducing the size and scope of the federal government, also won him millions of votes. Many of his supporters believe that with his background in business, President Trump will make policy changes that will continue to grow the economy and spur stock markets even higher. Many analysts predicted the Dow Jones Industrial Average would hit a new benchmark, 20,000, in the first days of the New Year. As with all change and a new administration, only time will tell.

As of December 31, 2016, the S&P 500(R) Index was up 11.96% calendar year-to-date, on a total return basis, as measured by Bloomberg. The current bull market (measuring from March 9, 2009 through December 31, 2016) is the second longest in history. We remain bullish on the economy, but continue to have a long-term perspective. We believe investors should think long-term as well, since no one can predict volatility and the inevitable ups and downs that occur in the market.

Thank you for your investment in First Trust Exchange-Traded Fund and for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue our relentless focus on bringing the types of investments that we believe could help you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
MARKET OVERVIEW
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                                 ANNUAL REPORT
                               DECEMBER 31, 2016

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF MARKET STRATEGIST
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has over 25 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE ECONOMY/INVESTING

For the second consecutive year, at its December Federal Open Market Committee meeting, the Federal Reserve (the "Fed") initiated a 25 basis point increase to the federal funds target rate trading range, which now stands at 0.50% to 0.75%. The Fed commented in December that inflation expectations have increased "considerably" and noted that the labor market is tightening, according to Bloomberg. The Fed is forecasting three quarter-point increases in 2017. For the 30-year period ended December 31, 2016, the federal funds target rate (upper bound) averaged 3.54%, according to Bloomberg.

Consumer confidence levels continued to rise in 2016. The Conference Board's Consumer Confidence Index reading stood at 113.70 in December, up from 96.30 in December 2015, according to Bloomberg. The index reached as low as 25.30 in February 2009, just prior to the end of the last bear market in stocks in March 2009. While confidence levels are higher than at any point since 2001, the index has room to run. The highest reading so far in this millennium was 144.71, set in January 2000. Confidence levels have been bolstered by gains in the labor force, in our opinion. U.S. nonfarm payrolls expanded by an average of 180,000 per month in 2016, above the 159,000 per month average posted so far in the current economic recovery (July 2009-December 2016), according to data from the Bureau of Labor Statistics.

ETFGI, an industry research group, reported that total assets invested in exchange-traded funds ("ETFs") and other exchange-traded products ("ETPs") reached a record high of $3.55 trillion globally in 2016, according to its own release. Total assets invested in U.S. ETFs/ETPs reached a record high $2.59 trillion in 2016.

U.S. STOCKS AND BONDS

In 2016, three of the major U.S. stock indices posted double-digit returns. The S&P 500(R) Index, S&P MidCap 400(R) Index and S&P SmallCap 600(R) Index posted total returns of 11.96%, 20.74%, and 26.56%, respectively, according to Bloomberg. Ten of the 11 major S&P 500(R) Index sectors (Real Estate was added in September 2016) posted positive total returns. The top-performing sectors were Energy, Telecommunication Services and Financials, up 27.36%, 23.49% and 22.75%, respectively, on a total return basis. The only sector that posted a loss was Health Care, down 2.69%. Health Care stocks, particularly the drug makers, came under increased scrutiny during the election cycle from some of the political candidates, including Hillary Clinton. It is not unusual for candidates to use rising prescription drug prices as a wedge issue in an effort to garner votes, in our opinion.

The S&P 500(R) Index closed 1.45% below its all-time closing high (2,271.72 on December 13, 2016) on December 31, 2016, according to Bloomberg. The consensus estimated earnings growth rates for 2017 for the S&P 500(R) Index, S&P MidCap 400(R) Index and S&P SmallCap 600(R) Index were 12.02%, 11.49% and 17.64%, respectively, as of December 31, 2016 according to Bloomberg. The consensus estimated earnings growth rates for 2018 for the S&P 500(R) Index, S&P MidCap 400(R) Index and S&P SmallCap 600(R) Index were 11.20%, 12.00% and 15.95%, respectively. We are encouraged by level of those earnings growth rate estimates at this stage of the bull market.

In the U.S. bond market, the top-performing major debt group was high yield corporate bonds. The Bloomberg Barclays U.S. Corporate High Yield Index posted a total return of 17.13%. The worst-performing debt group that we track was municipal bonds, though the group still generated a positive return. The Bloomberg Barclays Municipal Bond: Long Bond (22+) Index posted a total return of 0.88%. The yield on the benchmark 10-Year Treasury note (T-note) increased by 18 basis points in 2016, from 2.27% on December 31, 2015 to 2.45% on December 31, 2016. A yield of 2.45% is low by historical standards. For the 30-year period ended December 31, 2016, the average yield on the 10-year T-note was 5.11%, according to Bloomberg.

FOREIGN STOCKS AND BONDS

The U.S. dollar appreciated by 3.63% against a basket of major currencies in 2016, as measured by the U.S. Dollar Index. With respect to U.S. investors, a stronger U.S. dollar can negatively impact returns on foreign securities.

The Bloomberg Barclays EM Hard Currency Aggregate Index of emerging markets debt posted a total return of 9.00% in U.S. dollar ("USD") terms, while the Bloomberg Barclays Global Aggregate Index of higher quality debt rose 2.09% (USD) for the same period. The MSCI Emerging Markets Index of stocks posted a total return of 11.19% (USD), while the MSCI World Index (excluding the U.S.) posted a total return of 2.75% (USD).

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FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND (QQEW)

The First Trust NASDAQ-100 Equal Weighted Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ-100 Equal Weighted Index(SM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is the equal-weighted version of the NASDAQ-100 Index(R), which includes 100 of the largest non-financial securities listed on The Nasdaq Stock Market LLC ("Nasdaq") based on market capitalization. The Index contains the same securities as the NASDAQ-100 Index(R), but each of the securities is initially set at a weight of 1.00% of the Index which is rebalanced quarterly. The Fund's shares are listed for trading on the Nasdaq. The first day of secondary market trading in shares of the Fund was April 25, 2006.

------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------
                                                            AVERAGE ANNUAL TOTAL RETURNS         CUMULATIVE TOTAL RETURNS
                                               1 Year     5 Years    10 Years    Inception    5 Years    10 Years   Inception
                                                Ended      Ended       Ended     (4/19/06)     Ended       Ended    (4/19/06)
                                              12/31/16   12/31/16    12/31/16   to 12/31/16  12/31/16    12/31/16  to 12/31/16

FUND PERFORMANCE
NAV                                             7.02%     15.94%      9.25%        8.68%     109.48%      142.31%    143.77%
Market Value                                    7.09%     15.96%      9.27%        8.69%     109.66%      142.66%    143.87%

INDEX PERFORMANCE
NASDAQ-100 Equal Weighted Index(SM)             7.65%     16.66%      9.95%        9.36%     116.06%      158.09%    160.59%
S&P 500(R) Index                               11.96%     14.66%      6.95%        7.41%      98.18%       95.72%    114.81%
NASDAQ-100 Index(R)                             7.27%     17.90%     11.82%       11.18%     127.80%      205.58%    210.71%
---------------------------------------------------------------------------------- ------------ --------------------------------

(See Notes to Fund Performance Overview on page 22.)


PERFORMANCE REVIEW

The Fund generated a net asset value ("NAV") return of 7.02% during the 12-month period covered by this report. During the same period, the NASDAQ-100 Index(R) ("benchmark") generated a return of 7.27%. The Fund generated 10.2% of its performance from Information Technology securities, which were given an average weighting of 41.7% and had a 25.4% return, making this sector the highest weighted and top performing sector within the Fund. Within this sector, NVIDIA Corp. notably had a 226.9% return over the period, contributing 1.5% to the Fund's return. The Health Care sector was the worst performing sector in the Fund with a -22.5% return and was the third highest allocated sector in the Fund over the period at 16.0%. These two factors led to a contribution of -4.3% to the Fund's return. On a relative basis, the Fund underperformed the benchmark. The primary source of the Fund's underperformance was the Fund's holdings in the Consumer Discretionary sector. Due to the Fund's -6.4% lower return than the benchmark in this sector, -1.2% of underperformance was created. In particular, the Fund had a -14.0% lower return than the benchmark within the Internet & Direct Marketing Retail industry, where the benchmark held well performing names such as Amazon.com, Inc. at a higher weighting as the benchmark is not equally weighted. The Information Technology sector reversed 3.3% of underperformance as the Fund outperformed the benchmark by 11.4% within this sector.

-----------------------------
Nasdaq(R), Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq-100 Equal Weighted Index(SM) are trademarks of Nasdaq, Inc. (which with its affiliates is referred to as the Corporations) and are licensed for use by First Trust on behalf of the Fund. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND (QQEW) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                        41.38%
Consumer Discretionary                        26.75
Health Care                                   17.87
Industrials                                    5.96
Consumer Staples                               5.02
Telecommunication Services                     3.02
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Micron Technology, Inc.                        1.09%
NVIDIA Corp.                                   1.07
Tesla Motors, Inc.                             1.07
Xilinx, Inc.                                   1.04
Alexion Pharmaceuticals, Inc.                  1.03
Automatic Data Processing, Inc.                1.03
SBA Communications Corp., Class A              1.03
Lam Research Corp.                             1.02
Western Digital Corp.                          1.02
NetEase, Inc., ADR                             1.02
                                             -------
    Total                                     10.42%
                                             =======

                         PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                            DECEMBER 31, 2006 - DECEMBER 31, 2016

               First Trust
             NASDAQ-100 Equal         NASDAQ-100 Equal         S&P 500(R)          NASDAQ-100
           Weighted Index Fund       Weighted Index(SM)           Index             Index(R)
12/06            $10,000                  $10,000                $10,000            $10,000
06/07             10,984                   11,010                 10,696             11,032
12/07             10,974                   11,035                 10,550             11,924
06/08              9,615                    9,691                  9,292             10,531
12/08              6,150                    6,231                  6,647              6,967
06/09              7,607                    7,727                  6,857              8,528
12/09              9,811                   10,002                  8,405             10,773
06/10              9,258                    9,468                  7,846             10,108
12/10             11,896                   12,201                  9,672             12,943
06/11             12,789                   13,159                 10,253             13,620
12/11             11,565                   11,946                  9,875             13,417
06/12             12,627                   13,075                 10,812             15,487
12/12             13,284                   13,792                 11,455             15,876
06/13             15,356                   16,015                 13,038             17,478
12/13             18,590                   19,445                 15,164             21,741
06/14             20,073                   21,061                 16,247             23,452
12/14             22,147                   23,302                 17,241             25,961
06/15             22,672                   23,924                 17,453             27,108
12/15             22,640                   23,974                 17,479             28,493
06/16             21,988                   23,343                 18,150             27,590
12/16             24,231                   25,809                 19,572             30,558

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2012 through December 31, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/12 - 12/31/12             157              0             0             0
01/01/13 - 12/31/13             203              0             0             0
01/01/14 - 12/31/14             161              3             0             0
01/01/15 - 12/31/15             126              1             0             0
01/01/16 - 12/31/16             107              0             0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/12 - 12/31/12              92              1             0             0
01/01/13 - 12/31/13              49              0             0             0
01/01/14 - 12/31/14              87              1             0             0
01/01/15 - 12/31/15             122              3             0             0
01/01/16 - 12/31/16             145              0             0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX FUND (QTEC)

The First Trust NASDAQ-100-Technology Sector Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ-100 Technology Sector IndexSM (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is an equal-weighted index based on the securities of the NASDAQ-100 Index(R) that are classified as "technology" according to the Industry Classification Benchmark classification system. The NASDAQ-100 Index(R) includes 100 of the largest domestic and international non-financial companies listed on the Nasdaq based on market capitalization. The NASDAQ-100 Index(R) is rebalanced four times annually in March, June, September and December. The Fund's shares are listed for trading on the Nasdaq. The first day of secondary market trading in shares of the Fund was April 25, 2006.

------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------
                                                            AVERAGE ANNUAL TOTAL RETURNS         CUMULATIVE TOTAL RETURNS
                                               1 Year     5 Years    10 Years    Inception    5 Years    10 Years   Inception
                                                Ended      Ended       Ended     (4/19/06)     Ended       Ended    (4/19/06)
                                              12/31/16   12/31/16    12/31/16   to 12/31/16  12/31/16    12/31/16  to 12/31/16

FUND PERFORMANCE
NAV                                            25.27%     18.14%     10.86%       10.10%     130.10%      180.34%    179.92%
Market Value                                   25.31%     18.16%     10.88%       10.10%     130.37%      180.83%    180.13%

INDEX PERFORMANCE
NASDAQ-100 Technology Sector Index(SM)         26.18%     18.90%     11.57%       10.80%     137.64%      198.99%    199.60%
S&P 500(R) Index                               11.96%     14.66%      6.95%        7.41%      98.18%       95.72%    114.81%
S&P 500 Information Technology Index           13.85%     16.39%      9.93%        9.55%     113.61%      157.81%    165.43%
------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)


PERFORMANCE REVIEW

The Fund generated a NAV return of 25.27% during the 12-month period covered by this report. During the same period, the S&P 500 Information Technology Index ("benchmark") generated a return of 13.85%. The majority of the Fund was comprised of Semiconductors & Semiconductor Equipment securities at 40.8%. This industry returned 42.0%, leading to a contribution to the Fund's return of 15.9%. Within the Semiconductors & Semiconductor Equipment industry, NVIDIA Corp. notably had a 226.9% return over the period, contributing 0.7% to the Fund's return. The Health Care Technology industry was represented in the Fund solely by Cerner Corp., and although it was only given a 2.8% allocation, it contributed -0.6% to the Fund's performance as the industry had a -21.3% return. On a relative basis, the Fund outperformed the benchmark. The majority of the relative outperformance is attributable to the Semiconductors & Semiconductor Equipment industry, where the Fund over allocated the benchmark by 26.5% and outperformed by 9.7%. The performance difference in this industry is due to the benchmark holding First Solar, Inc., which had a -51.3% return. The Fund did not have any allocation to this security. The Health Care Technology industry reversed close to 1.0% of outperformance as the Fund did not hold the prior mentioned Cerner Corp., which returned -21.3% over the period.

-----------------------------
Nasdaq(R), Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq-100 Technology Sector Index(SM) are trademarks of Nasdaq, Inc. (which with its affiliates is referred to as the Corporations) and are licensed for use by First Trust on behalf of the Fund. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX FUND (QTEC) (CONTINUED)

-----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION (1)            LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                        97.23%
Health Care                                    2.77
                                             -------
   Total                                     100.00%
                                             =======

(1) The above sector classification is based on Standard & Poor's Global Industry Classification Standard ("GICS"), and is different than the industry sector classification system used by the Index to select securities, which is the Industry Classification Benchmark ("ICB") system, the joint classification system of Dow Jones Indexes and FTSE Group.

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Micron Technology, Inc.                        3.10%
NVIDIA Corp.                                   3.05
Xilinx, Inc.                                   2.96
Lam Research Corp.                             2.90
Western Digital Corp.                          2.90
NetEase, Inc., ADR                             2.90
NXP Semiconductors N.V.                        2.89
Analog Devices, Inc.                           2.89
KLA-Tencor Corp.                               2.88
Yahoo!, Inc.                                   2.87
                                             -------
   Total                                      29.34%
                                             =======

                            PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                               DECEMBER 31, 2006 - DECEMBER 31, 2016

               First Trust
               NASDAQ-100-              NASDAQ-100
            Technology Sector       Technology Sector        S&P 500 Information        S&P 500(R)
               Index Fund               Index(SM)             Technology Index            Index
12/06            $10,000                 $10,000                  $10,000                 $10,000
06/07             10,941                  10,967                   10,932                  10,696
12/07             10,766                  10,825                   11,631                  10,550
06/08              9,769                   9,852                   10,110                   9,292
12/08              5,893                   5,971                    6,613                   6,647
06/09              7,901                   8,032                    8,257                   6,857
12/09             10,602                  10,817                   10,693                   8,405
06/10              9,796                  10,022                    9,563                   7,846
12/10             12,926                  13,268                   11,784                   9,672
06/11             13,026                  13,410                   12,027                  10,253
12/11             12,183                  12,583                   12,069                   9,875
06/12             12,739                  13,198                   13,679                  10,812
12/12             13,161                  13,677                   13,858                  11,455
06/13             14,703                  15,329                   14,738                  13,038
12/13             18,177                  19,013                   17,798                  15,164
06/14             20,562                  21,576                   19,389                  16,247
12/14             22,690                  23,887                   21,378                  17,241
06/15             22,130                  23,361                   21,540                  17,453
12/15             22,378                  23,697                   22,645                  17,479
06/16             23,034                  24,479                   22,573                  18,150
12/16             28,034                  29,899                   25,781                  19,571

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2012 through December 31, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/12 - 12/31/12             132              0             0             0
01/01/13 - 12/31/13             170              0             0             0
01/01/14 - 12/31/14             171              4             0             0
01/01/15 - 12/31/15             164              2             0             0
01/01/16 - 12/31/16             147              0             0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/12 - 12/31/12             117              1             0             0
01/01/13 - 12/31/13              81              1             0             0
01/01/14 - 12/31/14              76              1             0             0
01/01/15 - 12/31/15              85              1             0             0
01/01/16 - 12/31/16             105              0             0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND (QQXT)

The First Trust NASDAQ-100 Ex-Technology Sector Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ-100 Ex-Tech Sector IndexSM (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index contains securities of the NASDAQ-100 Index(R) that are not classified as "technology" according to the Industry Classification Benchmark classification system and, as a result, is a subset of the NASDAQ-100 Index(R). The NASDAQ-100 Index(R) includes 100 of the largest domestic and international non-financial companies listed on the Nasdaq based on market capitalization. The Index is equally-weighted and is rebalanced four times annually in March, June, September and December. The Fund's shares are listed for trading on the Nasdaq. The first day of secondary market trading in shares of the Fund was February 15, 2007.

------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------
                                                                                AVERAGE ANNUAL              CUMULATIVE
                                                                                 TOTAL RETURNS             TOTAL RETURNS
                                                              1 Year       5 Years      Inception      5 Years     Inception
                                                               Ended        Ended       (2/8/07)        Ended       (2/8/07)
                                                             12/31/16     12/31/16     to 12/31/16    12/31/16     to 12/31/16

FUND PERFORMANCE
NAV                                                           -2.13%       14.98%         7.90%        100.95%       112.18%
Market Value                                                  -2.04%       14.98%         7.89%        100.95%       112.07%

INDEX PERFORMANCE
NASDAQ-100 Ex-Tech Sector Index(SM)                           -1.66%       15.67%         8.57%        107.05%       125.66%
Russell 1000(R) Index                                         12.05%       14.69%         6.86%         98.44%        92.71%
------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)


PERFORMANCE REVIEW

The Fund generated a NAV return of -2.13% during the 12-month period covered by this report. During the same period, the Russell 1000(R) Index ("benchmark") generated a return of 12.05%. Over the period, it was the Fund's holdings in the Information Technology sector that contributed the most to the Fund's return. This attribution uses classifications according to GICS and not ICB. GICS classifies certain securities as Information Technology that ICB would not classify as Technology. The Information Technology sector was given a 10.9% allocation over the period, had a 13.8% return, and a 1.6% contribution. The majority of the Fund's holdings were comprised of Consumer Discretionary holdings at a 42.6% weighting. This sector's contribution to the Fund's return was minimized to only 0.8% due to the sector's low return of 1.4%. The Health Care sector was the only sector negatively impacting the Fund's return due to its -22.3% return and 23.2% allocation. These two factors led to the sector having a -5.8% contribution to return. On a relative basis, the Fund underperformed the benchmark. The primary cause of the relative underperformance is due to the Health Care sector where the Fund over allocated and underperformed the benchmark, which created a -6.2% drag on performance. Because the Fund did not have a position in Real Estate Investment Trusts ("REITs"), which the benchmark held at a 3.8% allocation, 0.2% of underperformance was reversed.

-----------------------------
Nasdaq(R), Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq-100 Ex-Tech Sector Index(SM) are trademarks of Nasdaq, Inc. (which with its affiliates is referred to as the Corporations) and are licensed for use by First Trust on behalf of the Fund. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND (QQXT) (CONTINUED)

-----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Consumer Discretionary                        41.34%
Health Care                                   26.11
Information Technology                        10.92
Industrials                                    9.21
Consumer Staples                               7.75
Telecommunication Services                     4.67
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Tesla Motors, Inc.                             1.65%
Alexion Pharmaceuticals, Inc.                  1.59
Automatic Data Processing, Inc.                1.59
SBA Communications Corp., Class A              1.58
Kraft Heinz (The) Co.                          1.58
T-Mobile US, Inc.                              1.58
Mylan N.V.                                     1.58
PayPal Holdings, Inc.                          1.57
eBay, Inc.                                     1.57
Hologic, Inc.                                  1.56
                                             -------
   Total                                      15.85%
                                             =======

                 PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                    FEBRUARY 8, 2007 - DECEMBER 31, 2016

                First Trust
                NASDAQ-100             NASDAQ-100
           Ex-Technology Sector      Ex-Tech Sector         Russell 1000(R)
                Index Fund              Index(SM)                Index
02/07            $10,000                $10,000                 $10,000
12/07             10,595                 10,653                  10,282
06/08              9,057                  9,126                   9,131
12/08              6,029                  6,102                   6,417
06/09              7,060                  7,165                   6,694
12/09              8,848                  9,009                   8,241
06/10              8,454                  8,633                   7,714
12/10             10,674                 10,935                   9,568
06/11             11,961                 12,294                  10,177
12/11             10,558                 10,894                   9,711
06/12             11,906                 12,317                  10,622
12/12             12,703                 13,172                  11,306
06/13             15,089                 15,721                  12,879
12/13             17,942                 18,744                  15,050
06/14             18,764                 19,668                  16,144
12/14             20,697                 21,749                  17,043
06/15             21,821                 23,016                  17,334
12/15             21,679                 22,947                  17,199
06/16             20,367                 21,602                  17,842
12/16             21,216                 22,565                  19,271

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2012 through December 31, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/12 - 12/31/12             127              1             0             0
01/01/13 - 12/31/13             145             13             0             0
01/01/14 - 12/31/14             151             14             0             0
01/01/15 - 12/31/15             201              6             0             0
01/01/16 - 12/31/16              80              0             0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/12 - 12/31/12             111             11             0             0
01/01/13 - 12/31/13              82             12             0             0
01/01/14 - 12/31/14              79              7             1             0
01/01/15 - 12/31/15              42              3             0             0
01/01/16 - 12/31/16             172              0             0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND (QCLN)

The First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ(R) Clean Edge(R) Green Energy Index(SM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is an equity index designed to track the performance of clean energy companies that are publicly traded in the United States and includes companies engaged in manufacturing, development, distribution and installation of emerging clean-energy technologies including, but not limited to, solar photovoltaics, biofuels and advanced batteries. The Index is a modified market capitalization weighted index in which larger companies receive a larger Index weighting. The Index weighting methodology also includes caps to prevent high concentrations among larger alternative energy stocks. The Index is reconstituted semi-annually in March and September and rebalanced quarterly. The Fund's shares are listed for trading on the Nasdaq. The first day of secondary market trading in shares of the Fund was February 14, 2007.

------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------
                                                                                AVERAGE ANNUAL              CUMULATIVE
                                                                                 TOTAL RETURNS             TOTAL RETURNS
                                                              1 Year       5 Years      Inception      5 Years     Inception
                                                               Ended        Ended       (2/8/07)        Ended       (2/8/07)
                                                             12/31/16     12/31/16     to 12/31/16    12/31/16     to 12/31/16

FUND PERFORMANCE
NAV                                                            -2.12%       10.89%        -2.12%        67.68%       -19.10%
Market Value                                                   -2.06%       10.98%        -2.11%        68.33%       -19.03%

INDEX PERFORMANCE
NASDAQ(R) Clean Edge(R) Green Energy Index(SM)                 -2.65%       10.53%        -1.94%        64.96%       -17.65%
Russell 2000(R) Index                                          21.31%       14.46%         6.75%        94.45%        90.80%
------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)


PERFORMANCE REVIEW

The Fund generated a NAV return of -2.12% during the 12-month period covered by this report. During the same period, the Russell 2000(R) Index generated a return of 21.31%. The Utilities and the Information Technology sectors each contributed about 1.36% to the Fund's return. The Utilities sector's contribution stems from its 13.1% return and 15.8% allocation, while the Information Technologies sector's contribution stems from its high 55.4% allocation and 1.1% return. The Industrials sector contributed -4.6% to the Fund's return. SolarCity Corp, held within this sector, was the primary cause of the negative contribution as the security had a -65.7% return over the period and was held at an average 2.8% allocation. On a relative basis, the Fund underperformed the benchmark. The Information Technology and Industrials sectors contributed -10.7% and -9.6%, respectively, to the underperformance. Within the Information Technology sector, the underperformance was created by the Fund having a 42.9% greater allocation and -48.4% lower return among Semiconductors & Semiconductor Equipment industry. First Solar, Inc., within this industry, had a -51.4% return and was held at a 6.3% weighting compared to a 0% weighting in the benchmark, which led to -5.3% of relative drag on performance. Another -5.6% of relative drag was created by SolarCity Corp, mentioned above, as the benchmark had a 0% allocation to this name. The Fund did not have any exposure to the Health Care sector, which led to 3.9% of relative outperformance as the benchmark had a -7.3% return among Health Care sector securities.

-----------------------------
Nasdaq(R) and Clean Edge(R) are the registered trademarks (the "Marks") of Nasdaq, Inc. ("Nasdaq") and Clean Edge, Inc. ("Clean Edge(R)") respectively. Nasdaq and Clean Edge(R) are, collectively with their affiliates, the "Corporations." The Marks are licensed for use by First Trust on behalf of the Fund. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. The Fund should not be construed in any way as investment advice by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND (QCLN) (CONTINUED)

-----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                        52.72%
Utilities                                     16.99
Industrials                                   16.86
Consumer Discretionary                         8.84
Energy                                         3.16
Financials                                     1.43
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Tesla Motors, Inc.                             8.84%
ON Semiconductor Corp.                         8.49
Hexcel Corp.                                   7.73
Microsemi Corp.                                7.73
Acuity Brands, Inc.                            7.20
Ormat Technologies, Inc.                       4.39
First Solar, Inc.                              4.15
Cree, Inc.                                     4.08
Universal Display Corp.                        4.04
AVX Corp.                                      4.03
                                             -------
   Total                                      60.68%
                                             =======

                 PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                     FEBRUARY 8, 2007 - DECEMBER 31, 2016

                First Trust
                 NASDAQ(R)                NASDAQ(R)
            Clean Edge(R) Green         Clean Edge(R)          Russell 2000(R)
             Energy Index Fund       Green Energy Index             Index
02/07            $10,000                  $10,000                 $10,000
12/07             15,430                   15,522                   9,489
06/08             12,350                   12,472                   8,599
12/08              5,595                    5,675                   6,283
06/09              6,920                    7,038                   6,449
12/09              8,045                    8,213                   7,990
06/10              6,665                    6,824                   7,834
12/10              8,210                    8,434                  10,136
06/11              7,640                    7,879                  10,765
12/11              4,825                    4,992                   9,713
06/12              4,670                    4,822                  10,542
12/12              4,801                    4,927                  11,301
06/13              7,177                    7,346                  13,093
12/13              9,111                    9,329                  15,688
06/14             10,479                   10,732                  16,188
12/14              8,834                    9,037                  16,455
06/15              9,481                    9,700                  17,237
12/15              8,266                    8,460                  15,729
06/16              7,456                    7,611                  16,078
12/16              8,091                    8,235                  19,081

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2012 through December 31, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/12 - 12/31/12              37              6             1             0
01/01/13 - 12/31/13             168              5             0             0
01/01/14 - 12/31/14             122              3             0             0
01/01/15 - 12/31/15             160              1             0             0
01/01/16 - 12/31/16              68              0             0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/12 - 12/31/12             153             52             1             0
01/01/13 - 12/31/13              75              4             0             0
01/01/14 - 12/31/14             124              3             0             0
01/01/15 - 12/31/15              89              2             0             0
01/01/16 - 12/31/16             184              0             0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST S&P REIT INDEX FUND (FRI)

The First Trust S&P REIT Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the S&P United States REIT Index (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is a subset of the S&P Developed REIT Index, which measures the performance of more than 200 REITs or REIT-like structures in 15 developed markets. The S&P Developed REIT Index is a sub-index of the S&P Global REIT Index. The S&P Developed REIT Index aims to represent an accurate measure of the REIT developed equity market, reflecting the risk and return characteristics of this broad universe on an on-going basis. The Index contains those constituents of the S&P Developed REIT Index that are domiciled in the United States. As of December 31, 2016, the Index is comprised of 155 companies. The Index includes the securities of small and mid cap companies. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was May 10, 2007.

------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------
                                                                                AVERAGE ANNUAL              CUMULATIVE
                                                                                 TOTAL RETURNS             TOTAL RETURNS
                                                              1 Year       5 Years      Inception      5 Years     Inception
                                                               Ended        Ended       (5/8/07)        Ended       (5/8/07)
                                                             12/31/16     12/31/16     to 12/31/16    12/31/16     to 12/31/16

FUND PERFORMANCE
NAV                                                            7.92%       11.26%         4.20%        70.48%        48.79%
Market Value                                                   7.86%       11.27%         4.21%        70.55%        48.86%

INDEX PERFORMANCE
S&P United States REIT Index*                                  8.49%       11.85%           N/A        75.08%          N/A
FTSE EPRA/NAREIT North America Index                           8.18%       11.05%         4.39%        68.86%        51.40%
Russell 3000(R) Index                                         12.74%       14.67%         6.57%        98.23%        84.72%
------------------------------------------------------------------------------------------------------------------------------

 * On November 6, 2008, the Fund's underlying index changed from the S&P REIT Composite Index to the S&P United States REIT Index. Effective December 31, 2008, the S&P REIT Composite Index was discontinued. Therefore, the Fund's performance and historical returns shown for the periods prior to November 6, 2008 are not necessarily indicative of the performance that the Fund, based on its current Index, would have generated. The inception date of the Index was June 30, 2008. Returns for the Index are only disclosed for those periods in which the Index was in existence for the whole period.

(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 7.92% during the 12-month period covered by this report. During the same period, the Russell 3000(R) Index ("benchmark") generated a return of 12.74%. Retail Real Estate Investment Trusts ("REITs") were given the highest weighting at 26.1%, but their contribution to the Fund's return was limited to 0.6% due to the groupings lower 0.95% return. Industrial REITs had the best return of 29.9% and contributed 1.3% with its 5.2% weighting. Self Storage REITs were the worst performing industry over the period with a -8.5% return and -0.4% contribution. On a relative basis, the Fund underperformed the benchmark. The Retail REITs contributed to -2.7% of the relative underperformance by allocating 25.2% more weighting to the relatively low returning REIT industry (0.95%). The Lodging & Resort REITs reversed 0.66% of underperformance by having a 5.3% greater allocation and the third best performing REIT industry (24.5%).

-----------------------------
Standard & Poor's(R), S&P(R) and S&P United States REIT Index are registered trademarks of Standard & Poor's Financial Services LLC ("S&P") and have been licensed for use by First Trust on behalf of the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P or its affiliates, and S&P and its affiliates make no representation, warranty or condition regarding the advisability of buying, selling or holding shares of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST S&P REIT INDEX FUND (FRI) (CONTINUED)

-----------------------------------------------------------
                                          % OF TOTAL
REIT CLASSIFICATION                  LONG-TERM INVESTMENTS
-----------------------------------------------------------
Retail                                        23.12%
Residential                                   16.56
Office                                        13.69
Specialized                                   13.51
Health Care                                   12.57
Diversified                                    7.55
Industrial                                     6.80
Hotel & Resort                                 6.20
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Simon Property Group, Inc.                     7.15%
Public Storage                                 4.27
Prologis, Inc.                                 3.57
AvalonBay Communities, Inc.                    3.12
Welltower, Inc.                                3.11
Equity Residential                             3.01
Ventas, Inc.                                   2.84
Boston Properties, Inc.                        2.48
Vornado Realty Trust                           2.30
Digital Realty Trust, Inc.                     2.00
                                             -------
   Total                                      33.85%
                                             =======

                 PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                       MAY 8, 2007 - DECEMBER 31, 2016

                First Trust           FTSE EPRA/NAREIT         Russell 3000(R)
            S&P REIT Index Fund      North America Index            Index
05/07            $10,000                  $10,000                 $10,000
12/07              8,093                    8,206                   9,811
06/08              7,739                    7,843                   8,728
12/08              4,947                    4,872                   6,151
06/09              4,319                    4,381                   6,405
12/09              6,333                    6,442                   7,889
06/10              6,679                    6,772                   7,412
12/10              8,090                    8,287                   9,225
06/11              8,899                    9,163                   9,811
12/11              8,729                    8,965                   9,319
06/12             10,007                   10,276                  10,188
12/12             10,247                   10,593                  10,849
06/13             10,871                   11,091                  12,374
12/13             10,434                   10,728                  14,489
06/14             12,245                   12,560                  15,495
12/14             13,523                   13,748                  16,308
06/15             12,667                   12,915                  16,624
12/15             13,789                   13,997                  16,386
06/16             15,576                   15,833                  16,979
12/16             14,881                   15,141                  18,471


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2012 through December 31, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/12 - 12/31/12             159              0             0             0
01/01/13 - 12/31/13             130              0             0             0
01/01/14 - 12/31/14             193              0             0             0
01/01/15 - 12/31/15             130              0             0             0
01/01/16 - 12/31/16             156              0             0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/12 - 12/31/12              91              0             0             0
01/01/13 - 12/31/13             122              0             0             0
01/01/14 - 12/31/14              59              0             0             0
01/01/15 - 12/31/15             122              0             0             0
01/01/16 - 12/31/16              96              0             0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST WATER ETF (FIW)

The First Trust Water ETF (the "Fund"), formerly First Trust ISE Water Index Fund, seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE Water(TM) Index (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is a modified market capitalization weighted index comprised of 34 stocks that derive a substantial portion of their revenues from the potable and wastewater industries. The Index is rebalanced on a semi-annual basis. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was May 11, 2007.

------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------
                                                                                AVERAGE ANNUAL              CUMULATIVE
                                                                                 TOTAL RETURNS             TOTAL RETURNS
                                                              1 Year       5 Years      Inception      5 Years     Inception
                                                               Ended        Ended       (5/8/07)        Ended       (5/8/07)
                                                             12/31/16     12/31/16     to 12/31/16    12/31/16     to 12/31/16

FUND PERFORMANCE
NAV                                                           32.21%       14.72%         8.17%        98.69%       113.37%
Market Value                                                  32.36%       14.78%         8.18%        99.26%       113.46%

INDEX PERFORMANCE
ISE Water(TM) Index                                           33.03%       15.49%         8.89%       105.42%       127.52%
Russell 3000(R) Index                                         12.74%       14.67%         6.57%        98.23%        84.72%
------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)


PERFORMANCE REVIEW

The Fund generated a NAV return of 32.21% during the 12-month period covered by this report. During the same period, the Russell 3000(R) Index ("benchmark") generated a return of 12.74%. The Fund had an average 55.9% allocation to the Industrials sector over the period. This sector had a 30.2% return, which led to a 17.1% contribution to the Fund's return. Within this sector, it was primarily the Machinery industry which had such a significant contribution as the Fund held an average 37.9% allocation in the industry. The Materials sector was the only sector that had a negative contribution over the period. The sector's contribution of -0.06% is due to two holdings which each had a slightly negative return and had a combined 1.96% weighting. On a relative basis, the Fund outperformed the benchmark. The outperformance is almost entirely due to the Fund's holdings within the Industrials sector where the Fund had a 45.4% greater allocation and 10.0% higher return. These two factors created 9.3% of relative outperformance. The Fund's holdings in the Materials sector, where the Fund had a -18.2% lower return, created -1.0% of relative drag on performance.

-----------------------------
"International Securities Exchange(TM)", "ISE(TM)" and "ISE Water(TM) Index" are trademarks of the International Securities Exchange, LLC and have been licensed for use for certain purposes by First Trust on behalf of the Fund. The Fund, based on the ISE Water(TM) Index, is not sponsored, endorsed, sold or promoted by the International Securities Exchange, LLC and the International Securities Exchange, LLC makes no representation regarding the advisability of trading in such product.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST WATER ETF (FIW) (CONTINUED)

-----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Industrials                                   52.37%
Utilities                                     19.23
Health Care                                   12.31
Materials                                      9.82
Information Technology                         5.02
Financials                                     1.25
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Danaher Corp.                                  4.13%
IDEXX Laboratories, Inc.                       4.11
American Water Works Co., Inc.                 4.10
Roper Technologies, Inc.                       4.08
Agilent Technologies, Inc.                     4.07
Ecolab, Inc.                                   4.03
Xylem, Inc.                                    3.98
IDEX Corp.                                     3.98
Ashland Global Holdings, Inc.                  3.87
Pentair PLC                                    3.85
                                             -------
   Total                                      40.20%
                                             =======

                     PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                           MAY 8, 2007 - DECEMBER 31, 2016

            First Trust Water ETF    ISE Water(TM) Index       Russell 3000(R) Index
05/07             $10,000                 $10,000                    $10,000
12/07              11,212                  11,260                      9,811
06/08              10,992                  11,056                      8,728
12/08               7,915                   7,987                      6,151
06/09               8,168                   8,276                      6,405
12/09               9,522                   9,681                      7,889
06/10               8,989                   9,168                      7,412
12/10              11,378                  11,653                      9,225
06/11              11,910                  12,243                      9,811
12/11              10,738                  11,076                      9,319
06/12              11,803                  12,225                     10,188
12/12              13,619                  14,153                     10,849
06/13              14,585                  15,220                     12,374
12/13              17,830                  18,667                     14,489
06/14              18,338                  19,251                     15,495
12/14              17,894                  18,847                     16,308
06/15              16,709                  17,652                     16,624
12/15              16,138                  17,103                     16,386
06/16              18,944                  20,147                     16,979
12/16              21,335                  22,750                     18,471

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2012 through December 31, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/12 - 12/31/12             121              1             0             0
01/01/13 - 12/31/13             197              0             0             0
01/01/14 - 12/31/14             195              0             0             0
01/01/15 - 12/31/15             133              0             0             0
01/01/16 - 12/31/16             152              0             0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/12 - 12/31/12             127              1             0             0
01/01/13 - 12/31/13              55              0             0             0
01/01/14 - 12/31/14              56              1             0             0
01/01/15 - 12/31/15             119              0             0             0
01/01/16 - 12/31/16             100              0             0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NATURAL GAS ETF (FCG)

The First Trust Natural Gas ETF (the "Fund"), formerly First Trust ISE-Revere Natural Gas Index Fund, seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE-Revere Natural Gas(TM) Index (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is designed to take advantage of both event-driven news and long term trends in the natural gas industry. Equity securities are selected for inclusion in the Index using a quantitative ranking and screening system that begins with the universe of equity securities of issuers that are involved in the exploration and production of natural gas and that satisfy market capitalization, liquidity and weighting concentration requirements. After application of the screens, the remaining equity securities are divided into two groups, one for equity securities issued by master limited partnerships ("MLPs") and one for equity securities issued by entities that are not master limited partnerships ("non-MLPs"). The Index is allocated 85% to equity securities issued by non-MLPs, and the remaining 15% consists of equity securities issued by MLPs. The Index uses a linear-based capitalization-weighted methodology for each of the MLP and non-MLP group of constituents that initially ranks the equity securities based on market capitalization and average daily trading volume, and then adjusts the combined rankings of each equity security by a factor relating to its market capitalization. The resulting linear weight distribution prevents a few large component stocks from dominating the Index while allowing smaller companies to adequately influence Index performance. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was May 11, 2007.

------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------
                                                                                AVERAGE ANNUAL              CUMULATIVE
                                                                                 TOTAL RETURNS             TOTAL RETURNS
                                                              1 Year       5 Years      Inception      5 Years     Inception
                                                               Ended        Ended       (5/8/07)        Ended       (5/8/07)
                                                             12/31/16     12/31/16     to 12/31/16    12/31/16     to 12/31/16

FUND PERFORMANCE
NAV                                                           19.48%      -21.05%       -12.18%       -69.33%       -71.46%
Market Value                                                  19.26%      -21.04%       -12.18%       -69.30%       -71.44%

INDEX PERFORMANCE
ISE-Revere Natural Gas(TM) Index                              19.78%      -21.07%       -11.89%       -69.36%       -70.52%
S&P Composite 1500(R) Energy Index                            27.31%        3.35%         3.18%        17.91%        35.22%
Russell 3000(R) Index                                         12.74%       14.67%         6.57%        98.23%        84.72%
------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)


PERFORMANCE REVIEW

The Fund generated a NAV return of 19.48% during the 12-month period covered by this report. During the same period, the S&P Composite 1500(R) Energy Index ("benchmark") generated a return of 27.31%. Crude Oil Futures rose roughly 31.0% and Natural Gas Futures rose roughly 68.5% during the period covered by this report. During 2016, Crude Oil and Natural Gas had rebounded after two years of declining prices. Within the Fund, WPX Energy, Inc. had a notable return of 153.8% and had a 1.8% contribution to return, as this security was held at an average allocation of 2.2%. Devon Energy Corp. was given the largest allocation in the Fund over the period at 5.6% and had a 44.7% return. Ultra Petroleum Co. was the worst performing security in the Fund over the period with a -77.5% return. On a relative basis, the Fund underperformed the benchmark. Ultra Petroleum Co. (mentioned above), which had a -77.5% return over the period, caused -3.7% of relative underperformance, as this company filed for bankruptcy in April of 2016. The benchmark did not have a position in Ultra Petroleum Co. Likewise, Stone Energy Co. was not a position in the benchmark over the period, but had a -66.7% return as this company also filed for bankruptcy in December of 2016. The Fund's position in Encana Corp., which returned 71.8%, reversed 2.2% of underperformance as the benchmark did not have any exposure to the security.

-----------------------------
"International Securities Exchange(TM)", "ISE(TM)" and "ISE-Revere Natural Gas(TM) Index" are trademarks of the International Securities Exchange, LLC and have been licensed for use for certain purposes by First Trust on behalf of the Fund. The Fund, based on the ISE-Revere Natural Gas(TM) Index, is not sponsored, endorsed, sold or promoted by the International Securities Exchange, LLC and the International Securities Exchange, LLC makes no representation regarding the advisability of trading in such product.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NATURAL GAS ETF (FCG) (CONTINUED)

-----------------------------------------------------------
                                          % OF TOTAL
SUB-INDUSTRY CLASSIFICATION          LONG-TERM INVESTMENTS
-----------------------------------------------------------
Oil & Gas Exploration & Production            76.96%
Oil & Gas Storage & Transportation            16.06
Integrated Oil & Gas                           3.92
Gas Utilities                                  2.09
Oil & Gas Drilling                             0.67
Oil & Gas Refining & Marketing                 0.30
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Anadarko Petroleum Corp.                       6.25%
Devon Energy Corp.                             5.78
Concho Resources, Inc.                         5.45
Noble Energy, Inc.                             5.43
Cimarex Energy Co.                             5.16
Cabot Oil & Gas Corp.                          4.56
EQT Corp.                                      4.50
Encana Corp.                                   4.47
Range Resources Corp.                          3.93
Statoil ASA, ADR                               3.92
                                             -------
   Total                                      49.45%
                                             =======

                                PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                      MAY 8, 2007 - DECEMBER 31, 2016

              First Trust             ISE-Revere Natural       Russell 3000(R)         S&P Composite 1500(R)
            Natural Gas ETF             Gas(TM) Index               Index                   Energy Index
05/07           $10,000                    $10,000                 $10,000                    $10,000
12/07            11,166                     11,213                   9,804                     12,170
06/08            15,755                     15,942                   8,721                     13,578
12/08             5,967                      6,016                   6,147                      7,810
06/09             6,454                      6,518                   6,405                      7,740
12/09             8,903                      9,017                   7,889                      9,092
06/10             7,752                      7,891                   7,412                      8,016
12/10             9,992                     10,254                   9,225                     11,036
06/11            11,012                     11,342                   9,811                     12,304
12/11             9,308                      9,620                   9,319                     11,469
06/12             8,426                      8,735                  10,188                     11,132
12/12             8,051                      8,375                  10,849                     11,967
06/13             8,290                      8,639                  12,374                     13,130
12/13            10,075                     10,530                  14,489                     15,006
06/14            12,210                     12,790                  15,495                     16,951
12/14             5,842                      6,105                  16,308                     13,630
06/15             4,980                      5,159                  16,624                     12,991
12/15             2,389                      2,461                  16,386                     10,621
06/16             2,650                      2,723                  16,979                     12,275
12/16             2,855                      2,948                  18,471                     13,521

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2012 through December 31, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/12 - 12/31/12             151              0             0             0
01/01/13 - 12/31/13             149              0             0             0
01/01/14 - 12/31/14             140              1             0             0
01/01/15 - 12/31/15             155              1             0             0
01/01/16 - 12/31/16             156              6             1             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/12 - 12/31/12              99              0             0             0
01/01/13 - 12/31/13             103              0             0             0
01/01/14 - 12/31/14             111              0             0             0
01/01/15 - 12/31/15              93              3             0             0
01/01/16 - 12/31/16              88              1             0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CHINDIA ETF (FNI)

The First Trust Chindia ETF (the "Fund"), formerly First Trust ISE Chindia Index Fund, seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE ChIndia(TM) Index (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is a non-market capitalization weighted portfolio of 50 American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs") and/or stocks selected from a universe of all listed ADRs, ADSs, and/or stocks of companies from China and India currently trading on a U.S. exchange. The Index is rebalanced on a semi-annual basis. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was May 11, 2007.

------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------
                                                                                AVERAGE ANNUAL              CUMULATIVE
                                                                                 TOTAL RETURNS             TOTAL RETURNS
                                                              1 Year       5 Years      Inception      5 Years     Inception
                                                               Ended        Ended       (5/8/07)        Ended       (5/8/07)
                                                             12/31/16     12/31/16     to 12/31/16    12/31/16     to 12/31/16

FUND PERFORMANCE
NAV                                                           -2.15%        9.69%         4.35%        58.80%        50.80%
Market Value                                                  -2.22%        9.71%         4.34%        58.97%        50.64%

INDEX PERFORMANCE
ISE ChIndia(TM) Index                                         -1.53%       10.19%         4.90%        62.45%        58.70%
Russell 3000(R) Index                                         12.74%       14.67%         6.57%        98.23%        84.72%
MSCI Emerging Markets Index                                   11.19%        1.28%         0.94%         6.55%         9.46%
------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)


PERFORMANCE REVIEW

The Fund generated a NAV return of -2.15% during the 12-month period covered by this report. During the same period, the MSCI Emerging Markets Index ("benchmark") generated a return of 11.19%. Indian domiciled securities were the top performing, top contributing, and highest-weighted country over the period with a 8.3% return, 2.9% contribution, and 38.7% weighting. The Materials sector amongst Indian securities, represented solely by Vedanta Ltd. Sponsored ADR, had a particularly good return of 124.9% and contribution of 2.1%. Chinese securities were the worst performing securities over the period with a -11.1% return. Throughout the period covered in the report, Chinese securities were given an average 60.4% allocation, which led to the country's -4.7% contribution to the Fund's return. On a relative basis, the Fund underperformed the benchmark. The primary cause of the underperformance is due to the Fund's holdings in Chinese securities. The Fund over allocated to this country relative to the benchmark by 33.1% and it underperformed by -11.6%, leading to -8.4% of underperformance. Further underperformance was due to the benchmark having allocations to well-performing countries such as Brazil (67.3%), Russia (55.7%), and Taiwan (19.6%). Similarly, some underperformance was reversed due to the benchmark having allocations to poor performing countries such as Turkey (-10.5%), Mexico (-9%), and Philippines (-6.1%).

-----------------------------
"International Securities Exchange(TM)", "ISE(TM)" and "ISE ChIndia(TM) Index" are trademarks of the International Securities Exchange, LLC and have been licensed for use for certain purposes by First Trust on behalf of the Fund. The Fund, based on the ISE ChIndia(TM) Index, is not sponsored, endorsed, sold or promoted by the International Securities Exchange, LLC and the International Securities Exchange, LLC makes no representation regarding the advisability of trading in such product.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CHINDIA ETF (FNI) (CONTINUED)

-----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                        44.64%
Consumer Discretionary                        23.10
Financials                                    15.23
Health Care                                    5.54
Telecommunication Services                     5.40
Energy                                         2.14
Materials                                      1.84
Industrials                                    1.38
Utilities                                      0.73
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Infosys Ltd., ADR                              7.38%
Baidu, Inc., ADR                               7.06
HDFC Bank Ltd., ADR                            7.01
JD.com, Inc., ADR                              6.95
Alibaba Group Holding Ltd., ADR                6.91
ICICI Bank Ltd., ADR                           6.89
Wipro Ltd., ADR                                4.34
Tata Motors Ltd., ADR                          4.24
Dr. Reddy's Laboratories Ltd., ADR             4.07
China Mobile Ltd., ADR                         4.05
                                             -------
   Total                                      58.90%
                                             =======

                            PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                  MAY 8, 2007 - DECEMBER 31, 2016

            First Trust            ISE ChIndia(TM)           Russell 3000(R)          MSCI Emerging
            Chindia ETF                 Index                     Index               Markets Index
05/07         $10,000                  $10,000                   $10,000                 $10,000
12/07          13,873                   13,952                     9,804                  12,715
06/08           9,985                   10,059                     8,721                  11,220
12/08           5,968                    6,031                     6,147                   5,934
06/09           8,329                    8,451                     6,405                   8,071
12/09          10,836                   11,031                     7,889                  10,593
06/10          10,540                   10,767                     7,412                   9,939
12/10          12,836                   13,175                     9,225                  12,592
06/11          13,047                   13,466                     9,811                  12,703
12/11           9,497                    9,771                     9,319                  10,273
06/12          10,069                   10,375                    10,188                  10,677
12/12          11,121                   11,483                    10,849                  12,145
06/13          11,258                   11,659                    12,374                  10,983
12/13          15,103                   15,665                    14,489                  11,829
06/14          16,047                   16,680                    15,495                  12,555
12/14          15,461                   16,096                    16,308                  11,571
06/15          16,560                   17,273                    16,624                  11,912
12/15          15,411                   16,121                    16,386                   9,844
06/16          14,850                   15,576                    16,979                  10,475
12/16          15,080                   15,875                    18,471                  10,945

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2012 through December 31, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
QUARTER ENDED               0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/12 - 12/31/12              63              1             0             0
01/01/13 - 12/31/13              66              0             0             0
01/01/14 - 12/31/14              96              0             0             0
01/01/15 - 12/31/15             147              0             0             0
01/01/16 - 12/31/16             132              0             0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
QUARTER ENDED               0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/12 - 12/31/12             175             11             0             0
01/01/13 - 12/31/13             185              1             0             0
01/01/14 - 12/31/14             155              1             0             0
01/01/15 - 12/31/15             105              0             0             0
01/01/16 - 12/31/16             120              0             0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (QABA)

The First Trust NASDAQ(R) ABA Community Bank Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ OMX(R) ABA Community Bank Index(SM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index includes a subset of banks and thrifts or their holding companies listed on Nasdaq. The Index is jointly owned and was developed by Nasdaq and the American Bankers Association ("ABA"). For the purposes of the Index, a "community bank" is considered to be all U.S. banks and thrifts or their holding companies listed on Nasdaq excluding the 50 largest U.S. banks by asset size. Also excluded are banks that have an international specialization and those banks that have a credit-card specialization, as screened by the ABA based on the most recent data from the Federal Deposit Insurance Company. Banks with an international specialization are those institutions with assets greater than $10 billion and more than 25% of total assets in foreign offices. Banks with a credit-card specialization are those institutions with credit-card loans plus securitized receivables in excess of 50% of total assets plus securitized receivables. Securities in the Index must have a market capitalization of at least $200 million and a three-month average daily trading volume of at least $500 thousand. The Index is rebalanced quarterly and reconstituted semi-annually. The Fund's shares are listed for trading on the Nasdaq. The first day of secondary market trading in shares of the Fund was July 1, 2009.

------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------
                                                                                AVERAGE ANNUAL              CUMULATIVE
                                                                                 TOTAL RETURNS             TOTAL RETURNS
                                                              1 Year       5 Years      Inception      5 Years     Inception
                                                               Ended        Ended       (6/29/09)       Ended       (6/29/09)
                                                             12/31/16     12/31/16     to 12/31/16    12/31/16     to 12/31/16

FUND PERFORMANCE
NAV                                                           37.57%       19.85%        15.46%       147.29%       194.19%
Market Value                                                  37.71%       20.05%        15.48%       149.31%       194.66%

INDEX PERFORMANCE
NASDAQ OMX(R) ABA Community Bank Index(SM)                    38.47%       20.61%        16.20%       155.20%       208.70%
S&P Composite 1500(R) Financials Index                        24.28%       19.30%        14.80%       141.65%       181.81%
Russell 3000(R) Index                                         12.74%       14.67%        15.04%        98.23%       186.25%
------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)


PERFORMANCE REVIEW

The Fund generated a NAV return of 37.57% during the 12-month period covered by this report. During the same period, the S&P Composite 1500(R) Financials Index ("benchmark") generated a return of 24.28%. The Financials sector was the third highest returning sector amongst S&P 500(R) stocks over the period covered in this report, behind the Energy and Telecommunication Services sectors. Regional Banks from California were the top contributing banks over the period, with a 3.2% contribution and 32.5% return. Regional Banks from Ohio were the top performing holdings with a 71.4% return. Regional Banks from Vermont (represented solely by Merchants Bancshares, Inc.) were the worst performing holdings with a 1.6% return. The top returning banks were Independent Bank Group, Inc. (96.8%), Stock Yards Bancorp, Inc. (90.6%), and Carolina Financial Corp. (80.0%). The lowest returning banks were First NBC Bank Holding Co. (-81.6%), Opus Bank (-17.4%), and Heritage Commerce Corp. (-9.3%). On a relative basis, the Fund outperformed the benchmark, primarily due to the Fund's concentration in regional banks, which caused the Fund to outperform the benchmark by 13.6% within the Banking industry. The Fund lost -2.3% of relative outperformance due to lack of Real Estate Investment Trust (REIT) exposure, while the benchmark held REITs at an average 16.6% and a return of 10.8%.

-----------------------------
Nasdaq(R), OMX(R), Nasdaq OMX(R), and NASDAQ OMX(R) ABA Community Bank Index(SM) are trademarks of Nasdaq, Inc. ("Nasdaq") and American Bankers Association ("ABA") (Nasdaq and ABA, collectively with their affiliates, are referred to as the "Corporations") and are licensed for use by First Trust on behalf of the Fund. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (QABA) (CONTINUED)

-----------------------------------------------------------
                                          % OF TOTAL
INDUSTRY CLASSIFICATION              LONG-TERM INVESTMENTS
-----------------------------------------------------------
Banks                                         87.40%
Thrifts & Mortgage Finance                    12.26
IT Services                                    0.34
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
East West Bancorp, Inc.                        3.06%
PacWest Bancorp                                2.74
Bank of the Ozarks, Inc.                       2.66
Commerce Bancshares, Inc.                      2.45
BOK Financial Corp.                            2.29
TFS Financial Corp.                            2.25
Popular, Inc.                                  1.90
Investors Bancorp, Inc.                        1.80
Umpqua Holdings Corp.                          1.73
MB Financial, Inc.                             1.65
                                             -------
   Total                                      22.53%
                                             =======

                                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                       JUNE 29, 2009 - DECEMBER 31, 2016

             First Trust N
              ASDAQ(R) ABA           NASDAQ OMX(R)
             Community Bank          ABA Community          S&P Composite 1500(R)       Russell 3000(R)
               Index Fund           Bank Index(SM)             Financials Index              Index
06/09           $10,000                 $10,000                    $10,000                  $10,000
12/09            11,280                  11,318                     12,112                   12,224
06/10            11,438                  11,505                     11,744                   11,484
12/10            12,721                  12,846                     13,722                   14,293
06/11            12,520                  12,688                     13,420                   15,201
12/11            11,898                  12,095                     11,662                   14,439
06/12            13,081                  13,343                     13,227                   15,785
12/12            13,507                  13,817                     14,806                   16,809
06/13            16,006                  16,427                     17,584                   19,172
12/13            19,302                  19,873                     19,879                   22,448
06/14            19,296                  19,929                     20,907                   24,006
12/14            19,827                  20,537                     22,839                   25,266
06/15            21,637                  22,484                     22,892                   25,761
12/15            21,390                  22,288                     22,677                   25,388
06/16            21,026                  21,976                     22,310                   26,307
12/16            29,426                  30,865                     28,184                   28,619

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2012 through December 31, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/12 - 12/31/12             100             17             1             0
01/01/13 - 12/31/13             139             24             0             0
01/01/14 - 12/31/14             115              9             0             0
01/01/15 - 12/31/15             137              5             0             0
01/01/16 - 12/31/16             133              0             0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/12 - 12/31/12             114             18             0             0
01/01/13 - 12/31/13              72             17             0             0
01/01/14 - 12/31/14             116             12             0             0
01/01/15 - 12/31/15             110              0             0             0
01/01/16 - 12/31/16             119              0             0             0

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

FIRST TRUST EXCHANGE-TRADED FUND

UNDERSTANDING YOUR FUND EXPENSES
DECEMBER 31, 2016 (UNAUDITED)

As a shareholder of First Trust NASDAQ-100 Equal Weighted Index Fund, First Trust NASDAQ-100-Technology Sector Index Fund, First Trust NASDAQ-100 Ex-Technology Sector Index Fund, First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund, First Trust S&P REIT Index Fund, First Trust Water ETF, First Trust Natural Gas ETF, First Trust Chindia ETF or First Trust NASDAQ(R) ABA Community Bank Index Fund (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended December 31, 2016.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO    EXPENSES PAID
                                                     BEGINNING            ENDING          BASED ON THE      DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE        SIX-MONTH        SIX-MONTH
                                                    JULY 1, 2016     DECEMBER 31, 2016     PERIOD (a)       PERIOD (b)
------------------------------------------------------------------------------------------------------------------------
FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX
   FUND (QQEW)
Actual                                              $1,000.00           $1,101.90            0.60%            $3.17
Hypothetical (5% return before expenses)            $1,000.00           $1,022.12            0.60%            $3.05

FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX
   FUND (QTEC)
Actual                                              $1,000.00           $1,217.00            0.60%            $3.34
Hypothetical (5% return before expenses)            $1,000.00           $1,022.12            0.60%            $3.05

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR
   INDEX FUND (QQXT)
Actual                                              $1,000.00           $1,041.70            0.60%            $3.08
Hypothetical (5% return before expenses)            $1,000.00           $1,022.12            0.60%            $3.05

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY
   INDEX FUND (QCLN)
Actual                                              $1,000.00           $1,085.10            0.60%            $3.14
Hypothetical (5% return before expenses)            $1,000.00           $1,022.12            0.60%            $3.05

FIRST TRUST S&P REIT INDEX FUND (FRI)
Actual                                              $1,000.00           $  955.40            0.49%            $2.41
Hypothetical (5% return before expenses)            $1,000.00           $1,022.67            0.49%            $2.49

FIRST TRUST WATER ETF (FIW)
Actual                                              $1,000.00           $1,126.20            0.57%            $3.05
Hypothetical (5% return before expenses)            $1,000.00           $1,022.27            0.57%            $2.90

FIRST TRUST EXCHANGE-TRADED FUND

DECEMBER 31, 2016 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO    EXPENSES PAID
                                                     BEGINNING            ENDING          BASED ON THE      DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE        SIX-MONTH        SIX-MONTH
                                                    JULY 1, 2016     DECEMBER 31, 2016     PERIOD (a)       PERIOD (b)
------------------------------------------------------------------------------------------------------------------------
FIRST TRUST NATURAL GAS ETF (FCG)
Actual                                              $1,000.00           $1,077.30            0.60%            $3.13
Hypothetical (5% return before expenses)            $1,000.00           $1,022.12            0.60%            $3.05

FIRST TRUST CHINDIA ETF (FNI)
Actual                                              $1,000.00           $1,015.50            0.60%            $3.04
Hypothetical (5% return before expenses)            $1,000.00           $1,022.12            0.60%            $3.05

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK
   INDEX FUND (QABA)
Actual                                              $1,000.00           $1,399.50            0.60%            $3.62
Hypothetical (5% return before expenses)            $1,000.00           $1,022.12            0.60%            $3.05


(a) These expense ratios reflect an expense cap for certain Funds. See Note 3 in Notes to Financial Statements.

(b) Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (July 1, 2016 through December 31, 2016), multiplied by 184/366 (to reflect the one-half year period).

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND (QQEW)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2016

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             AIRLINES -- 1.0%
      85,713 American Airlines Group, Inc.     $    4,001,940
                                               --------------
             AUTOMOBILES -- 1.1%
      20,167 Tesla Motors, Inc. (a) (b)             4,309,486
                                               --------------
             BEVERAGES -- 1.0%
      91,752 Monster Beverage Corp. (b)             4,068,284
                                               --------------
             BIOTECHNOLOGY -- 9.9%
      34,016 Alexion Pharmaceuticals, Inc. (b)      4,161,858
      27,336 Amgen, Inc.                            3,996,796
      14,255 Biogen, Inc. (b)                       4,042,433
      47,833 BioMarin Pharmaceutical, Inc. (b)      3,962,486
      35,010 Celgene Corp. (b)                      4,052,407
      55,098 Gilead Sciences, Inc.                  3,945,568
      39,627 Incyte Corp. (b)                       3,973,399
      10,776 Regeneron Pharmaceuticals,
                Inc. (b)                            3,955,762
      23,729 Shire PLC, ADR                         4,042,947
      53,163 Vertex Pharmaceuticals, Inc. (b)       3,916,518
                                               --------------
                                                   40,050,174
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 1.0%
      34,112 Cintas Corp.                           3,941,983
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 1.0%
     133,484 Cisco Systems, Inc.                    4,033,887
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 1.0%
      40,114 SBA Communications Corp.,
                Class A (b)                         4,142,172
                                               --------------
             FOOD & STAPLES RETAILING -- 2.0%
      25,454 Costco Wholesale Corp.                 4,075,440
      47,431 Walgreens Boots Alliance, Inc.         3,925,389
                                               --------------
                                                    8,000,829
                                               --------------
             FOOD PRODUCTS -- 2.0%
      47,229 Kraft Heinz (The) Co.                  4,124,036
      92,019 Mondelez International, Inc.,
                Class A                             4,079,202
                                               --------------
                                                    8,203,238
                                               --------------
             HEALTH CARE EQUIPMENT & SUPPLIES
                -- 3.0%
      67,959 DENTSPLY SIRONA, Inc.                  3,923,273
     101,841 Hologic, Inc. (b)                      4,085,861
       6,367 Intuitive Surgical, Inc. (b)           4,037,760
                                               --------------
                                                   12,046,894
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 2.0%
      58,398 Express Scripts Holding Co. (b)        4,017,199
      26,554 Henry Schein, Inc. (b)                 4,028,507
                                               --------------
                                                    8,045,706
                                               --------------
             HEALTH CARE TECHNOLOGY -- 1.0%
      83,465 Cerner Corp. (b)                       3,953,737
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             HOTELS, RESTAURANTS & LEISURE
                -- 2.9%
      47,457 Marriott International, Inc.,
                Class A                        $    3,923,745
      92,514 Norwegian Cruise Line Holdings
                Ltd. (b)                            3,934,620
      70,812 Starbucks Corp.                        3,931,482
                                               --------------
                                                   11,789,847
                                               --------------
             INTERNET & DIRECT MARKETING RETAIL
                -- 7.9%
       5,388 Amazon.com, Inc. (b)                   4,040,300
      99,584 Ctrip.com International Ltd.,
                ADR (b)                             3,983,360
      34,998 Expedia, Inc.                          3,964,574
     159,407 JD.com, Inc., ADR (b)                  4,055,314
     101,263 Liberty Interactive Corp. QVC
                Group, Class A (b)                  2,023,235
      52,738 Liberty Ventures, Series A (b)         1,944,450
      32,868 Netflix, Inc. (b)                      4,069,058
       2,751 Priceline Group (The), Inc. (b)        4,033,131
      86,190 TripAdvisor, Inc. (b)                  3,996,630
                                               --------------
                                                   32,110,052
                                               --------------
             INTERNET SOFTWARE & SERVICES
                -- 7.0%
      60,772 Akamai Technologies, Inc. (b)          4,052,277
       2,520 Alphabet, Inc., Class A (b)            1,996,974
       2,582 Alphabet, Inc., Class C (b)            1,992,839
      24,756 Baidu, Inc., ADR (b)                   4,070,134
     137,889 eBay, Inc. (b)                         4,093,924
      34,062 Facebook, Inc., Class A (b)            3,918,833
      19,163 NetEase, Inc., ADR                     4,126,561
     105,746 Yahoo!, Inc. (b)                       4,089,198
                                               --------------
                                                   28,340,740
                                               --------------
             IT SERVICES -- 5.1%
      40,488 Automatic Data Processing, Inc.        4,161,357
      72,576 Cognizant Technology Solutions
                Corp., Class A (b)                  4,066,433
      38,147 Fiserv, Inc. (b)                       4,054,263
      66,674 Paychex, Inc.                          4,059,113
     103,837 PayPal Holdings, Inc. (b)              4,098,447
                                               --------------
                                                   20,439,613
                                               --------------
             LEISURE PRODUCTS -- 1.9%
      50,480 Hasbro, Inc.                           3,926,839
     141,714 Mattel, Inc.                           3,904,221
                                               --------------
                                                    7,831,060
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 1.0%
      31,168 Illumina, Inc. (b)                     3,990,751
                                               --------------
             MACHINERY -- 1.0%
      62,716 PACCAR, Inc.                           4,007,552
                                               --------------
             MEDIA -- 8.0%
      14,155 Charter Communications, Inc.,
                Class A (b)                         4,075,508
      58,446 Comcast Corp., Class A                 4,035,696
      71,895 Discovery Communications, Inc.,
                Class A (b)                         1,970,642


                        See Notes to Financial Statements                Page 25

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND (QQEW)

DECEMBER 31, 2016

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             MEDIA (CONTINUED)
      74,170 Discovery Communications, Inc.,
                Class C (b)                    $    1,986,273
      69,911 DISH Network Corp., Class A (b)        4,049,944
      33,873 Liberty Global PLC, Class A (b)        1,036,175
      34,884 Liberty Global PLC, Series C (b)       1,036,055
      45,741 Liberty Global PLC LiLAC,
                Class A (b)                         1,004,473
      47,507 Liberty Global PLC LiLAC,
                Class C (b)                         1,005,723
     903,365 Sirius XM Holdings, Inc. (a)           4,019,974
      72,826 Twenty-First Century Fox, Inc.,
                Class A                             2,042,041
      73,617 Twenty-First Century Fox, Inc.,
                Class B                             2,006,063
     115,910 Viacom, Inc., Class B                  4,068,441
                                               --------------
                                                   32,337,008
                                               --------------
             MULTILINE RETAIL -- 0.9%
      48,486 Dollar Tree, Inc. (b)                  3,742,149
                                               --------------
             PHARMACEUTICALS -- 1.0%
     107,952 Mylan N.V. (b)                         4,118,369
                                               --------------
             PROFESSIONAL SERVICES -- 1.0%
      49,927 Verisk Analytics, Inc. (b)             4,052,575
                                               --------------
             ROAD & RAIL -- 1.0%
     113,291 CSX Corp.                              4,070,546
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 15.3%
      56,635 Analog Devices, Inc.                   4,112,834
     125,583 Applied Materials, Inc.                4,052,563
      22,884 Broadcom Ltd.                          4,045,205
     112,450 Intel Corp.                            4,078,561
      52,211 KLA-Tencor Corp.                       4,107,961
      39,087 Lam Research Corp.                     4,132,669
     105,150 Maxim Integrated Products, Inc.        4,055,636
      63,268 Microchip Technology, Inc.             4,058,642
     201,397 Micron Technology, Inc. (b)            4,414,622
      40,669 NVIDIA Corp.                           4,341,009
      42,009 NXP Semiconductors N.V. (b)            4,117,302
      61,430 QUALCOMM, Inc.                         4,005,236
      53,154 Skyworks Solutions, Inc.               3,968,478
      56,014 Texas Instruments, Inc.                4,087,342
      69,830 Xilinx, Inc.                           4,215,637
                                               --------------
                                                   61,793,697
                                               --------------
             SOFTWARE -- 10.0%
     111,944 Activision Blizzard, Inc.              4,042,298
      39,430 Adobe Systems, Inc. (b)                4,059,318
      53,379 Autodesk, Inc. (b)                     3,950,580
     127,501 CA, Inc.                               4,050,707
      48,041 Check Point Software Technologies
                Ltd. (b)                            4,057,543
      45,020 Citrix Systems, Inc. (b)               4,020,736
      51,346 Electronic Arts, Inc. (b)              4,044,011
      34,804 Intuit, Inc.                           3,988,886
      65,537 Microsoft Corp.                        4,072,469


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             SOFTWARE (CONTINUED)
     169,549 Symantec Corp.                    $    4,050,526
                                               --------------
                                                   40,337,074
                                               --------------
             SPECIALTY RETAIL -- 4.0%
      14,619 O'Reilly Automotive, Inc. (b)          4,070,076
      58,736 Ross Stores, Inc.                      3,853,081
      53,486 Tractor Supply Co.                     4,054,774
      15,576 Ulta Beauty, Inc. (b)                  3,970,945
                                               --------------
                                                   15,948,876
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 3.0%
      35,208 Apple, Inc.                            4,077,791
     104,404 Seagate Technology PLC                 3,985,101
      60,769 Western Digital Corp.                  4,129,253
                                               --------------
                                                   12,192,145
                                               --------------
             TRADING COMPANIES & DISTRIBUTORS
                -- 1.0%
      84,966 Fastenal Co.                           3,991,703
                                               --------------
             WIRELESS TELECOMMUNICATION
                SERVICES -- 2.0%
      71,618 T-Mobile US, Inc. (b)                  4,118,751
     161,780 Vodafone Group PLC, ADR                3,952,285
                                               --------------
                                                    8,071,036
                                               --------------
             TOTAL COMMON STOCKS -- 100.0%        403,963,123
             (Cost $382,019,393)

             MONEY MARKET FUNDS -- 1.7%
   7,144,407 Goldman Sachs Financial Square
               Treasury Obligations Fund -
               Institutional Class, -
               0.39% (c) (d)                        7,144,407
             (Cost $7,144,407)                 --------------

             TOTAL INVESTMENTS -- 101.7%          411,107,530
             (Cost $389,163,800) (e)
             NET OTHER ASSETS AND
                LIABILITIES -- (1.7)%              (7,063,221)
                                               --------------
             NET ASSETS -- 100.0%              $  404,044,309
                                               ==============

(a) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $6,847,380 and the total value of the collateral held by the Fund is $7,144,407.

(b)   Non-income producing security.

(c)   Interest rate shown reflects yield as of December 31, 2016.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for federal income tax purposes is $394,934,653. As of December 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $46,593,704 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $30,420,827.

ADR - American Depositary Receipt


Page 26                 See Notes to Financial Statements

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND (QQEW)

DECEMBER 31, 2016

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                        LEVEL 1        LEVEL 2        LEVEL 3
                     ------------------------------------------
Common Stocks*       $403,963,123   $         --   $         --
Money Market
   Funds                7,144,407             --             --
                     ------------------------------------------
Total Investments    $411,107,530   $         --   $         --
                     ==========================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at December 31, 2016.

---------------------------------

OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $    6,847,380
Non-cash Collateral(2)                             (6,847,380)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At December 31, 2016, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.


                        See Notes to Financial Statements                Page 27

FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX FUND (QTEC)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2016

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.9%
             COMMUNICATIONS EQUIPMENT
                -- 2.8%
   1,469,641 Cisco Systems, Inc.               $   44,412,551
                                               --------------
             HEALTH CARE TECHNOLOGY -- 2.8%
     918,956 Cerner Corp. (a)                      43,530,946
                                               --------------
             INTERNET SOFTWARE & SERVICES
                -- 17.0%
     669,091 Akamai Technologies, Inc. (a)         44,614,988
      27,757 Alphabet, Inc., Class A (a)           21,996,035
      28,424 Alphabet, Inc., Class C (a)           21,938,212
     272,567 Baidu, Inc., ADR (a)                  44,812,740
     375,033 Facebook, Inc., Class A (a)           43,147,547
     211,001 NetEase, Inc., ADR                    45,436,955
   1,164,319 Yahoo!, Inc. (a)                      45,024,216
                                               --------------
                                                  266,970,693
                                               --------------
             IT SERVICES -- 2.9%
     799,066 Cognizant Technology Solutions
                Corp., Class A (a)                 44,771,668
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 43.3%
     623,579 Analog Devices, Inc.                  45,284,307
   1,382,755 Applied Materials, Inc.               44,621,504
     251,957 Broadcom Ltd.                         44,538,439
   1,238,099 Intel Corp.                           44,905,851
     574,899 KLA-Tencor Corp.                      45,233,053
     430,378 Lam Research Corp.                    45,503,866
   1,157,732 Maxim Integrated Products, Inc.       44,653,723
     696,622 Microchip Technology, Inc.            44,688,301
   2,217,664 Micron Technology, Inc. (a)           48,611,195
     447,751 NVIDIA Corp.                          47,792,942
     462,540 NXP Semiconductors N.V. (a)           45,333,545
     676,394 QUALCOMM, Inc.                        44,100,889
     585,255 Skyworks Solutions, Inc.              43,695,138
     616,746 Texas Instruments, Inc.               45,003,956
     768,946 Xilinx, Inc.                          46,421,270
                                               --------------
                                                  680,387,979
                                               --------------
             SOFTWARE -- 22.6%
     434,144 Adobe Systems, Inc. (a)               44,695,125
     587,755 Autodesk, Inc. (a)                    43,499,748
   1,403,914 CA, Inc.                              44,602,348
     528,947 Check Point Software Technologies
                Ltd. (a)                           44,674,864
     495,692 Citrix Systems, Inc. (a)              44,270,252
     383,215 Intuit, Inc.                          43,920,271
     721,589 Microsoft Corp.                       44,839,540
   1,866,852 Symantec Corp.                        44,599,094
                                               --------------
                                                  355,101,242
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 8.5%
     387,641 Apple, Inc.                           44,896,581
   1,149,649 Seagate Technology PLC                43,882,102
     669,133 Western Digital Corp.                 45,467,587
                                               --------------
                                                  134,246,270
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             TOTAL INVESTMENTS -- 99.9%        $1,569,421,349
             (Cost $1,489,529,150) (b)
             NET OTHER ASSETS AND
                LIABILITIES -- 0.1%                 1,433,368
                                               --------------
             NET ASSETS -- 100.0%              $1,570,854,717
                                               ==============

(a)   Non-income producing security.

(b) Aggregate cost for federal income tax purposes is $1,498,057,351. As of December 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $81,012,157 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $9,648,159.

ADR - American Depositary Receipt

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                        LEVEL 1        LEVEL 2        LEVEL 3
                    -------------------------------------------
Common Stocks*      $1,569,421,349  $         --   $         --
                    ===========================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at December 31, 2016.


Page 28                 See Notes to Financial Statements

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND (QQXT)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2016

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) -- 100.0%
             AIRLINES -- 1.5%
      33,803 American Airlines Group, Inc.     $    1,578,262
                                               --------------
             AUTOMOBILES -- 1.6%
       7,951 Tesla Motors, Inc. (b) (c)             1,699,049
                                               --------------
             BEVERAGES -- 1.6%
      36,181 Monster Beverage Corp. (c)             1,604,265
                                               --------------
             BIOTECHNOLOGY -- 15.3%
      13,413 Alexion Pharmaceuticals, Inc. (c)      1,641,080
      10,779 Amgen, Inc.                            1,575,998
       5,622 Biogen, Inc. (c)                       1,594,287
      18,862 BioMarin Pharmaceutical, Inc. (c)      1,562,528
      13,806 Celgene Corp. (c)                      1,598,044
      21,728 Gilead Sciences, Inc.                  1,555,942
      15,632 Incyte Corp. (c)                       1,567,421
       4,250 Regeneron Pharmaceuticals,
                Inc. (c)                            1,560,132
       9,357 Shire PLC, ADR                         1,594,246
      20,964 Vertex Pharmaceuticals, Inc. (c)       1,544,418
                                               --------------
                                                   15,794,096
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 1.5%
      13,452 Cintas Corp.                           1,554,513
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 1.6%
      15,819 SBA Communications Corp.,
                Class A (c)                         1,633,470
                                               --------------
             FOOD & STAPLES RETAILING -- 3.1%
      10,037 Costco Wholesale Corp.                 1,607,024
      18,704 Walgreens Boots Alliance, Inc.         1,547,943
                                               --------------
                                                    3,154,967
                                               --------------
             FOOD PRODUCTS -- 3.1%
      18,622 Kraft Heinz (The) Co.                  1,626,073
      36,287 Mondelez International, Inc.,
                Class A                             1,608,603
                                               --------------
                                                    3,234,676
                                               --------------
             HEALTH CARE EQUIPMENT & SUPPLIES
                -- 4.6%
      26,799 DENTSPLY SIRONA, Inc.                  1,547,106
      40,161 Hologic, Inc. (c)                      1,611,259
       2,510 Intuitive Surgical, Inc. (c)           1,591,767
                                               --------------
                                                    4,750,132
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 3.1%
      23,027 Express Scripts Holding Co. (c)        1,584,027
      10,471 Henry Schein, Inc. (c)                 1,588,556
                                               --------------
                                                    3,172,583
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 4.5%
      18,710 Marriott International, Inc.,
                Class A                             1,546,943
      36,485 Norwegian Cruise Line Holdings
                Ltd. (c)                            1,551,707
      27,923 Starbucks Corp.                        1,550,285
                                               --------------
                                                    4,648,935
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             INTERNET & DIRECT MARKETING RETAIL
                -- 12.3%
       2,124 Amazon.com, Inc. (c)              $    1,592,724
      39,269 Ctrip.com International Ltd.,
                ADR (c)                             1,570,760
      13,801 Expedia, Inc.                          1,563,377
      62,868 JD.com, Inc., ADR (c)                  1,599,362
      39,932 Liberty Interactive Corp. QVC
                Group, Class A (c)                    797,841
      20,801 Liberty Ventures, Series A (c)           766,933
      12,961 Netflix, Inc. (c)                      1,604,572
       1,085 Priceline Group (The), Inc. (c)        1,590,675
      33,989 TripAdvisor, Inc. (c)                  1,576,070
                                               --------------
                                                   12,662,314
                                               --------------
             INTERNET SOFTWARE & SERVICES
                -- 1.6%
      54,375 eBay, Inc. (c)                         1,614,394
                                               --------------
             IT SERVICES -- 6.3%
      15,965 Automatic Data Processing, Inc.        1,640,883
      15,043 Fiserv, Inc. (c)                       1,598,770
      26,291 Paychex, Inc.                          1,600,596
      40,947 PayPal Holdings, Inc. (c)              1,616,178
                                               --------------
                                                    6,456,427
                                               --------------
             LEISURE PRODUCTS -- 3.0%
      19,909 Hasbro, Inc.                           1,548,721
      55,885 Mattel, Inc.                           1,539,632
                                               --------------
                                                    3,088,353
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 1.5%
      12,289 Illumina, Inc. (c)                     1,573,483
                                               --------------
             MACHINERY -- 1.5%
      24,732 PACCAR, Inc.                           1,580,375
                                               --------------
             MEDIA -- 12.4%
       5,582 Charter Communications, Inc.,
                Class A (c)                         1,607,169
      23,047 Comcast Corp., Class A                 1,591,395
      28,356 Discovery Communications, Inc.,
                Class A (c)                           777,238
      29,252 Discovery Communications, Inc.,
                Class C (c)                           783,369
      27,569 DISH Network Corp., Class A (c)        1,597,072
      13,206 Liberty Global PLC, Class A (c)          403,972
      13,598 Liberty Global PLC, Series C (c)         403,861
      18,246 Liberty Global PLC LiLAC,
                Class A (c)                           400,682
      18,950 Liberty Global PLC LiLAC,
                Class C (c)                           401,171
     356,205 Sirius XM Holdings, Inc. (b)           1,585,112
      28,720 Twenty-First Century Fox, Inc.,
                Class A                               805,309
      29,031 Twenty-First Century Fox, Inc.,
                Class B                               791,095
      45,714 Viacom, Inc., Class B                  1,604,561
                                               --------------
                                                   12,752,006
                                               --------------


                        See Notes to Financial Statements                Page 29

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND (QQXT)

DECEMBER 31, 2016

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) (CONTINUED)
             MULTILINE RETAIL -- 1.4%
      19,122 Dollar Tree, Inc. (c)             $    1,475,836
                                               --------------
             PHARMACEUTICALS -- 1.6%
      42,571 Mylan N.V. (c)                         1,624,084
                                               --------------
             PROFESSIONAL SERVICES -- 1.5%
      19,688 Verisk Analytics, Inc. (c)             1,598,075
                                               --------------
             ROAD & RAIL -- 1.6%
      44,674 CSX Corp.                              1,605,137
                                               --------------
             SOFTWARE -- 3.1%
      44,147 Activision Blizzard, Inc.              1,594,148
      20,250 Electronic Arts, Inc. (c)              1,594,890
                                               --------------
                                                    3,189,038
                                               --------------
             SPECIALTY RETAIL -- 6.1%
       5,765 O'Reilly Automotive, Inc. (c)          1,605,034
      23,156 Ross Stores, Inc.                      1,519,034
      21,090 Tractor Supply Co.                     1,598,833
       6,143 Ulta Beauty, Inc. (c)                  1,566,096
                                               --------------
                                                    6,288,997
                                               --------------
             TRADING COMPANIES & DISTRIBUTORS
                -- 1.5%
      33,508 Fastenal Co.                           1,574,206
                                               --------------
             WIRELESS TELECOMMUNICATION
                SERVICES -- 3.1%
      28,241 T-Mobile US, Inc. (c)                  1,624,140
      63,789 Vodafone Group PLC, ADR                1,558,365
                                               --------------
                                                    3,182,505
                                               --------------
             TOTAL COMMON STOCKS -- 100.0%        103,090,178
             (Cost $102,459,563)               --------------

             MONEY MARKET FUNDS -- 2.7%
   2,755,604 Goldman Sachs Financial Square
               Treasury Obligations Fund -
               Institutional Class -
               0.39% (d) (e)                        2,755,604
      60,959 Morgan Stanley Institutional
               Liquidity Fund - Treasury
               Portfolio - Institutional
               Class - 0.38% (d)                       60,959
                                               --------------
             TOTAL MONEY MARKET FUNDS --
                2.7%                                2,816,563
             (Cost $2,816,563)                 --------------

             TOTAL INVESTMENTS -- 102.7%          105,906,741
             (Cost $105,276,126) (f)
             NET OTHER ASSETS AND
                LIABILITIES -- (2.7)%              (2,788,979)
                                               --------------
             NET ASSETS -- 100.0%              $  103,117,762
                                               ==============

(a) The industry allocation is based on Standard & Poor's Global Industry Classification Standard (GICS), and is different than the industry sector classification system used by the Index to select securities, which is the Industry Classification Benchmark (ICB) system, which is maintained by FTSE International Limited.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $2,639,470 and the total value of the collateral held by the Fund is $2,755,604.

(c)   Non-income producing security.

(d)   Interest rate shown reflects yield as of December 31, 2016.

(e)   This security serves as collateral for securities on loan.

(f) Aggregate cost for federal income tax purposes is $106,246,410. As of December 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $9,609,237 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $9,948,906.

ADR - American Depositary Receipt

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                        LEVEL 1        LEVEL 2        LEVEL 3
                     ------------------------------------------
Common Stocks*       $103,090,178   $         --   $         --
Money Market
   Funds                2,816,563             --             --
                     ------------------------------------------
Total Investments    $105,906,741   $         --   $         --
                     ==========================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at December 31, 2016.


Page 30                 See Notes to Financial Statements

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND (QQXT)

DECEMBER 31, 2016

---------------------------------

OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $    2,639,470
Non-cash Collateral(2)                             (2,639,470)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At December 31, 2016, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.


                        See Notes to Financial Statements                Page 31

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND (QCLN)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2016

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.9%
             AEROSPACE & DEFENSE -- 7.7%
      77,791 Hexcel Corp.                      $    4,001,569
                                               --------------
             AUTOMOBILES -- 8.8%
      21,433 Tesla Motors, Inc. (a) (b)             4,580,018
                                               --------------
             ELECTRICAL EQUIPMENT -- 9.1%
      16,146 Acuity Brands, Inc.                    3,727,466
     157,114 Ballard Power Systems,
                Inc. (a) (b)                          259,238
      30,179 FuelCell Energy, Inc. (a) (b)             52,813
     162,505 Plug Power, Inc. (a) (b)                 195,006
      93,409 Sunrun, Inc. (a) (b)                     496,002
                                               --------------
                                                    4,730,525
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 12.2%
     133,621 AVX Corp.                              2,088,496
      31,615 Itron, Inc. (b)                        1,987,003
      28,873 Maxwell Technologies, Inc. (a) (b)       147,830
      37,140 Universal Display Corp. (b)            2,090,982
                                               --------------
                                                    6,314,311
                                               --------------
             INDEPENDENT POWER AND RENEWABLE
                ELECTRICITY PRODUCERS -- 17.0%
      25,254 8point3 Energy Partners
                L.P. (a) (c)                          327,797
      90,170 Atlantica Yield PLC (a)                1,744,789
      48,800 NextEra Energy Partners, L.P. (c)      1,246,352
      42,436 Ormat Technologies, Inc.               2,275,418
      78,700 Pattern Energy Group, Inc.             1,494,513
     101,816 TerraForm Global, Inc., Class A          402,173
      82,353 TerraForm Power, Inc.,
                Class A (a) (b)                     1,054,942
      99,081 Vivint Solar, Inc. (a) (b)               252,657
                                               --------------
                                                    8,798,641
                                               --------------
             MORTGAGE REAL ESTATE INVESTMENT
                TRUSTS -- 1.4%
      38,970 Hannon Armstrong Sustainable
                Infrastructure Capital, Inc.          740,040
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 3.2%
      34,523 Green Plains, Inc.                       961,466
      35,661 Pacific Ethanol, Inc. (b)                338,779
      34,688 Renewable Energy Group, Inc. (b)         336,474
                                               --------------
                                                    1,636,719
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 39.0%
      35,710 Advanced Energy Industries,
                Inc. (b)                            1,955,123
      51,994 Canadian Solar, Inc. (a) (b)             633,287
      80,162 Cree, Inc. (b)                         2,115,475
      66,943 First Solar, Inc. (a) (b)              2,148,201
      28,374 IXYS Corp.                               337,651
      36,248 JA Solar Holdings Co., Ltd.,
                ADR (b)                               172,540
      20,506 JinkoSolar Holding Co., Ltd.,
                ADR (a) (b)                           312,306


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT (CONTINUED)
      74,143 Microsemi Corp. (b)               $    4,001,498
     344,600 ON Semiconductor Corp. (b)             4,397,096
      26,219 Power Integrations, Inc.               1,778,959
      36,948 SolarEdge Technologies,
                Inc. (a) (b)                          458,155
     124,541 SunPower Corp. (a) (b)                   823,216
      36,539 Veeco Instruments, Inc. (b)            1,065,112
                                               --------------
                                                   20,198,619
                                               --------------
             SOFTWARE -- 1.5%
      27,808 EnerNOC, Inc. (b)                        166,848
      46,692 Silver Spring Networks, Inc. (b)         621,470
                                               --------------
                                                      788,318
                                               --------------
             TOTAL COMMON STOCKS -- 99.9%          51,788,760
             (Cost $56,746,464)

             MONEY MARKET FUNDS -- 17.2%
   8,918,137 Goldman Sachs Financial Square
               Treasury Obligations Fund -
               Institutional Class, -
               0.39% (d) (e)                        8,918,137
             (Cost $8,918,137)                 --------------

             TOTAL INVESTMENTS -- 117.1%           60,706,897
             (Cost $65,664,601) (f)
             NET OTHER ASSETS AND
                LIABILITIES -- (17.1)%             (8,869,689)
                                               --------------
             NET ASSETS -- 100.0%              $   51,837,208
                                               ==============

(a) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $8,628,800 and the total value of the collateral held by the Fund is $8,918,137.

(b)   Non-income producing security.

(c)   Security is a Master Limited Partnership ("MLP").

(d)   Interest rate shown reflects yield as of December 31, 2016.

(e)   This security serves as collateral for securities on loan.

(f) Aggregate cost for federal income tax purposes is $66,345,460. As of December 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $8,007,675 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $13,646,238.

ADR - American Depositary Receipt


Page 32                 See Notes to Financial Statements

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND (QCLN)

DECEMBER 31, 2016

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                        LEVEL 1        LEVEL 2        LEVEL 3
                     ------------------------------------------
Common Stocks*       $ 51,788,760   $         --   $         --
Money Market
   Funds                8,918,137             --             --
                     ------------------------------------------
Total Investments    $ 60,706,897   $         --   $         --
                     ==========================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at December 31, 2016.

---------------------------------

OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $    8,628,800
Non-cash Collateral(2)                             (8,628,800)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At December 31, 2016, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.


                        See Notes to Financial Statements                Page 33

FIRST TRUST S&P REIT INDEX FUND (FRI)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2016

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.6%
             DIVERSIFIED REITS -- 7.5%
      12,112 American Assets Trust, Inc.       $      521,785
      10,946 Armada Hoffler Properties, Inc.          159,483
      37,137 Empire State Realty Trust, Inc.,
                Class A                               749,796
      17,583 First Potomac Realty Trust               192,886
      65,554 Forest City Realty Trust, Inc.,
                Class A                             1,366,145
       7,161 Gladstone Commercial Corp.               143,936
      51,339 Global Net Lease, Inc.                   401,984
     127,245 Gramercy Property Trust                1,168,109
      36,683 Investors Real Estate Trust              261,550
      21,461 iStar, Inc. (a)                          265,473
      64,344 Lexington Realty Trust                   694,915
      44,327 Liberty Property Trust                 1,750,916
      54,504 NorthStar Realty Finance Corp.           825,736
       4,490 One Liberty Properties, Inc.             112,789
       5,886 PS Business Parks, Inc.                  685,837
      19,149 Select Income REIT                       482,555
     145,820 Spirit Realty Capital, Inc.            1,583,605
      47,010 STORE Capital Corp.                    1,161,617
     293,759 VEREIT, Inc.                           2,485,201
      22,487 Washington Real Estate Investment
                Trust                                 735,100
       8,821 Whitestone REIT                          126,846
      32,051 WP Carey, Inc.                         1,893,894
                                               --------------
                                                   17,770,158
                                               --------------
             HEALTH CARE REITS -- 12.5%
      25,321 Care Capital Properties, Inc.            633,025
      19,419 CareTrust REIT, Inc.                     297,499
       3,917 Community Healthcare Trust, Inc.          90,208
     140,997 HCP, Inc.                              4,190,431
      34,946 Healthcare Realty Trust, Inc.          1,059,563
      42,741 Healthcare Trust of America, Inc.,
                Class A                             1,244,191
      11,825 LTC Properties, Inc.                     555,538
       6,304 MedEquities Realty Trust, Inc.            69,974
      96,570 Medical Properties Trust, Inc.         1,187,811
      12,013 National Health Investors, Inc.          891,004
      24,764 New Senior Investment Group, Inc.        242,440
      58,845 Omega Healthcare Investors, Inc.       1,839,495
      40,884 Physicians Realty Trust                  775,161
      28,221 Quality Care Properties, Inc. (a)        437,425
      19,679 Sabra Health Care REIT, Inc.             480,561
      71,634 Senior Housing Properties Trust        1,356,032
       3,775 Universal Health Realty Income
                Trust                                 247,602
     106,780 Ventas, Inc.                           6,675,886
     109,322 Welltower, Inc.                        7,316,921
                                               --------------
                                                   29,590,767
                                               --------------
             HOTEL & RESORT REITS -- 6.2%
      47,149 Apple Hospitality REIT, Inc.             942,037
       7,832 Ashford Hospitality Prime, Inc.          106,907
      24,075 Ashford Hospitality Trust, Inc.          186,822
      11,571 Chatham Lodging Trust                    237,784


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             HOTEL & RESORT REITS (CONTINUED)
      18,126 Chesapeake Lodging Trust          $      468,738
      60,402 DiamondRock Hospitality Co.              696,435
      38,645 FelCor Lodging Trust, Inc.               309,546
      12,614 Hersha Hospitality Trust                 271,201
      49,532 Hospitality Properties Trust           1,572,146
     223,106 Host Hotels & Resorts, Inc.            4,203,317
      34,103 LaSalle Hotel Properties               1,039,118
      21,729 Pebblebrook Hotel Trust                  646,438
      37,481 RLJ Lodging Trust                        917,910
      15,381 Ryman Hospitality Properties, Inc.       969,157
      26,345 Summit Hotel Properties, Inc.            422,310
      65,291 Sunstone Hotel Investors, Inc.           995,688
      32,235 Xenia Hotels & Resorts, Inc.             626,004
                                               --------------
                                                   14,611,558
                                               --------------
             INDUSTRIAL REITS -- 6.8%
      27,448 DCT Industrial Trust, Inc.             1,314,210
     106,955 Duke Realty Corp.                      2,840,725
       9,874 EastGroup Properties, Inc.               729,096
      35,256 First Industrial Realty Trust, Inc. 988,931 21,078 Monmouth Real Estate Investment
                Corp.                                 321,229
     159,399 Prologis, Inc.                         8,414,673
      19,915 Rexford Industrial Realty, Inc.          461,829
      22,795 STAG Industrial, Inc.                    544,117
      13,998 Terreno Realty Corp.                     398,803
                                               --------------
                                                   16,013,613
                                               --------------
             OFFICE REITS -- 13.6%
      23,946 Alexandria Real Estate Equities,
                Inc.                                2,661,119
      46,371 Boston Properties, Inc.                5,832,544
      52,811 Brandywine Realty Trust                  871,910
       6,177 City Office REIT, Inc.                    81,351
      37,232 Columbia Property Trust, Inc.            804,211
      28,578 Corporate Office Properties Trust        892,205
     103,205 Cousins Properties, Inc.                 878,275
      43,406 Douglas Emmett, Inc.                   1,586,923
       7,256 Easterly Government Properties,
                Inc.                                  145,265
      37,852 Equity Commonwealth (a)                1,144,644
      32,333 Franklin Street Properties Corp.         419,036
      21,462 Government Properties Income
                Trust                                 409,173
      30,222 Highwoods Properties, Inc.             1,541,624
      36,782 Hudson Pacific Properties, Inc.        1,279,278
      27,803 Kilroy Realty Corp.                    2,035,736
      27,045 Mack-Cali Realty Corp.                   784,846
      50,013 New York REIT, Inc.                      506,132
      16,899 NorthStar Realty Europe Corp.            212,420
      12,883 Parkway, Inc. (a)                        286,647
      43,791 Piedmont Office Realty Trust, Inc.,
                Class A                               915,670
      30,554 SL Green Realty Corp.                  3,286,083
      14,398 Tier REIT, Inc.                          250,381
      51,860 Vornado Realty Trust                   5,412,628
                                               --------------
                                                   32,238,101
                                               --------------


Page 34                 See Notes to Financial Statements

FIRST TRUST S&P REIT INDEX FUND (FRI)

DECEMBER 31, 2016

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             RESIDENTIAL REITS -- 16.5%
      39,837 American Campus Communities,
                Inc.                           $    1,982,687
      65,256 American Homes 4 Rent, Class A         1,369,071
      47,308 Apartment Investment &
                Management Co., Class A             2,150,149
      41,410 AvalonBay Communities, Inc.            7,335,781
       5,899 Bluerock Residential Growth
                REIT, Inc.                             80,934
      26,377 Camden Property Trust                  2,217,514
      14,997 Colony Starwood Homes                    432,064
      22,030 Education Realty Trust, Inc.             931,869
      24,180 Equity LifeStyle Properties, Inc.      1,743,378
     110,264 Equity Residential                     7,096,591
      19,759 Essex Property Trust, Inc.             4,593,967
      17,895 Independence Realty Trust, Inc.          159,623
      34,233 Mid-America Apartment
                Communities, Inc.                   3,352,095
      50,311 Monogram Residential Trust, Inc.         544,365
       5,269 NexPoint Residential Trust, Inc.         117,709
       7,450 Preferred Apartment Communities,
                Inc., Class A                         111,080
      10,669 Silver Bay Realty Trust Corp.            182,867
      20,037 Sun Communities, Inc.                  1,535,035
      80,589 UDR, Inc.                              2,939,887
       7,870 UMH Properties, Inc.                     118,444
                                               --------------
                                                   38,995,110
                                               --------------
             RETAIL REITS -- 23.0%
      24,384 Acadia Realty Trust                      796,869
       7,890 Agree Realty Corp.                       363,335
       1,064 Alexander's, Inc.                        454,190
      78,920 Brixmor Property Group, Inc.           1,927,226
      51,504 CBL & Associates Properties, Inc.        592,296
      22,894 Cedar Realty Trust, Inc.                 149,498
      92,772 DDR Corp.                              1,416,628
      28,008 Equity One, Inc.                         859,566
      21,644 Federal Realty Investment Trust        3,075,829
     176,081 General Growth Properties, Inc.        4,398,503
       7,982 Getty Realty Corp.                       203,461
     128,167 Kimco Realty Corp.                     3,224,682
      25,192 Kite Realty Group Trust                  591,508
      36,403 Macerich (The) Co.                     2,578,789
      44,368 National Retail Properties, Inc.       1,961,066
      20,971 Pennsylvania Real Estate
                Investment Trust                      397,610
      23,899 Ramco-Gershenson Properties
                Trust                                 396,245
      77,983 Realty Income Corp.                    4,482,463
      31,508 Regency Centers Corp.                  2,172,477
      32,957 Retail Opportunity Investments
                Corp.                                 696,381
      71,583 Retail Properties of America, Inc.,
                Class A                             1,097,367
       3,551 Saul Centers, Inc.                       236,532
       6,856 Seritage Growth Properties,
                Class A                               292,820
      94,757 Simon Property Group, Inc.            16,835,476


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             RETAIL REITS (CONTINUED)
      28,972 Tanger Factory Outlet Centers,
                Inc.                           $    1,036,618
      18,222 Taubman Centers, Inc.                  1,347,152
      27,671 Urban Edge Properties                    761,229
       8,699 Urstadt Biddle Properties, Inc.,
                Class A                               209,733
      55,913 Washington Prime Group, Inc.             582,054
      35,530 Weingarten Realty Investors            1,271,619
      20,494 Wheeler Real Estate Investment
                Trust, Inc.                            34,840
                                               --------------
                                                   54,444,062
                                               --------------
             SPECIALIZED REITS -- 13.5%
      35,447 CoreCivic, Inc.                          867,034
      10,220 CoreSite Realty Corp.                    811,161
      54,289 CubeSmart                              1,453,317
      22,411 CyrusOne, Inc.                         1,002,444
      47,926 Digital Realty Trust, Inc.             4,709,209
      22,791 DuPont Fabros Technology, Inc.         1,001,209
      19,184 EPR Properties                         1,376,836
      37,938 Extra Space Storage, Inc.              2,930,331
       5,229 Farmland Partners, Inc.                   58,356
      18,060 Four Corners Property Trust, Inc.        370,591
      58,714 Gaming and Leisure Properties, Inc.    1,797,823
      22,622 GEO Group (The), Inc.                    812,808
      73,884 Iron Mountain, Inc.                    2,399,752
      13,994 Life Storage, Inc.                     1,193,128
      12,185 National Storage Affiliates Trust        268,923
      44,981 Public Storage                        10,053,253
      14,387 QTS Realty Trust, Inc., Class A          714,315
                                               --------------
                                                   31,820,490
                                               --------------
             TOTAL INVESTMENTS -- 99.6%           235,483,859
             (Cost $251,198,444) (b)
             NET OTHER ASSETS AND
                LIABILITIES -- 0.4%                   941,861
                                               --------------
             NET ASSETS -- 100.0%              $  236,425,720
                                               ==============

(a)   Non-income producing security.

(b) Aggregate cost for federal income tax purposes is $253,109,805. As of December 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $4,482,927 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $22,108,873.


                        See Notes to Financial Statements                Page 35

FIRST TRUST S&P REIT INDEX FUND (FRI)

DECEMBER 31, 2016

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                        LEVEL 1        LEVEL 2        LEVEL 3
                     ------------------------------------------
Common Stocks*       $235,483,859   $         --   $         --
                     ==========================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at December 31, 2016.


Page 36                 See Notes to Financial Statements

FIRST TRUST WATER ETF (FIW)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2016

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.7%
             BUILDING PRODUCTS -- 2.0%
     214,470 Advanced Drainage Systems, Inc.   $    4,418,082
                                               --------------
             CHEMICALS -- 9.8%
      78,420 Ashland Global Holdings, Inc.          8,570,522
     250,215 Calgon Carbon Corp.                    4,253,655
      75,999 Ecolab, Inc.                           8,908,603
                                               --------------
                                                   21,732,780
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 3.0%
     157,352 Tetra Tech, Inc.                       6,789,739
                                               --------------
             CONSTRUCTION & ENGINEERING
                -- 8.6%
     199,730 AECOM (a)                              7,262,183
     110,710 Aegion Corp. (a)                       2,623,827
     272,816 Layne Christensen Co. (a)              2,965,510
      44,198 Valmont Industries, Inc.               6,227,498
                                               --------------
                                                   19,079,018
                                               --------------
             DIVERSIFIED FINANCIAL SERVICES
                -- 1.2%
     182,865 PICO Holdings, Inc. (a)                2,770,405
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 5.0%
     118,933 Badger Meter, Inc.                     4,394,574
     106,902 Itron, Inc. (a)                        6,718,791
                                               --------------
                                                   11,113,365
                                               --------------
             HEALTH CARE EQUIPMENT & SUPPLIES
                -- 8.2%
     117,258 Danaher Corp.                          9,127,362
      77,451 IDEXX Laboratories, Inc. (a)           9,082,679
                                               --------------
                                                   18,210,041
                                               --------------
             INDUSTRIAL CONGLOMERATES -- 4.1%
      49,289 Roper Technologies, Inc.               9,023,830
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 4.1%
     197,795 Agilent Technologies, Inc.             9,011,540
                                               --------------
             MACHINERY -- 34.5%
     104,897 Crane Co.                              7,565,172
     264,007 Energy Recovery, Inc. (a) (b)          2,732,472
     154,934 Flowserve Corp.                        7,444,579
     108,506 Franklin Electric Co., Inc.            4,220,883
      88,247 Gorman-Rupp (The) Co.                  2,731,245
      97,705 IDEX Corp.                             8,799,312
      51,815 Lindsay Corp. (b)                      3,865,917
     171,710 Mueller Industries, Inc.               6,861,532
     325,903 Mueller Water Products, Inc.,
                Class A                             4,337,769
     152,024 Pentair PLC                            8,523,986
     219,719 Rexnord Corp. (a)                      4,304,295
      97,286 Watts Water Technologies, Inc.,
                Class A                             6,343,047
     177,892 Xylem, Inc.                            8,809,212
                                               --------------
                                                   76,539,421
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             WATER UTILITIES -- 19.2%
     100,547 American States Water Co.         $    4,580,921
     125,416 American Water Works Co., Inc.         9,075,102
     266,218 Aqua America, Inc.                     7,997,189
     279,204 Cadiz, Inc. (a) (b)                    3,490,050
     131,202 California Water Service Group         4,447,748
     971,291 Cia de Saneamento Basico do
                Estado de Sao Paulo, ADR            8,430,806
      80,772 SJW Group                              4,521,616
                                               --------------
                                                   42,543,432
                                               --------------
             TOTAL COMMON STOCKS -- 99.7%         221,231,653
             (Cost $196,363,310)               --------------

             MONEY MARKET FUNDS -- 2.5%
   4,881,399 Goldman Sachs Financial Square
               Treasury Obligations Fund -
               Institutional Class -
               0.39% (c) (d)                        4,881,399
     628,071 Morgan Stanley Institutional
               Liquidity Funds - Treasury
               Portfolio - Institutional
               Class - 0.38% (c)                      628,071
                                               --------------
             TOTAL MONEY MARKET FUNDS --
                2.5%                                5,509,470
             (Cost $5,509,470)                 --------------

             TOTAL INVESTMENTS -- 102.2%          226,741,123
             (Cost $201,872,780) (e)
             NET OTHER ASSETS AND
                LIABILITIES -- (2.2)%              (4,949,964)
                                               --------------
             NET ASSETS -- 100.0%              $  221,791,159
                                               ==============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $4,759,859 and the total value of the collateral held by the Fund is $4,881,399.

(c)   Interest rate shown reflects yield as of December 31, 2016.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for federal income tax purposes is $203,979,383. As of December 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $26,335,111 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $3,573,371.

ADR - American Depositary Receipt


                        See Notes to Financial Statements                Page 37

FIRST TRUST WATER ETF (FIW)

DECEMBER 31, 2016

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                        LEVEL 1        LEVEL 2        LEVEL 3
                     ------------------------------------------
Common Stocks*       $221,231,653   $         --   $         --
Money Market
   Funds                5,509,470             --             --
                     ------------------------------------------
Total Investments    $226,741,123   $         --   $         --
                     ==========================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at December 31, 2016.

---------------------------------

OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $    4,759,859
Non-cash Collateral(2)                             (4,759,859)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At December 31, 2016, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.


Page 38                 See Notes to Financial Statements

FIRST TRUST NATURAL GAS ETF (FCG)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2016

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             ENERGY EQUIPMENT & SERVICES
                -- 0.7%
      62,928 Unit Corp. (a)                    $    1,690,875
                                               --------------
             GAS UTILITIES -- 2.1%
      92,605 National Fuel Gas Co.                  5,245,147
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 97.2%
     225,027 Anadarko Petroleum Corp.              15,691,133
     328,143 Antero Resources Corp. (a)             7,760,582
     490,253 Cabot Oil & Gas Corp.                 11,452,310
   1,288,801 Chesapeake Energy Corp. (a)            9,047,383
      95,306 Cimarex Energy Co.                    12,952,085
     103,090 Concho Resources, Inc. (a)            13,669,734
     139,659 Continental Resources, Inc. (a)        7,198,025
     317,596 Devon Energy Corp.                    14,504,609
     182,707 Enbridge Energy Partners, L.P. (b)     4,655,374
     955,960 Encana Corp.                          11,222,970
     210,857 Enerplus Corp.                         1,998,924
     172,739 EQT Corp.                             11,297,131
      39,835 EQT Midstream Partners, L.P. (b)       3,054,548
     152,064 Golar LNG Ltd. (c)                     3,488,348
     136,910 Gulfport Energy Corp. (a)              2,962,732
     343,349 Kinder Morgan, Inc.                    7,110,758
     132,875 Matador Resources Co. (a)              3,422,860
     220,417 Newfield Exploration Co. (a)           8,926,889
     358,402 Noble Energy, Inc.                    13,640,780
      15,047 NuStar Energy, L.P. (b)                  749,341
     120,804 ONEOK Partners, L.P. (b)               5,195,780
      65,676 PDC Energy, Inc. (a)                   4,766,764
     349,953 QEP Resources, Inc. (a)                6,442,635
     287,033 Range Resources Corp.                  9,862,454
     187,620 Rice Energy, Inc. (a)                  4,005,687
      94,231 SM Energy Co.                          3,249,085
     742,170 Southwestern Energy Co. (a)            8,030,279
     159,422 Spectra Energy Corp.                   6,550,650
      31,829 Spectra Energy Partners, L.P. (b)      1,459,041
     539,995 Statoil ASA, ADR                       9,849,509
     231,072 Synergy Resources Corp. (a)            2,058,852
      23,642 Vermilion Energy, Inc. (c)               996,983
      40,402 Western Gas Partners, L.P. (b)         2,374,022
     168,696 Williams Partners, L.P. (b)            6,415,509
     551,765 WPX Energy, Inc. (a)                   8,039,216
                                               --------------
                                                  244,102,982
                                               --------------
             TOTAL COMMON STOCKS -- 100.0%        251,039,004
             (Cost $239,912,124)               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             MONEY MARKET FUNDS -- 1.0%
   2,273,810 Goldman Sachs Financial Square
               Treasury Obligations Fund -
               Institutional Class -
               0.39% (d) (e)                   $    2,273,810
     142,544 Morgan Stanley Institutional
               Liquidity Funds - Treasury
               Portfolio -Institutional
               Class - 0.38% (d)                      142,544
                                               --------------
             TOTAL MONEY MARKET FUNDS --
                1.0%                                2,416,354
             (Cost $2,416,354)                 --------------

             TOTAL INVESTMENTS -- 101.0%          253,455,358
             (Cost $242,328,478) (f)
             NET OTHER ASSETS AND
                LIABILITIES -- (1.0)%              (2,431,360)
                                               --------------
             NET ASSETS -- 100.0%              $  251,023,998
                                               ==============

(a)   Non-income producing security.

(b)   Security is a Master Limited Partnership ("MLP").

(c) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $2,188,314 and the total value of the collateral held by the Fund is $2,273,810.

(d)   Interest rate shown reflects yield as of December 31, 2016.

(e)   This security serves as collateral for securities on loan.

(f) Aggregate cost for federal income tax purposes is $251,500,515. As of December 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $17,095,249 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $15,140,406.

ADR - American Depositary Receipt


                        See Notes to Financial Statements                Page 39

FIRST TRUST NATURAL GAS ETF (FCG)

DECEMBER 31, 2016

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                        LEVEL 1        LEVEL 2        LEVEL 3
                     ------------------------------------------
Common Stocks*       $251,039,004   $         --   $         --
Money Market
   Funds                2,416,354             --             --
                     ------------------------------------------
Total Investments    $253,455,358   $         --   $         --
                     ==========================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at December 31, 2016.

---------------------------------

OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $    2,188,314
Non-cash Collateral(2)                             (2,188,314)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At December 31, 2016, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.


Page 40                 See Notes to Financial Statements

FIRST TRUST CHINDIA ETF (FNI)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2016

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             AUTOMOBILES -- 4.2%
     162,209 Tata Motors Ltd., ADR             $    5,578,367
                                               --------------
             BANKS -- 13.9%
     151,903 HDFC Bank Ltd., ADR                    9,217,474
   1,208,749 ICICI Bank Ltd., ADR                   9,053,530
                                               --------------
                                                   18,271,004
                                               --------------
             BIOTECHNOLOGY -- 1.5%
      34,829 BeiGene Ltd., ADR (a)                  1,057,409
       8,143 China Biologic Products, Inc. (a)        875,535
                                               --------------
                                                    1,932,944
                                               --------------
             CAPITAL MARKETS -- 0.7%
      40,817 Noah Holdings Ltd., ADR (a) (b)          895,117
                                               --------------
             DIVERSIFIED CONSUMER SERVICES
                -- 2.1%
      21,809 New Oriental Education &
                Technology Group, Inc., ADR (a)       918,159
      39,821 Nord Anglia Education, Inc. (a) (b)      927,829
      13,041 TAL Education Group, ADR (a)             914,826
                                               --------------
                                                    2,760,814
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 1.4%
      19,439 China Telecom Corp., Ltd., ADR           896,721
      76,399 China Unicom (Hong Kong) Ltd.,
                ADR (b)                               882,408
                                               --------------
                                                    1,779,129
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 0.7%
      47,156 Hollysys Automation Technologies
                Ltd.                                  863,898
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 1.4%
      18,375 China Lodging Group Ltd.,
                ADR (a)                               952,560
      55,630 Melco Crown Entertainment Ltd.,
                ADR                                   884,517
                                               --------------
                                                    1,837,077
                                               --------------
             INDEPENDENT POWER AND RENEWABLE
                ELECTRICITY PRODUCERS -- 0.7%
      36,806 Huaneng Power International, Inc.,
                ADR (b)                               958,428
                                               --------------
             INSURANCE -- 0.6%
      66,387 China Life Insurance Co., Ltd.,
                ADR (b)                               854,401
                                               --------------
             INTERNET & DIRECT MARKETING
                RETAIL -- 15.4%
     126,914 Ctrip.com International Ltd.,
                ADR (a)                             5,076,560
     359,381 JD.com, Inc., ADR (a)                  9,142,653
     111,802 MakeMyTrip Ltd. (a) (b)                2,482,005
      31,578 Qunar Cayman Islands Ltd.,
                ADR (a) (b)                           951,445
     230,239 Vipshop Holdings Ltd., ADR (a)         2,534,931
                                               --------------
                                                   20,187,594
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             INTERNET SOFTWARE & SERVICES
                -- 28.1%
     111,849 21Vianet Group, Inc., ADR (a) (b) $      784,061
      28,389 58.com, Inc., ADR (a)                    794,892
     103,408 Alibaba Group Holding Ltd.,
                ADR (a)                             9,080,256
      34,400 Autohome, Inc., ADR (a)                  869,632
      56,468 Baidu, Inc., ADR (a)                   9,283,904
      77,461 Baozun, Inc., ADR (a) (b)                934,954
      47,894 Bitauto Holdings Ltd., ADR (a) (b)       907,112
     320,052 Fang Holdings Ltd., ADR (a) (b)        1,049,771
      46,214 Momo, Inc., ADR (a) (b)                  849,413
      24,656 NetEase, Inc., ADR                     5,309,423
      38,192 SINA Corp. (a)                         2,321,692
      25,777 Sohu.com, Inc. (a)                       873,583
      56,881 Weibo Corp., ADR (a) (b)               2,309,369
      33,714 Yirendai Ltd., ADR (a)                   698,554
      21,222 YY, Inc., ADR (a)                        836,571
                                               --------------
                                                   36,903,187
                                               --------------
             IT SERVICES -- 13.9%
     654,396 Infosys Ltd., ADR                      9,704,693
     590,139 Wipro Ltd., ADR (b)                    5,712,545
     103,103 WNS (Holdings) Ltd., ADR (a)           2,840,488
                                               --------------
                                                   18,257,726
                                               --------------
             MARINE -- 0.7%
      97,265 Seaspan Corp.                            889,002
                                               --------------
             METALS & MINING -- 1.8%
     194,905 Vedanta Ltd., ADR                      2,420,720
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 2.1%
      13,201 China Petroleum & Chemical
                Corp., ADR                            937,535
       7,152 CNOOC Ltd., ADR                          886,562
      13,408 PetroChina Co., Ltd., ADR                988,170
                                               --------------
                                                    2,812,267
                                               --------------
             PHARMACEUTICALS -- 4.1%
     118,229 Dr. Reddy's Laboratories Ltd.,
                ADR                                 5,353,409
                                               --------------
             PROFESSIONAL SERVICES -- 0.7%
      27,468 51job, Inc., ADR (a) (b)                 928,418
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 0.7%
      96,472 Trina Solar Ltd., ADR (a)                897,190
                                               --------------
             SOFTWARE -- 1.3%
      40,993 Changyou.com Ltd., ADR (a)               869,871
      94,358 Cheetah Mobile, Inc., ADR (a)            902,063
                                               --------------
                                                    1,771,934
                                               --------------
             WIRELESS TELECOMMUNICATION
                SERVICES -- 4.0%
     101,583 China Mobile Ltd., ADR                 5,325,997
                                               --------------
             TOTAL COMMON STOCKS -- 100.0%        131,478,623
             (Cost $142,014,959)               --------------


                        See Notes to Financial Statements                Page 41

FIRST TRUST CHINDIA ETF (FNI)

DECEMBER 31, 2016

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             MONEY MARKET FUNDS -- 9.6%
  12,642,507 Goldman Sachs Financial Square
               Treasury Obligations Fund -
               Institutional Class -
               0.39% (c) (d)                   $   12,642,507
             (Cost $12,642,507)                --------------

             TOTAL INVESTMENTS -- 109.6%          144,121,130
             (Cost $154,657,466) (e)
             NET OTHER ASSETS AND
                LIABILITIES -- (9.6)%             (12,655,283)
                                               --------------
             NET ASSETS -- 100.0%              $  131,465,847
                                               ==============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $12,367,307 and the total value of the collateral held by the Fund is $12,642,507.

(c)   Interest rate shown reflects yield as of December 31, 2016.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for federal income tax purposes is $155,886,271. As of December 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $7,752,714 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $19,517,855.

ADR - American Depositary Receipt

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                        LEVEL 1        LEVEL 2        LEVEL 3
                     ------------------------------------------
Common Stocks*       $131,478,623   $         --   $         --
Money Market
   Funds               12,642,507             --             --
                     ------------------------------------------
Total Investments    $144,121,130   $         --   $         --
                     ==========================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at December 31, 2016.

COUNTRY ALLOCATION AS A PERCENTAGE OF NET ASSETS**:
----------------------------------------------------
Cayman Islands                                 48.6%
India                                          35.8
United States                                  10.9
Hong Kong                                       5.4
China                                           3.5
Jersey                                          2.2
Mauritius                                       1.9
Marshall Islands                                0.7
Virgin Islands                                  0.6
Net Other Assets and Liabilities               (9.6)
                                             -------
                                              100.0%
                                             =======

** Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index.


Page 42                 See Notes to Financial Statements

FIRST TRUST CHINDIA ETF (FNI)

DECEMBER 31, 2016


---------------------------------

OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $   12,367,307
Non-cash Collateral(2)                            (12,367,307)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at Value", is not offset and is shown on a gross basis.

(2) At December 31, 2016, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.


                        See Notes to Financial Statements                Page 43

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (QABA)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2016

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             BANKS -- 87.4%
      43,645 1st Source Corp.                  $    1,949,186
      17,901 Access National Corp. (a)                496,932
      21,776 Allegiance Bancshares, Inc. (b)          787,202
      58,921 Ameris Bancorp                         2,568,956
      22,726 Arrow Financial Corp.                    920,403
      42,213 Atlantic Capital Bancshares,
                Inc. (b)                              802,047
      26,507 BancFirst Corp.                        2,466,476
      93,337 Bancorp (The), Inc. (b)                  733,629
      10,336 Bank of Marin Bancorp                    720,936
     204,406 Bank of the Ozarks, Inc.              10,749,712
      56,396 Banner Corp.                           3,147,461
      45,187 Blue Hills Bancorp, Inc.                 847,256
      87,988 BNC Bancorp                            2,806,817
     111,208 BOK Financial Corp.                    9,234,712
     140,257 Boston Private Financial Holdings,
                Inc.                                2,321,253
      32,220 Bridge Bancorp, Inc.                   1,221,138
     119,007 Brookline Bancorp, Inc.                1,951,715
      28,540 Bryn Mawr Bank Corp.                   1,202,961
      26,055 Camden National Corp.                  1,158,145
      44,516 Capital Bank Financial Corp.,
                Class A                             1,747,253
      21,175 Carolina Financial Corp.                 651,978
     133,105 Cathay General Bancorp                 5,061,983
      81,018 CenterState Banks, Inc.                2,039,223
      20,484 Central Valley Community Bancorp         408,861
     119,029 Chemical Financial Corp.               6,447,801
      25,325 City Holding Co.                       1,711,970
      70,008 CoBiz Financial, Inc.                  1,182,435
      97,931 Columbia Banking System, Inc.          4,375,557
     171,074 Commerce Bancshares, Inc.              9,889,788
      29,729 Community Trust Bancorp, Inc.          1,474,558
      51,064 ConnectOne Bancorp, Inc.               1,325,111
      29,826 CU Bancorp (b)                         1,067,771
     182,448 CVB Financial Corp.                    4,183,533
      56,744 Eagle Bancorp, Inc. (b)                3,458,547
     243,240 East West Bancorp, Inc.               12,363,889
      33,765 Enterprise Financial Services Corp.    1,451,895
      12,669 Farmers Capital Bank Corp.               532,731
      45,637 Farmers National Banc Corp.              648,045
      44,105 Fidelity Southern Corp.                1,043,965
      24,508 Financial Institutions, Inc.             838,174
      33,946 First Bancorp                            921,294
      64,464 First Busey Corp.                      1,984,202
      18,570 First Citizens BancShares, Inc.,
                Class A                             6,592,350
      28,666 First Community Bancshares, Inc.         863,993
     104,532 First Financial Bancorp                2,973,935
     111,470 First Financial Bankshares,
                Inc. (a)                            5,038,444
      20,562 First Financial Corp.                  1,085,674
      27,546 First Foundation, Inc. (b)               785,061
      36,209 First Interstate BancSystem, Inc.,
                Class A                             1,540,693
      68,854 First Merchants Corp.                  2,592,353
      21,020 First MID-Illinois Bancshares, Inc.      714,680


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             BANKS (CONTINUED)
     137,216 First Midwest Bancorp, Inc.       $    3,461,960
      39,661 First of Long Island (The) Corp.       1,132,322
      48,288 Flushing Financial Corp.               1,419,184
     292,354 Fulton Financial Corp.                 5,496,255
      25,746 German American Bancorp, Inc.          1,354,497
     129,117 Glacier Bancorp, Inc.                  4,677,909
      23,502 Great Southern Bancorp, Inc.           1,284,384
      62,192 Green Bancorp, Inc. (b)                  945,318
      47,833 Guaranty Bancorp                       1,157,559
     130,887 Hancock Holding Co.                    5,641,230
      54,451 Hanmi Financial Corp.                  1,900,340
      43,974 Heartland Financial USA, Inc.          2,110,752
      63,991 Heritage Commerce Corp.                  923,390
      50,529 Heritage Financial Corp.               1,301,122
     236,960 Home BancShares, Inc.                  6,580,379
      30,375 HomeTrust Bancshares, Inc. (b)           786,713
     228,176 Hope Bancorp, Inc.                     4,994,773
      37,398 Horizon Bancorp                        1,047,144
      69,305 IBERIABANK Corp.                       5,804,294
      44,424 Independent Bank Corp./MA              3,129,671
      35,848 Independent Bank Corp./MI                777,902
      31,164 Independent Bank Group, Inc.           1,944,634
     111,299 International Bancshares Corp.         4,540,999
     521,857 Investors Bancorp, Inc.                7,279,905
      74,986 Lakeland Bancorp, Inc.                 1,462,227
      42,320 Lakeland Financial Corp.               2,004,275
      80,608 LegacyTexas Financial Group, Inc.      3,470,981
      49,789 Live Oak Bancshares, Inc.                921,097
      40,548 MainSource Financial Group, Inc.       1,394,851
     141,016 MB Financial, Inc.                     6,660,186
      38,364 MBT Financial Corp.                      435,431
      27,506 Mercantile Bank Corp.                  1,036,976
      11,618 Merchants Bancshares, Inc.               629,696
      26,008 Midland States Bancorp, Inc.             940,969
      19,293 MidWestOne Financial Group, Inc.         725,417
      18,444 National Commerce Corp. (b)              685,195
      72,825 NBT Bancorp, Inc.                      3,049,911
      14,417 Nicolet Bankshares, Inc. (b)             687,547
     227,756 Old National Bancorp                   4,133,771
      49,864 Old Second Bancorp, Inc.                 550,997
      54,465 Opus Bank                              1,636,673
      38,139 Pacific Continental Corp.                833,337
      46,660 Pacific Premier Bancorp, Inc. (b)      1,649,431
     202,944 PacWest Bancorp                       11,048,271
      89,936 Park Sterling Corp.                      970,409
      28,594 Peapack-Gladstone Financial Corp.        882,983
      30,702 Peoples Bancorp, Inc.                    996,587
      30,020 People's Utah Bancorp                    806,037
      77,915 Pinnacle Financial Partners, Inc.      5,399,510
     175,098 Popular, Inc.                          7,672,794
      23,947 Preferred Bank                         1,255,302
      22,058 QCR Holdings, Inc.                       955,111
      71,036 Renasant Corp.                         2,999,140
      31,413 Republic Bancorp, Inc., Class A        1,242,070
      58,910 S&T Bancorp, Inc.                      2,299,846
      40,307 Sandy Spring Bancorp, Inc.             1,611,877


Page 44                 See Notes to Financial Statements

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (QABA)
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2016

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             BANKS (CONTINUED)
      64,157 Seacoast Banking Corp.
                of Florida (b)                 $    1,415,303
      88,774 ServisFirst Bancshares, Inc.           3,323,699
      23,266 Sierra Bancorp                           618,643
      52,759 Simmons First National Corp.,
                Class A                             3,278,972
      40,866 South State Corp.                      3,571,688
      44,349 Southside Bancshares, Inc.             1,670,627
      31,522 Southwest Bancorp, Inc.                  914,138
      62,234 State Bank Financial Corp.             1,671,605
      38,089 Stock Yards Bancorp, Inc.              1,788,279
      23,942 Stonegate Bank                           999,100
      31,885 Sun Bancorp, Inc.                        829,010
      82,687 Texas Capital Bancshares, Inc. (b)     6,482,661
     105,264 TowneBank                              3,500,028
      38,516 TriCo Bancshares                       1,316,477
      47,823 TriState Capital Holdings, Inc. (b)    1,056,888
      30,549 Triumph Bancorp, Inc. (b)                798,856
     114,106 Trustmark Corp.                        4,067,879
      83,622 UMB Financial Corp.                    6,448,929
     371,544 Umpqua Holdings Corp.                  6,977,596
      73,492 Union Bankshares Corp.                 2,626,604
     128,995 United Bankshares, Inc.                5,966,019
     119,565 United Community Banks, Inc.           3,541,515
      44,841 Univest Corp. of Pennsylvania          1,385,587
      28,888 Washington Trust Bancorp, Inc.         1,619,172
      74,003 WesBanco, Inc.                         3,186,569
      43,317 Westamerica Bancorporation             2,725,939
      87,353 Wintrust Financial Corp.               6,339,207
      38,961 Xenith Bankshares, Inc. (b)            1,098,700
                                               --------------
                                                  353,045,915
                                               --------------
             IT SERVICES -- 0.3%
      18,853 Cass Information Systems, Inc.         1,387,015
                                               --------------
             THRIFTS & MORTGAGE FINANCE
                -- 12.3%
      77,058 Bank Mutual Corp.                        728,198
     128,089 Beneficial Bancorp, Inc.               2,356,838
     106,801 BofI Holding, Inc. (a) (b)             3,049,168
     232,647 Capitol Federal Financial, Inc.        3,829,370
      38,888 Clifton Bancorp, Inc.                    657,985
      63,348 Dime Community Bancshares, Inc.        1,273,295
      15,152 First Defiance Financial Corp.           768,812
       3,600 Hingham Institution for Savings          708,408
      41,903 HomeStreet, Inc. (b)                   1,324,135
     149,359 Kearny Financial Corp.                 2,322,532
      90,626 Meridian Bancorp, Inc.                 1,712,831
      14,381 Meta Financial Group, Inc.             1,479,805
      81,551 Northfield Bancorp, Inc.               1,628,573
     170,924 Northwest Bancshares, Inc.             3,081,760
      43,620 OceanFirst Financial Corp.             1,309,909
      76,339 Oritani Financial Corp.                1,431,356
      16,477 Territorial Bancorp, Inc.                541,105
     478,285 TFS Financial Corp.                    9,106,546
     161,477 TrustCo Bank Corp. NY                  1,412,924
      78,540 United Community Financial Corp.         702,148


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             THRIFTS & MORTGAGE FINANCE
                (CONTINUED)
      85,227 United Financial Bancorp, Inc.    $    1,547,722
     150,302 Washington Federal, Inc.               5,162,874
      49,584 Waterstone Financial, Inc.               912,346
      52,851 WSFS Financial Corp.                   2,449,644
                                               --------------
                                                   49,498,284
                                               --------------
             TOTAL COMMON STOCKS -- 100.0%        403,931,214
             (Cost $343,053,244)

             MONEY MARKET FUNDS -- 1.2%
   4,968,211 Goldman Sachs Financial Square
               Treasury Obligations Fund -
               Institutional Class -
               0.39% (c) (d)                        4,968,211
             (Cost $4,968,211)                 --------------

             TOTAL INVESTMENTS -- 101.2%          408,899,425
             (Cost $348,021,455) (e)
             NET OTHER ASSETS AND
                LIABILITIES -- (1.2)%              (4,876,551)
                                               --------------
             NET ASSETS -- 100.0%              $  404,022,874
                                               ==============

(a) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $4,823,735 and the total value of the collateral held by the Fund is $4,968,211.

(b)   Non-income producing security.

(c)   Interest rate shown reflects yield as of December 31, 2016.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for federal income tax purposes is $349,873,996. As of December 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $59,356,527 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $331,098.


                        See Notes to Financial Statements                Page 45

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (QABA)

DECEMBER 31, 2016

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                        LEVEL 1        LEVEL 2        LEVEL 3
                     ------------------------------------------
Common Stocks*       $403,931,214   $         --   $         --
Money Market
   Funds                4,968,211             --             --
                     ------------------------------------------
Total Investments    $408,899,425   $         --   $         --
                     ==========================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at December 31, 2016.

---------------------------------

OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $    4,823,735
Non-cash Collateral(2)                             (4,823,735)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At December 31, 2016, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.


Page 46                 See Notes to Financial Statements

                      This page intentionally left blank.

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2016

                                                                            FIRST TRUST                           FIRST TRUST
                                                                             NASDAQ-100        FIRST TRUST         NASDAQ-100
                                                                               EQUAL           NASDAQ-100-       EX-TECHNOLOGY
                                                                              WEIGHTED      TECHNOLOGY SECTOR        SECTOR
                                                                             INDEX FUND         INDEX FUND         INDEX FUND
                                                                               (QQEW)             (QTEC)             (QQXT)
                                                                          ----------------  ------------------  ----------------
ASSETS:
Investments, at value...............................................       $  411,107,530     $1,569,421,349     $  105,906,741
Cash................................................................              119,998          1,200,964                 --
Receivables:
      Capital shares sold...........................................                   --          7,985,724                 --
      Investment securities sold....................................                   --          4,094,839                 --
      Dividends.....................................................              313,730          1,240,666             85,819
      Securities lending income.....................................                4,687                 --              1,922
      Interest......................................................                   --                 --                 15
Prepaid expenses....................................................                3,779              3,500              1,180
                                                                           --------------     --------------     --------------
      TOTAL ASSETS..................................................          411,549,724      1,583,947,042        105,995,677
                                                                           --------------     --------------     --------------
LIABILITIES:
Due to custodian....................................................                   --                 --                 --
Payables:
      Capital shares redeemed.......................................                   --                 --                 --
      Investment securities purchased...............................                   --         12,074,095                 --
      Investment advisory fees......................................              145,210            548,804             43,129
      Collateral for securities on loan.............................            7,144,407                 --          2,755,604
      Licensing fees................................................               97,622            249,063             27,724
      Audit and tax fees............................................               22,925             22,925             22,925
      Printing fees.................................................               20,915             16,819             10,096
      Trustees' fees................................................                  170                 --                181
Other liabilities...................................................               74,166            180,619             18,256
                                                                           --------------     --------------     --------------
      TOTAL LIABILITIES.............................................            7,505,415         13,092,325          2,877,915
                                                                           --------------     --------------     --------------
NET ASSETS..........................................................       $  404,044,309     $1,570,854,717     $  103,117,762
                                                                           ==============     ==============     ==============
NET ASSETS CONSIST OF:
Paid-in capital.....................................................       $  416,985,318     $1,517,202,713     $  114,051,298
Par value...........................................................               87,500            298,500             25,500
Accumulated net investment income (loss)............................                   --                 --                 --
Accumulated net realized gain (loss) on investments.................          (34,972,239)       (26,538,695)       (11,589,651)
Net unrealized appreciation (depreciation) on investments and
   foreign currency translation.....................................           21,943,730         79,892,199            630,615
                                                                           --------------     --------------     --------------
NET ASSETS..........................................................       $  404,044,309     $1,570,854,717     $  103,117,762
                                                                           ==============     ==============     ==============
NET ASSET VALUE, per share..........................................       $        46.18     $        52.62     $        40.44
                                                                           ==============     ==============     ==============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)...........................            8,750,002         29,850,002          2,550,002
                                                                           ==============     ==============     ==============
Investments, at cost................................................       $  389,163,800     $1,489,529,150     $  105,276,126
                                                                           ==============     ==============     ==============
Securities on loan, at value........................................       $    6,847,380     $           --     $    2,639,470
                                                                           ==============     ==============     ==============


Page 48                 See Notes to Financial Statements

  FIRST TRUST                                                                                         FIRST TRUST
   NASDAQ(R)          FIRST TRUST                                                                    NASDAQ(R) ABA
 CLEAN EDGE(R)            S&P             FIRST TRUST         FIRST TRUST         FIRST TRUST          COMMUNITY
  GREEN ENERGY            REIT               WATER            NATURAL GAS           CHINDIA               BANK
   INDEX FUND          INDEX FUND             ETF                 ETF                 ETF              INDEX FUND
     (QCLN)              (FRI)               (FIW)               (FCG)               (FNI)               (QABA)
----------------    ----------------    ----------------    ----------------    ----------------    ----------------

 $   60,706,897      $  235,483,859      $  226,741,123      $  253,455,358      $ 144,121,130       $  408,899,425
         51,326                  --               3,644              12,243              64,745                  --

             --                  --                  --                  --                  --                  --
             --           7,849,169                  --                  --                  --                  --
         51,258           1,222,016              86,878              65,001                  --             404,863
         18,317                  --               3,788                 493              63,209               3,250
             --                  32                  41                  47                  --                  --
            530               3,822               1,534               2,570               1,639               1,762
 --------------      --------------      --------------      --------------      --------------      --------------
     60,828,328         244,558,898         226,837,008         253,535,712         144,250,723         409,309,300
 --------------      --------------      --------------      --------------      --------------      --------------

             --                  27                  --                  --                  --              32,578

             --           7,878,482                  --                  --                  --                  --
             --                  --                  --                  --                  --                  --
         20,180              61,940              76,598              91,252              55,308             145,650
      8,918,137                  --           4,881,399           2,273,810          12,642,507           4,968,211
         13,101             106,173              23,539              63,655              30,443              60,045
         22,925              22,925              22,925              22,925              22,925              22,925
          6,851              20,210              10,475              21,239               9,697              13,006
            165                 190                 121                 133                 176                  95
          9,761              43,231              30,792              38,700              23,820              43,916
 --------------      --------------      --------------      --------------      --------------      --------------
      8,991,120           8,133,178           5,045,849           2,511,714          12,784,876           5,286,426
 --------------      --------------      --------------      --------------      --------------      --------------
 $   51,837,208      $   236,425,720     $  221,791,159      $  251,023,998      $  131,465,847      $  404,022,874
 ==============      ==============      ==============      ==============      ==============      ==============

 $  101,299,278      $  253,949,166      $  215,212,963      $  747,576,815      $  213,175,545      $  346,961,974
         33,500             102,500              56,000              95,984              48,000              76,500
             --                  --                  --                  --           (518,720)                  --
    (44,537,866)         (1,911,361)        (18,346,147)       (507,775,666)        (70,702,642)         (3,893,570)

     (4,957,704)        (15,714,585)         24,868,343          11,126,865         (10,536,336)         60,877,970
 --------------      --------------      --------------      --------------      --------------      --------------
 $   51,837,208      $  236,425,720      $  221,791,159      $  251,023,998      $  131,465,847      $  404,022,874
 ==============      ==============      ==============      ==============      ==============      ==============
 $        15.47      $        23.07      $        39.61      $        26.15      $        27.39      $        52.81
 ==============      ==============      ==============      ==============      ==============      ==============

      3,350,002          10,250,002           5,600,002           9,598,365           4,800,002           7,650,002
 ==============      ==============      ==============      ==============      ==============      ==============
 $   65,664,601      $  251,198,444      $  201,872,780      $  242,328,478      $  154,657,466      $  348,021,455
 ==============      ==============      ==============      ==============      ==============      ==============
 $    8,628,800      $           --      $    4,759,859      $    2,188,314      $   12,367,307      $    4,823,735
 ==============      ==============      ==============      ==============      ==============      ==============


                        See Notes to Financial Statements                Page 49

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2016

                                                                            FIRST TRUST                           FIRST TRUST
                                                                             NASDAQ-100        FIRST TRUST         NASDAQ-100
                                                                               EQUAL           NASDAQ-100-       EX-TECHNOLOGY
                                                                              WEIGHTED      TECHNOLOGY SECTOR        SECTOR
                                                                             INDEX FUND         INDEX FUND         INDEX FUND
                                                                               (QQEW)             (QTEC)             (QQXT)
                                                                          ----------------  ------------------  ----------------
INVESTMENT INCOME:
Dividends...........................................................       $    4,998,343     $    9,157,571     $    1,032,192
Securities lending income (net of fees).............................              190,027                 --            103,976
Interest............................................................                   --                 --                341
Foreign tax withholding.............................................              (11,164)                --                 --
                                                                           --------------     --------------     --------------
      Total investment income.......................................            5,177,206          9,157,571          1,136,509
                                                                           --------------     --------------     --------------
EXPENSES:
Investment advisory fees............................................            1,571,141          1,829,117            549,682
Licensing fees......................................................              392,785            457,279            137,421
Accounting and administration fees..................................              187,948            219,587             67,491
Custodian fees......................................................               98,703             57,784             33,524
Printing fees.......................................................               37,335             32,306             22,441
Legal fees..........................................................               33,052             24,428             13,041
Audit and tax fees..................................................               21,228             21,228             21,228
Transfer agent fees.................................................               19,639             21,607              6,871
Trustees' fees and expenses.........................................                9,049              8,943              8,740
Listing fees........................................................                6,662              7,533              6,036
Excise tax..........................................................                   --                 --                 --
Registration and filing fees........................................                   --             30,262                799
Expenses previously waived or reimbursed............................                   --             23,113                 --
Other expenses......................................................               16,217             10,488              6,377
                                                                           --------------     --------------     --------------
      Total expenses................................................            2,393,759          2,743,675            873,651
      Less fees waived and expenses reimbursed by the investment
         advisor ...................................................              (37,048)                --            (49,128)
                                                                           --------------     --------------     --------------
      Net expenses..................................................            2,356,711          2,743,675            824,523
                                                                           --------------     --------------     --------------
NET INVESTMENT INCOME (LOSS)........................................            2,820,495          6,413,896            311,986
                                                                           --------------     --------------     --------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
      Investments...................................................          (15,015,295)       (10,714,441)        (5,772,198)
      In-kind redemptions...........................................           20,860,327         54,358,081         17,365,903
                                                                           --------------     --------------     --------------
Net realized gain (loss)............................................            5,845,032         43,643,640         11,593,705
                                                                           --------------     --------------     --------------
Net change in unrealized appreciation (depreciation) on:
      Investments...................................................            4,631,267         59,587,597        (18,610,059)
      Foreign currency translation..................................                   --                 --                 --
                                                                           --------------     --------------     --------------
Net change in unrealized appreciation (depreciation)................            4,631,267         59,587,597        (18,610,059)
                                                                           --------------     --------------     --------------
NET REALIZED AND UNREALIZED GAIN (LOSS).............................           10,476,299        103,231,237         (7,016,354)
                                                                           --------------     --------------     --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS..................................................       $   13,296,794     $  109,645,133     $   (6,704,368)
                                                                           ==============     ==============     ==============


Page 50                  See Notes to Financial Statements

  FIRST TRUST                                                                                         FIRST TRUST
   NASDAQ(R)          FIRST TRUST                                                                    NASDAQ(R) ABA
 CLEAN EDGE(R)            S&P             FIRST TRUST         FIRST TRUST         FIRST TRUST          COMMUNITY
  GREEN ENERGY            REIT               WATER            NATURAL GAS           CHINDIA               BANK
   INDEX FUND          INDEX FUND             ETF                 ETF                 ETF              INDEX FUND
     (QCLN)              (FRI)               (FIW)               (FCG)               (FNI)               (QABA)
----------------    ----------------    ----------------    ----------------    ----------------    ----------------

 $      313,991      $    8,616,900      $    1,600,124      $    1,598,807      $    1,937,797      $    4,202,857
        713,444                  --              29,796           1,023,112             686,578              15,576
             --                 694                 296                 587                  --                  --
             --                  --             (34,832)           (158,933)            (78,304)             (6,727)
 --------------      --------------      --------------      --------------      --------------      --------------
      1,027,435           8,617,594           1,595,384           2,463,573           2,546,071           4,211,706
 --------------      --------------      --------------      --------------      --------------      --------------

        230,526             859,967             554,255             856,871             672,837             786,656
         57,632             229,324              69,282             214,218             134,567             176,998
         28,846             141,720              68,505             105,436              80,990              98,395
         12,129              41,249              18,442              41,283              38,804              28,394
         12,289              41,692              15,478              40,892              13,467              39,571
          5,082              28,291              10,877              18,949              14,479              15,931
         21,228              21,228              21,228              21,228              21,228              21,228
          2,882              14,333               6,928              10,711               8,411               9,833
          8,482               9,039               8,636               8,818               8,724               9,127
          6,033               9,000              10,999              13,880              11,381               6,077
             --                  --                  --              31,110                  --                  --
           (607)              1,183               2,422              (1,029)              1,306               3,044
             --                  --                  --                   --                  --                 --
          5,431               8,832               5,828               8,786               9,032               6,347
 --------------      --------------      --------------      --------------      --------------      --------------
        389,953           1,405,858             792,880           1,371,153           1,015,226           1,201,601

        (44,163)                 --                  --             (54,736)             (5,970)            (21,616)
 --------------      --------------      --------------      --------------      --------------      --------------
        345,790           1,405,858             792,880           1,316,417           1,009,256           1,179,985
 --------------      --------------      --------------      --------------      --------------      --------------
        681,645           7,211,736             802,504           1,147,156           1,536,815           3,031,721
 --------------      --------------      --------------      --------------      --------------      --------------


    (10,096,419)            807,756          (6,126,882)       (173,444,882)        (13,896,708)         (1,420,487)
      2,399,383          13,141,925           6,105,930          43,514,651           2,330,213           1,598,460
 --------------      --------------      --------------      --------------      --------------      --------------
     (7,697,036)         13,949,681             (20,952)       (129,930,231)        (11,566,495)            177,973
 --------------      --------------      --------------      --------------      --------------      --------------

      5,128,516          (9,738,996)         33,980,246         177,660,257           2,877,754          65,114,595
             --                  --                  --                 (15)                 --                  --
 --------------      --------------      --------------      --------------      --------------      --------------
      5,128,516          (9,738,996)         33,980,246         177,660,242           2,877,754          65,114,595
 --------------      --------------      --------------      --------------      --------------      --------------
     (2,568,520)          4,210,685          33,959,294          47,730,011         (8,688,741)          65,292,568
 --------------      --------------      --------------      --------------      --------------      --------------

 $   (1,886,875)     $   11,422,421      $   34,761,798      $   48,877,167      $   (7,151,926)     $   68,324,289
 ==============      ==============      ==============      ==============      ==============      ==============


                        See Notes to Financial Statements                Page 51

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        FIRST TRUST                         FIRST TRUST
                                                                        NASDAQ-100                          NASDAQ-100-
                                                                      EQUAL WEIGHTED                     TECHNOLOGY SECTOR
                                                                        INDEX FUND                          INDEX FUND
                                                                          (QQEW)                              (QTEC)
                                                              -------------------------------     -------------------------------
                                                                 Year Ended      Year Ended         Year Ended       Year Ended
                                                                 12/31/2016      12/31/2015         12/31/2016       12/31/2015
                                                              --------------   --------------     --------------   --------------
OPERATIONS:
   Net investment income (loss)...........................    $    2,820,495   $    3,082,310     $    6,413,896   $    2,766,046
   Net realized gain (loss)...............................         5,845,032       41,765,707         43,643,640       44,818,868
   Net change in unrealized appreciation (depreciation)...         4,631,267      (34,310,836)        59,587,597      (55,092,351)
                                                              --------------   --------------     --------------   --------------
   Net increase (decrease) in net assets resulting
      from operations.....................................        13,296,794       10,537,181        109,645,133      (7,507,437)
                                                              --------------   --------------     --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income..................................        (3,070,171)      (3,678,500)        (6,834,167)      (3,154,776)
                                                              --------------   --------------     --------------   --------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold..............................        53,443,431      195,067,101      1,382,978,541       76,107,779
   Cost of shares redeemed................................      (192,304,559)    (247,074,977)      (217,669,917)    (129,579,619)
                                                              --------------   --------------     --------------   --------------
   Net increase (decrease) in net assets resulting
      from shareholder transactions.......................      (138,861,128)     (52,007,876)     1,165,308,624      (53,471,840)
                                                              --------------   --------------     --------------   --------------
   Total increase (decrease) in net assets................      (128,634,505)     (45,149,195)     1,268,119,590      (64,134,053)

NET ASSETS:
   Beginning of period....................................       532,678,814      577,828,009        302,735,127      366,869,180
                                                              --------------   --------------     --------------   --------------
   End of period..........................................    $  404,044,309   $  532,678,814     $1,570,854,717   $  302,735,127
                                                              ==============   ==============     ==============   ==============
   Accumulated net investment income (loss)
      at end of period....................................    $           --   $           --     $           --   $           --
                                                              ==============   ==============     ==============   ==============

CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period................        12,250,002       13,500,002          7,100,002        8,400,002
   Shares sold............................................         1,200,000        4,450,000         27,350,000        1,750,000
  Shares redeemed as a result of reverse share split
      (See Note 4)........................................                --               --                 --               --
   Shares redeemed........................................        (4,700,000)      (5,700,000)        (4,600,000)      (3,050,000)
                                                              ==============   ==============     ==============   ==============
   Shares outstanding, end of period......................         8,750,002       12,250,002         29,850,002        7,100,002
                                                              ==============   ==============     ==============   ==============


Page 52                 See Notes to Financial Statements

         FIRST TRUST                      FIRST TRUST                       FIRST TRUST
         NASDAQ-100                        NASDAQ(R)                            S&P                           FIRST TRUST
    EX-TECHNOLOGY SECTOR          CLEAN EDGE(R) GREEN ENERGY                   REIT                              WATER
         INDEX FUND                       INDEX FUND                        INDEX FUND                            ETF
           (QQXT)                           (QCLN)                             (FRI)                             (FIW)
-----------------------------   -------------------------------   -------------------------------   -------------------------------
 Year Ended      Year Ended       Year Ended       Year Ended       Year Ended       Year Ended       Year Ended       Year Ended
 12/31/2016      12/31/2015       12/31/2016       12/31/2015       12/31/2016       12/31/2015       12/31/2016       12/31/2015
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------

$     311,986   $     497,186   $      681,645   $      523,436   $    7,211,736   $    5,848,521   $      802,504   $    1,102,605
   11,593,705       5,502,730       (7,697,036)      (4,852,254)      13,949,681       23,006,725          (20,952)       9,174,441
  (18,610,059)       (186,256)       5,128,516       (1,381,171)      (9,738,996)     (22,518,489)      33,980,246      (30,704,492)
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------

   (6,704,368)      5,813,660       (1,886,875)      (5,709,989)      11,422,421        6,336,757       34,761,798      (20,427,446)
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------


     (399,080)       (636,390)        (738,910)        (527,840)      (8,613,812)      (6,276,431)        (827,655)      (1,094,946)
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------


   22,735,602      80,613,411        2,142,506        4,544,831      166,972,713      119,979,221      111,623,834        9,558,341
  (96,961,872)    (18,537,885)     (17,334,393)     (18,268,019)    (159,605,559)    (232,919,287)     (26,198,610)     (84,154,350)
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------

  (74,226,270)     62,075,526      (15,191,887)     (13,723,188)       7,367,154     (112,940,066)      85,425,224      (74,596,009)
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------
  (81,329,718)     67,252,796      (17,817,672)     (19,961,017)      10,175,763     (112,879,740)     119,359,367      (96,118,401)


  184,447,480     117,194,684       69,654,880       89,615,897      226,249,957      339,129,697      102,431,792      198,550,193
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------
$ 103,117,762   $ 184,447,480   $   51,837,208   $   69,654,880   $  236,425,720   $  226,249,957   $  221,791,159   $  102,431,792
=============   =============   ==============   ==============   ==============   ==============   ==============   ==============

$          --   $          --   $           --   $       12,316   $           --   $           --             $ --   $        7,659
=============   =============   ==============   ==============   ==============   ==============   ==============   ==============


    4,450,002       2,950,002        4,350,002        5,200,002       10,250,002       15,250,002        3,400,002        5,900,002
      600,000       1,950,000          150,000          250,000        6,950,000        5,250,000        2,950,000          300,000

           --              --               --               --               --               --               --               --
   (2,500,000)       (450,000)      (1,150,000)      (1,100,000)      (6,950,000)     (10,250,000)        (750,000)      (2,800,000)
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------
    2,550,002       4,450,002        3,350,002        4,350,002       10,250,002       10,250,002        5,600,002        3,400,002
=============   =============   ==============   ==============   ==============   ==============   ==============   ==============


                        See Notes to Financial Statements                Page 53

FIRST TRUST EXCHANGE-TRADED FUND

                                                                        FIRST TRUST                         FIRST TRUST
                                                                        NATURAL GAS                           CHINDIA
                                                                            ETF                                 ETF
                                                                           (FCG)                               (FNI)
                                                              -------------------------------     -------------------------------
                                                                 Year Ended      Year Ended         Year Ended       Year Ended
                                                                 12/31/2016      12/31/2015         12/31/2016       12/31/2015
                                                              --------------   --------------     --------------   --------------
OPERATIONS:
   Net investment income (loss)...........................    $    1,147,156   $    5,401,247     $    1,536,815   $    1,407,972
   Net realized gain (loss)...............................      (129,930,231)    (182,923,218)       (11,566,495)      (5,169,003)
   Net change in unrealized appreciation (depreciation)...       177,660,242       (5,578,141)         2,877,754      (22,242,010)
                                                              --------------   --------------     --------------   --------------
   Net increase (decrease) in net assets resulting
      from operations.....................................        48,877,167     (183,100,112)        (7,151,926)     (26,003,041)
                                                              --------------   --------------     --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income..................................        (4,197,410)      (5,545,080)        (2,037,296)      (1,676,190)
                                                              --------------   --------------     --------------   --------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold..............................       400,163,152      248,375,073          2,725,776      248,313,891
   Cost of shares redeemed................................      (346,861,336)    (153,633,016)       (83,258,296)    (111,110,415)
                                                              --------------   --------------     --------------   --------------
   Net increase (decrease) in net assets resulting
      from shareholder transactions.......................        53,301,816       94,742,057        (80,532,520)     137,203,476
                                                              --------------   --------------     --------------   --------------
   Total increase (decrease) in net assets................        97,981,573      (93,903,135)       (89,721,742)     109,524,245

NET ASSETS:
   Beginning of period....................................       153,042,425      246,945,560        221,187,589      111,663,344
                                                              --------------   --------------     --------------   --------------
   End of period..........................................    $  251,023,998   $  153,042,425     $  131,465,847   $  221,187,589
                                                              ==============   ==============     ==============   ==============
   Accumulated net investment income (loss)
      at end of period....................................    $           --   $           --     $     (518,720)  $     (206,457)
                                                              ==============   ==============     ==============   ==============

CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period................         6,860,000        4,400,000 (a)      7,800,002        3,900,002
   Shares sold............................................        45,050,000        7,080,000 (a)        100,000        7,950,000
  Shares redeemed as a result of reverse share split
      (See Note 4)........................................        (9,561,635)              --                 --               --
   Shares redeemed........................................       (32,750,000)      (4,620,000) (a)    (3,100,000)      (4,050,000)
                                                              --------------   --------------     --------------   --------------
   Shares outstanding, end of period......................         9,598,365        6,860,000          4,800,002        7,800,002
                                                              ==============   ==============     ==============   ==============


(a) Share amounts have been adjusted to reflect the 1-for-5 reverse share split that was effective May 2, 2016.


Page 54                 See Notes to Financial Statements

           FIRST TRUST
           NASDAQ(R) ABA
         COMMUNITY BANK
           INDEX FUND
             (QABA)
-----------------------------
 Year Ended      Year Ended
 12/31/2016      12/31/2015
-------------   -------------

$   3,031,721   $   1,745,776
      177,973       6,013,312
   65,114,595     (10,201,193)
-------------   -------------

   68,324,289      (2,442,105)
-------------   -------------


   (3,108,936)     (1,652,931)
-------------   -------------

  202,615,894     198,934,541
  (87,710,500)    (80,755,559)
-------------   -------------

  114,905,394     118,178,982
-------------   -------------

  180,120,747     114,083,946


  223,902,127     109,818,181
-------------   -------------
$ 404,022,874   $ 223,902,127
=============   =============

$          --   $     112,770
=============   =============


    5,750,002       3,000,002
    4,150,000       4,950,000

           --              --
   (2,250,000)     (2,200,000)
-------------   -------------
    7,650,002       5,750,002
=============   =============


                        See Notes to Financial Statements                Page 55

FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND (QQEW)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2016           2015           2014           2013           2012
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      43.48   $      42.80   $      36.35   $      26.10   $      22.98
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.31           0.22           0.41           0.17           0.27
Net realized and unrealized gain (loss)               2.73           0.73           6.49          10.25           3.14
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                      3.04           0.95           6.90          10.42           3.41
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.34)         (0.27)         (0.45)         (0.17)         (0.29)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      46.18   $      43.48   $      42.80   $      36.35   $      26.10
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                      7.02%          2.22%         19.13%         39.95%         14.86%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $    404,044   $    532,679   $    577,828   $    288,945   $     84,815
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.61%          0.60%          0.61%          0.63%          0.68%
Ratio of net expenses to average net assets           0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                                 0.72%          0.51%          1.10%          0.60%          1.01%
Portfolio turnover rate (b)                             29%            31%            27%            38%            34%


FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX FUND (QTEC)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2016           2015           2014           2013           2012
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      42.64   $      43.67   $      35.43   $      25.86   $      24.14
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.67           0.37           0.45           0.24           0.19
Net realized and unrealized gain (loss)               9.99          (0.98)          8.32           9.59           1.74
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                     10.66          (0.61)          8.77           9.83           1.93
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.68)         (0.42)         (0.53)         (0.26)         (0.21)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      52.62   $      42.64   $      43.67   $      35.43   $      25.86
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                     25.27%         (1.37)%        24.83%         38.12%          8.02%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $  1,570,855   $    302,735   $    366,869   $    177,165   $    106,008
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.60%          0.60%          0.61%          0.62%          0.65%
Ratio of net expenses to average net assets           0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                                 1.40%          0.83%          1.32%          0.80%          0.63%
Portfolio turnover rate (b)                             27%            23%            20%            33%            26%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 56                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND (QQXT)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2016           2015           2014           2013           2012
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      41.45   $      39.73   $      34.77   $      24.70   $      20.80
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.09           0.13           0.32           0.10           0.31
Net realized and unrealized gain (loss)              (0.98)          1.75           4.97          10.06           3.92
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                    (0.89)           1.88           5.29          10.16           4.23
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.12)         (0.16)         (0.33)         (0.09)         (0.33)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      40.44   $      41.45   $      39.73   $      34.77   $      24.70
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                     (2.13)%         4.75%         15.35%         41.24%         20.31%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $    103,118   $    184,447  $     117,195   $     90,396   $     41,982
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.64%          0.63%          0.64%          0.67%          0.76%
Ratio of net expenses to average net assets           0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                                 0.23%          0.33%          0.90%          0.38%          1.34%
Portfolio turnover rate (b)                             30%            39%            23%            33%            40%


FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND (QCLN)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2016           2015           2014           2013           2012
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      16.01   $      17.23   $      17.90   $       9.48   $       9.65
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.17           0.11           0.13           0.07           0.13
Net realized and unrealized gain (loss)              (0.52)         (1.21)         (0.66)          8.42          (0.18)
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                     (0.35)         (1.10)         (0.53)          8.49          (0.05)
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.19)         (0.12)         (0.14)         (0.07)         (0.12)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      15.47   $      16.01   $      17.23   $      17.90   $       9.48
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                     (2.12)%        (6.43)%        (3.05)%        89.79%         (0.50)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $     51,837   $     69,655   $     89,616   $     97,574   $     13,740
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.68%          0.65%          0.64%          0.70%          0.98%
Ratio of net expenses to average net assets           0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                                 1.18%          0.65%          0.61%          0.60%          1.19%
Portfolio turnover rate (b)                             49%            35%            37%            49%            24%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 57

FIRST TRUST EXCHANGE-TRADED FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST S&P REIT INDEX FUND (FRI)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2016           2015           2014           2013           2012
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      22.07   $      22.24   $      17.54   $      17.75   $      15.47
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.62           0.55           0.41           0.52           0.38
Net realized and unrealized gain (loss)               1.13          (0.13)          4.75          (0.19)          2.30
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                      1.75           0.42           5.16           0.33           2.68
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.75)         (0.59)         (0.46)         (0.54)         (0.37)
Net realized gain                                       --             --             --             --          (0.03)
                                              ------------   ------------   ------------   ------------   ------------
Total distributions                                  (0.75)         (0.59)         (0.46)         (0.54)         (0.40)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      23.07   $      22.07   $      22.24   $      17.54   $      17.75
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                      7.92%          1.97%         29.61%          1.82%         17.39%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $    236,426   $    226,250   $    339,130   $    148,210   $    402,888
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.49%          0.48%          0.50%          0.50%          0.50%
Ratio of net expenses to average net assets           0.49%          0.48%          0.50%          0.50%          0.50%
Ratio of net investment income (loss) to
   average net assets                                 2.52%          2.30%          2.35%          2.31%          2.15%
Portfolio turnover rate (b)                              6%             8%            11%            11%             8%


FIRST TRUST WATER ETF (FIW)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2016           2015           2014           2013           2012
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      30.13   $      33.65   $      33.79   $      25.99   $      20.71
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.20           0.23           0.25           0.21           0.23
Net realized and unrealized gain (loss)               9.48          (3.52)         (0.14)          7.80           5.30
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                      9.68         (3.29)           0.11           8.01           5.53
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.20)         (0.23)         (0.25)         (0.21)         (0.25)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      39.61   $      30.13   $      33.65   $      33.79   $      25.99
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                     32.21%         (9.81)%         0.36%         30.91%         26.83%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $    221,791   $    102,432   $    198,550   $    197,643   $     72,769
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.57%          0.57%          0.59%          0.60%          0.63%
Ratio of net expenses to average net assets           0.57%          0.57%          0.59%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                                 0.58%          0.70%          0.75%          0.75%          1.02%
Portfolio turnover rate (b)                             42%            17%            24%            45%            31%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 58                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NATURAL GAS ETF (FCG)

                                                                       YEAR ENDED DECEMBER 31,
                                              --------------------------------------------------------------------------
                                                  2016           2015 (a)       2014 (a)       2013 (a)       2012 (a)
                                              ------------     ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      22.30     $      56.10   $      97.65   $      78.35   $      90.95
                                              ------------     ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.13             1.00           0.70           0.35           0.35
Net realized and unrealized gain (loss)               4.16           (33.75)        (41.50)         19.30         (12.60)
                                              ------------     ------------   ------------   ------------   ------------
Total from investment operations                      4.29           (32.75)        (40.80)         19.65         (12.25)
                                              ------------     ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.44)           (1.05)         (0.75)         (0.35)         (0.35)
                                              ------------     ------------   ------------   ------------   ------------
Net asset value, end of period                $      26.15     $      22.30   $      56.10   $      97.65   $      78.35
                                              ============     ============   ============   ============   ============
TOTAL RETURN (b)                                     19.48%          (59.10)%       (42.02)%        25.13%        (13.51)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $    251,024     $    153,042   $    246,946   $    464,795   $    387,899
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.64% (c)        0.62%          0.61%          0.60%          0.63%
Ratio of net expenses to average net assets           0.61% (c)        0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                                 0.54%            2.44%          0.74%          0.40%          0.40%
Portfolio turnover rate (d)                            103%              67%            42%            49%            41%


FIRST TRUST CHINDIA ETF (FNI)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2016           2015           2014           2013           2012
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      28.36   $      28.63        $ 28.22        $ 20.97        $ 18.23
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.25           0.15           0.20           0.20           0.35
Net realized and unrealized gain (loss)              (0.85)         (0.24)          0.48           7.26           2.74
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                     (0.60)         (0.09)          0.68           7.46           3.09
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.37)         (0.18)         (0.27)         (0.21)         (0.35)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      27.39   $      28.36        $ 28.63        $ 28.22        $ 20.97
                                              ============   ============   ============   ============   ============
TOTAL RETURN (b)                                     (2.15)%        (0.32)%         2.37%         35.81%         17.11%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $    131,466   $    221,188      $ 111,663       $ 71,962       $ 66,066
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.60%          0.62%          0.65%          0.66%          0.73%
Ratio of net expenses to average net assets           0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                                 0.91%          0.64%          0.54%          0.79%          1.60%
Portfolio turnover rate (d)                             47%            68%            40%            40%            29%

(a) All per share amounts and net asset values have been adjusted to reflect the impact of the 1-for-5 reverse share split on May 2, 2016. The net asset values reported on December 31, 2015, 2014, 2013 and 2012 prior to the reverse share split restatement were $4.46, $11.22, $19.53 and $15.67, respectively.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(c) Includes excise tax. If this excise tax expense was not included, the total and net expense ratios would have been 0.63% and 0.60%, respectively.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 59

FIRST TRUST EXCHANGE-TRADED FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (QABA)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2016           2015           2014           2013           2012
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      38.94   $      36.61   $      36.11   $      25.56   $      22.97
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.58           0.56           0.47           0.37           0.48
Net realized and unrealized gain (loss)              13.89           2.31           0.50          10.55           2.62
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                     14.47           2.87           0.97          10.92           3.10
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.60)         (0.54)         (0.47)         (0.37)         (0.51)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      52.81   $      38.94   $      36.61   $      36.11   $      25.56
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                     37.57%          7.88%          2.72%         42.89%         13.52%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $    404,023   $    223,902   $    109,818   $     52,362   $      8,945
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.61%          0.62%          0.64%          0.76%          1.04%
Ratio of net expenses to average net assets           0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                                 1.54%          1.52%          1.41%          1.38%          1.90%
Portfolio turnover rate (b)                             16%            19%            26%            29%            17%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 60                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2016

                                1. ORGANIZATION

First Trust Exchange-Traded Fund (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on August 8, 2003, and is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of nineteen exchange-traded funds. This report covers the nine funds listed below:

      First Trust NASDAQ-100 Equal Weighted Index Fund - (The Nasdaq Stock
         Market LLC ("Nasdaq") ticker "QQEW")
      First Trust NASDAQ-100-Technology Sector Index Fund - (Nasdaq ticker
         "QTEC")
      First Trust NASDAQ-100 Ex-Technology Sector Index Fund - (Nasdaq ticker
         "QQXT")
      First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund - (Nasdaq
         ticker "QCLN")
      First Trust S&P REIT Index Fund - (NYSE Arca, Inc. ("NYSE Arca") ticker
         "FRI")
      First Trust Water ETF - (NYSE Arca ticker "FIW")1
      First Trust Natural Gas ETF - (NYSE Arca ticker "FCG")1
      First Trust Chindia ETF - (NYSE Arca ticker "FNI")1
      First Trust NASDAQ(R) ABA Community Bank Index Fund - (Nasdaq ticker
         "QABA")

      1 Effective on December 13, 2016, First Trust ISE Water Index Fund changed its name to First Trust Water ETF, First Trust ISE-Revere Natural Gas Index Fund changed its name to First Trust Natural Gas ETF, and First Trust ISE Chindia Index Fund changed its name to First Trust Chindia ETF. The Funds' ticker symbols were not changed.

Each fund represents a separate series of shares of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities included in a Fund's relevant index. Except when aggregated in Creation Units, each Fund's shares are not redeemable securities. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:

FUND                                                            INDEX
First Trust NASDAQ-100 Equal Weighted Index Fund                NASDAQ-100 Equal Weighted Index(SM)
First Trust NASDAQ-100-Technology Sector Index Fund             NASDAQ-100 Technology Sector Index(SM)
First Trust NASDAQ-100 Ex-Technology Sector Index Fund          NASDAQ-100 Ex-Tech Sector Index(SM)
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund     NASDAQ(R) Clean Edge(R) Green Energy Index(SM)
First Trust S&P REIT Index Fund                                 S&P United States REIT Index
First Trust Water ETF                                           ISE Water(TM) Index
First Trust Natural Gas ETF                                     ISE-Revere Natural Gas(TM) Index
First Trust Chindia ETF                                         ISE ChIndia(TM) Index
First Trust NASDAQ(R) ABA Community Bank Index Fund             NASDAQ OMX(R) ABA Community Bank Index(SM)

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using the data reflecting the earlier closing of the principal markets for those securities. Each Fund's NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2016

considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds' investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

      Common stocks, real estate investment trusts ("REITs"), master limited partnerships ("MLPs") and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Overnight repurchase agreements are valued at amortized cost when it represents the best estimate of fair value.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

In addition, differences between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index could result in a difference between a Fund's performance and the performance of its underlying index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2016

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of December 31, 2016, is included with each Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Distributions received from a Fund's investments in MLPs generally are comprised of return of capital and investment income. A Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

Distributions received from a Fund's investments in REITs may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs' fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. OFFSETTING ON THE STATEMENTS OF ASSETS AND LIABILITIES

Offsetting Assets and Liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

This disclosure, if applicable, is included within each Fund's Portfolio of Investments under the heading "Offsetting Assets and Liabilities". For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements ("MNAs") or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

D. SECURITIES LENDING

The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.

Under the Funds' Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. ("BBH") acts as the Funds' securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities. Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment of cash collateral. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2016, QQEW, QQXT, QCLN, FIW, FCG, FNI and QABA have securities in the securities lending program.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2016

In the event of a default by a borrower with respect to any loan, BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, a Fund sustains losses as a result of a borrower's default, BBH will indemnify the Fund by purchasing replacement securities at its own expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH.

E. REPURCHASE AGREEMENTS

Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement ("MRA"). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds' custodian or designated sub-custodians under tri-party repurchase agreements.

MRAs govern transactions between a Fund and select counterparties. The MRAs contain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase agreements.

Repurchase agreements received for lending securities are collateralized by U.S. Treasury securities. The U.S. Treasury securities are held in a joint custody account at BBH on behalf of the Funds participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury securities can either be maintained as part of a Fund's portfolio or sold for cash. A Fund could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Fund are less than the repurchase price and the Fund's costs associated with the delay and enforcement of the MRA.

While the Funds may invest in repurchase agreements, any repurchase agreements held by the Funds during the fiscal year ended December 31, 2016, were received as collateral for lending securities. There were no repurchase agreements held by the Funds as of December 31, 2016.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of each Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by each Fund, if any, are distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by each Fund during the fiscal year ended December 31, 2016 was as follows:

                                                                                            Distributions       Distributions
                                                                     Distributions paid          paid                paid
                                                                       from Ordinary         from Capital        from Return
                                                                           Income               Gains             of Capital
                                                                     ------------------    ----------------    ----------------
First Trust NASDAQ-100 Equal Weighted Index Fund                         $ 3,070,171          $       --          $       --
First Trust NASDAQ-100-Technology Sector Index Fund                        6,834,167                  --                  --
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                       399,080                  --                  --
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                  738,910                  --                  --
First Trust S&P REIT Index Fund                                            8,613,812                  --                  --
First Trust Water ETF                                                        827,655                  --                  --
First Trust Natural Gas ETF                                                4,197,410                  --                  --
First Trust Chindia ETF                                                    2,037,296                  --                  --
First Trust NASDAQ(R)ABA Community Bank Index Fund                         3,108,936                  --                  --

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2016

The tax character of distributions paid by each Fund during the fiscal year ended December 31, 2015 was as follows:

                                                                                            Distributions       Distributions
                                                                     Distributions paid          paid                paid
                                                                       from Ordinary         from Capital        from Return
                                                                           Income               Gains             of Capital
                                                                     ------------------    ----------------    ----------------
First Trust NASDAQ-100 Equal Weighted Index Fund                        $  3,678,500          $       --          $       --
First Trust NASDAQ-100-Technology Sector Index Fund                        3,154,776                  --                  --
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                       636,390                  --                  --
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                  527,840                  --                  --
First Trust S&P REIT Index Fund                                            6,276,431                  --                  --
First Trust Water ETF                                                      1,094,946                  --                  --
First Trust Natural Gas ETF                                                5,545,080                  --                  --
First Trust Chindia ETF                                                    1,676,190                  --                  --
First Trust NASDAQ(R)ABA Community Bank Index Fund                         1,652,931                  --                  --

As of December 31, 2016, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                                             Accumulated
                                                                       Undistributed         Capital and        Net Unrealized
                                                                          Ordinary              Other            Appreciation
                                                                           Income            Gain (Loss)        (Depreciation)
                                                                     ------------------    ----------------    ----------------
First Trust NASDAQ-100 Equal Weighted Index Fund                        $         --         $(29,201,386)       $ 16,172,877
First Trust NASDAQ-100-Technology Sector Index Fund                               --          (18,010,494)         71,363,998
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                            --          (10,619,367)           (339,669)
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                       --          (43,857,007)         (5,638,563)
First Trust S&P REIT Index Fund                                                   --                   --         (17,625,946)
First Trust Water ETF                                                             --          (16,239,544)         22,761,740
First Trust Natural Gas ETF                                                       --         (498,603,629)          1,954,828
First Trust Chindia ETF                                                     (215,841)         (69,776,716)        (11,765,141)
First Trust NASDAQ(R) ABA Community Bank Index Fund                               --           (2,041,029)         59,025,429

G. INCOME TAXES

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2013, 2014, 2015 and 2016 remain open to federal and state audit. As of December 31, 2016, management has evaluated the application of these standards to the Funds, and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2016, the Funds, except for First Trust S&P REIT Index Fund, had pre-enactment and post-enactment net capital losses for federal income tax purposes as shown in the following table. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2016

                                                                     Capital       Capital
                                                                       Loss          Loss         Post-         Total
                                                                    Available     Available     Enactment -    Capital
                                                                     Through       Through          No           Loss
                                                                       2017          2018       Expiration    Available
                                                                   ------------  ------------  ------------  ------------
First Trust NASDAQ-100 Equal Weighted Index Fund                   $  4,681,103  $         --  $ 24,520,283  $ 29,201,386
First Trust NASDAQ-100-Technology Sector Index Fund                   2,016,911            --    15,993,583    18,010,494
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                1,051,894        80,899     9,486,574    10,619,367
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund           7,483,633     5,884,801    30,488,573    43,857,007
First Trust Water ETF                                                 5,768,328     2,198,674     8,272,542    16,239,544
First Trust Natural Gas ETF                                          32,569,413    40,089,981   425,944,235   498,603,629
First Trust Chindia ETF                                              11,686,955     7,245,147    50,844,614    69,776,716
First Trust NASDAQ(R) ABA Community Bank Index Fund                       4,787       116,604     1,919,638     2,041,029

At the taxable year ended December 31, 2016, the following Funds' capital loss carryforwards expired in the following amounts:

                                                                   Capital Loss
                                                                   Carryforward
                                                                     Expired
                                                                   ------------
First Trust NASDAQ-100 Equal Weighted Index Fund                   $  1,957,170
First Trust NASDAQ-100-Technology Sector Index Fund                   1,421,664
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                  143,597
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund           4,246,707
First Trust Water ETF                                                   318,246
First Trust Natural Gas ETF                                           7,264,703
First Trust Chindia ETF                                              11,116,593

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended December 31, 2016, the following Funds incurred and elected to defer net ordinary losses as follows:

                                 Qualified Late Year Losses
                                 --------------------------
                             Ordinary Losses     Capital Losses
                             ---------------     --------------
First Trust Chindia ETF        $  215,841           $     --

In order to present paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income
(loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended December 31, 2016, the adjustments for each Fund were as follows:

                                                                                          Accumulated
                                                                     Accumulated          Net Realized
                                                                    Net Investment        Gain (Loss)             Paid-in
                                                                    Income (Loss)        on Investments           Capital
                                                                    --------------     ------------------     ----------------
First Trust NASDAQ-100 Equal Weighted Index Fund                      $  249,676         $  (15,838,431)        $ 15,588,755
First Trust NASDAQ-100-Technology Sector Index Fund                      420,271            (47,696,858)          47,276,587
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                    87,094            (16,417,896)          16,330,802
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund               44,949              3,116,967           (3,161,916)
First Trust S&P REIT Index Fund                                        1,402,076            (14,595,894)          13,193,818
First Trust Water ETF                                                     17,492             (5,708,566)           5,691,074
First Trust Natural Gas ETF                                            3,050,254             19,416,240          (22,466,494)
First Trust Chindia ETF                                                  188,218             10,532,526          (10,720,744)
First Trust NASDAQ(R)ABA Community Bank Index Fund                       (35,555)              (964,347)             999,902

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2016

H. EXPENSES

Expenses that are directly related to one of the Funds are charged directly to the respective Fund. General expenses of the Trust are allocated to all the Funds based upon the net assets of each Fund.

First Trust has entered into licensing agreements with each of the following "Licensors" for the respective Funds:

FUND                                                            LICENSOR
First Trust NASDAQ-100 Equal Weighted Index Fund                The Nasdaq Stock Market LLC
First Trust NASDAQ-100-Technology Sector Index Fund             The Nasdaq Stock Market LLC
First Trust NASDAQ-100 Ex-Technology Sector Index Fund          The Nasdaq Stock Market LLC
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund     The Nasdaq Stock Market LLC/Clean Edge(R), Inc.
First Trust S&P REIT Index Fund                                 S&P Dow Jones Indices LLC
First Trust Water ETF                                           International Securities Exchange, LLC
First Trust Natural Gas ETF                                     International Securities Exchange, LLC
First Trust Chindia ETF                                         International Securities Exchange, LLC
First Trust NASDAQ(R)ABA Community Bank Index Fund              The Nasdaq Stock Market LLC

The respective license agreements allow for the use by First Trust of certain trademarks and trade names of the respective Licensors. The Funds are sub-licensees to the applicable license agreement. The respective Funds are required to pay licensing fees, which are shown on the Statements of Operations.

I. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. The new and amended rules and forms will be effective for the First Trust funds, including the Funds, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new and amended rules and forms to determine the impact to the Funds.

J. NEW ACCOUNTING PRONOUNCEMENT

In December 2016, FASB released Accounting Standards Update ("ASU") 2016-19 that makes technical changes to various sections of the ASC, including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and has not yet determined its impact on the financial statements and disclosures.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

For these services, First Trust is entitled to receive monthly fees from each Fund calculated at the following annual rates:

                                                                  % of Average
                                                                Daily Net Assets
                                                                ----------------
First Trust NASDAQ-100 Equal Weighted Index Fund                     0.40%
First Trust NASDAQ-100-Technology Sector Index Fund                  0.40%
First Trust NASDAQ-100 Ex-Technology Sector Index Fund               0.40%
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund          0.40%
First Trust S&P REIT Index Fund                                      0.30%
First Trust Water ETF                                                0.40%
First Trust Natural Gas ETF                                          0.40%
First Trust Chindia ETF                                              0.40%
First Trust NASDAQ(R)ABA Community Bank Index Fund                   0.40%

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2016

The Trust and the Advisor have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement ("Recovery Agreement") in which First Trust has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of each Fund (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, taxes and extraordinary expenses) exceed the below amount as a percentage of average daily net assets per year (the "Expense Cap"). The Expense Cap will be in effect until at least April 30, 2018.

                                                                  Expense Cap
                                                                ----------------
First Trust NASDAQ-100 Equal Weighted Index Fund                     0.60%
First Trust NASDAQ-100-Technology Sector Index Fund                  0.60%
First Trust NASDAQ-100 Ex-Technology Sector Index Fund               0.60%
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund          0.60%
First Trust S&P REIT Index Fund                                      0.50%
First Trust Water ETF                                                0.60%
First Trust Natural Gas ETF                                          0.60%
First Trust Chindia ETF                                              0.60%
First Trust NASDAQ(R)ABA Community Bank Index Fund                   0.60%

Expenses reimbursed and fees waived by First Trust under the Recovery Agreement are subject to recovery by First Trust for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by a Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees were waived by First Trust. These amounts are included in "Expenses previously waived or reimbursed" on the Statements of Operations.

The advisory fee waivers and expense reimbursements for the fiscal year ended December 31, 2016 and fees waived or expenses borne by First Trust subject to recovery from the applicable Fund for the periods indicated were as follows:

                                                                                      Fees Waived or Expenses Borne
                                                                                    by First Trust Subject to Recovery
                                                                             ------------------------------------------------
                                                 Advisory                       Year         Year         Year
                                                    Fee         Expense        Ended        Ended        Ended
                                                  Waivers    Reimbursement   12/31/2014   12/31/2015   12/31/2016     Total
                                                 ---------   -------------   ----------   ----------   ----------   ---------
First Trust NASDAQ-100 Equal Weighted Index
   Fund                                          $  37,048     $      --     $   41,566   $       --   $   37,048   $  78,614
First Trust NASDAQ-100-Technology Sector
   Index Fund                                           --            --         10,480       10,215           --      20,695
First Trust NASDAQ-100 Ex-Technology Sector
   Index Fund                                       49,128            --         40,262       38,410       49,128     127,800
First Trust NASDAQ(R) Clean Edge(R) Green Energy
   Index Fund                                       44,163            --         50,372       38,617       44,163     133,152
First Trust S&P REIT Index Fund                         --            --             --           --           --          --
First Trust Water ETF                                   --            --             --           --           --          --
First Trust Natural Gas ETF                         54,736            --         42,386       37,153       54,736     134,275
First Trust Chindia ETF                              5,970            --         33,734       38,142        5,970      77,846
First Trust NASDAQ(R) ABA Community Bank
   Index Fund                                       21,616            --         37,176       22,638       21,616      81,430

During the fiscal year ended December 31, 2016, First Trust recovered fees that were previously waived from First Trust NASDAQ-100-Technology Sector Index Fund of $23,113.

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2016

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                             4. REVERSE SHARE SPLIT

On April 22, 2016, the Trust's Board of Trustees approved a one-for-five reverse share split, whereby every five outstanding shares of the First Trust Natural Gas ETF ("FCG") as of the close of business on April 29, 2016 automatically converted to one share as of the opening of business on May 2, 2016. In addition, at the opening of business on May 2, 2016, FCG's shares no longer traded under the CUSIP number 33734J102, and instead began trading under the new CUSIP number 33733E807.

For the fiscal year ended December 31, 2015, all share transactions on the Statements of Changes in Net Assets, and all prior years' per share data on the Financial Highlights have been adjusted to reflect the reverse share split. For the fiscal year ended December 31, 2016, the share transactions on the Statements of Changes in Net Assets reflect the actual transactions, including the impact of the reverse share split. As a result of the reverse share split, fractional shares totaling 1,635 shares were redeemed and paid out to shareholders. The reverse share split had no impact on the overall value of a shareholder's investment in FCG.

                      5. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended December 31, 2016, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

                                                                     Purchases           Sales
                                                                  ---------------   ---------------
First Trust NASDAQ-100 Equal Weighted Index Fund                  $   115,149,110   $   115,117,093
First Trust NASDAQ-100-Technology Sector Index Fund                   132,728,250       133,673,701
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                 41,772,280        41,698,212
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund            28,402,579        28,264,323
First Trust S&P REIT Index Fund                                        21,763,309        17,781,643
First Trust Water ETF                                                  59,771,842        60,280,223
First Trust Natural Gas ETF                                           220,346,382       219,452,875
First Trust Chindia ETF                                                79,675,533        81,592,384
First Trust NASDAQ(R)ABA Community Bank Index Fund                     32,582,898        32,377,851

For the fiscal year ended December 31, 2016, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

                                                                     Purchases           Sales
                                                                  ---------------   ---------------
First Trust NASDAQ-100 Equal Weighted Index Fund                  $    53,379,427   $   192,071,439
First Trust NASDAQ-100-Technology Sector Index Fund                 1,381,725,626       217,101,079
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                 22,701,705        96,866,644
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund             2,136,171        17,304,813
First Trust S&P REIT Index Fund                                       166,591,160       159,251,779
First Trust Water ETF                                                 111,526,363        26,156,089
First Trust Natural Gas ETF                                           397,035,423       346,220,016
First Trust Chindia ETF                                                 2,724,674        83,169,894
First Trust NASDAQ(R)ABA Community Bank Index Fund                    202,374,572        87,692,001

                  6. CREATION, REDEMPTION AND TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the daily NAV per Share of each Fund on the transaction date times the number of

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2016

Shares in a Creation Unit. Authorized Participants purchasing Creation Units must pay to BNYM, as transfer agent, a standard creation transaction fee (the "Creation Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund according to the fee schedule set forth below:

                     Number of Securities            Creation
                      in a Creation Unit          Transaction Fee
                     --------------------         ---------------
                            1-100                     $  500
                           101-499                    $1,000
                         500 or more                  $1,500

The Creation Transaction Fee is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. An additional variable fee of up to three times the Creation Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to transactions effected outside of the clearing process (i.e., through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. The price for each Creation Unit will equal the daily NAV per Share of a Fund on the transaction date times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Authorized Participants redeeming Creation Units must pay to BNYM, as transfer agent, a standard redemption transaction fee (the "Redemption Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund according to the fee schedule set forth below:

                     Number of Securities           Redemption
                      in a Creation Unit          Transaction Fee
                     --------------------         ---------------
                            1-100                     $  500
                           101-499                    $1,000
                         500 or more                  $1,500

The Redemption Transaction Fee is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable fee of up to three times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to redemptions effected outside of the clearing process or to the extent that redemptions are for cash. Each Fund reserves the right to effect redemptions in cash. A shareholder may request cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.

                              7. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before April 30, 2018.

                               8. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

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--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST EXCHANGE-TRADED FUND:

We have audited the accompanying statements of assets and liabilities of First Trust NASDAQ-100 Equal Weighted Index Fund, First Trust NASDAQ-100-Technology Sector Index Fund, First Trust NASDAQ-100 Ex-Technology Sector Index Fund, First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund, First Trust S&P REIT Index Fund, First Trust Water ETF (formerly known as First Trust ISE Water Index
Fund), First Trust Natural Gas Index ETF (formerly known as First Trust ISE-Revere Natural Gas Index Fund), First Trust Chindia ETF (formerly known as First Trust ISE Chindia Index Fund), and First Trust NASDAQ(R) ABA Community Bank Index Fund (collectively, the "Funds"), each a series of the First Trust Exchange-Traded Fund (the "Trust"), including the portfolios of investments, as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016 by correspondence with the Trust's custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds listed above included in the First Trust Exchange-Traded Fund, as of December 31, 2016, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
February 23, 2017

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2016 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Funds' website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of each Fund's portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Funds' website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

For the taxable year ended December 31, 2016, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

                                                                          Dividends Received Deduction
                                                                          ----------------------------
First Trust NASDAQ-100 Equal Weighted Index Fund                                    100.00%
First Trust NASDAQ-100-Technology Sector Index Fund                                 100.00%
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                              100.00%
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                          41.26%
First Trust S&P REIT Index Fund                                                        --
First Trust Water ETF                                                               100.00%
First Trust Natural Gas ETF                                                          28.36%
First Trust Chindia ETF                                                                --
First Trust NASDAQ(R) ABA Community Bank Index Fund                                 100.00%

For the taxable year ended December 31, 2016, the following percentages of income dividends paid by the Funds are hereby designated as qualified dividend income:

                                                                            Qualified Dividend Income
                                                                          ----------------------------
First Trust NASDAQ-100 Equal Weighted Index Fund                                    100.00%
First Trust NASDAQ-100-Technology Sector Index Fund                                 100.00%
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                              100.00%
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                          42.67%
First Trust S&P REIT Index Fund                                                       --
First Trust Water ETF                                                               100.00%
First Trust Natural Gas ETF                                                          48.37%
First Trust Chindia ETF                                                              69.69%
First Trust NASDAQ(R) ABA Community Bank Index Fund                                 100.00%

For the tax year ended December 31, 2016, the First Trust S&P REIT Index Fund designated $3,784,301, or amounts necessary, as long-term capital gain. During the tax year, Fund shareholders redeemed amounts in excess of the Fund's long-term capital gain and of these proceeds, $3,784,301, or amounts necessary, represents long-term capital gain from the Fund.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2016 (UNAUDITED)

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT HTTP://WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUNDS, PLEASE SEE THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION, AS WELL AS OTHER REGULATORY FILINGS. READ THESE DOCUMENTS CAREFULLY BEFORE YOU INVEST. FIRST TRUST PORTFOLIOS L.P. IS THE DISTRIBUTOR OF THE FIRST TRUST EXCHANGE-TRADED FUND.

The following summarizes some of the risks that should be considered for the Funds.

Each Fund's shares will change in value, and you could lose money by investing in a Fund. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments. Overall stock market values could decline generally or could underperform other investments.

An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. Investors buying or selling Fund shares on the secondary market may incur brokerage commissions. In addition, investors who sell Fund shares may receive less than the Fund shares' net asset value. Unlike shares of open-end funds, investors are generally not able to purchase exchange-traded fund ("ETF") shares directly from a Fund and individual ETF shares are not redeemable. However, specified large blocks of ETF shares called creation units can be purchased from, or redeemed to, a Fund.

Each Fund is subject to index tracking risk. You should anticipate that the value of Fund shares will decline, more or less, in correlation with any decline in the value of the index that the Fund seeks to track.

Each Fund's return may not match the return of the index it seeks to track for a number of reasons. While First Trust seeks to have a correlation of 0.95 or better, before expenses, between a Fund's performance and the performance of its corresponding index, there can be no assurance that a Fund will be able to achieve such a correlation. Accordingly, each Fund's performance may correlate to a lesser extent and may possibly vary substantially from the performance of its corresponding index.

Each Fund is also exposed to additional market risk due to a policy of investing principally in the securities included in its corresponding index. As a result of such policies, securities held by each Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. As a result, each Fund will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the index the Fund seeks to track.

Each Fund relies on a license from an index provider that permits the Fund to use its corresponding index and associated trade names and trademarks in connection with the name and investment strategies of the Fund. Such licenses may be terminated by the respective index provider and, as a result, each Fund may lose its ability to use such intellectual property. There is also no guarantee that the index provider has all rights to license the respective intellectual property to First Trust, on behalf of the Fund. Accordingly, in the event the license is terminated or the index provider does not have rights to license the particular intellectual property, it may have a significant effect on the operation of the related Fund.

Each Fund is subject to issuer specific changes risk. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Each Fund will be concentrated in the securities of companies of a given industry if the Fund's corresponding index is concentrated in such industry. A concentration makes a Fund more susceptible to any single occurrence affecting the related industry and may subject a Fund to greater market risk than less concentrated funds.

First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund and First Trust Chindia ETF are non-diversified. As a result, those Funds are exposed to additional market risk. A non-diversified fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, changes in the market value of a single portfolio security could cause greater fluctuations in share price than would occur in a diversified fund. Furthermore, non-diversified funds are more susceptible to any single political, regulatory or economic occurrence.

First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund invests in the securities of companies in the consumer staples sector. Consumer staples companies provide products directly to the consumer that are typically considered non-discretionary items based on consumer purchasing habits. The success of these companies is affected by a variety of factors, such as government regulations, which may affect the permissibility of using various food additives and the production methods of companies that manufacture food products.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2016 (UNAUDITED)

The Funds are not actively managed. The Funds may be affected by a general decline in certain market segments relating to their corresponding index. The Funds invest in securities included in or representative of their corresponding index regardless of their investment merit. The Funds generally will not attempt to take defensive positions in declining markets.

The First Trust NASDAQ-100 Equal Weighted Index Fund and the First Trust NASDAQ-100-Technology Sector Index Fund invest in stocks of companies in the technology sector. You should be aware that an investment in a portfolio which invests in a particular sector involves additional risks, including limited diversification. The companies engaged in the technology sector are subject to fierce competition and high research and development costs, and their products and services may be subject to rapid obsolescence.

First Trust S&P REIT Index Fund and First Trust NASDAQ(R) ABA Community Bank Index Fund invest in securities of companies in the financials and real estate sectors. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business. Although recently enacted legislation repealed most of the barriers which separated the banking, insurance and securities industries, these industries are still extensively regulated at both the federal and state level and may be adversely affected by increased regulations.

The First Trust Chindia ETF, the First Trust NASDAQ-100 Equal Weighted Index Fund, the First Trust NASDAQ-100-Technology Sector Index Fund and the First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund invest in securities of companies in the information technology industry. Information technology companies are generally subject to the risks of rapidly changing technologies; short product life cycles; fierce competition; and aggressive pricing and reduced profit margins.

The First Trust Chindia ETF, First Trust NASDAQ-100 Ex-Technology Sector Index Fund and First Trust NASDAQ-100 Equal Weighted Index Fund invest in the securities of companies in the consumer discretionary sector. Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.

The First Trust Natural Gas ETF invests in the securities of companies in the energy sector. General problems of issuers in the energy sector include volatile fluctuations in price and supply of energy fuels, international politics, terrorist attacks, reduced demand as a result of increases in energy efficiency and energy conservation, the success of exploration projects, clean-up and litigation costs relating to oil spills and environmental damage, and tax and other regulatory policies of various governments. In addition, recent oil prices have been at historic highs and extremely volatile.

The First Trust Water ETF and the First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund invest in the securities of companies in the industrials sector. General risks of these companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

The First Trust S&P REIT Index Fund invests in companies in the real estate industry, including real estate investment trusts ("REITs") and is subject to the risks associated with investing in real estate (any of which could cause the value of a REIT's stock price to decline), which may include, but are not limited to, possible declines in the value of real estate, adverse general and local economic conditions, possible lack of availability of mortgage funds, overbuilding in a REIT's market, changes in interest rates and environmental problems. Furthermore, increases in interest rates typically lower the present value of a REIT's future earnings stream, and may make financing property purchases and improvements more costly.

The First Trust NASDAQ-100 Ex-Technology Sector Index Fund invests in the securities of companies in the health care sector. Because companies in the health care sector are involved in medical services or health care including biotechnology research and production, drugs and pharmaceuticals and health care facilities and services, general problems of these companies include extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulations.

The First Trust Water ETF invests in the securities of utilities companies. Utilities companies are subject to the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market's ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for utilities. Utilities issuers have been experiencing certain of these problems to varying degrees.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2016 (UNAUDITED)

The Funds may invest in small capitalization and mid-capitalization companies. Such companies' securities may be less liquid and may experience greater price volatility than securities of larger, more established companies.

Because a Fund's corresponding index may include American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs") and/or stocks of non-U.S. companies, the investments of certain Funds, including but not limited to, the First Trust Chindia ETF, the First Trust Natural Gas ETF and the First Trust Water ETF involve risks of investing in non-U.S. securities that are in addition to the risk associated with domestic securities. Non-U.S. companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, non-U.S. accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. In addition, non-U.S. companies are exposed to additional economic, political, social or diplomatic events. ADRs and ADSs also involve substantially identical risks to those associated with investments in non-U.S. securities. In addition, the issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

The First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund invests in renewable and alternative energy companies. You should be aware that share prices of renewable and alternative energy companies have been significantly more volatile than shares of companies operating in other more established industries and the securities included in the First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund may be subject to sharp price declines. This industry is relatively nascent and under-researched in comparison to more established and mature sectors, and should therefore be regarded as having greater investment risk.

The First Trust Water ETF invests in companies in the potable water and wastewater industries. You should be aware that adverse developments in these industries may significantly affect the value of the shares of the First Trust ISE Water Index Fund. Companies involved in the potable water and wastewater industries are subject to environmental considerations, taxes, government regulation, price and supply fluctuations, competition and conservation.

The First Trust Natural Gas ETF invests in companies in the natural gas industry. You should be aware that one of the natural gas industry's primary risks is the competitive risk associated with the prices of alternative fuels, such as coal and oil. Additionally, the natural gas industry is sensitive to increased interest rates because of the industry's capital intensive nature. Furthermore, there are additional risks and hazards that are inherent in the natural gas industry that may cause the price of natural gas to widely fluctuate.

The First Trust Chindia ETF invests in the securities of Chinese and Indian companies. You should be aware that investments in such companies are subject to additional risks, which are associated with possible adverse economic, political and social developments in those countries.

The First Trust NASDAQ(R) ABA Community Bank Index Fund is concentrated in the securities of NASDAQ(R) listed community banks as defined by its corresponding index which involves additional risks, including limited diversification. These companies are subject to certain risks, including the adverse effects of volatile interest rates, economic recession, increased competition from new entrants in the field, and potential increased regulation. The financial performance of these companies may also be highly dependent upon the business environment in certain geographic regions of the United States and may be adversely impacted by any downturn or unfavorable economic or employment developments in their local markets and the United States as a whole. These companies may also be subject to interest rate risks and changes in monetary policy as their earnings are largely dependent upon their net interest income and lending risks that could further increase because of increases in interest rates and/or continuing economic weakness. First Trust NASDAQ-100-Technology Sector Index Fund and First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund invest in semiconductor companies. Semiconductor companies are primarily involved in the design, distribution, manufacture and sale of semiconductors. Semiconductor companies are significantly affected by rapid obsolescence, intense competition and global demand. The Fund is also subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes. The prices of the securities of semiconductor companies may fluctuate widely in response to such events.

First Trust Natural Gas ETF invests in MLPs. An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest may exist between common unit holders and the general partner, including those arising from incentive distribution payments. In addition, there is the risk that an MLP could be, contrary to its intention, taxed as a corporation, resulting in decreased returns from such MLP.

          NOT FDIC INSURED     NOT BANK GUARANTEED     MAY LOSE VALUE

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2016 (UNAUDITED)

                                  REMUNERATION

First Trust Advisors L.P. ("First Trust") is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of the First Trust Exchange-Traded Funds it manages (the "Funds") in the United Kingdom in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the "Directive"). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust's interpretation of currently available regulatory guidance on remuneration disclosures.

During the year ended December 31, 2016, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Funds is $5,672,759. This figure is comprised of $239,218 paid (or to be paid) in fixed compensation and $5,433,541 paid (or to be paid) in variable compensation. There were a total of 13 beneficiaries of the remuneration described above. Those amounts include $3,984,992 paid (or to be paid) to senior management of First Trust Advisors L.P. and $1,687,767 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Funds (collectively, "Code Staff").

Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust's remuneration policy (the "Remuneration Policy") which is determined and implemented by First Trust's senior management. The Remuneration Policy reflects First Trust's ethos of good governance and encapsulates the following principal objectives:

      i. to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;

      ii. to promote sound and effective risk management consistent with the risk profiles of the Funds managed by First Trust; and

      iii. to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the Funds managed by First Trust in a manner that avoids conflicts of interest.

First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.

First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Funds.

The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.

No individual is involved in setting his or her own remuneration.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2016 (UNAUDITED)

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                   NUMBER OF           OTHER
                                                                                                 PORTFOLIOS IN    TRUSTEESHIPS OR
                                                                                                THE FIRST TRUST    DIRECTORSHIPS
       NAME, ADDRESS,            TERM OF OFFICE                                                  FUND COMPLEX     HELD BY TRUSTEE
      DATE OF BIRTH AND          AND YEAR FIRST               PRINCIPAL OCCUPATIONS               OVERSEEN BY       DURING PAST
   POSITION WITH THE TRUST    ELECTED OR APPOINTED             DURING PAST 5 YEARS                  TRUSTEE           5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o Indefinite Term   Physician, Officer, Wheaton Orthopedics;         138         None
c/o First Trust Advisors L.P.                       Limited Partner, Gundersen Real Estate
120 E. Liberty Drive,           o Since Inception   Limited Partnership (June 1992 to
  Suite 400                                         December 2016); Member, Sportsmed LLC
Wheaton, IL 60187                                   (April 2007 to November 2015)
D.O.B.: 04/51

Thomas R. Kadlec, Trustee       o Indefinite Term   President, ADM Investor Services, Inc.           138         Director of ADM
c/o First Trust Advisors L.P.                       (Futures Commission Merchant)                                Investor Services,
120 E. Liberty Drive,           o Since Inception                                                                Inc., ADM
  Suite 400                                                                                                      Investor Services
Wheaton, IL 60187                                                                                                International and
D.O.B.: 11/57                                                                                                    Futures Industry
                                                                                                                 Association

Robert F. Keith, Trustee        o Indefinite Term   President, Hibs Enterprises (Financial and       138         Director of Trust
c/o First Trust Advisors L.P.                       Management Consulting)                                       Company of
120 E. Liberty Drive,           o Since Inception                                                                Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee        o Indefinite Term   Managing Director and Chief Operating            138         Director of
c/o First Trust Advisors L.P.                       Officer (January 2015 to Present), Pelita                    Covenant
120 E. Liberty Drive,           o Since Inception   Harapan Educational Foundation (Educational                  Transport Inc.
  Suite 400                                         Products and Services); President and Chief                  (May 2003 to
Wheaton, IL 60187                                   Executive Officer (June 2012 to September                    May 2014)
D.O.B.: 03/54                                       2014), Servant Interactive LLC (Educational
                                                    Products and Services); President and Chief
                                                    Executive Officer (June 2012 to September
                                                    2014), Dew Learning LLC (Educational
                                                    Products and Services); President (June
                                                    2002 to June 2012), Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,     o Indefinite Term   Chief Executive Officer, First Trust             138         None
Chairman of the Board                               Advisors L.P. and First Trust
120 E. Liberty Drive,           o Since Inception   Portfolios L.P.; Chairman of the
  Suite 400                                         Board of Directors, BondWave LLC
Wheaton, IL 60187                                   (Software Development Company)
D.O.B.: 09/55                                       and Stonebridge Advisors LLC
                                                    (Investment Advisor)

-----------------------------
(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2016 (UNAUDITED)

                                POSITION AND             TERM OF OFFICE
    NAME, ADDRESS                 OFFICES                AND LENGTH OF                        PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH              WITH TRUST                 SERVICE                            DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas           President and Chief          o Indefinite Term       Managing Director and Chief Financial Executive
120 E. Liberty Drive,    Executive Officer                                    Officer (January 2016 to Present), Controller (January
  Suite 400                                           o Since January 2016    2011 to January 2016), Senior Vice President (April
Wheaton, IL 60187                                                             2007 to January 2016), First Trust Advisors L.P. and
D.O.B: 01/66                                                                  First Trust Portfolios L.P.; Chief Financial Officer,
                                                                              (January 2016 to Present), BondWave LLC (Software
                                                                              Development Company) and Stonebridge Advisors
                                                                              LLC (Investment Advisor)

Donald P. Swade          Treasurer, Chief Financial   o Indefinite Term       Senior Vice President (July 2016 to Present), Vice
120 E. Liberty Drive,    Officer and Chief                                    President (April 2012 to July 2016), First Trust
  Suite 400              Accounting Officer           o Since January 2016    Advisors L.P. and First Trust Portfolios L.P.; Vice
Wheaton, IL 60187                                                             President (September 2006 to April 2012), Guggenheim
D.O.B.: 08/72                                                                 Funds Investment Advisors, LLC and Claymore
                                                                              Securities, Inc.

W. Scott Jardine         Secretary and Chief          o Indefinite Term       General Counsel, First Trust Advisors L.P. and First
120 E. Liberty Drive,    Legal Officer                                        Trust Portfolios L.P.; Secretary and General Counsel,
  Suite 400                                           o Since Inception       BondWave LLC; Secretary, Stonebridge
Wheaton, IL 60187                                                             Advisors LLC
D.O.B.: 05/60

Daniel J. Lindquist      Vice President               o Indefinite Term       Managing Director (July 2012 to Present), Senior
120 E. Liberty Drive,                                                         Vice President (September 2005 to July 2012),
  Suite 400                                           o Since Inception       First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                             Portfolios L.P.
D.O.B.: 02/70

Kristi A. Maher          Chief Compliance Officer     o Indefinite Term       Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,    and Assistant Secretary                              and First Trust Portfolios L.P.
  Suite 400                                           o Since Inception
Wheaton, IL 60187
D.O.B.: 12/66

Roger F. Testin          Vice President               o Indefinite Term       Senior Vice President, First Trust Advisors L.P.
120 E. Liberty Drive,                                                         and First Trust Portfolios L.P.
  Suite 400                                           o Since Inception
Wheaton, IL 60187
D.O.B.: 06/66

Stan Ueland              Vice President               o Indefinite Term       Senior Vice President (September 2012 to Present),
120 E. Liberty Drive,                                                         Vice President (August 2005 to September 2012), First
  Suite 400                                           o Since Inception       Trust Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 11/70

-----------------------------
(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2016 (UNAUDITED)

PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, we restrict access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).


March 2016

                      This page intentionally left blank.

FIRST TRUST

First Trust Exchange-Traded Fund

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL  60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

FIRST TRUST

First Trust Exchange-Traded Fund

Book 3

First Trust Total US Market AlphaDEX(R) ETF (TUSA)
First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund (VIXH)

Annual Report
December 31, 2016

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                                 ANNUAL REPORT
                               DECEMBER 31, 2016

Shareholder Letter...........................................................  2
Market Overview..............................................................  3
Fund Performance Overview
   First Trust Total US Market AlphaDEX(R) ETF (TUSA)........................  4
   First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund (VIXH)..............  6
Notes to Fund Performance Overview...........................................  8
Understanding Your Fund Expenses.............................................  9
Portfolio of Investments
   First Trust Total US Market AlphaDEX(R) ETF (TUSA)........................ 10
   First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund (VIXH).............. 25
Statements of Assets and Liabilities......................................... 32
Statements of Operations..................................................... 33
Statements of Changes in Net Assets.......................................... 34
Financial Highlights......................................................... 35
Notes to Financial Statements................................................ 36
Report of Independent Registered Public Accounting Firm...................... 44
Additional Information....................................................... 45
Board of Trustees and Officers............................................... 48
Privacy Policy............................................................... 50

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See "Risk Considerations" in the Additional Information Section of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund's portfolio and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                               DECEMBER 31, 2016

Dear Shareholders:

Now that 2016 is over, many will remember some of the historic events that occurred during the year: from the Brexit vote in the UK to leave the European Union, to the results of the U.S. Presidential Election which seemed unlikely at the beginning of the year, to the first World Series Championship for the Chicago Cubs in 108 years!

First Trust Advisors L.P. ("First Trust") is pleased to provide you with this annual report which contains detailed information about your investment for the 12 months ended December 31, 2016, including a market overview and a performance analysis for the period. Additionally, First Trust has compiled the Funds' financial statements for you to review. We encourage you to read this report and discuss it with your financial advisor.

On November 8, Donald J. Trump was elected to become the 45th president in our country's history. While no one has a crystal ball and the ability to predict how his presidency will shape the United States (and the world), there is no doubt that his populist message resonated for many Americans. And his message of improving lives for the "average" American, while reducing the size and scope of the federal government, also won him millions of votes. Many of his supporters believe that with his background in business, President Trump will make policy changes that will continue to grow the economy and spur stock markets even higher. Many analysts predicted the Dow Jones Industrial Average would hit a new benchmark, 20,000, in the first days of the New Year. As with all change and a new administration, only time will tell.

As of December 31, 2016, the S&P 500(R) Index was up 11.96% calendar year-to-date, on a total return basis, as measured by Bloomberg. The current bull market (measuring from March 9, 2009 through December 31, 2016) is the second longest in history. We remain bullish on the economy, but continue to have a long-term perspective. We believe investors should think long-term as well, since no one can predict volatility and the inevitable ups and downs that occur in the market.

Thank you for your investment in First Trust Exchange-Traded Fund and for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue our relentless focus on bringing the types of investments that we believe could help you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
MARKET OVERVIEW
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                                 ANNUAL REPORT
                               DECEMBER 31, 2016

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF MARKET STRATEGIST
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has over 25 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE ECONOMY/INVESTING

For the second consecutive year, at its December Federal Open Market Committee meeting, the Federal Reserve (the "Fed") initiated a 25 basis point increase to the federal funds target rate trading range, which now stands at 0.50% to 0.75%. The Fed commented in December that inflation expectations have increased "considerably" and noted that the labor market is tightening, according to Bloomberg. The Fed is forecasting three quarter-point increases in 2017. For the 30-year period ended December 31, 2016, the federal funds target rate (upper bound) averaged 3.54%, according to Bloomberg.

Consumer confidence levels continued to rise in 2016. The Conference Board's Consumer Confidence Index reading stood at 113.70 in December, up from 96.30 in December 2015, according to Bloomberg. The index reached as low as 25.30 in February 2009, just prior to the end of the last bear market in stocks in March 2009. While confidence levels are higher than at any point since 2001, the index has room to run. The highest reading so far in this millennium was 144.71, set in January 2000. Confidence levels have been bolstered by gains in the labor force, in our opinion. U.S. nonfarm payrolls expanded by an average of 180,000 per month in 2016, above the 159,000 per month average posted so far in the current economic recovery (July 2009-December 2016), according to data from the Bureau of Labor Statistics.

ETFGI, an industry research group, reported that total assets invested in exchange-traded funds ("ETFs") and other exchange-traded products ("ETPs") reached a record high of $3.55 trillion globally in 2016, according to its own release. Total assets invested in U.S. ETFs/ETPs reached a record high $2.59 trillion in 2016.

U.S. STOCKS AND BONDS

In 2016, three of the major U.S. stock indices posted double-digit returns. The S&P 500(R) Index, S&P MidCap 400(R) Index and S&P SmallCap 600(R) Index posted total returns of 11.96%, 20.74%, and 26.56%, respectively, according to Bloomberg. Ten of the 11 major S&P 500(R) Index sectors (Real Estate was added in September 2016) posted positive total returns. The top-performing sectors were Energy, Telecommunication Services and Financials, up 27.36%, 23.49% and 22.75%, respectively, on a total return basis. The only sector that posted a loss was Health Care, down 2.69%. Health Care stocks, particularly the drug makers, came under increased scrutiny during the election cycle from some of the political candidates, including Hillary Clinton. It is not unusual for candidates to use rising prescription drug prices as a wedge issue in an effort to garner votes, in our opinion.

The S&P 500(R) Index closed 1.45% below its all-time closing high (2,271.72 on December 13, 2016) on December 31, 2016, according to Bloomberg. The consensus estimated earnings growth rates for 2017 for the S&P 500(R) Index, S&P MidCap 400(R) Index and S&P SmallCap 600(R) Index were 12.02%, 11.49% and 17.64%, respectively, as of December 31, 2016 according to Bloomberg. The consensus estimated earnings growth rates for 2018 for the S&P 500(R) Index, S&P MidCap 400(R) Index and S&P SmallCap 600(R) Index were 11.20%, 12.00% and 15.95%, respectively. We are encouraged by level of those earnings growth rate estimates at this stage of the bull market.

In the U.S. bond market, the top-performing major debt group was high yield corporate bonds. The Bloomberg Barclays U.S. Corporate High Yield Index posted a total return of 17.13%. The worst-performing debt group that we track was municipal bonds, though the group still generated a positive return. The Bloomberg Barclays Municipal Bond: Long Bond (22+) Index posted a total return of 0.88%. The yield on the benchmark 10-Year Treasury note (T-note) increased by 18 basis points in 2016, from 2.27% on December 31, 2015 to 2.45% on December 31, 2016. A yield of 2.45% is low by historical standards. For the 30-year period ended December 31, 2016, the average yield on the 10-year T-note was 5.11%, according to Bloomberg.

FOREIGN STOCKS AND BONDS
The U.S. dollar appreciated by 3.63% against a basket of major currencies in 2016, as measured by the U.S. Dollar Index. With respect to U.S. investors, a stronger U.S. dollar can negatively impact returns on foreign securities.

The Bloomberg Barclays EM Hard Currency Aggregate Index of emerging markets debt posted a total return of 9.00% in U.S. dollar ("USD") terms, while the Bloomberg Barclays Global Aggregate Index of higher quality debt rose 2.09% (USD) for the same period. The MSCI Emerging Markets Index of stocks posted a total return of 11.19% (USD), while the MSCI World Index (excluding the U.S.) posted a total return of 2.75% (USD).

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

The First Trust Total US Market AlphaDEX(R) ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ AlphaDEX(R) Total US Market Index (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is designed to quantitatively identify and select stocks across market capitalizations (including large-cap, mid-cap and small-cap companies) that exhibit growth and value factors and appear to have the greatest potential for capital appreciation. The Index is a modified equal-dollar weighted index. The Index is reconstituted and balanced on a quarterly basis. The Fund's shares are listed for trading on The Nasdaq Stock Market LLC. The first day of secondary market trading in shares of the Fund was December 7, 2006.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                AVERAGE ANNUAL TOTAL RETURNS         CUMULATIVE TOTAL RETURNS
                                                    1 Year     5 Years    10 Years   Inception    5 Years    10 Years   Inception
                                                     Ended      Ended       Ended    (12/5/06)     Ended       Ended     (12/5/06)
                                                   12/31/16   12/31/16    12/31/16  to 12/31/16  12/31/16    12/31/16   to 12/31/16
FUND PERFORMANCE
NAV                                                  15.48%     10.22%      4.80%       4.65%      62.70%     59.81%      58.06%
Market Value                                         15.70%     10.24%      4.80%       4.66%      62.79%     59.77%      58.25%

INDEX PERFORMANCE
NASDAQ AlphaDEX(R) Total US Market Index*            16.42%       N/A        N/A        N/A          N/A        N/A         N/A
Russell 3000(R) Index                                12.74%     14.67%      7.07%       7.03%      98.23%     98.10%      98.25%
------------------------------------------------------------------------------------------------------------------------------------

* On January 9, 2015, the Fund's underlying index changed from the Value Line(R) Equity Allocation Index to the NASDAQ AlphaDEX(R) Total US Market Index. Therefore, the Fund's performance and total returns shown for the periods prior to January 9, 2015, are not necessarily indicative of the performance the Fund, based on its current index, would have generated. Since the Fund's new underlying index had an inception date of September 8, 2014, it was not in existence for all of the periods disclosed. The Value Line(R) Equity Allocation Index is not shown above as the index terminated on January 9, 2015 and information on this index is no longer available.

(See Notes to Fund Performance Overview on page 8.)

PERFORMANCE REVIEW

The Fund generated a net asset value ("NAV") return of 15.48% during the 12-month period covered by this report. During the same period, the Russell 3000(R) Index ("benchmark") generated a return of 12.74%. The Financials and Industrials sectors were the top two contributing and performing sectors with 4.8% and 4.3% contributions and 30.0% and 27.8% returns, respectively. The Health Care sector was the only negative returning sector over the period with a -0.9% contribution, stemming from the Fund's 8.6% weighting in the sector and -5.3% return. The Biotechnology industry in particular contributed -0.7% to the Fund's return as the industry had a -19.4% return. On a relative basis, the Fund outperformed the benchmark. The Financials sector, where the Fund over weighted the benchmark by 1.7%, is responsible for 1.4% of outperformance. Similarly, the Industrials sector created 1.4% of outperformance by the Fund over weighting the benchmark by 4.6% this well-performing sector. The Energy sector reversed 1.0% of outperformance. The Fund had a -2.0% lower allocation than the benchmark within this sector and had -10.1% lower return.

The NASDAQ AlphaDEX(R) Total US Market Index (the "Index") is a trademark of The Nasdaq OMX Group and has been licensed for use by First Trust Portfolios L.P. AlphaDEX(R) is a trademark owned by First Trust Portfolios L.P. and has been licensed to The Nasdaq OMX Group for use in the name of the Index. The First Trust Total US Market AlphaDEX(R) ETF is not sponsored, endorsed, sold or promoted by The Nasdaq OMX Group and The Nasdaq OMX Group makes no representation or warranty regarding the advisability of investing in the First Trust Total US Market AlphaDEX(R) ETF or as to the result to be obtained by any person from use of the Index in connection with the trading of the First Trust Total US Market AlphaDEX(R) ETF.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA) (CONTINUED)

-----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
Information Technology                        18.45%
Financials                                    17.72
Consumer Discretionary                        16.96
Industrials                                   15.44
Health Care                                    9.63
Materials                                      4.46
Energy                                         4.26
Consumer Staples                               4.03
Real Estate                                    3.98
Utilities                                      3.43
Telecommunication Services                     1.64
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
NVIDIA Corp.                                   0.61%
United Continental Holdings, Inc.              0.55
Valero Energy Corp.                            0.51
American Airlines Group, Inc.                  0.50
Marathon Petroleum Corp.                       0.49
Level 3 Communications, Inc.                   0.48
Host Hotels & Resorts, Inc.                    0.48
Regions Financial Corp.                        0.46
Harris Corp.                                   0.44
Best Buy Co., Inc.                             0.44
                                             -------
   Total                                       4.96%
                                             =======

     PERFORMANCE OF A $10,000 INITIAL INVESTMENT
        DECEMBER 31, 2006 - DECEMBER 31, 2016

              First Trust
            Total US Market            Russell 3000(R)
            AlphaDEX(R) ETF                 Index
12/06           $10,000                    $10,000
06/07            10,728                     10,711
12/07            10,465                     10,514
06/08             9,575                      9,353
12/08             6,755                      6,592
06/09             7,115                      6,869
12/09             9,062                      8,461
06/10             8,930                      7,949
12/10            10,862                      9,893
06/11            11,100                     10,521
12/11             9,824                      9,994
06/12             9,995                     10,925
12/12            10,683                     11,634
06/13            12,225                     13,270
12/13            14,385                     15,538
06/14            15,110                     16,616
12/14            14,725                     17,488
06/15            14,899                     17,827
12/15            13,844                     17,572
06/16            14,295                     18,208
12/16            15,986                     19,808

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2012 through December 31, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD            0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/12 - 12/31/12           124              1             0             0
01/01/13 - 12/31/13           140              0             0             0
01/01/14 - 12/31/14           178              0             0             0
01/01/15 - 12/31/15           115             15             0             0
01/01/16 - 12/31/16           121              0             0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD            0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/12 - 12/31/12           122              3             0             0
01/01/13 - 12/31/13           104              8             0             0
01/01/14 - 12/31/14            68              6             0             0
01/01/15 - 12/31/15           110             12             0             0
01/01/16 - 12/31/16           131              0             0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CBOE(R) S&P 500(R) VIX(R) TAIL HEDGE FUND (VIXH)

The First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the CBOE(R) VIX(R) Tail Hedge Index (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks and call options included in the Index. The Index is composed of each of the equity securities comprising the S&P 500(R) Index and an out-of-the-money call option position on the Chicago Board Options Exchange Volatility Index(R) (the "VIX Index"). The VIX Index is quoted in percentage points, is calculated and disseminated in real-time by The Chicago Board Options Exchange ("CBOE(R)") and is a way of measuring the market's expectation of volatility in the S&P 500(R) over the next 30-day period. The Index, and in turn the Fund, tracks the performance of an S&P 500(R) stock portfolio (with dividends reinvested), and call options on the VIX Index. The amount of the Index allocated to call options on the VIX Index is reevaluated and rebalanced each month, depending on the level of forward expected volatility in the S&P 500(R) Index, as measured by the closest to maturity VIX Index futures. The Index is designed to help address extreme downward movements in the market by hedging its portfolio through purchasing call options on the VIX Index, or "tail hedging." The Index is reconstituted and rebalanced monthly. The Fund's shares are listed for trading on the NYSE Arca, Inc. The first day of secondary market trading in shares of the Fund was August 30, 2012.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     AVERAGE ANNUAL            CUMULATIVE
                                                                                      TOTAL RETURNS           TOTAL RETURNS
                                                                  1 Year Ended     Inception (8/29/12)     Inception (8/29/12)
                                                                    12/31/16           to 12/31/16             to 12/31/16
FUND PERFORMANCE
NAV                                                                   0.54%               5.85%                  27.97%
Market Value                                                          0.67%               5.88%                  28.13%

INDEX PERFORMANCE
CBOE(R) VIX(R) Tail Hedge Index                                       1.02%               6.31%                  30.42%
S&P 500(R) Index                                                     11.96%              13.63%                  74.14%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 8.)


PERFORMANCE REVIEW

The Fund generated a NAV return of 0.54% during the 12-month period covered by this report. During the same period, the S&P 500(R) Index ("benchmark") generated a return of 11.96%. Greater volatility, as measured by the Index, through much of the year, had the Fund invested in VIX options. During 11 of the 12 months throughout 2016, the Fund acquired a VIX option at a 1.0% weighting of the Fund's NAV at the time of rebalance. The January 20th option expired in the money and created 0.12% of relative outperformance against the benchmark. During the other 10 months, the options expired out of the money creating roughly -11.0% of relative underperformance.

S&P(R) and S&P 500(R) are registered trademarks of Standard & Poor's Financial Services LLC ("SPFS"); and CBOE(R), Chicago Board Options Exchange(R), CBOE Volatility Index(R) and VIX(R) are registered trademarks of Chicago Board Options Exchange, Incorporated ("CBOE(R)"); and these trademarks have been licensed for use by the S&P Dow Jones Indices LLC and sublicensed for certain purposes by First Trust.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CBOE(R) S&P 500(R) VIX(R) TAIL HEDGE FUND (VIXH) (CONTINUED)




-----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                        20.77%
Financials                                    14.82
Health Care                                   13.64
Consumer Discretionary                        12.02
Industrials                                   10.27
Consumer Staples                               9.37
Energy                                         7.56
Utilities                                      3.17
Real Estate                                    2.88
Materials                                      2.84
Telecommunication Services                     2.66
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Apple, Inc.                                    3.20%
Microsoft Corp.                                2.51
Exxon Mobil Corp.                              1.94
Johnson & Johnson                              1.63
Berkshire Hathaway, Inc., Class B              1.61
JPMorgan Chase & Co.                           1.60
Amazon.com, Inc.                               1.53
General Electric Co.                           1.45
Facebook, Inc., Class A                        1.40
AT&T, Inc.                                     1.36
                                             -------
   Total                                      18.23%
                                             =======

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                      AUGUST 29, 2012 - DECEMBER 31, 2016

                 First Trust
              CBOE(R) S&P 500(R)           CBOE(R) VIX(R)             S&P 500(R)
            VIX(R) Tail Hedge Fund        Tail Hdge Index                Index
08/12              $10,000                    $10,000                   $10,000
12/12                9,863                      9,880                    10,193
06/13               10,686                     10,719                    11,602
12/13               11,738                     11,799                    13,494
06/14               12,251                     12,345                    14,457
12/14               13,525                     13,666                    15,342
06/15               13,175                     13,320                    15,531
12/15               12,730                     12,910                    15,554
06/16               12,551                     12,752                    16,151
12/16               12,800                     13,041                    17,414

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 30, 2012 (commencement of trading) through December 31, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD            0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
08/30/12 - 12/31/12            57              3             0             0
01/01/13 - 12/31/13           155              5             0             0
01/01/14 - 12/31/14           152              2             0             1
01/01/15 - 12/31/15            98              1             0             1
01/01/16 - 12/31/16            76              3             0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD            0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
08/30/12 - 12/31/12            21              1             1             0
01/01/13 - 12/31/13            92              0             0             0
01/01/14 - 12/31/14            95              2             0             0
01/01/15 - 12/31/15           148              1             1             2
01/01/16 - 12/31/16           168              4             1             0

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

FIRST TRUST EXCHANGE-TRADED FUND

UNDERSTANDING YOUR FUND EXPENSES
DECEMBER 31, 2016 (UNAUDITED)

As a shareholder of First Trust Total US Market AlphaDEX(R) ETF or First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended December 31, 2016.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

-----------------------------------------------------------------------------------------------------------------------
                                                                                          ANNUALIZED
                                                                                         EXPENSE RATIO    EXPENSES PAID
                                                     BEGINNING           ENDING          BASED ON THE      DURING THE
                                                   ACCOUNT VALUE      ACCOUNT VALUE       SIX-MONTH         SIX-MONTH
                                                   JULY 1, 2016     DECEMBER 31, 2016     PERIOD (a)       PERIOD (b)
-----------------------------------------------------------------------------------------------------------------------
FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)
Actual                                              $1,000.00           $1,118.30            0.70% (a)         $3.73
Hypothetical (5% return before expenses)            $1,000.00           $1,021.62            0.70% (a)         $3.56

FIRST TRUST CBOE(R) S&P 500(R) VIX(R) TAIL HEDGE
   FUND (VIXH)
Actual                                              $1,000.00           $1,019.80            0.60%             $3.05
Hypothetical (5% return before expenses)            $1,000.00           $1,022.12            0.60%             $3.05


(a) These expense ratios reflect an expense cap. See Note 3 in Notes to Financial Statements.

(b) Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (July 1, 2016 through December 31, 2016), multiplied by 184/366 (to reflect the one-half year period).

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2016

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.9%
             AEROSPACE & DEFENSE -- 2.0%
          83 AAR Corp.                         $        2,743
          39 Astronics Corp. (a)                        1,320
          38 B/E Aerospace, Inc.                        2,287
         102 BWX Technologies, Inc.                     4,049
          19 Cubic Corp.                                  911
          86 Curtiss-Wright Corp.                       8,459
         158 DigitalGlobe, Inc. (a)                     4,527
          11 Esterline Technologies Corp. (a)             981
          42 General Dynamics Corp.                     7,252
         113 HEICO Corp.                                8,718
         177 Hexcel Corp.                               9,105
          38 Huntington Ingalls Industries, Inc.        6,999
          54 Lockheed Martin Corp.                     13,497
          44 Moog, Inc., Class A (a)                    2,890
          40 National Presto Industries, Inc.           4,256
          31 Northrop Grumman Corp.                     7,210
          77 Rockwell Collins, Inc.                     7,143
          44 Spirit AeroSystems Holdings, Inc.,
                Class A                                 2,567
          91 TASER International, Inc. (a)              2,206
          54 Teledyne Technologies, Inc. (a)            6,642
         657 Textron, Inc.                             31,904
         123 TransDigm Group, Inc.                     30,622
                                               --------------
                                                      166,288
                                               --------------
             AIR FREIGHT & LOGISTICS -- 0.4%
         182 Air Transport Services Group,
                Inc. (a)                                2,905
          61 Atlas Air Worldwide Holdings,
                Inc. (a)                                3,181
          76 Expeditors International of
                Washington, Inc.                        4,025
          37 FedEx Corp.                                6,889
          20 Forward Air Corp.                            948
          64 Hub Group, Inc., Class A (a)               2,800
         267 XPO Logistics, Inc. (a)                   11,524
                                               --------------
                                                       32,272
                                               --------------
             AIRLINES -- 1.6%
         149 Alaska Air Group, Inc.                    13,221
         892 American Airlines Group, Inc.             41,647
          72 Hawaiian Holdings, Inc. (a)                4,104
         568 JetBlue Airways Corp. (a)                 12,735
         165 SkyWest, Inc.                              6,014
         230 Spirit Airlines, Inc. (a)                 13,308
         622 United Continental Holdings,
                Inc. (a)                               45,331
                                               --------------
                                                      136,360
                                               --------------
             AUTO COMPONENTS -- 1.0%
         202 American Axle & Manufacturing
                Holdings, Inc. (a)                      3,898
         279 BorgWarner, Inc.                          11,004
         115 Cooper Tire & Rubber Co.                   4,468
          44 Cooper-Standard Holdings, Inc. (a)         4,549
         112 Dana, Inc.                                 2,126
          27 Dorman Products, Inc. (a)                  1,973


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             AUTO COMPONENTS (CONTINUED)
         190 Fox Factory Holding Corp. (a)     $        5,272
         446 Gentex Corp.                               8,782
         182 Goodyear Tire & Rubber (The) Co.           5,618
          44 LCI Industries (a)                         4,741
          81 Lear Corp.                                10,722
         275 Metaldyne Performance Group, Inc.          6,311
          36 Standard Motor Products, Inc.              1,916
         119 Superior Industries International,
                Inc.                                    3,136
         101 Tenneco, Inc. (a)                          6,309
                                               --------------
                                                       80,825
                                               --------------
             AUTOMOBILES -- 1.0%
       2,706 Ford Motor Co.                            32,824
       1,028 General Motors Co.                        35,816
         124 Harley-Davidson, Inc.                      7,234
          69 Thor Industries, Inc.                      6,903
         111 Winnebago Industries, Inc.                 3,513
                                               --------------
                                                       86,290
                                               --------------
             BANKS -- 6.9%
          49 1st Source Corp.                           2,188
          75 Ameris Bancorp                             3,270
          89 Associated Banc-Corp.                      2,198
          12 BancFirst Corp.                            1,117
          38 BancorpSouth, Inc.                         1,180
       1,252 Bank of America Corp.                     27,669
          27 Bank of Hawaii Corp.                       2,395
         195 BankUnited, Inc.                           7,350
         346 BB&T Corp.                                16,269
          94 Berkshire Hills Bancorp, Inc.              3,464
          57 BOK Financial Corp.                        4,733
          68 Boston Private Financial Holdings,
                Inc.                                    1,125
          71 Brookline Bancorp, Inc.                    1,164
          57 Cathay General Bancorp                     2,168
          49 CenterState Banks, Inc.                    1,233
          35 Central Pacific Financial Corp.            1,100
          59 Chemical Financial Corp.                   3,196
         270 CIT Group, Inc.                           11,524
         553 Citigroup, Inc.                           32,865
         793 Citizens Financial Group, Inc.            28,255
          17 City Holding Co.                           1,149
          27 Columbia Banking System, Inc.              1,206
          83 Comerica, Inc.                             5,653
          42 Commerce Bancshares, Inc.                  2,428
          47 Community Trust Bancorp, Inc.              2,331
          54 Cullen/Frost Bankers, Inc.                 4,764
         160 East West Bancorp, Inc.                    8,133
          28 Enterprise Financial Services Corp.        1,204
         142 F.N.B. Corp.                               2,276
          45 FCB Financial Holdings, Inc.,
                Class A (a)                             2,147
       1,277 Fifth Third Bancorp                       34,441
         502 First BanCorp (a)                          3,318
           9 First Citizens BancShares, Inc.,
                Class A                                 3,195


Page 10                 See Notes to Financial Statements

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

DECEMBER 31, 2016

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             BANKS (CONTINUED)
          86 First Commonwealth Financial
                Corp.                          $        1,219
          40 First Financial Bancorp                    1,138
          24 First Financial Bankshares, Inc.           1,085
         257 First Horizon National Corp.               5,143
          28 First Interstate BancSystem, Inc.,
                Class A                                 1,191
          65 First Merchants Corp.                      2,447
         254 First Republic Bank                       23,404
         110 Flushing Financial Corp.                   3,233
         120 Fulton Financial Corp.                     2,256
          22 German American Bancorp, Inc.              1,157
          64 Great Southern Bancorp, Inc.               3,498
          26 Great Western Bancorp, Inc.                1,133
          27 Hancock Holding Co.                        1,164
          66 Hanmi Financial Corp.                      2,303
          72 Heartland Financial USA, Inc.              3,456
         116 Hilltop Holdings, Inc.                     3,457
          94 Home BancShares, Inc.                      2,610
         596 Huntington Bancshares, Inc.                7,879
          13 IBERIABANK Corp.                           1,089
          20 Independent Bank Group, Inc.               1,248
          88 International Bancshares Corp.             3,590
         326 Investors Bancorp, Inc.                    4,548
         294 JPMorgan Chase & Co.                      25,369
         537 KeyCorp                                    9,811
          83 LegacyTexas Financial Group, Inc.          3,574
          75 National Bank Holdings Corp.,
                Class A                                 2,392
         186 Old National Bancorp                       3,376
          49 Opus Bank                                  1,472
          33 Pacific Premier Bancorp, Inc. (a)          1,167
          46 PacWest Bancorp                            2,504
         248 People's United Financial, Inc.            4,801
         218 PNC Financial Services Group
                (The), Inc.                            25,497
         205 Popular, Inc.                              8,983
         107 Prosperity Bancshares, Inc.                7,680
       2,647 Regions Financial Corp.                   38,011
          60 S&T Bancorp, Inc.                          2,342
          28 Sandy Spring Bancorp, Inc.                 1,120
          34 ServisFirst Bancshares, Inc.               1,273
          17 Simmons First National Corp.,
                Class A                                 1,057
          54 Southside Bancshares, Inc.                 2,034
          38 State Bank Financial Corp.                 1,021
          53 Stock Yards Bancorp, Inc.                  2,488
         447 SunTrust Banks, Inc.                      24,518
          35 SVB Financial Group (a)                    6,008
         120 Synovus Financial Corp.                    4,930
         240 TCF Financial Corp.                        4,702
          23 Tompkins Financial Corp.                   2,174
          65 TriCo Bancshares                           2,222
          63 Trustmark Corp.                            2,246
         152 U.S. Bancorp                               7,808
         521 Umpqua Holdings Corp.                      9,784


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             BANKS (CONTINUED)
          65 Union Bankshares Corp.            $        2,323
          52 United Bankshares, Inc.                    2,405
          41 United Community Banks, Inc.               1,214
          90 Valley National Bancorp                    1,048
          22 Washington Trust Bancorp, Inc.             1,233
         103 Webster Financial Corp.                    5,591
         443 Wells Fargo & Co.                         24,414
          26 WesBanco, Inc.                             1,120
         209 Western Alliance Bancorp (a)              10,180
          31 Wintrust Financial Corp.                   2,250
         190 Zions Bancorporation                       8,178
                                               --------------
                                                      575,276
                                               --------------
             BEVERAGES -- 0.1%
          39 Constellation Brands, Inc.,
                Class A                                 5,979
          86 MGP Ingredients, Inc.                      4,298
                                               --------------
                                                       10,277
                                               --------------
             BIOTECHNOLOGY -- 1.8%
         104 AbbVie, Inc.                               6,512
          72 Acceleron Pharma, Inc. (a)                 1,837
         606 Agenus, Inc. (a)                           2,497
          42 Alkermes PLC (a)                           2,334
          78 Amgen, Inc.                               11,404
         318 ARIAD Pharmaceuticals, Inc. (a)            3,956
         645 Array BioPharma, Inc. (a)                  5,670
          63 Biogen, Inc. (a)                          17,866
          98 Coherus Biosciences, Inc. (a)              2,759
          37 Eagle Pharmaceuticals, Inc. (a)            2,936
          28 Emergent BioSolutions, Inc. (a)              920
         188 Exact Sciences Corp. (a)                   2,512
         340 Exelixis, Inc. (a)                         5,069
          83 Five Prime Therapeutics, Inc. (a)          4,159
         149 Foundation Medicine, Inc. (a) (b)          2,637
          60 Genomic Health, Inc. (a)                   1,763
         144 Halozyme Therapeutics, Inc. (a)            1,423
          69 Incyte Corp. (a)                           6,919
          93 Inovio Pharmaceuticals, Inc. (a)             645
          36 Intercept Pharmaceuticals,
                Inc. (a) (b)                            3,911
         219 Ironwood Pharmaceuticals, Inc. (a)         3,349
          16 Kite Pharma, Inc. (a)                        717
         241 Lexicon Pharmaceuticals, Inc. (a)          3,333
          29 MacroGenics, Inc. (a)                        593
         212 Myriad Genetics, Inc. (a)                  3,534
          77 Neurocrine Biosciences, Inc. (a)           2,980
         555 OPKO Health, Inc. (a)                      5,161
          15 Prothena Corp. PLC (a)                       738
         156 Retrophin, Inc. (a)                        2,953
          57 Sarepta Therapeutics, Inc. (a)             1,564
         181 Seattle Genetics, Inc. (a)                 9,551
          58 Spark Therapeutics, Inc. (a)               2,894
          83 United Therapeutics Corp. (a)             11,905
         262 Vanda Pharmaceuticals, Inc. (a)            4,179
         178 Xencor, Inc. (a)                           4,685
                                               --------------
                                                      145,865
                                               --------------


                        See Notes to Financial Statements                Page 11

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

DECEMBER 31, 2016

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             BUILDING PRODUCTS -- 1.2%
         159 A.O. Smith Corp.                  $        7,529
          30 AAON, Inc.                                   991
          28 Allegion PLC                               1,792
          32 American Woodmark Corp. (a)                2,408
         151 Builders FirstSource, Inc. (a)             1,656
         225 Fortune Brands Home & Security,
                Inc.                                   12,029
         117 Gibraltar Industries, Inc. (a)             4,873
          51 Griffon Corp.                              1,336
          74 Insteel Industries, Inc.                   2,637
          50 Lennox International, Inc.                 7,659
         571 Masco Corp.                               18,055
         119 NCI Building Systems, Inc. (a)             1,862
         147 Owens Corning                              7,579
          70 Patrick Industries, Inc. (a)               5,341
          50 Quanex Building Products Corp.             1,015
          40 Simpson Manufacturing Co., Inc.            1,750
          59 Trex Co., Inc. (a)                         3,800
          35 Universal Forest Products, Inc.            3,576
         379 USG Corp. (a)                             10,946
                                               --------------
                                                       96,834
                                               --------------
             CAPITAL MARKETS -- 2.5%
          65 Ameriprise Financial, Inc.                 7,211
         328 Bank of New York Mellon (The)
                Corp.                                  15,541
          67 E*TRADE Financial Corp. (a)                2,322
         100 Eaton Vance Corp.                          4,188
          17 Evercore Partners, Inc., Class A           1,168
          12 FactSet Research Systems, Inc.             1,961
         138 Federated Investors, Inc., Class B         3,903
         918 Franklin Resources, Inc.                  36,334
          81 Goldman Sachs Group (The), Inc.           19,396
          37 Greenhill & Co., Inc.                      1,025
          35 Houlihan Lokey, Inc.                       1,089
         121 Intercontinental Exchange, Inc.            6,827
          45 INTL FCStone, Inc. (a)                     1,782
         418 Invesco Ltd.                              12,682
         186 Janus Capital Group, Inc.                  2,468
         224 KCG Holdings, Inc., Class A (a)            2,968
          58 LPL Financial Holdings, Inc.               2,042
          59 MarketAxess Holdings, Inc.                 8,668
         407 Morgan Stanley                            17,196
          93 MSCI, Inc.                                 7,327
          18 Piper Jaffray Cos. (a)                     1,305
          67 Raymond James Financial, Inc.              4,641
         258 S&P Global, Inc.                          27,745
         188 State Street Corp.                        14,611
           9 Virtus Investment Partners, Inc.           1,063
         240 Waddell & Reed Financial, Inc.,
                Class A                                 4,682
                                               --------------
                                                      210,145
                                               --------------
             CHEMICALS -- 2.9%
          90 A. Schulman, Inc.                          3,011
         382 Albemarle Corp.                           32,883
          17 Ashland Global Holdings, Inc.              1,858


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             CHEMICALS (CONTINUED)
          11 Balchem Corp.                     $          923
         112 Cabot Corp.                                5,660
         172 Calgon Carbon Corp.                        2,924
          59 Celanese Corp., Series A                   4,646
         322 CF Industries Holdings, Inc.              10,137
          38 Chase Corp.                                3,175
         483 Eastman Chemical Co.                      36,326
          63 Ferro Corp. (a)                              903
          37 H.B. Fuller Co.                            1,787
         361 Huntsman Corp.                             6,888
          45 Innophos Holdings, Inc.                    2,352
          57 Innospec, Inc.                             3,904
         183 International Flavors & Fragrances,
                Inc.                                   21,563
          81 Koppers Holdings, Inc. (a)                 3,264
         124 Kraton Corp. (a)                           3,532
         405 LyondellBasell Industries N.V.,
                Class A                                34,741
          37 Minerals Technologies, Inc.                2,858
         401 Mosaic (The) Co.                          11,761
           5 NewMarket Corp.                            2,119
         286 Olin Corp.                                 7,324
         116 PolyOne Corp.                              3,717
         146 RPM International, Inc.                    7,859
          94 Scotts Miracle-Gro (The) Co.,
                Class A                                 8,982
          26 Sensient Technologies Corp.                2,043
          36 Stepan Co.                                 2,933
          77 Trinseo S.A.                               4,566
         183 Westlake Chemical Corp.                   10,246
                                               --------------
                                                      244,885
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 1.3%
          22 ABM Industries, Inc.                         899
          75 Brady Corp., Class A                       2,816
         290 Cintas Corp.                              33,512
          82 Clean Harbors, Inc. (a)                    4,563
         183 Copart, Inc. (a)                          10,140
         117 Deluxe Corp.                               8,378
         157 Interface, Inc.                            2,912
         182 KAR Auction Services, Inc.                 7,757
          43 Matthews International Corp.,
                Class A                                 3,305
         110 McGrath RentCorp                           4,311
          30 MSA Safety, Inc.                           2,080
          13 Multi-Color Corp.                          1,009
         216 Pitney Bowes, Inc.                         3,281
         163 Quad/Graphics, Inc.                        4,381
          83 R.R. Donnelley & Sons Co.                  1,355
          67 Rollins, Inc.                              2,263
          68 SP Plus Corp. (a)                          1,914
         314 Steelcase, Inc., Class A                   5,621
          49 Stericycle, Inc. (a)                       3,775
          20 UniFirst Corp.                             2,873
          71 Viad Corp.                                 3,131
                                               --------------
                                                      110,276
                                               --------------


Page 12                 See Notes to Financial Statements

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

DECEMBER 31, 2016

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             COMMUNICATIONS EQUIPMENT
                -- 1.7%
          46 ADTRAN, Inc.                      $        1,028
         115 Arista Networks, Inc. (a)                 11,128
       1,061 Brocade Communications Systems,
                Inc.                                   13,252
          40 Ciena Corp. (a)                              976
         824 Cisco Systems, Inc.                       24,901
          99 EchoStar Corp., Class A (a)                5,088
          47 F5 Networks, Inc. (a)                      6,802
         146 Finisar Corp. (a)                          4,419
         357 Harris Corp.                              36,582
         289 Infinera Corp. (a)                         2,454
         326 Juniper Networks, Inc.                     9,213
         104 Lumentum Holdings, Inc. (a)                4,020
          72 NETGEAR, Inc. (a)                          3,913
         509 Oclaro, Inc. (a)                           4,556
         183 Ubiquiti Networks, Inc. (a)               10,577
          26 ViaSat, Inc. (a)                           1,722
                                               --------------
                                                      140,631
                                               --------------
             CONSTRUCTION & ENGINEERING
                -- 0.8%
         264 AECOM (a)                                  9,599
          74 Argan, Inc.                                5,221
          96 Dycom Industries, Inc. (a)                 7,708
          99 EMCOR Group, Inc.                          7,005
         115 Fluor Corp.                                6,040
          53 Granite Construction, Inc.                 2,915
          76 Jacobs Engineering Group, Inc. (a)         4,332
         230 KBR, Inc.                                  3,839
         127 Primoris Services Corp.                    2,893
         350 Quanta Services, Inc. (a)                 12,197
         162 Tutor Perini Corp. (a)                     4,536
                                               --------------
                                                       66,285
                                               --------------
             CONSTRUCTION MATERIALS -- 0.1%
          51 Eagle Materials, Inc.                      5,025
         206 Headwaters, Inc. (a)                       4,845
          94 Summit Materials, Inc., Class A (c)        2,236
                                               --------------
                                                       12,106
                                               --------------
             CONSUMER FINANCE -- 1.8%
         503 Ally Financial, Inc.                       9,567
         204 American Express Co.                      15,112
         364 Capital One Financial Corp.               31,755
          19 Credit Acceptance Corp. (a) (b)            4,133
         231 Discover Financial Services               16,653
         155 Encore Capital Group, Inc. (a) (b)         4,441
          76 Green Dot Corp., Class A (a)               1,790
         542 Navient Corp.                              8,905
          86 Nelnet, Inc., Class A                      4,364
         190 OneMain Holdings, Inc. (a)                 4,207
          76 PRA Group, Inc. (a)                        2,972
         806 Santander Consumer USA
                Holdings, Inc. (a)                     10,881
         525 SLM Corp. (a)                              5,785
         700 Synchrony Financial                       25,389
                                               --------------
                                                      145,954
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             CONTAINERS & PACKAGING -- 0.6%
          51 AptarGroup, Inc.                  $        3,746
          76 Avery Dennison Corp.                       5,337
          77 Bemis Co., Inc.                            3,682
         223 Berry Plastics Group, Inc. (a)            10,867
          34 Crown Holdings, Inc. (a)                   1,787
         420 Graphic Packaging Holding Co.              5,242
          18 Greif, Inc., Class A                         923
         107 Owens-Illinois, Inc. (a)                   1,863
         121 Packaging Corp. of America                10,263
          74 Sonoco Products Co.                        3,900
                                               --------------
                                                       47,610
                                               --------------
             DISTRIBUTORS -- 0.4%
         921 LKQ Corp. (a)                             28,229
          62 Pool Corp.                                 6,469
                                               --------------
                                                       34,698
                                               --------------
             DIVERSIFIED CONSUMER SERVICES
                -- 0.3%
          29 Bright Horizons Family Solutions,
                Inc. (a)                                2,031
          45 Capella Education Co.                      3,951
          38 DeVry Education Group, Inc.                1,186
         254 H&R Block, Inc.                            5,839
         243 K12, Inc. (a)                              4,170
         206 LifeLock, Inc. (a)                         4,927
          69 Regis Corp. (a)                            1,002
          74 Service Corp. International                2,102
                                               --------------
                                                       25,208
                                               --------------
             DIVERSIFIED FINANCIAL SERVICES
                -- 0.4%
         181 Berkshire Hathaway, Inc.,
                Class B (a)                            29,499
          68 Voya Financial, Inc.                       2,667
                                               --------------
                                                       32,166
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 1.1%
          13 ATN International, Inc.                    1,042
       1,191 CenturyLink, Inc.                         28,322
       1,884 Frontier Communications Corp.              6,368
         322 Iridium Communications,
                Inc. (a) (b)                            3,091
         704 Level 3 Communications, Inc. (a)          39,677
          85 ORBCOMM, Inc. (a)                            703
          87 Windstream Holdings, Inc. (b)                638
         264 Zayo Group Holdings, Inc. (a)              8,675
                                               --------------
                                                       88,516
                                               --------------
             ELECTRIC UTILITIES -- 2.3%
          66 ALLETE, Inc.                               4,237
          51 Alliant Energy Corp.                       1,932
         305 American Electric Power Co., Inc.         19,203
         245 Duke Energy Corp.                         19,017
         255 Entergy Corp.                             18,735
         785 Exelon Corp.                              27,860
         197 FirstEnergy Corp.                          6,101
         287 Great Plains Energy, Inc.                  7,849


                        See Notes to Financial Statements                Page 13

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

DECEMBER 31, 2016

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             ELECTRIC UTILITIES (CONTINUED)
         197 Hawaiian Electric Industries,
                Inc.                           $        6,515
         186 OGE Energy Corp.                           6,222
         214 PG&E Corp.                                13,005
         103 Pinnacle West Capital Corp.                8,037
          27 PNM Resources, Inc.                          926
         184 Portland General Electric Co.              7,973
         567 PPL Corp.                                 19,306
         127 Southern (The) Co.                         6,247
         476 Xcel Energy, Inc.                         19,373
                                               --------------
                                                      192,538
                                               --------------
             ELECTRICAL EQUIPMENT -- 1.1%
         123 Acuity Brands, Inc.                       28,396
         137 AMETEK, Inc.                               6,658
          27 AZZ, Inc.                                  1,725
         398 Eaton Corp. PLC                           26,702
         120 Emerson Electric Co.                       6,690
          95 Encore Wire Corp.                          4,118
          13 EnerSys                                    1,015
          36 Hubbell, Inc.                              4,201
          59 Regal Beloit Corp.                         4,086
          51 Sensata Technologies Holding
                N.V. (a)                                1,987
         553 Sunrun, Inc. (a)                           2,936
          44 Thermon Group Holdings, Inc. (a)             840
                                               --------------
                                                       89,354
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 3.0%
         402 Amphenol Corp., Class A                   27,014
          27 Anixter International, Inc. (a)            2,188
         153 Arrow Electronics, Inc. (a)               10,909
         239 Avnet, Inc.                               11,379
         189 AVX Corp.                                  2,954
         114 Belden, Inc.                               8,524
         175 Benchmark Electronics, Inc. (a)            5,338
          86 CDW Corp.                                  4,480
         111 Cognex Corp.                               7,062
          24 Coherent, Inc. (a)                         3,297
       1,381 Corning, Inc.                             33,517
          48 Dolby Laboratories, Inc., Class A          2,169
          37 ePlus, Inc. (a)                            4,262
          98 Fabrinet (a)                               3,949
         125 FLIR Systems, Inc.                         4,524
         107 II-VI, Inc. (a)                            3,173
         107 Insight Enterprises, Inc. (a)              4,327
          78 Itron, Inc. (a)                            4,902
         359 Jabil Circuit, Inc.                        8,498
         309 Keysight Technologies, Inc. (a)           11,300
           7 Littelfuse, Inc.                           1,062
          57 MTS Systems Corp.                          3,232
          69 National Instruments Corp.                 2,127
          13 OSI Systems, Inc. (a)                        990
         132 PC Connection, Inc.                        3,708
          56 Plexus Corp. (a)                           3,026
          29 Rogers Corp. (a)                           2,228
         153 Sanmina Corp. (a)                          5,607


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS (CONTINUED)
          95 ScanSource, Inc. (a)              $        3,833
          52 SYNNEX Corp.                               6,293
         507 TE Connectivity Ltd.                      35,125
          41 Tech Data Corp. (a)                        3,472
         274 Trimble, Inc. (a)                          8,261
         380 TTM Technologies, Inc. (a)                 5,179
         111 VeriFone Systems, Inc. (a)                 1,968
          25 Zebra Technologies Corp.,
                Class A (a)                             2,144
                                               --------------
                                                      252,021
                                               --------------
             ENERGY EQUIPMENT & SERVICES
                -- 0.6%
         133 Archrock, Inc.                             1,756
          78 Dril-Quip, Inc. (a)                        4,684
         205 Fairmount Santrol Holdings,
                Inc. (a)                                2,417
          66 FMC Technologies, Inc. (a)                 2,345
          58 Helmerich & Payne, Inc.                    4,489
         522 McDermott International, Inc. (a)          3,857
         127 Oceaneering International, Inc.            3,583
          39 Patterson-UTI Energy, Inc.                 1,050
         233 RPC, Inc.                                  4,616
          49 Superior Energy Services, Inc.               827
         919 Transocean Ltd. (a)                       13,546
          56 U.S. Silica Holdings, Inc.                 3,174
                                               --------------
                                                       46,344
                                               --------------
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS -- 3.6%
          36 Alexandria Real Estate Equities,
                Inc.                                    4,001
         362 American Homes 4 Rent, Class A             7,595
          58 American Tower Corp.                       6,129
          43 Apartment Investment &
                Management Co., Class A                 1,954
         212 Apple Hospitality REIT, Inc.               4,236
         591 Ashford Hospitality Trust, Inc.            4,586
         125 Brandywine Realty Trust                    2,064
          71 Brixmor Property Group, Inc.               1,734
          92 Care Capital Properties, Inc.              2,300
         287 CBL & Associates Properties, Inc.          3,300
         190 Chesapeake Lodging Trust                   4,913
         187 Communications Sales & Leasing,
                Inc.                                    4,752
         706 CoreCivic, Inc.                           17,269
          41 CyrusOne, Inc.                             1,834
          81 DCT Industrial Trust, Inc.                 3,878
         479 DiamondRock Hospitality Co.                5,523
         160 Douglas Emmett, Inc.                       5,850
          50 EPR Properties                             3,588
         324 Equity Commonwealth (a)                    9,798
         139 First Industrial Realty Trust, Inc.        3,899
          85 Forest City Realty Trust, Inc.,
                Class A                                 1,771
         146 GEO Group (The), Inc.                      5,246
          73 Getty Realty Corp.                         1,861
         203 Gramercy Property Trust                    1,864


Page 14                 See Notes to Financial Statements

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

DECEMBER 31, 2016

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS (CONTINUED)
          60 Healthcare Trust of America, Inc.,
                Class A                        $        1,747
          38 Highwoods Properties, Inc.                 1,938
         198 Hospitality Properties Trust               6,284
       2,098 Host Hotels & Resorts, Inc.               39,526
         179 Hudson Pacific Properties, Inc.            6,226
          96 InfraREIT, Inc.                            1,719
          30 Lamar Advertising Co., Class A             2,017
         410 LaSalle Hotel Properties                  12,493
          49 Liberty Property Trust                     1,935
         265 Medical Properties Trust, Inc.             3,259
          61 Monmouth Real Estate Investment
                Corp.                                     929
         100 National Health Investors, Inc.            7,417
          39 National Retail Properties, Inc.           1,724
          42 National Storage Affiliates Trust            927
         151 New Senior Investment Group, Inc.          1,478
          55 Omega Healthcare Investors, Inc.           1,719
         182 Physicians Realty Trust                    3,451
          90 Piedmont Office Realty Trust, Inc.,
                Class A                                 1,882
          45 Potlatch Corp.                             1,874
         488 Prologis, Inc.                            25,762
          35 PS Business Parks, Inc.                    4,078
         295 Rayonier, Inc.                             7,847
          76 Rexford Industrial Realty, Inc.            1,762
         466 RLJ Lodging Trust                         11,412
          69 Sabra Health Care REIT, Inc.               1,685
          65 Select Income REIT                         1,638
         345 Senior Housing Properties Trust            6,531
          50 Silver Bay Realty Trust Corp.                857
         294 Spirit Realty Capital, Inc.                3,193
          36 STAG Industrial, Inc.                        859
         331 Summit Hotel Properties, Inc.              5,306
         340 Sunstone Hotel Investors, Inc.             5,185
          32 Terreno Realty Corp.                         912
          56 Tier REIT, Inc.                              974
          70 Urban Edge Properties                      1,926
          70 Washington Prime Group, Inc.                 729
         287 Xenia Hotels & Resorts, Inc.               5,574
                                               --------------
                                                      294,720
                                               --------------
             FOOD & STAPLES RETAILING -- 1.1%
          49 Casey's General Stores, Inc.               5,825
          73 CVS Health Corp.                           5,760
          88 Ingles Markets, Inc., Class A              4,233
         440 Kroger (The) Co.                          15,184
          95 Sprouts Farmers Market, Inc. (a)           1,797
         175 SUPERVALU, Inc. (a)                          817
          87 United Natural Foods, Inc. (a)             4,152
         362 Wal-Mart Stores, Inc.                     25,022
          66 Weis Markets, Inc.                         4,412
         922 Whole Foods Market, Inc.                  28,361
                                               --------------
                                                       95,563
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             FOOD PRODUCTS -- 2.3%
         108 Amplify Snack Brands,
                Inc. (a) (b)                   $          951
         620 Archer-Daniels-Midland Co.                28,303
         199 B&G Foods, Inc.                            8,716
         165 Blue Buffalo Pet Products, Inc. (a)        3,967
         165 Bunge Ltd.                                11,920
          13 Calavo Growers, Inc.                         798
          90 Cal-Maine Foods, Inc.                      3,976
         322 Darling Ingredients, Inc. (a)              4,157
          98 Farmer Brothers Co. (a)                    3,597
         518 Flowers Foods, Inc.                       10,344
          44 Fresh Del Monte Produce, Inc.              2,668
         220 Hain Celestial Group (The),
                Inc. (a)                                8,587
         196 Ingredion, Inc.                           24,492
          53 John B. Sanfilippo & Son, Inc.             3,731
          45 Lancaster Colony Corp.                     6,362
         744 Mondelez International, Inc.,
                Class A                                32,981
         117 Pinnacle Foods, Inc.                       6,254
          51 Post Holdings, Inc. (a)                    4,100
          18 Sanderson Farms, Inc.                      1,696
         437 Tyson Foods, Inc., Class A                26,954
                                               --------------
                                                      194,554
                                               --------------
             GAS UTILITIES -- 0.2%
          28 Southwest Gas Holdings, Inc.               2,146
          87 UGI Corp.                                  4,009
          94 WGL Holdings, Inc.                         7,170
                                               --------------
                                                       13,325
                                               --------------
             HEALTH CARE EQUIPMENT &
                SUPPLIES -- 3.1%
          76 ABIOMED, Inc. (a)                          8,564
         105 Align Technology, Inc. (a)                10,094
         686 Baxter International, Inc.                30,417
         182 Becton, Dickinson and Co.                 30,130
         823 Boston Scientific Corp. (a)               17,801
          22 Cantel Medical Corp.                       1,733
         110 Cardiovascular Systems, Inc. (a)           2,663
          22 Cooper (The) Cos., Inc.                    3,848
         198 CryoLife, Inc. (a)                         3,792
          51 Cynosure, Inc., Class A (a)                2,326
         167 Danaher Corp.                             12,999
          67 DexCom, Inc. (a)                           4,000
         271 Edwards Lifesciences Corp. (a)            25,393
         115 Glaukos Corp. (a)                          3,945
           7 ICU Medical, Inc. (a)                      1,031
          87 IDEXX Laboratories, Inc. (a)              10,202
          44 Inogen, Inc. (a)                           2,955
          85 Insulet Corp. (a)                          3,203
          27 Intuitive Surgical, Inc. (a)              17,123
          44 Masimo Corp. (a)                           2,966
         227 Medtronic PLC                             16,169
          42 Nevro Corp. (a)                            3,052
         118 NuVasive, Inc. (a)                         7,948
         139 NxStage Medical, Inc. (a)                  3,643
          57 Penumbra, Inc. (a)                         3,637
          39 Quidel Corp. (a)                             835
         202 ResMed, Inc.                              12,534


                        See Notes to Financial Statements                Page 15

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

DECEMBER 31, 2016

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             HEALTH CARE EQUIPMENT &
                SUPPLIES (CONTINUED)
         174 Spectranetics (The) Corp. (a)     $        4,263
          12 Teleflex, Inc.                             1,934
          20 Varian Medical Systems, Inc. (a)           1,796
          72 Vascular Solutions, Inc. (a)               4,039
          26 West Pharmaceutical Services, Inc.         2,206
          36 Wright Medical Group N.V. (a)                827
          89 Zeltiq Aesthetics, Inc. (a)                3,873
                                               --------------
                                                      261,941
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 2.3%
         138 Aceto Corp.                                3,032
          57 Aetna, Inc.                                7,069
         138 Air Methods Corp. (a)                      4,395
         156 Anthem, Inc.                              22,428
         112 Brookdale Senior Living, Inc. (a)          1,391
         195 Centene Corp. (a)                         11,019
           6 Chemed Corp.                                 962
          87 Ensign Group (The), Inc.                   1,932
         278 Express Scripts Holding Co. (a)           19,124
          92 HealthEquity, Inc. (a)                     3,728
          97 HealthSouth Corp.                          4,000
         165 Healthways, Inc. (a)                       3,754
         426 Kindred Healthcare, Inc.                   3,344
          48 Laboratory Corp. of America
                Holdings (a)                            6,162
          71 LHC Group, Inc. (a)                        3,245
          74 LifePoint Health, Inc. (a)                 4,203
          65 Magellan Health, Inc. (a)                  4,891
          89 MEDNAX, Inc. (a)                           5,933
         101 Molina Healthcare, Inc. (a)                5,480
          53 National HealthCare Corp.                  4,017
          50 Owens & Minor, Inc.                        1,765
          43 Patterson Cos., Inc.                       1,764
          93 PharMerica Corp. (a)                       2,339
          72 Providence Service (The) Corp. (a)         2,740
         309 Quest Diagnostics, Inc.                   28,397
         258 Select Medical Holdings Corp. (a)          3,419
          36 Surgical Care Affiliates, Inc. (a)         1,666
          86 Tenet Healthcare Corp. (a)                 1,276
          28 U.S. Physical Therapy, Inc.                1,966
         159 Universal Health Services, Inc.,
                Class B                                16,914
         112 VCA, Inc. (a)                              7,689
          17 WellCare Health Plans, Inc. (a)            2,330
                                               --------------
                                                      192,374
                                               --------------
             HEALTH CARE TECHNOLOGY -- 0.4%
         106 Cerner Corp. (a)                           5,021
          63 HealthStream, Inc. (a)                     1,578
         196 HMS Holdings Corp. (a)                     3,559
         176 Medidata Solutions, Inc. (a)               8,742
          91 Omnicell, Inc. (a)                         3,085
         237 Veeva Systems, Inc., Class A (a)           9,646
                                               --------------
                                                       31,631
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             HOTELS, RESTAURANTS & LEISURE -- 3.0%
         206 Aramark                           $        7,358
         137 Belmond Ltd., Class A (a)                  1,829
           8 Biglari Holdings, Inc. (a)                 3,786
          98 BJ's Restaurants, Inc. (a)                 3,851
          45 Bob Evans Farms, Inc.                      2,395
         109 Bojangles', Inc. (a)                       2,033
          35 Brinker International, Inc.                1,734
          56 Buffalo Wild Wings, Inc. (a)               8,646
         669 Carnival Corp.                            34,828
          35 Cheesecake Factory (The), Inc.             2,096
          12 Churchill Downs, Inc.                      1,805
          44 Cracker Barrel Old Country Store,
                Inc.                                    7,347
          96 Darden Restaurants, Inc.                   6,981
          65 Domino's Pizza, Inc.                      10,351
          75 Dunkin' Brands Group, Inc.                 3,933
         248 Eldorado Resorts, Inc. (a)                 4,204
         145 Fiesta Restaurant Group, Inc. (a)          4,328
         570 Hilton Worldwide Holdings, Inc.           15,504
          35 Hyatt Hotels Corp., Class A (a)            1,934
         254 ILG, Inc.                                  4,615
         130 International Speedway Corp.,
                Class A                                 4,784
         268 Intrawest Resorts Holdings,
                Inc. (a)                                4,784
          36 Jack in the Box, Inc.                      4,019
          78 La Quinta Holdings, Inc. (a)               1,108
          24 Marriott Vacations Worldwide Corp.         2,036
       1,004 MGM Resorts International (a)             28,945
         693 Norwegian Cruise Line Holdings
                Ltd. (a)                               29,473
          33 Papa John's International, Inc.            2,824
          99 Planet Fitness, Inc., Class A              1,990
          97 Red Robin Gourmet Burgers,
                Inc. (a)                                5,471
         309 Scientific Games Corp., Class A (a)        4,326
          65 SeaWorld Entertainment, Inc.               1,231
          62 Vail Resorts, Inc.                        10,001
         161 Wendy's (The) Co.                          2,177
          30 Wingstop, Inc.                               888
         200 Yum! Brands, Inc.                         12,666
                                               --------------
                                                      246,281
                                               --------------
             HOUSEHOLD DURABLES -- 2.4%
         293 CalAtlantic Group, Inc.                    9,965
          26 Cavco Industries, Inc. (a)                 2,596
         865 D.R. Horton, Inc.                         23,641
         111 Ethan Allen Interiors, Inc.                4,090
         272 Garmin Ltd.                               13,189
          93 Harman International Industries,
                Inc.                                   10,338
          10 Helen of Troy Ltd. (a)                       845
          97 Installed Building Products,
                Inc. (a)                                4,006
          99 iRobot Corp. (a)                           5,787
         216 KB Home                                    3,415
         142 La-Z-Boy, Inc.                             4,409
         771 Lennar Corp., Class A                     33,099
         118 LGI Homes, Inc. (a)                        3,390
         106 M.D.C. Holdings, Inc.                      2,720


Page 16                 See Notes to Financial Statements

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

DECEMBER 31, 2016

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             HOUSEHOLD DURABLES (CONTINUED)
         185 M/I Homes, Inc. (a)               $        4,658
         125 Meritage Homes Corp. (a)                   4,350
          33 Mohawk Industries, Inc. (a)                6,589
           1 NVR, Inc. (a)                              1,669
         489 PulteGroup, Inc.                           8,988
          35 Tempur Sealy International,
                Inc. (a)                                2,390
         328 Toll Brothers, Inc. (a)                   10,168
         131 TopBuild Corp. (a)                         4,664
         198 TRI Pointe Group, Inc. (a)                 2,273
          60 Tupperware Brands Corp.                    3,157
          47 Universal Electronics, Inc. (a)            3,034
         121 Whirlpool Corp.                           21,994
         235 William Lyon Homes, Class A (a)            4,472
                                               --------------
                                                      199,896
                                               --------------
             HOUSEHOLD PRODUCTS -- 0.3%
         176 Central Garden & Pet Co.,
                Class A (a)                             5,438
         499 HRG Group, Inc. (a)                        7,765
          71 Spectrum Brands Holdings, Inc.             8,685
                                               --------------
                                                       21,888
                                               --------------
             INDEPENDENT POWER AND RENEWABLE
                ELECTRICITY PRODUCERS -- 0.1%
         152 AES (The) Corp.                            1,766
         205 NRG Yield, Inc., Class C                   3,239
          54 Ormat Technologies, Inc.                   2,896
                                               --------------
                                                        7,901
                                               --------------
             INDUSTRIAL CONGLOMERATES -- 0.1%
          76 Carlisle Cos., Inc.                        8,382
                                               --------------
             INSURANCE -- 5.2%
         182 Aflac, Inc.                               12,667
          15 Alleghany Corp. (a)                        9,122
          97 Allied World Assurance Co.
                Holdings AG                             5,210
          94 Allstate (The) Corp.                       6,967
         189 Ambac Financial Group, Inc. (a)            4,252
          98 American Equity Investment Life
                Holding Co.                             2,209
          53 American Financial Group, Inc.             4,670
          32 American National Insurance Co.            3,988
         292 AmTrust Financial Services, Inc.           7,995
          25 Arch Capital Group Ltd. (a)                2,157
          62 Argo Group International Holdings
                Ltd.                                    4,086
         116 Arthur J. Gallagher & Co.                  6,027
          93 Aspen Insurance Holdings Ltd.              5,115
          64 Assurant, Inc.                             5,943
         353 Assured Guaranty Ltd.                     13,333
         180 Axis Capital Holdings Ltd.                11,749
          52 Brown & Brown, Inc.                        2,333
         642 CNO Financial Group, Inc.                 12,294
         117 Employers Holdings, Inc.                   4,633
         150 Endurance Specialty Holdings Ltd.         13,860
          19 Erie Indemnity Co., Class A                2,137
          52 Everest Re Group, Ltd.                    11,253


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             INSURANCE (CONTINUED)
          27 FBL Financial Group, Inc.,
                Class A                        $        2,110
         200 First American Financial Corp.             7,326
         354 FNF Group                                 12,022
         104 Hanover Insurance Group (The),
                Inc.                                    9,465
         305 Hartford Financial Services Group
                (The), Inc.                            14,533
          24 Horace Mann Educators Corp.                1,027
          32 Infinity Property & Casualty Corp.         2,813
          50 James River Group Holdings Ltd.            2,078
         278 Lincoln National Corp.                    18,423
         343 Maiden Holdings Ltd.                       5,985
          97 Marsh & McLennan Cos., Inc.                6,556
          36 Mercury General Corp.                      2,168
         294 MetLife, Inc.                             15,844
          78 National General Holdings Corp.            1,949
          18 Navigators Group (The), Inc.               2,120
         445 Old Republic International Corp.           8,455
         122 OneBeacon Insurance Group Ltd.,
                Class A                                 1,958
          16 Primerica, Inc.                            1,106
         127 Principal Financial Group, Inc.            7,348
          17 ProAssurance Corp.                           955
         320 Prudential Financial, Inc.                33,299
          54 Reinsurance Group of America, Inc.         6,795
          82 RenaissanceRe Holdings Ltd.               11,170
          30 RLI Corp.                                  1,894
          26 Safety Insurance Group, Inc.               1,916
          66 Selective Insurance Group, Inc.            2,841
          92 Torchmark Corp.                            6,786
         228 Travelers (The) Cos., Inc.                27,912
          62 United Fire Group, Inc.                    3,049
         139 Universal Insurance Holdings, Inc.         3,948
         222 Unum Group                                 9,752
         197 Validus Holdings Ltd.                     10,837
         103 W. R. Berkley Corp.                        6,851
           5 White Mountains Insurance Group
                Ltd.                                    4,180
         777 XL Group Ltd.                             28,951
                                               --------------
                                                      436,422
                                               --------------
             INTERNET & DIRECT MARKETING RETAIL
                -- 1.0%
          95 1-800-Flowers.com, Inc.,
                Class A (a)                             1,016
          39 Amazon.com, Inc. (a)                      29,245
         244 Etsy, Inc. (a)                             2,874
          22 HSN, Inc.                                    755
       1,306 Liberty Interactive Corp. QVC
                Group, Class A (a)                     26,094
         117 Nutrisystem, Inc.                          4,054
          13 Priceline Group (The), Inc. (a)           19,059
          20 Shutterfly, Inc. (a)                       1,004
          22 Wayfair, Inc., Class A (a)                   771
                                               --------------
                                                       84,872
                                               --------------


                        See Notes to Financial Statements                Page 17

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

DECEMBER 31, 2016

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             INTERNET SOFTWARE & SERVICES
                -- 1.7%
          68 2U, Inc. (a)                      $        2,050
         111 Akamai Technologies, Inc. (a)              7,402
         121 Alarm.com Holdings, Inc. (a)               3,367
          16 Alphabet, Inc., Class A (a)               12,679
          44 Benefitfocus, Inc. (a)                     1,307
         221 Box, Inc., Class A (a)                     3,063
          97 Cimpress N.V. (a)                          8,886
          76 Cornerstone OnDemand, Inc. (a)             3,216
          18 CoStar Group, Inc. (a)                     3,393
          48 Envestnet, Inc. (a)                        1,692
         204 Facebook, Inc., Class A (a)               23,470
         278 Five9, Inc. (a)                            3,945
          79 Gogo, Inc. (a)                               728
         228 GrubHub, Inc. (a)                          8,577
         148 GTT Communications, Inc. (a)               4,255
          59 j2 Global, Inc.                            4,826
          39 LogMeIn, Inc.                              3,766
         177 MINDBODY, Inc., Class A (a)                3,770
          68 New Relic, Inc. (a)                        1,921
          38 NIC, Inc.                                    908
         410 Pandora Media, Inc. (a) (b)                5,346
          65 Quotient Technology, Inc. (a)                699
          68 Shutterstock, Inc. (a)                     3,231
          36 SPS Commerce, Inc. (a)                     2,516
         461 TrueCar, Inc. (a) (b)                      5,763
         850 Twitter, Inc. (a)                         13,855
         151 Web.com Group, Inc. (a)                    3,194
         104 Yelp, Inc. (a)                             3,966
                                               --------------
                                                      141,791
                                               --------------
             IT SERVICES -- 2.3%
         160 Accenture PLC, Class A                    18,741
          43 Black Knight Financial Services,
                Inc., Class A (a)                       1,625
         124 Booz Allen Hamilton Holding Corp.          4,473
          87 Broadridge Financial Solutions,
                Inc.                                    5,768
          26 CACI International, Inc.,
                Class A (a)                             3,232
         137 Cognizant Technology Solutions
                Corp., Class A (a)                      7,676
          38 Computer Sciences Corp.                    2,258
         115 Convergys Corp.                            2,824
         100 CoreLogic, Inc. (a)                        3,683
          66 DST Systems, Inc.                          7,072
          28 EPAM Systems, Inc. (a)                     1,801
          72 Euronet Worldwide, Inc. (a)                5,215
         170 Fidelity National Information
                Services, Inc.                         12,859
         150 FleetCor Technologies, Inc. (a)           21,228
          22 Forrester Research, Inc.                     945
          85 Global Payments, Inc.                      5,900
          41 International Business Machines
                Corp.                                   6,806
          23 Jack Henry & Associates, Inc.              2,042
          69 ManTech International Corp.,
                Class A                                 2,915


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             IT SERVICES (CONTINUED)
          69 MAXIMUS, Inc.                     $        3,849
         164 NeuStar, Inc., Class A (a)                 5,478
         478 PayPal Holdings, Inc. (a)                 18,867
          70 Sabre Corp.                                1,746
          63 Science Applications International
                Corp.                                   5,342
         124 Sykes Enterprises, Inc. (a)                3,579
         187 Syntel, Inc.                               3,701
          60 TeleTech Holdings, Inc.                    1,830
         126 Teradata Corp. (a)                         3,423
         104 Vantiv, Inc., Class A (a)                  6,200
          71 Virtusa Corp. (a)                          1,783
         314 Western Union (The) Co.                    6,820
          73 WEX, Inc. (a)                              8,147
                                               --------------
                                                      187,828
                                               --------------
             LEISURE PRODUCTS -- 0.4%
          66 American Outdoor Brands Corp. (a)          1,391
         121 Brunswick Corp.                            6,599
         150 Callaway Golf Co.                          1,644
         192 Nautilus, Inc. (a)                         3,552
         101 Polaris Industries, Inc. (b)               8,321
          45 Sturm Ruger & Co., Inc. (b)                2,372
         246 Vista Outdoor, Inc. (a)                    9,078
                                               --------------
                                                       32,957
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 1.3%
         160 Accelerate Diagnostics, Inc. (a)           3,320
         106 Albany Molecular Research,
                Inc. (a)                                1,989
          12 Bio-Rad Laboratories, Inc.,
                Class A (a)                             2,187
          71 Charles River Laboratories
                International, Inc. (a)                 5,410
          59 INC Research Holdings, Inc.,
                Class A (a)                             3,103
          77 Luminex Corp. (a)                          1,558
          62 Mettler-Toledo International,
                Inc. (a)                               25,951
         318 NeoGenomics, Inc. (a)                      2,725
          97 Pacific Biosciences of California,
                Inc. (a)                                  369
          56 PAREXEL International Corp. (a)            3,680
         105 PerkinElmer, Inc.                          5,476
          77 PRA Health Sciences, Inc. (a)              4,244
         121 Quintiles IMS Holdings, Inc. (a)           9,202
         123 Thermo Fisher Scientific, Inc.            17,355
         138 VWR Corp. (a)                              3,454
         124 Waters Corp. (a)                          16,664
                                               --------------
                                                      106,687
                                               --------------
             MACHINERY -- 3.4%
         159 AGCO Corp.                                 9,200
          26 Alamo Group, Inc.                          1,979
          21 Albany International Corp.,
                Class A                                   972
          68 Allison Transmission Holdings, Inc.        2,291
          60 Altra Industrial Motion Corp.              2,214


Page 18                 See Notes to Financial Statements

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

DECEMBER 31, 2016

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             MACHINERY (CONTINUED)
         105 American Railcar Industries,
                Inc. (b)                       $        4,755
          44 Astec Industries, Inc.                     2,968
          86 Barnes Group, Inc.                         4,078
         140 Briggs & Stratton Corp.                    3,116
          90 CLARCOR, Inc.                              7,422
         125 Colfax Corp. (a)                           4,491
         124 Crane Co.                                  8,943
         153 Cummins, Inc.                             20,911
          52 Donaldson Co., Inc.                        2,188
         136 Douglas Dynamics, Inc.                     4,576
         177 Dover Corp.                               13,263
         272 Energy Recovery, Inc. (a)                  2,815
          19 ESCO Technologies, Inc.                    1,076
          41 Flowserve Corp.                            1,970
          64 Franklin Electric Co., Inc.                2,490
          60 Global Brass & Copper Holdings,
                Inc.                                    2,058
          68 Gorman-Rupp (The) Co.                      2,105
         123 Greenbrier (The) Cos., Inc. (b)            5,111
          43 Hyster-Yale Materials Handling,
                Inc.                                    2,742
          63 IDEX Corp.                                 5,674
         218 Illinois Tool Works, Inc.                 26,696
         385 Ingersoll-Rand PLC                        28,890
          97 ITT, Inc.                                  3,741
          62 John Bean Technologies Corp.               5,329
          50 Kadant, Inc.                               3,060
          85 Lydall, Inc. (a)                           5,257
          63 Middleby (The) Corp. (a)                   8,115
          55 Milacron Holdings Corp. (a)                1,025
          54 Mueller Industries, Inc.                   2,158
         208 Mueller Water Products, Inc.,
                Class A                                 2,769
         190 Navistar International Corp. (a)           5,960
          98 Nordson Corp.                             10,981
         105 Oshkosh Corp.                              6,784
          11 RBC Bearings, Inc. (a)                     1,021
          39 Snap-on, Inc.                              6,680
           9 Standex International Corp.                  791
          34 Terex Corp.                                1,072
          74 Timken (The) Co.                           2,938
         126 Toro (The) Co.                             7,050
         405 Trinity Industries, Inc.                  11,243
         306 Wabash National Corp. (a)                  4,841
          48 Wabtec Corp.                               3,985
         125 Woodward, Inc.                             8,631
         149 Xylem, Inc.                                7,378
                                               --------------
                                                      285,803
                                               --------------
             MARINE -- 0.1%
         158 Kirby Corp. (a)                           10,507
          44 Matson, Inc.                               1,557
                                               --------------
                                                       12,064
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             MEDIA -- 2.2%
          84 AMC Entertainment Holdings, Inc.,
                Class A                        $        2,827
          10 Cable One, Inc.                            6,217
          24 Charter Communications, Inc.,
                Class A (a)                             6,910
         154 Cinemark Holdings, Inc.                    5,907
         197 Comcast Corp., Class A                    13,603
       1,213 Discovery Communications, Inc.,
                Class A (a)                            33,248
         374 Gannett Co., Inc.                          3,632
         175 Interpublic Group of Cos. (The),
                Inc.                                    4,097
          34 John Wiley & Sons, Inc., Class A           1,853
          55 Liberty Broadband Corp.,
                Class C (a)                             4,074
         281 New Media Investment Group, Inc.           4,493
         561 News Corp., Class A                        6,429
          75 Nexstar Broadcasting Group, Inc.,
                Class A (b)                             4,747
         180 Regal Entertainment Group,
                Class A                                 3,708
          89 Scholastic Corp.                           4,227
          62 Scripps Networks Interactive, Inc.,
                Class A                                 4,425
         359 TEGNA, Inc.                                7,679
         164 Time Warner, Inc.                         15,831
         686 Viacom, Inc., Class B                     24,079
         211 Walt Disney (The) Co.                     21,990
         164 World Wrestling Entertainment,
                Inc., Class A                           3,018
                                               --------------
                                                      182,994
                                               --------------
             METALS & MINING -- 0.5%
         361 AK Steel Holding Corp. (a)                 3,686
         447 Cliffs Natural Resources, Inc. (a)         3,759
         221 Coeur Mining, Inc. (a)                     2,009
         161 Commercial Metals Co.                      3,507
         611 Hecla Mining Co.                           3,202
          30 Kaiser Aluminum Corp.                      2,331
         113 Materion Corp.                             4,475
         136 Reliance Steel & Aluminum Co.             10,817
         127 Royal Gold, Inc.                           8,045
          65 Stillwater Mining Co. (a)                  1,047
          54 Worthington Industries, Inc.               2,562
                                               --------------
                                                       45,440
                                               --------------
             MORTGAGE REAL ESTATE INVESTMENT
                TRUSTS -- 0.5%
         118 Blackstone Mortgage Trust, Inc.,
                Class A                                 3,548
         369 Capstead Mortgage Corp.                    3,760
         369 Chimera Investment Corp.                   6,280
          37 Hannon Armstrong Sustainable
                Infrastructure Capital, Inc.              703
         582 MFA Financial, Inc.                        4,441
         426 New Residential Investment Corp.           6,697
         168 PennyMac Mortgage Investment
                Trust                                   2,750


                        See Notes to Financial Statements                Page 19

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

DECEMBER 31, 2016

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             MORTGAGE REAL ESTATE INVESTMENT
                TRUSTS (CONTINUED)
         246 Redwood Trust, Inc.               $        3,742
         174 Starwood Property Trust, Inc.              3,819
         230 Two Harbors Investment Corp.               2,005
                                               --------------
                                                       37,745
                                               --------------
             MULTILINE RETAIL -- 0.9%
          55 Big Lots, Inc.                             2,762
          69 Dillard's, Inc., Class A                   4,326
         213 J.C. Penney Co., Inc. (a)                  1,770
         224 Kohl's Corp.                              11,061
         529 Macy's, Inc.                              18,943
          76 Nordstrom, Inc.                            3,643
         100 Ollie's Bargain Outlet Holdings,
                Inc. (a)                                2,845
         380 Target Corp.                              27,447
                                               --------------
                                                       72,797
                                               --------------
             MULTI-UTILITIES -- 0.8%
         173 Consolidated Edison, Inc.                 12,747
         139 DTE Energy Co.                            13,693
         308 MDU Resources Group, Inc.                  8,861
         136 NorthWestern Corp.                         7,734
         624 Public Service Enterprise Group,
                Inc.                                   27,381
                                               --------------
                                                       70,416
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 3.7%
          73 Antero Resources Corp. (a)                 1,726
         111 Callon Petroleum Co. (a)                   1,706
         150 Cheniere Energy, Inc. (a)                  6,214
         938 Chesapeake Energy Corp. (a)                6,585
         127 Chevron Corp.                             14,948
         102 CONSOL Energy, Inc.                        1,859
         251 Continental Resources, Inc. (a)           12,937
         190 CVR Energy, Inc. (b)                       4,824
         101 Delek US Holdings, Inc.                    2,431
         444 Devon Energy Corp.                        20,277
          41 Diamondback Energy, Inc. (a)               4,143
         794 Eclipse Resources Corp. (a)                2,120
          68 EOG Resources, Inc.                        6,875
          75 Exxon Mobil Corp.                          6,769
          68 Laredo Petroleum, Inc. (a)                   962
         826 Marathon Oil Corp.                        14,298
         805 Marathon Petroleum Corp.                  40,532
          45 Newfield Exploration Co. (a)               1,823
         304 Oasis Petroleum, Inc. (a)                  4,603
         153 ONEOK, Inc.                                8,784
       1,166 Overseas Shipholding Group, Inc.,
                Class A                                 4,466
         175 Parsley Energy, Inc., Class A (a)          6,167
          77 PBF Energy, Inc., Class A                  2,147
         324 Phillips 66                               27,997
          70 Pioneer Natural Resources Co.             12,605
         375 Rice Energy, Inc. (a)                      8,006
         152 RSP Permian, Inc. (a)                      6,782


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             OIL, GAS & CONSUMABLE FUELS
                (CONTINUED)
         296 Sanchez Energy Corp. (a)          $        2,673
         283 Southwestern Energy Co. (a)                3,062
          80 Targa Resources Corp.                      4,486
         123 Tesoro Corp.                              10,756
         616 Valero Energy Corp.                       42,085
         165 Western Refining, Inc.                     6,245
         127 World Fuel Services Corp.                  5,831
                                               --------------
                                                      307,724
                                               --------------
             PAPER & FOREST PRODUCTS -- 0.2%
         137 Boise Cascade Co. (a)                      3,082
          40 Clearwater Paper Corp. (a)                 2,622
         138 KapStone Paper and Packaging
                Corp.                                   3,043
          33 Neenah Paper, Inc.                         2,812
         201 P.H. Glatfelter Co.                        4,802
          90 Schweitzer-Mauduit International,
                Inc.                                    4,098
                                               --------------
                                                       20,459
                                               --------------
             PERSONAL PRODUCTS -- 0.1%
         615 Avon Products, Inc. (a)                    3,100
          32 Herbalife Ltd. (a)                         1,540
          30 Nu Skin Enterprises, Inc., Class A         1,433
          47 Revlon, Inc., Class A (a)                  1,370
          13 USANA Health Sciences, Inc. (a)              796
                                               --------------
                                                        8,239
                                               --------------
             PHARMACEUTICALS -- 0.8%
         144 Akorn, Inc. (a)                            3,144
         230 Amphastar Pharmaceuticals, Inc. (a)        4,237
          52 ANI Pharmaceuticals, Inc. (a)              3,152
          76 Catalent, Inc. (a)                         2,049
         536 Corcept Therapeutics, Inc. (a)             3,891
         139 Depomed, Inc. (a)                          2,505
          26 Dermira, Inc. (a)                            789
         324 Horizon Pharma PLC (a)                     5,242
          37 Impax Laboratories, Inc. (a)                 490
          66 Lannett Co., Inc. (a)                      1,455
         105 Merck & Co., Inc.                          6,181
         343 Mylan N.V. (a)                            13,086
          51 Nektar Therapeutics (a)                      626
          64 Phibro Animal Health Corp.,
                Class A                                 1,875
          71 Sucampo Pharmaceuticals, Inc.,
                Class A (a)                               962
         141 Supernus Pharmaceuticals, Inc. (a)         3,560
          72 Theravance Biopharma Inc. (a)              2,295
         126 Zoetis, Inc.                               6,745
                                               --------------
                                                       62,284
                                               --------------
             PROFESSIONAL SERVICES -- 1.0%
          78 Advisory Board (The) Co. (a)               2,593
         311 CBIZ, Inc. (a)                             4,261
          57 Dun & Bradstreet (The) Corp.               6,915
         146 Equifax, Inc.                             17,262
          39 FTI Consulting, Inc. (a)                   1,758
          44 Huron Consulting Group, Inc. (a)           2,229


Page 20                 See Notes to Financial Statements

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

DECEMBER 31, 2016

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             PROFESSIONAL SERVICES (CONTINUED)
          59 ICF International, Inc. (a)       $        3,257
          60 Insperity, Inc.                            4,257
         227 Kelly Services, Inc., Class A              5,203
         136 ManpowerGroup, Inc.                       12,086
         172 Navigant Consulting, Inc. (a)              4,503
         207 Robert Half International, Inc.           10,097
         227 TransUnion (a)                             7,021
         201 TriNet Group, Inc. (a)                     5,150
                                               --------------
                                                       86,592
                                               --------------
             REAL ESTATE MANAGEMENT &
                DEVELOPMENT -- 0.4%
          27 Altisource Portfolio Solutions
                S.A. (a)                                  718
         467 CBRE Group, Inc., Class A (a)             14,706
          17 Howard Hughes (The) Corp. (a)              1,940
          86 Jones Lang LaSalle, Inc.                   8,689
          39 Kennedy-Wilson Holdings, Inc.                800
          67 Marcus & Millichap, Inc. (a)               1,790
         303 Realogy Holdings Corp.                     7,796
                                               --------------
                                                       36,439
                                               --------------
             ROAD & RAIL -- 1.4%
          24 AMERCO                                     8,870
          57 Avis Budget Group, Inc. (a)                2,091
         642 CSX Corp.                                 23,067
          85 Genesee & Wyoming, Inc.,
                Class A (a)                             5,900
         138 Heartland Express, Inc.                    2,810
          24 J.B. Hunt Transport Services, Inc.         2,330
          58 Landstar System, Inc.                      4,947
         207 Marten Transport Ltd.                      4,823
         202 Norfolk Southern Corp.                    21,830
         114 Old Dominion Freight Line, Inc. (a)        9,780
         119 Ryder System, Inc.                         8,858
         145 Saia, Inc. (a)                             6,402
         122 Swift Transportation Co. (a)               2,972
          67 Union Pacific Corp.                        6,946
         187 Werner Enterprises, Inc.                   5,040
                                               --------------
                                                      116,666
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 4.8%
          37 Advanced Energy Industries,
                Inc. (a)                                2,026
       1,418 Advanced Micro Devices, Inc. (a)          16,080
          24 Ambarella, Inc. (a)                        1,299
         179 Amkor Technology, Inc. (a)                 1,888
       1,083 Applied Materials, Inc.                   34,948
          16 Cabot Microelectronics Corp.               1,011
          99 CEVA, Inc. (a)                             3,321
         184 Cirrus Logic, Inc. (a)                    10,403
         806 Cypress Semiconductor Corp.                9,221
          82 Diodes, Inc. (a)                           2,105
         150 Entegris, Inc. (a)                         2,685
         248 First Solar, Inc. (a)                      7,958
         241 FormFactor, Inc. (a)                       2,699


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT (CONTINUED)
          80 Inphi Corp. (a)                   $        3,570
         339 Integrated Device Technology,
                Inc. (a)                                7,987
         692 Intel Corp.                               25,099
         345 Lam Research Corp.                        36,477
         537 Lattice Semiconductor Corp. (a)            3,952
          21 MACOM Technology Solutions
                Holdings, Inc. (a)                        972
         172 MaxLinear, Inc., Class A (a)               3,750
         526 Microchip Technology, Inc.                33,743
       1,469 Micron Technology, Inc. (a)               32,200
         187 Microsemi Corp. (a)                       10,092
          70 MKS Instruments, Inc.                      4,158
         122 Monolithic Power Systems, Inc.             9,995
         266 NeoPhotonics Corp. (a)                     2,875
         477 NVIDIA Corp.                              50,915
         477 ON Semiconductor Corp. (a)                 6,087
         422 Photronics, Inc. (a)                       4,769
          41 Power Integrations, Inc.                   2,782
         105 Qorvo, Inc. (a)                            5,537
         191 QUALCOMM, Inc.                            12,453
         348 Rambus, Inc. (a)                           4,792
          63 Semtech Corp. (a)                          1,988
          30 Synaptics, Inc. (a)                        1,607
         279 Texas Instruments, Inc.                   20,359
         240 Xilinx, Inc.                              14,489
                                               --------------
                                                      396,292
                                               --------------
             SOFTWARE -- 3.8%
         226 8x8, Inc. (a)                              3,232
         407 A10 Networks, Inc. (a)                     3,382
         737 Activision Blizzard, Inc.                 26,613
         241 Adobe Systems, Inc. (a)                   24,811
         168 Aspen Technology, Inc. (a)                 9,186
         271 Autodesk, Inc. (a)                        20,057
         171 Barracuda Networks, Inc. (a)               3,665
          30 Blackbaud, Inc.                            1,920
          56 BroadSoft, Inc. (a)                        2,310
         592 CA, Inc.                                  18,808
         154 Cadence Design Systems, Inc. (a)           3,884
         102 CDK Global, Inc.                           6,088
         153 Citrix Systems, Inc. (a)                  13,664
          61 Ebix, Inc.                                 3,480
         229 Electronic Arts, Inc. (a)                 18,036
          25 Ellie Mae, Inc. (a)                        2,092
          63 Fair Isaac Corp.                           7,511
          79 Gigamon, Inc. (a)                          3,598
          33 Guidewire Software, Inc. (a)               1,628
          60 HubSpot, Inc. (a)                          2,820
         166 Oracle Corp.                               6,383
          69 Paycom Software, Inc. (a)                  3,139
          59 Paylocity Holding Corp. (a)                1,771
          59 Pegasystems, Inc.                          2,124
         131 Proofpoint, Inc. (a)                       9,255
          39 PROS Holdings, Inc. (a)                      839
         133 PTC, Inc. (a)                              6,154
          91 Qualys, Inc. (a)                           2,880


                        See Notes to Financial Statements                Page 21

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

DECEMBER 31, 2016

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             SOFTWARE (CONTINUED)
          99 Rapid7, Inc. (a)                  $        1,205
          81 Red Hat, Inc. (a)                          5,646
         147 RingCentral, Inc., Class A (a)             3,028
         330 ServiceNow, Inc. (a)                      24,532
         123 Silver Spring Networks, Inc. (a)           1,637
         100 Splunk, Inc. (a)                           5,115
         122 SS&C Technologies Holdings, Inc.           3,489
          85 Synchronoss Technologies, Inc. (a)         3,255
         132 Synopsys, Inc. (a)                         7,770
          71 Tableau Software, Inc., Class A (a)        2,993
         217 Take-Two Interactive Software,
                Inc. (a)                               10,696
          45 TiVo Corp. (a)                               940
          34 Tyler Technologies, Inc. (a)               4,854
          10 Ultimate Software Group (The),
                Inc. (a)                                1,823
          27 VMware, Inc., Class A (a) (b)              2,126
         356 Workday, Inc., Class A (a)                23,528
         192 Workiva, Inc. (a)                          2,621
         113 Zendesk, Inc. (a)                          2,396
                                               --------------
                                                      316,984
                                               --------------
             SPECIALTY RETAIL -- 3.9%
         171 Aaron's, Inc.                              5,470
         274 Abercrombie & Fitch Co., Class A           3,288
         549 American Eagle Outfitters, Inc.            8,328
          31 Asbury Automotive Group, Inc. (a)          1,913
         623 Ascena Retail Group, Inc. (a)              3,856
         161 AutoNation, Inc. (a)                       7,833
         231 Barnes & Noble, Inc.                       2,576
         227 Bed Bath & Beyond, Inc.                    9,225
         855 Best Buy Co., Inc.                        36,483
         181 Buckle (The), Inc. (b)                     4,127
         121 Burlington Stores, Inc. (a)               10,255
         107 Cabela's, Inc. (a)                         6,265
         172 Caleres, Inc.                              5,645
         132 Cato (The) Corp., Class A                  3,971
          11 Children's Place (The), Inc.               1,110
         104 Dick's Sporting Goods, Inc.                5,522
         170 DSW, Inc., Class A                         3,850
         369 Express, Inc. (a)                          3,970
         116 Foot Locker, Inc.                          8,223
         169 Francesca's Holdings Corp. (a)             3,047
         355 GameStop Corp., Class A                    8,967
       1,468 Gap (The), Inc.                           32,942
          80 Genesco, Inc. (a)                          4,968
         128 GNC Holdings, Inc., Class A                1,413
          41 Group 1 Automotive, Inc.                   3,196
         298 Guess?, Inc.                               3,606
          87 Hibbett Sports, Inc. (a)                   3,245
          18 Lithia Motors, Inc., Class A               1,743
         110 Murphy USA, Inc. (a)                       6,762
       1,220 Office Depot, Inc.                         5,514
          51 Party City Holdco, Inc. (a)                  724
         163 Penske Automotive Group, Inc.              8,450
          50 RH (a)                                     1,535


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             SPECIALTY RETAIL (CONTINUED)
         508 Ross Stores, Inc.                 $       33,325
         131 Signet Jewelers Ltd.                      12,348
         232 Sonic Automotive, Inc., Class A            5,313
          81 Tiffany & Co.                              6,272
         110 Ulta Salon, Cosmetics & Fragrance,
                Inc. (a)                               28,043
         227 Urban Outfitters, Inc. (a)                 6,465
         162 Vitamin Shoppe, Inc. (a)                   3,848
         153 Williams-Sonoma, Inc.                      7,404
                                               --------------
                                                      321,040
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 1.2%
          97 3D Systems Corp. (a)                       1,289
         173 Apple, Inc.                               20,037
         105 Diebold Nixdorf, Inc.                      2,641
       1,436 Hewlett Packard Enterprise Co.            33,229
         122 NCR Corp. (a)                              4,948
          55 NetApp, Inc.                               1,940
         149 Super Micro Computer, Inc. (a)             4,179
         112 Western Digital Corp.                      7,610
       2,579 Xerox Corp.                               22,515
                                               --------------
                                                       98,388
                                               --------------
             TEXTILES, APPAREL & LUXURY GOODS
                -- 0.5%
         179 Coach, Inc.                                6,269
         104 Columbia Sportswear Co.                    6,063
          58 Deckers Outdoor Corp. (a)                  3,213
         157 Fossil Group, Inc. (a)                     4,060
         149 G-III Apparel Group Ltd. (a)               4,404
          39 Oxford Industries, Inc.                    2,345
          89 PVH Corp.                                  8,031
          58 Ralph Lauren Corp.                         5,239
          50 Steven Madden Ltd. (a)                     1,787
          38 Wolverine World Wide, Inc.                   834
                                               --------------
                                                       42,245
                                               --------------
             THRIFTS & MORTGAGE FINANCE
                -- 0.4%
          39 BofI Holding, Inc. (a) (b)                 1,114
         208 Dime Community Bancshares, Inc.            4,181
          98 Essent Group Ltd. (a)                      3,172
         126 Flagstar Bancorp, Inc. (a)                 3,394
         104 HomeStreet, Inc. (a)                       3,286
          64 Kearny Financial Corp.                       995
         544 MGIC Investment Corp. (a)                  5,543
          82 Provident Financial Services, Inc.         2,321
         321 Radian Group, Inc.                         5,772
         123 TrustCo Bank Corp. NY                      1,076
          34 Walker & Dunlop, Inc. (a)                  1,061
          65 Washington Federal, Inc.                   2,233
          24 WSFS Financial Corp.                       1,112
                                               --------------
                                                       35,260
                                               --------------
             TOBACCO -- 0.1%
          75 Universal Corp.                            4,781
                                               --------------


Page 22                 See Notes to Financial Statements

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

DECEMBER 31, 2016

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             TRADING COMPANIES &
                DISTRIBUTORS -- 0.9%
         343 Air Lease Corp.                   $       11,775
          41 Beacon Roofing Supply, Inc. (a)            1,889
          98 GATX Corp. (b)                             6,035
         104 H&E Equipment Services, Inc.               2,418
         245 HD Supply Holdings, Inc. (a)              10,415
          52 Herc Holdings, Inc. (a)                    2,088
          40 Kaman Corp.                                1,957
          80 MSC Industrial Direct Co., Inc.,
                Class A                                 7,391
         178 Rush Enterprises, Inc., Class A (a)        5,678
         198 Triton International Ltd.                  3,129
         125 United Rentals, Inc. (a)                  13,198
          52 Veritiv Corp. (a)                          2,795
          57 WESCO International, Inc. (a)              3,793
                                               --------------
                                                       72,561
                                               --------------
             TRANSPORTATION INFRASTRUCTURE
                -- 0.0%
          47 Macquarie Infrastructure Corp.             3,840
                                               --------------
             WATER UTILITIES -- 0.0%
          20 SJW Group                                  1,120
                                               --------------
             WIRELESS TELECOMMUNICATION
                SERVICES -- 0.6%
         360 Telephone and Data Systems, Inc.          10,393
         559 T-Mobile US, Inc. (a)                     32,148
         120 United States Cellular Corp. (a)           5,247
                                               --------------
                                                       47,788
                                               --------------
             TOTAL COMMON STOCKS -- 99.9%           8,313,998
                                               --------------
             (Cost $7,832,610)

             MONEY MARKET FUNDS -- 1.0%
      54,293 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                0.39% (d) (e)                          54,293
      31,840 Morgan Stanley Institutional
                Liquidity Funds - Treasury
                Portfolio - Institutional
                Class - 0.38% (d)                      31,840
                                               --------------
             TOTAL MONEY MARKET FUNDS --
                1.0%                                   86,133
             (Cost $86,133)                    --------------

             TOTAL INVESTMENTS -- 100.9%            8,400,131
             (Cost $7,918,743) (f)
             NET OTHER ASSETS AND
                LIABILITIES -- (0.9)%                 (78,745)
                                               --------------
             NET ASSETS -- 100.0%               $   8,321,386
                                               ==============


(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2E - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $52,733 and the total value of the collateral held by the Fund is $54,293.

(c) Non-income producing security which makes payment-in-kind ("PIK") distributions. For the year ended December 31, 2016, the Fund received 1 PIK share of Summit Materials, Inc., Class A.

(d)   Interest rate shown reflects yield as of December 31, 2016.

(e)   This security serves as collateral for securities on loan.

(f) Aggregate cost for federal income tax purposes is $7,976,178. As of December 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $708,281 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $284,328.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                         LEVEL 1          LEVEL 2          LEVEL 3
                     ------------------------------------------------
Common Stocks*        $ 8,313,998       $        --      $        --
Money Market
   Funds                   86,133                --               --
                     ------------------------------------------------
Total Investments     $ 8,400,131       $        --      $        --
                     ================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at December 31, 2016.


                        See Notes to Financial Statements                Page 23

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

DECEMBER 31, 201

-----------------------------
OFFSETTING ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2D - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:


SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $       52,733
Non-cash Collateral(2)                                (52,733)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included "Investments, at value," is not offset and is shown on a gross basis.

(2) At December 31, 2016, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.


Page 24                 See Notes to Financial Statements

FIRST TRUST CBOE(R) S&P 500(R) VIX(R) TAIL HEDGE FUND (VIXH)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2016

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             AEROSPACE & DEFENSE -- 2.2%
          81 Arconic, Inc.                     $        1,502
         106 Boeing (The) Co.                          16,502
          53 General Dynamics Corp.                     9,151
          14 L-3 Technologies, Inc.                     2,130
          47 Lockheed Martin Corp.                     11,747
          33 Northrop Grumman Corp.                     7,675
          54 Raytheon Co.                               7,668
          24 Rockwell Collins, Inc.                     2,226
          50 Textron, Inc.                              2,428
           9 TransDigm Group, Inc.                      2,241
         142 United Technologies Corp.                 15,566
                                               --------------
                                                       78,836
                                               --------------
             AIR FREIGHT & LOGISTICS -- 0.7%
          26 C.H. Robinson Worldwide, Inc.              1,905
          33 Expeditors International of
                Washington, Inc.                        1,747
          45 FedEx Corp.                                8,379
         128 United Parcel Service, Inc.,
                Class B                                14,674
                                               --------------
                                                       26,705
                                               --------------
             AIRLINES -- 0.6%
          23 Alaska Air Group, Inc.                     2,041
          96 American Airlines Group, Inc.              4,482
         136 Delta Air Lines, Inc.                      6,690
         114 Southwest Airlines Co.                     5,682
          53 United Continental Holdings,
                Inc. (a)                                3,862
                                               --------------
                                                       22,757
                                               --------------
             AUTO COMPONENTS -- 0.2%
          37 BorgWarner, Inc.                           1,459
          50 Delphi Automotive PLC                      3,368
          48 Goodyear Tire & Rubber (The) Co.           1,482
                                               --------------
                                                        6,309
                                               --------------
             AUTOMOBILES -- 0.6%
         723 Ford Motor Co.                             8,770
         257 General Motors Co.                         8,954
          33 Harley-Davidson, Inc.                      1,925
                                               --------------
                                                       19,649
                                               --------------
             BANKS -- 6.7%
       1,871 Bank of America Corp.                     41,349
         150 BB&T Corp.                                 7,053
         528 Citigroup, Inc.                           31,379
          95 Citizens Financial Group, Inc.             3,385
          32 Comerica, Inc.                             2,180
         140 Fifth Third Bancorp                        3,776
         201 Huntington Bancshares, Inc.                2,657
         663 JPMorgan Chase & Co.                      57,210
         200 KeyCorp                                    3,654
          29 M&T Bank Corp.                             4,536
          58 People's United Financial, Inc.            1,123
          90 PNC Financial Services Group
                (The), Inc.                            10,526
         228 Regions Financial Corp.                    3,274
          91 SunTrust Banks, Inc.                       4,991


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             BANKS (CONTINUED)
         296 U.S. Bancorp                      $       15,206
         837 Wells Fargo & Co.                         46,127
          38 Zions Bancorporation                       1,636
                                               --------------
                                                      240,062
                                               --------------
             BEVERAGES -- 2.1%
          34 Brown-Forman Corp., Class B                1,527
         719 Coca-Cola (The) Co.                       29,810
          33 Constellation Brands, Inc.,
                Class A                                 5,059
          34 Dr Pepper Snapple Group, Inc.              3,083
          34 Molson Coors Brewing Co.,
                Class B                                 3,309
          75 Monster Beverage Corp. (a)                 3,325
         266 PepsiCo, Inc.                             27,832
                                               --------------
                                                       73,945
                                               --------------
             BIOTECHNOLOGY -- 2.8%
         301 AbbVie, Inc.                              18,848
          42 Alexion Pharmaceuticals, Inc. (a)          5,139
         138 Amgen, Inc.                               20,177
          40 Biogen, Inc. (a)                          11,343
         144 Celgene Corp. (a)                         16,668
         244 Gilead Sciences, Inc.                     17,473
          14 Regeneron Pharmaceuticals, Inc. (a)        5,139
          46 Vertex Pharmaceuticals, Inc. (a)           3,389
                                               --------------
                                                       98,176
                                               --------------
             BUILDING PRODUCTS -- 0.3%
          18 Allegion PLC                               1,152
          29 Fortune Brands Home & Security,
                Inc.                                    1,550
         173 Johnson Controls International PLC         7,126
          61 Masco Corp.                                1,929
                                               --------------
                                                       11,757
                                               --------------
             CAPITAL MARKETS -- 2.8%
          10 Affiliated Managers Group, Inc. (a)        1,453
          29 Ameriprise Financial, Inc.                 3,217
         196 Bank of New York Mellon (The)
                Corp.                                   9,286
          23 BlackRock, Inc.                            8,752
         223 Charles Schwab (The) Corp.                 8,802
          63 CME Group, Inc.                            7,267
          51 E*TRADE Financial Corp. (a)                1,767
          64 Franklin Resources, Inc.                   2,533
          68 Goldman Sachs Group (The), Inc.           16,283
         110 Intercontinental Exchange, Inc.            6,206
          76 Invesco Ltd.                               2,306
          31 Moody's Corp.                              2,922
         267 Morgan Stanley                            11,281
          21 Nasdaq, Inc.                               1,410
          39 Northern Trust Corp.                       3,473
          48 S&P Global, Inc.                           5,162
          67 State Street Corp.                         5,207
          45 T. Rowe Price Group, Inc.                  3,387
                                               --------------
                                                      100,714
                                               --------------


                        See Notes to Financial Statements                Page 25

FIRST TRUST CBOE(R) S&P 500(R) VIX(R) TAIL HEDGE FUND (VIXH)

DECEMBER 31, 2016

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             CHEMICALS -- 2.1%
          40 Air Products and Chemicals, Inc.  $        5,753
          21 Albemarle Corp.                            1,808
          43 CF Industries Holdings, Inc.               1,354
         208 Dow Chemical (The) Co.                    11,902
         161 E.I. du Pont de Nemours and Co.           11,817
          27 Eastman Chemical Co.                       2,031
          49 Ecolab, Inc.                               5,744
          25 FMC Corp.                                  1,414
          15 International Flavors & Fragrances,
                Inc.                                    1,767
          62 LyondellBasell Industries N.V.,
                Class A                                 5,318
          81 Monsanto Co.                               8,522
          65 Mosaic (The) Co.                           1,906
          49 PPG Industries, Inc.                       4,643
          53 Praxair, Inc.                              6,211
          15 Sherwin-Williams (The) Co.                 4,031
                                               --------------
                                                       74,221
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 0.3%
          16 Cintas Corp.                               1,849
          34 Pitney Bowes, Inc.                           516
          43 Republic Services, Inc.                    2,453
          16 Stericycle, Inc. (a)                       1,233
          75 Waste Management, Inc.                     5,318
                                               --------------
                                                       11,369
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 1.0%
         929 Cisco Systems, Inc.                       28,074
          12 F5 Networks, Inc. (a)                      1,737
          23 Harris Corp.                               2,357
          70 Juniper Networks, Inc.                     1,978
          31 Motorola Solutions, Inc.                   2,570
                                               --------------
                                                       36,716
                                               --------------
             CONSTRUCTION & ENGINEERING
                -- 0.1%
          26 Fluor Corp.                                1,365
          22 Jacobs Engineering Group, Inc. (a)         1,254
          28 Quanta Services, Inc. (a)                    976
                                               --------------
                                                        3,595
                                               --------------
             CONSTRUCTION MATERIALS -- 0.2%
          12 Martin Marietta Materials, Inc.            2,658
          24 Vulcan Materials Co.                       3,004
                                               --------------
                                                        5,662
                                               --------------
             CONSUMER FINANCE -- 0.8%
         142 American Express Co.                      10,520
          89 Capital One Financial Corp.                7,764
          73 Discover Financial Services                5,263
          56 Navient Corp.                                920
         145 Synchrony Financial                        5,259
                                               --------------
                                                       29,726
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             CONTAINERS & PACKAGING -- 0.3%
          16 Avery Dennison Corp.              $        1,124
          32 Ball Corp.                                 2,402
          76 International Paper Co.                    4,033
          36 Sealed Air Corp.                           1,632
          46 WestRock Co.                               2,335
                                               --------------
                                                       11,526
                                               --------------
             DISTRIBUTORS -- 0.1%
          28 Genuine Parts Co.                          2,675
          57 LKQ Corp. (a)                              1,747
                                               --------------
                                                        4,422
                                               --------------
             DIVERSIFIED CONSUMER SERVICES
                -- 0.0%
          41 H&R Block, Inc.                              943
                                               --------------
             DIVERSIFIED FINANCIAL SERVICES
                -- 1.6%
         352 Berkshire Hathaway, Inc.,
                Class B (a)                            57,369
          60 Leucadia National Corp.                    1,395
                                               --------------
                                                       58,764
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 2.7%
       1,137 AT&T, Inc.                                48,357
         101 CenturyLink, Inc.                          2,402
         217 Frontier Communications Corp.                733
          54 Level 3 Communications, Inc. (a)           3,043
         755 Verizon Communications, Inc.              40,302
                                               --------------
                                                       94,837
                                               --------------
             ELECTRIC UTILITIES -- 2.0%
          42 Alliant Energy Corp.                       1,591
          91 American Electric Power Co., Inc.          5,729
         128 Duke Energy Corp.                          9,935
          60 Edison International                       4,320
          33 Entergy Corp.                              2,425
          59 Eversource Energy                          3,259
         171 Exelon Corp.                               6,069
          79 FirstEnergy Corp.                          2,447
          87 NextEra Energy, Inc.                      10,393
          94 PG&E Corp.                                 5,712
          21 Pinnacle West Capital Corp.                1,639
         126 PPL Corp.                                  4,290
         181 Southern (The) Co.                         8,903
          94 Xcel Energy, Inc.                          3,826
                                               --------------
                                                       70,538
                                               --------------
             ELECTRICAL EQUIPMENT -- 0.5%
           8 Acuity Brands, Inc.                        1,847
          43 AMETEK, Inc.                               2,090
          84 Eaton Corp. PLC                            5,635
         119 Emerson Electric Co.                       6,634
          24 Rockwell Automation, Inc.                  3,226
                                               --------------
                                                       19,432
                                               --------------


Page 26                 See Notes to Financial Statements

FIRST TRUST CBOE(R) S&P 500(R) VIX(R) TAIL HEDGE FUND (VIXH)

DECEMBER 31, 2016

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 0.4%
          57 Amphenol Corp., Class A           $        3,830
         176 Corning, Inc.                              4,272
          25 FLIR Systems, Inc.                           905
          66 TE Connectivity Ltd.                       4,572
                                               --------------
                                                       13,579
                                               --------------
             ENERGY EQUIPMENT & SERVICES
                -- 1.2%
          78 Baker Hughes, Inc.                         5,068
          42 FMC Technologies, Inc. (a)                 1,492
         160 Halliburton Co.                            8,655
          20 Helmerich & Payne, Inc.                    1,548
          70 National Oilwell Varco, Inc.               2,621
         258 Schlumberger Ltd.                         21,659
          72 Transocean Ltd. (a)                        1,061
                                               --------------
                                                       42,104
                                               --------------
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS -- 2.8%
          79 American Tower Corp.                       8,349
          29 Apartment Investment &
                Management Co., Class A                 1,318
          25 AvalonBay Communities, Inc.                4,429
          28 Boston Properties, Inc.                    3,522
          67 Crown Castle International Corp.           5,814
          29 Digital Realty Trust, Inc.                 2,850
          13 Equinix, Inc.                              4,646
          68 Equity Residential                         4,376
          12 Essex Property Trust, Inc.                 2,790
          23 Extra Space Storage, Inc.                  1,777
          13 Federal Realty Investment Trust            1,847
         108 General Growth Properties, Inc.            2,698
          87 HCP, Inc.                                  2,586
         137 Host Hotels & Resorts, Inc.                2,581
          45 Iron Mountain, Inc.                        1,462
          79 Kimco Realty Corp.                         1,988
          22 Macerich (The) Co.                         1,558
          21 Mid-America Apartment
                Communities, Inc.                       2,056
          98 Prologis, Inc.                             5,173
          28 Public Storage                             6,258
          48 Realty Income Corp.                        2,759
          58 Simon Property Group, Inc.                10,305
          19 SL Green Realty Corp.                      2,043
          49 UDR, Inc.                                  1,788
          66 Ventas, Inc.                               4,126
          32 Vornado Realty Trust                       3,340
          67 Welltower, Inc.                            4,484
         139 Weyerhaeuser Co.                           4,182
                                               --------------
                                                      101,105
                                               --------------
             FOOD & STAPLES RETAILING -- 2.1%
          81 Costco Wholesale Corp.                    12,969
         197 CVS Health Corp.                          15,545
         175 Kroger (The) Co.                           6,039
          93 Sysco Corp.                                5,149


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             FOOD & STAPLES RETAILING
                (CONTINUED)
         158 Walgreens Boots Alliance, Inc.    $       13,076
         279 Wal-Mart Stores, Inc.                     19,285
          59 Whole Foods Market, Inc.                   1,815
                                               --------------
                                                       73,878
                                               --------------
             FOOD PRODUCTS -- 1.6%
         107 Archer-Daniels-Midland Co.                 4,885
          36 Campbell Soup Co.                          2,177
          77 Conagra Brands, Inc.                       3,045
         109 General Mills, Inc.                        6,733
          26 Hershey (The) Co.                          2,689
          50 Hormel Foods Corp.                         1,741
          22 J.M. Smucker (The) Co.                     2,817
          47 Kellogg Co.                                3,464
         110 Kraft Heinz (The) Co.                      9,605
          21 McCormick & Co., Inc.                      1,960
          34 Mead Johnson Nutrition Co.                 2,406
         286 Mondelez International, Inc.,
                Class A                                12,678
          54 Tyson Foods, Inc., Class A                 3,331
                                               --------------
                                                       57,531
                                               --------------
             HEALTH CARE EQUIPMENT &
                SUPPLIES -- 2.4%
         273 Abbott Laboratories                       10,486
          91 Baxter International, Inc.                 4,035
          39 Becton, Dickinson and Co.                  6,457
         252 Boston Scientific Corp. (a)                5,451
          14 C. R. Bard, Inc.                           3,145
           9 Cooper (The) Cos., Inc.                    1,574
         113 Danaher Corp.                              8,796
          43 DENTSPLY SIRONA, Inc.                      2,482
          40 Edwards Lifesciences Corp. (a)             3,748
          52 Hologic, Inc. (a)                          2,086
           7 Intuitive Surgical, Inc. (a)               4,439
         254 Medtronic PLC                             18,093
          53 St. Jude Medical, Inc.                     4,250
          58 Stryker Corp.                              6,949
          17 Varian Medical Systems, Inc. (a)           1,526
          37 Zimmer Biomet Holdings, Inc.               3,819
                                               --------------
                                                       87,336
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 2.6%
          65 Aetna, Inc.                                8,061
          31 AmerisourceBergen Corp.                    2,424
          49 Anthem, Inc.                               7,045
          59 Cardinal Health, Inc.                      4,246
          32 Centene Corp. (a)                          1,808
          48 Cigna Corp.                                6,403
          29 DaVita, Inc. (a)                           1,862
          22 Envision Healthcare Corp. (a)              1,392
         114 Express Scripts Holding Co. (a)            7,842
          54 HCA Holdings, Inc. (a)                     3,997
          15 Henry Schein, Inc. (a)                     2,276
          28 Humana, Inc.                               5,713
          19 Laboratory Corp. of America
                Holdings (a)                            2,439


                        See Notes to Financial Statements                Page 27

FIRST TRUST CBOE(R) S&P 500(R) VIX(R) TAIL HEDGE FUND (VIXH)

DECEMBER 31, 2016

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             HEALTH CARE PROVIDERS & SERVICES
                (CONTINUED)
          42 McKesson Corp.                    $        5,899
          15 Patterson Cos., Inc.                         615
          26 Quest Diagnostics, Inc.                    2,389
         176 UnitedHealth Group, Inc.                  28,167
          17 Universal Health Services, Inc.,
                Class B                                 1,809
                                               --------------
                                                       94,387
                                               --------------
             HEALTH CARE TECHNOLOGY -- 0.1%
          56 Cerner Corp. (a)                           2,653
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 1.6%
          78 Carnival Corp.                             4,061
           5 Chipotle Mexican Grill, Inc. (a)           1,887
          23 Darden Restaurants, Inc.                   1,672
          59 Marriott International, Inc.,
                Class A                                 4,878
         154 McDonald's Corp.                          18,745
          31 Royal Caribbean Cruises Ltd.               2,543
         269 Starbucks Corp.                           14,935
          20 Wyndham Worldwide Corp.                    1,527
          15 Wynn Resorts Ltd.                          1,298
          65 Yum! Brands, Inc.                          4,116
                                               --------------
                                                       55,662
                                               --------------
             HOUSEHOLD DURABLES -- 0.5%
          63 D.R. Horton, Inc.                          1,722
          21 Garmin Ltd.                                1,018
          13 Harman International Industries,
                Inc.                                    1,445
          25 Leggett & Platt, Inc.                      1,222
          36 Lennar Corp., Class A                      1,545
          12 Mohawk Industries, Inc. (a)                2,396
          89 Newell Brands, Inc.                        3,974
          55 PulteGroup, Inc.                           1,011
          14 Whirlpool Corp.                            2,545
                                               --------------
                                                       16,878
                                               --------------
             HOUSEHOLD PRODUCTS -- 1.8%
          48 Church & Dwight Co., Inc.                  2,121
          24 Clorox (The) Co.                           2,880
         165 Colgate-Palmolive Co.                     10,798
          66 Kimberly-Clark Corp.                       7,532
         495 Procter & Gamble (The) Co.                41,620
                                               --------------
                                                       64,951
                                               --------------
             INDEPENDENT POWER AND RENEWABLE
                ELECTRICITY PRODUCERS -- 0.1%
         122 AES (The) Corp.                            1,418
          58 NRG Energy, Inc.                             711
                                               --------------
                                                        2,129
                                               --------------
             INDUSTRIAL CONGLOMERATES -- 2.6%
         111 3M Co.                                    19,821
       1,638 General Electric Co.                      51,761
         141 Honeywell International, Inc.             16,335
          19 Roper Technologies, Inc.                   3,478
                                               --------------
                                                       91,395
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             INSURANCE -- 2.8%
          76 Aflac, Inc.                       $        5,290
          68 Allstate (The) Corp.                       5,040
         181 American International Group, Inc.        11,821
          49 Aon PLC                                    5,465
          33 Arthur J. Gallagher & Co.                  1,715
          11 Assurant, Inc.                             1,021
          86 Chubb Ltd.                                11,362
          28 Cincinnati Financial Corp.                 2,121
          70 Hartford Financial Services Group
                (The), Inc.                             3,336
          42 Lincoln National Corp.                     2,783
          51 Loews Corp.                                2,388
          95 Marsh & McLennan Cos., Inc.                6,421
         204 MetLife, Inc.                             10,994
          50 Principal Financial Group, Inc.            2,893
         107 Progressive (The) Corp.                    3,799
          80 Prudential Financial, Inc.                 8,325
          20 Torchmark Corp.                            1,475
          53 Travelers (The) Cos., Inc.                 6,488
          43 Unum Group                                 1,889
          24 Willis Towers Watson PLC                   2,935
          50 XL Group Ltd.                              1,863
                                               --------------
                                                       99,424
                                               --------------
             INTERNET & DIRECT MARKETING RETAIL
                -- 2.3%
          73 Amazon.com, Inc. (a)                      54,740
          22 Expedia, Inc.                              2,492
          79 Netflix, Inc. (a)                          9,780
           9 Priceline Group (The), Inc. (a)           13,195
          21 TripAdvisor, Inc. (a)                        974
                                               --------------
                                                       81,181
                                               --------------
             INTERNET SOFTWARE & SERVICES
                -- 4.2%
          32 Akamai Technologies, Inc. (a)              2,134
          55 Alphabet, Inc., Class A (a)               43,585
          55 Alphabet, Inc., Class C (a)               42,450
         192 eBay, Inc. (a)                             5,700
         433 Facebook, Inc., Class A (a)               49,817
          17 VeriSign, Inc. (a)                         1,293
         163 Yahoo!, Inc. (a)                           6,303
                                               --------------
                                                      151,282
                                               --------------
             IT SERVICES -- 3.6%
         115 Accenture PLC, Class A                    13,470
          11 Alliance Data Systems Corp.                2,513
          84 Automatic Data Processing, Inc.            8,634
         112 Cognizant Technology Solutions
                Corp., Class A (a)                      6,275
          27 CSRA, Inc.                                   860
          61 Fidelity National Information
                Services, Inc.                          4,614
          40 Fiserv, Inc. (a)                           4,251
          28 Global Payments, Inc.                      1,943
         160 International Business Machines
                Corp.                                  26,558
         176 Mastercard, Inc., Class A                 18,172
          60 Paychex, Inc.                              3,653


Page 28                 See Notes to Financial Statements

FIRST TRUST CBOE(R) S&P 500(R) VIX(R) TAIL HEDGE FUND (VIXH)

DECEMBER 31, 2016

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             IT SERVICES (CONTINUED)
         208 PayPal Holdings, Inc. (a)         $        8,210
          24 Teradata Corp. (a)                           652
          31 Total System Services, Inc.                1,520
         346 Visa, Inc., Class A                       26,995
          90 Western Union (The) Co.                    1,955
                                               --------------
                                                      130,275
                                               --------------
             LEISURE PRODUCTS -- 0.1%
          21 Hasbro, Inc.                               1,633
          63 Mattel, Inc.                               1,736
                                               --------------
                                                        3,369
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 0.6%
          60 Agilent Technologies, Inc.                 2,734
          27 Illumina, Inc. (a)                         3,457
           5 Mettler-Toledo International,
                Inc. (a)                                2,093
          20 PerkinElmer, Inc.                          1,043
          73 Thermo Fisher Scientific, Inc.            10,300
          15 Waters Corp. (a)                           2,016
                                               --------------
                                                       21,643
                                               --------------
             MACHINERY -- 1.5%
         108 Caterpillar, Inc.                         10,016
          29 Cummins, Inc.                              3,964
          54 Deere & Co.                                5,564
          29 Dover Corp.                                2,173
          24 Flowserve Corp.                            1,153
          56 Fortive Corp.                              3,003
          58 Illinois Tool Works, Inc.                  7,103
          48 Ingersoll-Rand PLC                         3,602
          65 PACCAR, Inc.                               4,154
          25 Parker-Hannifin Corp.                      3,500
          31 Pentair PLC                                1,738
          11 Snap-on, Inc.                              1,884
          28 Stanley Black & Decker, Inc.               3,211
          33 Xylem, Inc.                                1,634
                                               --------------
                                                       52,699
                                               --------------
             MEDIA -- 3.1%
          73 CBS Corp., Class B                         4,644
          40 Charter Communications, Inc.,
                Class A (a)                            11,517
         441 Comcast Corp., Class A                    30,451
          28 Discovery Communications, Inc.,
                Class A (a)                               767
          41 Discovery Communications, Inc.,
                Class C (a)                             1,098
          74 Interpublic Group of Cos. (The),
                Inc.                                    1,732
          71 News Corp., Class A                          814
          22 News Corp., Class B                          259
          44 Omnicom Group, Inc.                        3,745
          18 Scripps Networks Interactive, Inc.,
                Class A                                 1,285
          40 TEGNA, Inc.                                  856
         143 Time Warner, Inc.                         13,804


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             MEDIA (CONTINUED)
         196 Twenty-First Century Fox, Inc.,
                Class A                        $        5,496
          90 Twenty-First Century Fox, Inc.,
                Class B                                 2,452
          64 Viacom, Inc., Class B                      2,246
         271 Walt Disney (The) Co.                     28,244
                                               --------------
                                                      109,410
                                               --------------
             METALS & MINING -- 0.3%
         232 Freeport-McMoRan, Inc. (a)                 3,060
          98 Newmont Mining Corp.                       3,339
          59 Nucor Corp.                                3,512
                                               --------------
                                                        9,911
                                               --------------
             MULTILINE RETAIL -- 0.5%
          47 Dollar General Corp.                       3,481
          44 Dollar Tree, Inc. (a)                      3,396
          33 Kohl's Corp.                               1,630
          57 Macy's, Inc.                               2,041
          22 Nordstrom, Inc.                            1,054
         104 Target Corp.                               7,512
                                               --------------
                                                       19,114
                                               --------------
             MULTI-UTILITIES -- 1.1%
          45 Ameren Corp.                               2,361
          80 CenterPoint Energy, Inc.                   1,971
          52 CMS Energy Corp.                           2,164
          56 Consolidated Edison, Inc.                  4,126
         116 Dominion Resources, Inc.                   8,885
          33 DTE Energy Co.                             3,251
          60 NiSource, Inc.                             1,328
          94 Public Service Enterprise Group,
                Inc.                                    4,125
          26 SCANA Corp.                                1,905
          46 Sempra Energy                              4,629
          58 WEC Energy Group, Inc.                     3,402
                                               --------------
                                                       38,147
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 6.4%
         103 Anadarko Petroleum Corp.                   7,182
          70 Apache Corp.                               4,443
          86 Cabot Oil & Gas Corp.                      2,009
         138 Chesapeake Energy Corp. (a)                  969
         350 Chevron Corp.                             41,195
          18 Cimarex Energy Co.                         2,446
          27 Concho Resources, Inc. (a)                 3,580
         229 ConocoPhillips                            11,482
          97 Devon Energy Corp.                         4,430
         107 EOG Resources, Inc.                       10,818
          32 EQT Corp.                                  2,093
         768 Exxon Mobil Corp.                         69,320
          49 Hess Corp.                                 3,052
         355 Kinder Morgan, Inc.                        7,352
         157 Marathon Oil Corp.                         2,718
          98 Marathon Petroleum Corp.                   4,934
          30 Murphy Oil Corp.                             934
          37 Newfield Exploration Co. (a)               1,498
          79 Noble Energy, Inc.                         3,007


                        See Notes to Financial Statements                Page 29

FIRST TRUST CBOE(R) S&P 500(R) VIX(R) TAIL HEDGE FUND (VIXH)

DECEMBER 31, 2016

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             OIL, GAS & CONSUMABLE FUELS
                (CONTINUED)
         141 Occidental Petroleum Corp.        $       10,043
          39 ONEOK, Inc.                                2,239
          82 Phillips 66                                7,085
          31 Pioneer Natural Resources Co.              5,582
          35 Range Resources Corp.                      1,202
          91 Southwestern Energy Co. (a)                  985
         130 Spectra Energy Corp.                       5,342
          22 Tesoro Corp.                               1,924
          84 Valero Energy Corp.                        5,739
         127 Williams (The) Cos., Inc.                  3,955
                                               --------------
                                                      227,558
                                               --------------
             PERSONAL PRODUCTS -- 0.1%
          87 Coty, Inc., Class A                        1,593
          41 Estee Lauder (The) Cos., Inc.,
                Class A                                 3,136
                                               --------------
                                                        4,729
                                               --------------
             PHARMACEUTICALS -- 5.1%
          69 Allergan PLC (a)                          14,491
         309 Bristol-Myers Squibb Co.                  18,058
         180 Eli Lilly and Co.                         13,239
          37 Endo International PLC (a)                   609
         504 Johnson & Johnson                         58,066
          20 Mallinckrodt PLC (a)                         996
         510 Merck & Co., Inc.                         30,024
          85 Mylan N.V. (a)                             3,243
          27 Perrigo Co. PLC                            2,247
       1,124 Pfizer, Inc.                              36,508
          91 Zoetis, Inc.                               4,871
                                               --------------
                                                      182,352
                                               --------------
             PROFESSIONAL SERVICES -- 0.3%
           7 Dun & Bradstreet (The) Corp.                 849
          22 Equifax, Inc.                              2,601
          62 Nielsen Holdings PLC                       2,601
          24 Robert Half International, Inc.            1,171
          29 Verisk Analytics, Inc. (a)                 2,354
                                               --------------
                                                        9,576
                                               --------------
             REAL ESTATE MANAGEMENT &
                DEVELOPMENT -- 0.0%
          56 CBRE Group, Inc., Class A (a)              1,763
                                               --------------
             ROAD & RAIL -- 0.9%
         173 CSX Corp.                                  6,216
          16 J.B. Hunt Transport Services, Inc.         1,553
          20 Kansas City Southern                       1,697
          54 Norfolk Southern Corp.                     5,836
          10 Ryder System, Inc.                           744
         153 Union Pacific Corp.                       15,863
                                               --------------
                                                       31,909
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 3.4%
          57 Analog Devices, Inc.                       4,139
         200 Applied Materials, Inc.                    6,454
          74 Broadcom Ltd.                             13,081


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT (CONTINUED)
          14 First Solar, Inc. (a)             $          449
         877 Intel Corp.                               31,809
          29 KLA-Tencor Corp.                           2,282
          30 Lam Research Corp.                         3,172
          45 Linear Technology Corp.                    2,806
          40 Microchip Technology, Inc.                 2,566
         193 Micron Technology, Inc. (a)                4,231
         100 NVIDIA Corp.                              10,674
          24 Qorvo, Inc. (a)                            1,266
         273 QUALCOMM, Inc.                            17,800
          34 Skyworks Solutions, Inc.                   2,538
         185 Texas Instruments, Inc.                   13,499
          47 Xilinx, Inc.                               2,837
                                               --------------
                                                      119,603
                                               --------------
             SOFTWARE -- 4.3%
         127 Activision Blizzard, Inc.                  4,586
          92 Adobe Systems, Inc. (a)                    9,471
          36 Autodesk, Inc. (a)                         2,664
          58 CA, Inc.                                   1,843
          29 Citrix Systems, Inc. (a)                   2,590
          56 Electronic Arts, Inc. (a)                  4,411
          45 Intuit, Inc.                               5,157
       1,440 Microsoft Corp.                           89,482
         555 Oracle Corp.                              21,340
          33 Red Hat, Inc. (a)                          2,300
         118 salesforce.com, Inc. (a)                   8,078
         115 Symantec Corp.                             2,747
                                               --------------
                                                      154,669
                                               --------------
             SPECIALTY RETAIL -- 2.4%
          14 Advance Auto Parts, Inc.                   2,368
          12 AutoNation, Inc. (a)                         584
           5 AutoZone, Inc. (a)                         3,949
          28 Bed Bath & Beyond, Inc.                    1,138
          51 Best Buy Co., Inc.                         2,176
          35 CarMax, Inc. (a)                           2,254
          25 Foot Locker, Inc.                          1,772
          41 Gap (The), Inc.                              920
         226 Home Depot (The), Inc.                    30,302
          44 L Brands, Inc.                             2,897
         161 Lowe's Cos., Inc.                         11,450
          17 O'Reilly Automotive, Inc. (a)              4,733
          73 Ross Stores, Inc.                          4,789
          13 Signet Jewelers Ltd.                       1,225
         120 Staples, Inc.                              1,086
          20 Tiffany & Co.                              1,549
         121 TJX (The) Cos., Inc.                       9,091
          24 Tractor Supply Co.                         1,819
          11 Ulta Salon, Cosmetics & Fragrance,
                Inc. (a)                                2,804
          16 Urban Outfitters, Inc. (a)                   456
                                               --------------
                                                       87,362
                                               --------------


Page 30                 See Notes to Financial Statements

FIRST TRUST CBOE(R) S&P 500(R) VIX(R) TAIL HEDGE FUND (VIXH)

DECEMBER 31, 2016

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 3.8%
         987 Apple, Inc.                       $      114,314
         308 Hewlett Packard Enterprise Co.             7,127
         317 HP, Inc.                                   4,704
          51 NetApp, Inc.                               1,799
          55 Seagate Technology PLC                     2,100
          53 Western Digital Corp.                      3,602
         158 Xerox Corp.                                1,379
                                               --------------
                                                      135,025
                                               --------------
             TEXTILES, APPAREL & LUXURY GOODS
                -- 0.7%
          52 Coach, Inc.                                1,821
          70 Hanesbrands, Inc.                          1,510
          30 Michael Kors Holdings Ltd. (a)             1,289
         247 NIKE, Inc., Class B                       12,555
          15 PVH Corp.                                  1,354
          10 Ralph Lauren Corp.                           903
          34 Under Armour, Inc., Class A (a)              988
          34 Under Armour, Inc., Class C (b)              856
          61 VF Corp.                                   3,254
                                               --------------
                                                       24,530
                                               --------------
             TOBACCO -- 1.7%
         361 Altria Group, Inc.                        24,411
         287 Philip Morris International, Inc.         26,258
         153 Reynolds American, Inc.                    8,574
                                               --------------
                                                       59,243
                                               --------------
             TRADING COMPANIES & DISTRIBUTORS
                -- 0.2%
          54 Fastenal Co.                               2,537
          16 United Rentals, Inc. (a)                   1,689
          10 W.W. Grainger, Inc.                        2,323
                                               --------------
                                                        6,549
                                               --------------
             WATER UTILITIES -- 0.1%
          33 American Water Works Co., Inc.             2,388
                                               --------------

             TOTAL INVESTMENTS -- 100.0%            3,567,960
             (Cost $2,728,325) (c)
             NET OTHER ASSETS AND
                LIABILITIES -- 0.0%                     1,441
                                               --------------
             NET ASSETS -- 100.0%              $    3,569,401
                                               ==============

(a)   Non-income producing security.

(b) Non-income producing security which makes PIK distributions. For the year ended December 31, 2016, the Fund received fractional PIK shares of Under Armour, Inc., Class C.

(c) Aggregate cost for federal income tax purposes is $2,737,740. As of December 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $918,725 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $88,505.


-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                         LEVEL 1          LEVEL 2          LEVEL 3
                     ------------------------------------------------
Common Stocks*        $ 3,567,960       $        --      $       --
                     ================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at December 31, 2016.


                        See Notes to Financial Statements                Page 31

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2016

                                                                                                                   FIRST TRUST
                                                                                               FIRST TRUST           CBOE(R)
                                                                                             TOTAL US MARKET        S&P 500(R)
                                                                                               ALPHADEX(R)            VIX(R)
                                                                                                   ETF           TAIL HEDGE FUND
                                                                                                  (TUSA)              (VIXH)
                                                                                            ------------------  ------------------

ASSETS:
Investments, at value................................................................         $    8,400,131      $    3,567,960
Receivables:
      From investment advisor........................................................                 15,768                  --
      Dividends......................................................................                 10,761               4,549
      Securities lending income......................................................                     57                  --
      Interest.......................................................................                      5                  --
Prepaid expenses.....................................................................                  7,592                  --
                                                                                              --------------      --------------
      TOTAL ASSETS...................................................................              8,434,314           3,572,509
                                                                                              --------------      --------------
LIABILITIES:
Due to custodian.....................................................................                     --               1,281
Payables:
      Investment advisory fees.......................................................                     --               1,827
      Collateral for securities on loan..............................................                 54,293                  --
      Audit and tax fees.............................................................                 22,925                  --
      Printing fees..................................................................                  8,623                  --
      Licensing fees.................................................................                  1,658                  --
      Trustees' fees.................................................................                    159                  --
Other liabilities....................................................................                 25,270                  --
                                                                                              --------------      --------------
      TOTAL LIABILITIES..............................................................                112,928               3,108
                                                                                              --------------      --------------
NET ASSETS...........................................................................         $    8,321,386      $    3,569,401
                                                                                              ==============      ==============
NET ASSETS CONSIST OF:
Paid-in capital......................................................................         $   11,121,473      $    3,799,037
Par value............................................................................                  3,000               1,500
Accumulated net investment income (loss).............................................                     --                  --
Accumulated net realized gain (loss) on investments and options......................             (3,284,475)         (1,070,771)
Net unrealized appreciation (depreciation) on investments............................                481,388             839,635
                                                                                              --------------      --------------
NET ASSETS...........................................................................         $    8,321,386      $    3,569,401
                                                                                              ==============      ==============
NET ASSET VALUE, per share...........................................................         $        27.74      $        23.80
                                                                                              ==============      ==============
Number of shares outstanding (unlimited number of shares authorized,

   par value $0.01 per share)........................................................                300,002             150,002
                                                                                              ==============      ==============
Investments, at cost.................................................................         $    7,918,743      $    2,728,325
                                                                                              ==============      ==============
Securities on loan, at value.........................................................         $       52,733      $           --
                                                                                              ==============      ==============


Page 32                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2016

                                                                                                                   FIRST TRUST
                                                                                               FIRST TRUST           CBOE(R)
                                                                                             TOTAL US MARKET        S&P 500(R)
                                                                                               ALPHADEX(R)            VIX(R)
                                                                                                   ETF           TAIL HEDGE FUND
                                                                                                  (TUSA)              (VIXH)
                                                                                            ------------------  ------------------

INVESTMENT INCOME:
Dividends............................................................................         $      167,061      $       77,469
Securities lending income (net of fees)..............................................                    256                  --
Interest.............................................................................                    100                  --
Foreign tax withholding..............................................................                    (37)                 --
                                                                                              --------------      --------------
      Total investment income........................................................                167,380              77,469
                                                                                              --------------      --------------
EXPENSES:
Investment advisory fees.............................................................                 44,812              21,199 (a)
Custodian fees.......................................................................                 28,960                  --
Accounting and administration fees...................................................                 21,344                  --
Audit and tax fees...................................................................                 21,228                  --
Listing fees.........................................................................                 17,377                  --
Printing fees........................................................................                 17,053                  --
Licensing fees.......................................................................                 10,422                  --
Trustees' fees and expenses..........................................................                  8,431                  --
Legal fees...........................................................................                    833                  --
Transfer agent fees..................................................................                    448                  --
Registration and filing fees.........................................................                    (72)                 --
Other expenses.......................................................................                  4,411                  --
                                                                                              --------------      --------------
      Total expenses.................................................................                175,247              21,199
      Less fees waived and expenses reimbursed by the investment advisor.............               (112,511)                 --
                                                                                              --------------      --------------
      Net expenses...................................................................                 62,736              21,199
                                                                                              --------------      --------------
NET INVESTMENT INCOME (LOSS).........................................................                104,644              56,270
                                                                                              --------------      --------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
      Investments....................................................................               (904,502)             23,880
      Options........................................................................                     --            (377,263)
      In-kind redemptions............................................................              1,586,716                  --
                                                                                              --------------      --------------
Net realized gain (loss).............................................................                682,214            (353,383)
                                                                                              --------------      --------------
Net change in unrealized appreciation (depreciation) on:
      Investments....................................................................                785,988             296,601
      Options........................................................................                     --              19,165
                                                                                              --------------      --------------
Net change in unrealized appreciation (depreciation).................................                785,988             315,766
                                                                                              --------------      --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)..............................................              1,468,202             (37,617)
                                                                                              --------------      --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS...................................................................         $    1,572,846      $       18,653
                                                                                              ==============      ==============

(a) Fund is subject to a Unitary Fee (see Note 3 in the Notes to Financial Statements).


                        See Notes to Financial Statements                Page 33

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                          FIRST TRUST
                                                                     FIRST TRUST                             CBOE(R)
                                                                   TOTAL US MARKET                         S&P 500(R)
                                                                      ALPHADEX(R)                              VIX(R)
                                                                         ETF                            TAIL HEDGE FUND
                                                                       (TUSA)                               (VIXH)
                                                                  -----------------------------    -----------------------------
                                                                  For the Year    For the Year     For the Year    For the Year
                                                                      Ended           Ended            Ended           Ended
                                                                   12/31/2015      12/31/2014       12/31/2015      12/31/2014
                                                                  -------------   -------------    -------------   -------------
OPERATIONS:
   Net investment income (loss)...........................        $     104,644   $      62,257    $      56,270   $      55,327
   Net realized gain (loss)...............................              682,214          69,168         (353,383)       (244,840)
   Net change in unrealized appreciation (depreciation)...              785,988        (496,144)         315,766         (38,707)
                                                                  -------------   -------------    -------------   -------------
   Net increase (decrease) in net assets resulting
      from operations.....................................            1,572,846        (364,719)          18,653        (228,220)
                                                                  -------------   -------------    -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income..................................             (113,796)        (65,921)         (59,491)        (56,416)
                                                                  -------------   -------------    -------------   -------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold..............................           10,272,574       4,949,444               --              --
   Cost of shares redeemed................................          (11,927,907)     (1,226,230)              --              --
                                                                  -------------   -------------    -------------   -------------
   Net increase (decrease) in net assets resulting
      from shareholder transactions.......................           (1,655,333)      3,723,214               --              --
                                                                  -------------   -------------    -------------   -------------
   Total increase (decrease) in net assets................             (196,283)      3,292,574          (40,838)       (284,636)

NET ASSETS:
   Beginning of period....................................            8,517,669       5,225,095        3,610,239       3,894,875
                                                                  -------------   -------------    -------------   -------------
   End of period..........................................        $   8,321,386   $   8,517,669    $   3,569,401   $   3,610,239
                                                                  =============   =============    =============   =============
   Accumulated net investment income (loss)
      at end of period....................................        $          --   $        (392)   $          --   $          --
                                                                  =============   =============    =============   =============

CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period................              350,002         200,002          150,002         150,002
   Shares sold............................................              400,000         200,000               --              --
   Shares redeemed........................................             (450,000)        (50,000)              --              --
                                                                  -------------   -------------    -------------   -------------
   Shares outstanding, end of period......................              300,002         350,002          150,002         150,002
                                                                  =============   =============    =============   =============


Page 34                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2016           2015           2014           2013           2012
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period           $    24.34     $    26.13     $    25.80     $    19.34     $    18.16
                                               ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         0.32           0.22           0.27           0.21           0.34
Net realized and unrealized gain (loss)              3.43          (1.78)          0.34           6.47           1.24
                                               ----------     ----------     ----------     ----------     ----------
Total from investment operations                     3.75          (1.56)          0.61           6.68           1.58
                                               ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                               (0.35)         (0.23)         (0.28)         (0.22)         (0.40)
                                               ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                 $   27.74      $    24.34     $    26.13     $    25.80     $    19.34
                                               ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                    15.48%         (5.99)%         2.36%         34.65%          8.74%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)           $    8,321     $    8,518     $    5,225     $    5,160     $    3,868
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets        1.96%          1.97%          3.17%          2.01%          1.85%
Ratio of net expenses to average net assets          0.70%          0.70%          0.70%          0.70%          0.70%
Ratio of net investment income (loss) to
   average net assets                                1.17%          0.96%          1.05%          0.91%          1.64%
Portfolio turnover rate (b)                           113%           170%           183%           186%           203%

FIRST TRUST CBOE(R) S&P 500(R) VIX(R) TAIL HEDGE FUND (VIXH)

                                                                                                         FOR THE PERIOD
                                                               YEAR ENDED DECEMBER 31,                    8/29/2012 (c)
                                              ---------------------------------------------------------     THROUGH
                                                  2016           2015           2014           2013        12/31/2012
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period           $    24.07     $    25.97     $    22.86     $    19.51     $    19.89
                                               ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         0.38           0.37           0.34           0.34           0.11
Net realized and unrealized gain (loss)             (0.25)         (1.89)          3.11           3.34          (0.38)
                                               ----------     ----------     ----------     ----------     ----------
Total from investment operations                     0.13          (1.52)          3.45           3.68          (0.27)
                                               ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                               (0.40)         (0.38)         (0.34)         (0.33)         (0.11)
                                               ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                 $    23.80     $    24.07     $    25.97     $    22.86     $    19.51
                                               ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                     0.54%         (5.88)%        15.22%         19.00%         (1.37)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)           $    3,569     $    3,610     $    3,895     $    5,716     $    2,927
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets        0.60%          0.60%          0.60%          0.60%          0.60% (d)
Ratio of net expenses to average net assets          0.60%          0.60%          0.60%          0.60%          0.60% (d)
Ratio of net investment income (loss) to
   average net assets                                1.59%          1.46%          1.42%          1.53%          1.97% (d)
Portfolio turnover rate (b)                             4%             7%             7%             4%             2%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns for First Trust Total US Market AlphaDEX(R) ETF would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(c) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(d)   Annualized.


                        See Notes to Financial Statements                Page 35

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2016

                                1. ORGANIZATION

First Trust Exchange-Traded Fund (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on August 8, 2003, and is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of nineteen exchange-traded funds. This report covers the two funds listed below:

      First Trust Total US Market AlphaDEX(R) ETF - (The Nasdaq Stock Market LLC
         ("Nasdaq") ticker "TUSA")
      First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund - (NYSE Arca, Inc.
         ("NYSE Arca") ticker "VIXH")

Each fund represents a separate series of shares of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities included in a Fund's relevant index. Except when aggregated in Creation Units, each Fund's shares are not redeemable securities. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:

FUND                                                            INDEX
First Trust Total US Market AlphaDEX(R) ETF                     NASDAQ AlphaDEX(R) Total US Market Index
First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund           CBOE(R) VIX(R) Tail Hedge Index

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Each Fund's NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds' investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

      Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2016

      their closing bid price. Over-the-counter options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at closing bid price.

      Overnight repurchase agreements are valued at amortized cost when it represents the best estimate of fair value.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

In addition, differences between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index could result in a difference between a Fund's performance and the performance of its underlying index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of December 31, 2016, is included with each Fund's Portfolio of Investments.

B. CALL OPTIONS

The First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund ("VIXH") is subject to equity price risk in the normal course of pursuing its investment objective and may purchase out-of-the-money call options on the Chicago Board Options Exchange Volatility Index(R) (the "VIX Index") to hedge against changes in the value of equities. Also, VIXH may sell call options on the VIX Index in order to close out existing positions. The purchase of call options involves the risk of loss of all or a part of the cash paid for the call options (the premium). The market risk associated with purchasing options on the VIX Index is limited to the

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2016

premium paid. When VIXH purchases a call option, the premium paid represents the cost of the call option, which is included in "Investments, at cost" on the Statements of Assets and Liabilities. Options are marked-to-market daily and their value will be affected by changes in the market value of the stocks included in the stock index.

If VIXH elects to exercise a call option on the VIX Index, settlement does not occur by the delivery of the securities comprising the VIX Index. VIXH, as holder of the stock index option, receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. If VIXH elects to allow a call option to expire, then the equity price risk for purchased options is limited to the premium initially paid. Gain or loss on options is presented separately as "Net realized gain (loss) on options" on the Statements of Operations.

For the fiscal year ended December 31, 2016, VIXH recorded a change in unrealized gain of $19,165 on the options, which is included in the "Net change in unrealized appreciation (depreciation) on options" on the Statements of Operations. For the fiscal year ended December 31, 2016, VIXH recorded a realized loss on options of $377,263, which is included in "Net realized gain
(loss) on options" on the Statements of Operations.

At December 31, 2016, VIXH had no open options contracts. During the fiscal year ended December 31, 2016, the number of purchased options contracts opened, expired and closed were 4,217, 4,217 and 304, respectively.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Distributions received from a Fund's investments in real estate investment trusts ("REITs") may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs' fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

D. OFFSETTING ON THE STATEMENTS OF ASSETS AND LIABILITIES

Offsetting Assets and Liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

This disclosure, if applicable, is included within each Fund's Portfolio of Investments under the heading "Offsetting Assets and Liabilities". For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements ("MNAs") or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

E. SECURITIES LENDING

The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2016

Under the Funds' Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. ("BBH") acts as the Funds' securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities. Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment of cash collateral. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2016, only TUSA has securities in the securities lending program.

In the event of a default by a borrower with respect to any loan, BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, a Fund sustains losses as a result of a borrower's default, BBH will indemnify the Fund by purchasing replacement securities at its own expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH.

F. REPURCHASE AGREEMENTS

Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement ("MRA"). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds' custodian or designated sub-custodians under tri-party repurchase agreements.

MRAs govern transactions between a Fund and select counterparties. The MRAs contain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase agreements.

Repurchase agreements received for lending securities are collateralized by U.S. Treasury securities. The U.S. Treasury securities are held in a joint custody account at BBH on behalf of the Funds participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury securities can either be maintained as part of a Fund's portfolio or sold for cash. A Fund could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Fund are less than the repurchase price and the Fund's costs associated with the delay and enforcement of the MRA.

While the Funds may invest in repurchase agreements, any repurchase agreements held by the Funds during the fiscal year ended December 31, 2016, were received as collateral for lending securities. There were no repurchase agreements held by the Funds as of December 31, 2016.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of each Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by each Fund, if any, are distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by each Fund during the fiscal year ended December 31, 2016 was as follows:

                                                                                            Distributions       Distributions
                                                                     Distributions paid          paid                paid
                                                                       from Ordinary         from Capital        from Return
                                                                           Income               Gains             of Capital
                                                                     ------------------    ----------------    ----------------
First Trust Total US Market AlphaDEX(R) ETF                             $    113,796          $       --          $       --
First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund                         59,491                  --                  --

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2016

The tax character of distributions paid by each Fund during the fiscal year ended December 31, 2015 was as follows:

                                                                                            Distributions       Distributions
                                                                     Distributions paid          paid                paid
                                                                       from Ordinary         from Capital        from Return
                                                                           Income               Gains             of Capital
                                                                     ------------------    ----------------    ----------------
First Trust Total US Market AlphaDEX(R) ETF                             $      65,921         $       --          $       --
First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund                          56,416                 --                  --

As of December 31, 2016, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                                             Accumulated
                                                                       Undistributed         Capital and        Net Unrealized
                                                                          Ordinary              Other            Appreciation
                                                                           Income            Gain (Loss)        (Depreciation)
                                                                     ------------------    ----------------    ----------------
First Trust Total US Market AlphaDEX(R) ETF                             $         --         $ (3,227,040)       $    423,953
First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund                             --           (1,061,356)            830,220

H. INCOME TAXES

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2013, 2014, 2015 and 2016 remain open to federal and state audit. As of December 31, 2016, management has evaluated the application of these standards to the Funds, and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2016, the Funds had pre-enactment and post-enactment net capital losses for federal income tax purposes as shown in the following table. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

                                                                        Capital Loss            Post-               Total
                                                                          Available          Enactment -           Capital
                                                                           Through               No                 Loss
                                                                            2017             Expiration           Available
                                                                     ------------------    ----------------    ----------------
First Trust Total US Market AlphaDEX(R) ETF                             $  2,421,122         $    805,918        $  3,227,040
First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund                             --            1,061,356           1,061,356

At the taxable year ended December 31, 2016, the following Fund's capital loss carryforwards expired in the following amount:

                                                 Capital Loss Carryforward
                                                           Expired
                                                 -------------------------
First Trust Total US Market AlphaDEX(R) ETF             $ 1,168,041

In order to present paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income
(loss) and accumulated net realized gain (loss) on investments. These

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2016

adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended December 31, 2016, the adjustments for each Fund were as follows:

                                                                                             Accumulated
                                                                         Accumulated        Net Realized
                                                                       Net Investment        Gain (Loss)          Paid-in
                                                                        Income (Loss)      on Investments          Capital
                                                                     ------------------    ----------------    ----------------
First Trust Total US Market AlphaDEX(R) ETF                               $    9,544         $   (272,431)       $    262,887
First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund                          3,221                  393              (3,614)

I. EXPENSES

Expenses that are directly related to First Trust Total US Market AlphaDEX(R) ETF are charged directly to the Fund. Expenses for First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund (the "Unitary Fee Fund"), other than excluded expenses (discussed in Note 3), are paid by the Advisor. General expenses of the Trust are allocated to all the Funds based upon the net assets of each Fund.

First Trust has entered into licensing agreements with each of the following "Licensors" for the respective Funds:

FUND                                                            LICENSOR
First Trust Total US Market AlphaDEX(R) ETF                     Nasdaq, Inc.
First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund           Standard & Poor's Financial Services, LLC

The respective license agreements allow for the use by First Trust of certain trademarks and trade names of the respective Licensors. The Funds are sub-licensees to the applicable license agreement. The First Trust Total US Market AlphaDEX(R) ETF is required to pay licensing fees, which are shown on the Statements of Operations.

J. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. The new and amended rules and forms will be effective for the First Trust funds, including the Funds, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new and amended rules and forms to determine the impact to the Funds.

K. NEW ACCOUNTING PRONOUNCEMENT

In December 2016, FASB released Accounting Standards Update ("ASU") 2016-19 that makes technical changes to various sections of the ASC, including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and has not yet determined its impact on the financial statements and disclosures.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

For the First Trust Total US Market AlphaDEX(R) ETF, First Trust is paid an annual management fee of 0.50% of the Fund's average daily net assets. For such Fund, the Trust and the Advisor have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement ("Recovery Agreement") in which First Trust has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, taxes and extraordinary expenses) exceed 0.70% of average daily net assets per year (the "Expense Cap"). The Expense Cap will be in effect until at least April 30, 2018.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2016

Expenses reimbursed and fees waived by First Trust under the Recovery Agreement are subject to recovery by First Trust for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees were waived by First Trust. This amount would be included in "Expenses previously waived or reimbursed" on the Statements of Operations.

The advisory fee waivers and expense reimbursements for the fiscal year ended December 31, 2016 and fees waived and expenses borne by First Trust subject to recovery from the Fund for the periods indicated were as follows:

                                                                                      Fees Waived or Expenses Borne
                                                                                    by First Trust Subject to Recovery
                                                                             ------------------------------------------------
                                                 Advisory                       Year         Year         Year
                                                    Fee         Expense        Ended        Ended        Ended
                                                  Waivers    Reimbursement   12/31/2014   12/31/2015   12/31/2016     Total
                                                 ---------   -------------   ----------   ----------   ----------   ---------
First Trust Total US Market AlphaDEX(R) ETF      $  44,812     $  67,699     $  128,690    $  81,875    $ 112,511   $ 323,076

For the First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund, First Trust is paid an annual unitary management fee of 0.60% of such Fund's average daily net assets and is responsible for the expenses of such Fund including the cost of transfer agency, custody, fund administration, legal, audit and other services, and excluding distribution and service fees pursuant to a Rule 12b-1 plan, if any, brokerage expenses, taxes, interest, and extraordinary expenses.

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended December 31, 2016, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

                                                                     Purchases           Sales
                                                                  ---------------   ---------------
First Trust Total US Market AlphaDEX(R) ETF                       $    10,128,957   $    10,082,972
First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund                     130,254           468,628

For the fiscal year ended December 31, 2016, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

                                                                     Purchases           Sales
                                                                  ---------------   ---------------
First Trust Total US Market AlphaDEX(R) ETF                       $    10,209,780   $    11,894,602
First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund                          --                --

                  5. CREATION, REDEMPTION AND TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the daily NAV per Share of each Fund on the transaction date times the number of Shares in a Creation Unit. Authorized Participants purchasing First Trust Total

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2016

US Market AlphaDEX(R) ETF Creation Units must pay to BNYM, as transfer agent, a standard creation transaction fee (the "Creation Transaction Fee"), which is based on the number of different securities in a Creation Unit of the Fund, according to the fee schedule set forth below:

                     Number of Securities            Creation
                      in a Creation Unit          Transaction Fee
                     --------------------         ---------------
                            1-100                     $  500
                           101-499                    $1,000
                         500 or more                  $1,500

The standard creation transaction fee for First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund is currently $1,500.

The Creation Transaction Fee is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. An additional variable fee of up to three times the Creation Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to transactions effected outside of the clearing process (i.e., through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. The price for each Creation Unit will equal the daily NAV per Share of a Fund on the transaction date times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Authorized Participants redeeming First Trust Total US Market AlphaDEX(R) ETF Creation Units must pay to BNYM, as transfer agent, a standard redemption transaction fee (the "Redemption Transaction Fee"), which is based on the number of different securities in a Creation Unit of a Fund, according to the fee schedule set forth below:

                     Number of Securities           Redemption
                      in a Creation Unit          Transaction Fee
                     --------------------         ---------------
                            1-100                     $  500
                           101-499                    $1,000
                         500 or more                  $1,500

The standard redemption transaction fee for First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund is currently $1,500.

The Redemption Transaction Fee is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable fee of up to three times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to redemptions effected outside of the clearing process or to the extent that redemptions are for cash. Each Fund reserves the right to effect redemptions in cash. A shareholder may request cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before April 30, 2018.

                               7. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST EXCHANGE-TRADED FUND:

We have audited the accompanying statements of assets and liabilities of First Trust Total US Market AlphaDEX(R) ETF and First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund (collectively, the "Funds"), each a series of the First Trust Exchange-Traded Fund (the "Trust"), including the portfolios of investments, as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016 by correspondence with the Trust's custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds listed above included in the First Trust Exchange-Traded Fund, as of December 31, 2016, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
February 23, 2017

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2016 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Funds' website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of each Fund's portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Funds' website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

For the taxable year ended December 31, 2016, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

                                                                          Dividends Received Deduction
                                                                          ----------------------------
First Trust Total US Market AlphaDEX(R) ETF                                        100.00%
First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund                              100.00%

For the taxable year ended December 31, 2016, the following percentages of income dividends paid by the Funds are hereby designated as qualified dividend income:

                                                                           Qualified Dividend Income
                                                                          ----------------------------
First Trust Total US Market AlphaDEX(R) ETF                                        100.00%
First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund                              100.00%

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT HTTP://WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUNDS, PLEASE SEE THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION, AS WELL AS OTHER REGULATORY FILINGS. READ THESE DOCUMENTS CAREFULLY BEFORE YOU INVEST. FIRST TRUST PORTFOLIOS L.P. IS THE DISTRIBUTOR OF THE FIRST TRUST EXCHANGE-TRADED FUND.

The following summarizes some of the risks that should be considered for the Funds.

Each Fund's shares will change in value, and you could lose money by investing in a Fund. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments. Overall stock market values could decline generally or could underperform other investments.

An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. Investors buying or selling Fund shares on the secondary market may incur brokerage commissions. In addition, investors who sell Fund shares may receive less than the Fund shares' net asset value. Unlike shares of open-end funds, investors are generally not able to purchase exchange-traded fund ("ETF") shares directly from a Fund and individual ETF shares are not redeemable. However, specified large blocks of ETF shares called creation units can be purchased from, or redeemed to, a Fund.

Each Fund is subject to index tracking risk. You should anticipate that the value of Fund shares will decline, more or less, in correlation with any decline in the value of the index that the Fund seeks to track.

Each Fund's return may not match the return of the index it seeks to track for a number of reasons. While First Trust seeks to have a correlation of 0.95 or better, before expenses, between a Fund's performance and the performance of its corresponding index, there can be no assurance that a Fund will be able to achieve such a correlation. Accordingly, each Fund's performance may correlate to a lesser extent and may possibly vary substantially from the performance of its corresponding index.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2016 (UNAUDITED)

Each Fund is also exposed to additional market risk due to a policy of investing principally in the securities included in its corresponding index. As a result of such policies, securities held by each Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. As a result, each Fund will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the index the Fund seeks to track.

Each Fund relies on a license from an index provider that permits the Fund to use its corresponding index and associated trade names and trademarks in connection with the name and investment strategies of the Fund. Such licenses may be terminated by the respective index provider and, as a result, each Fund may lose its ability to use such intellectual property. There is also no guarantee that the index provider has all rights to license the respective intellectual property to First Trust, on behalf of the Fund. Accordingly, in the event the license is terminated or the index provider does not have rights to license the particular intellectual property, it may have a significant effect on the operation of the related Fund.

Each Fund is subject to issuer specific changes risk. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Each Fund will be concentrated in the securities of companies of a given industry if the Fund's corresponding index is concentrated in such industry. A concentration makes a Fund more susceptible to any single occurrence affecting the related industry and may subject a Fund to greater market risk than less concentrated funds.

The First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund is considered to be non-diversified. As a result, the Fund is exposed to additional market risk. A non-diversified fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, changes in the market value of a single portfolio security could cause greater fluctuations in share price than would occur in a diversified fund. Furthermore, non-diversified funds are more susceptible to any single political, regulatory or economic occurrence.

The Funds are not actively managed. The Funds may be affected by a general decline in certain market segments relating to their corresponding index. The Funds invest in securities included in or representative of their corresponding index regardless of their investment merit. The Funds generally will not attempt to take defensive positions in declining markets.

The First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund invests in securities of companies in the information technology industry. Information technology companies are generally subject to the risks of rapidly changing technologies; short product life cycles; fierce competition; and aggressive pricing and reduced profit margins.

The Funds may invest in small capitalization and mid-capitalization companies. Such companies' securities may be less liquid and may experience greater price volatility than securities of larger, more established companies.

Because a Fund's corresponding index may include American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs") and/or stocks of non-U.S. companies, the investments of the Funds involve risks of investing in non-U.S. securities that are in addition to the risk associated with domestic securities. Non-U.S. companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, non-U.S. accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. In addition, non-U.S. companies are exposed to additional economic, political, social or diplomatic events. ADRs and ADSs also involve substantially identical risks to those associated with investments in non-U.S. securities. In addition, the issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Each Fund currently has fewer assets than larger funds and large inflows and outflows may have a positive or negative impact on the Fund's market exposure for limited periods of time.

The First Trust Total US Market AlphaDEX(R) ETF invests in consumer discretionary companies that manufacture products and provide discretionary services directly to the consumer. The success of these companies is tied closely to the performance of the overall domestic and international economies, interest rates, competition, consumer confidence, disposable household income and consumer spending. Changes in demographics and consumer tastes can affect the demand for and success of these products.

The First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund's use of options and other derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund's portfolio managers use derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The option positions employed, as dictated by the attempt to replicate the Index, may present additional risk. The value of an option may be adversely affected if the market for the option becomes less liquid or smaller, and will be affected by changes in the value and dividend

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2016 (UNAUDITED)

rates of the stock subject to the option, an increase in interest rates, a change in the actual and perceived volatility of the stock market and the common stock and the remaining time to expiration. Additionally, the value of an option does not increase or decrease at the same rate as the underlying stock (although they generally move in the same direction).

Unlike most exchange-traded funds, the First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund may effect a portion of creations and redemptions for cash, rather than in-kind securities. Particularly, the call option portion of the Fund's portfolio, if applicable, may be redeemed for cash. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional exchange-traded fund. Because the Fund may effect a portion of redemptions for cash, rather than in-kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses, and may also result in higher brokerage costs.

The First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund invests in information technology companies that are generally subject to risks from rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing, reduced profit margins, the loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards; and frequent new product introductions. These companies may be smaller and less experienced, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Internet related information technology companies, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.

          NOT FDIC INSURED     NOT BANK GUARANTEED     MAY LOSE VALUE

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2016 (UNAUDITED)

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                   NUMBER OF           OTHER
                                                                                                 PORTFOLIOS IN    TRUSTEESHIPS OR
                                                                                                THE FIRST TRUST    DIRECTORSHIPS
       NAME, ADDRESS,            TERM OF OFFICE                                                  FUND COMPLEX     HELD BY TRUSTEE
      DATE OF BIRTH AND          AND YEAR FIRST               PRINCIPAL OCCUPATIONS               OVERSEEN BY       DURING PAST
   POSITION WITH THE TRUST    ELECTED OR APPOINTED             DURING PAST 5 YEARS                  TRUSTEE           5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o Indefinite Term   Physician, Officer, Wheaton Orthopedics;         138         None
c/o First Trust Advisors L.P.                       Limited Partner, Gundersen Real Estate
120 E. Liberty Drive,           o Since Inception   Limited Partnership (June 1992 to
  Suite 400                                         December 2016); Member, Sportsmed LLC
Wheaton, IL 60187                                   (April 2007 to November 2015)
D.O.B.: 04/51

Thomas R. Kadlec, Trustee       o Indefinite Term   President, ADM Investor Services, Inc.           138         Director of ADM
c/o First Trust Advisors L.P.                       (Futures Commission Merchant)                                Investor Services,
120 E. Liberty Drive,           o Since Inception                                                                Inc., ADM
  Suite 400                                                                                                      Investor Services
Wheaton, IL 60187                                                                                                International and
D.O.B.: 11/57                                                                                                    Futures Industry
                                                                                                                 Association

Robert F. Keith, Trustee        o Indefinite Term   President, Hibs Enterprises (Financial and       138         Director of Trust
c/o First Trust Advisors L.P.                       Management Consulting)                                       Company of
120 E. Liberty Drive,           o Since Inception                                                                Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee        o Indefinite Term   Managing Director and Chief Operating            138         Director of
c/o First Trust Advisors L.P.                       Officer (January 2015 to Present), Pelita                    Covenant
120 E. Liberty Drive,           o Since Inception   Harapan Educational Foundation (Educational                  Transport Inc.
  Suite 400                                         Products and Services); President and Chief                  (May 2003 to
Wheaton, IL 60187                                   Executive Officer (June 2012 to September                    May 2014)
D.O.B.: 03/54                                       2014), Servant Interactive LLC (Educational
                                                    Products and Services); President and Chief
                                                    Executive Officer (June 2012 to September
                                                    2014), Dew Learning LLC (Educational
                                                    Products and Services); President (June
                                                    2002 to June 2012), Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,     o Indefinite Term   Chief Executive Officer, First Trust             138         None
Chairman of the Board                               Advisors L.P. and First Trust
120 E. Liberty Drive,           o Since Inception   Portfolios L.P.; Chairman of the
  Suite 400                                         Board of Directors, BondWave LLC
Wheaton, IL 60187                                   (Software Development Company)
D.O.B.: 09/55                                       and Stonebridge Advisors LLC
                                                    (Investment Advisor)

-----------------------------
(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2016 (UNAUDITED)

                                POSITION AND             TERM OF OFFICE
    NAME, ADDRESS                 OFFICES                AND LENGTH OF                        PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH              WITH TRUST                 SERVICE                            DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas           President and Chief          o Indefinite Term       Managing Director and Chief Financial Executive
120 E. Liberty Drive,    Executive Officer                                    Officer (January 2016 to Present), Controller (January
  Suite 400                                           o Since January 2016    2011 to January 2016), Senior Vice President (April
Wheaton, IL 60187                                                             2007 to January 2016), First Trust Advisors L.P. and
D.O.B: 01/66                                                                  First Trust Portfolios L.P.; Chief Financial Officer
                                                                              (January 2016 to Present), BondWave LLC (Software
                                                                              Development Company) and Stonebridge Advisors
                                                                              LLC (Investment Advisor)

Donald P. Swade          Treasurer, Chief Financial   o Indefinite Term       Senior Vice President (July 2016 to Present), Vice
120 E. Liberty Drive,        Officer and Chief                                President (April 2012 to July 2016), First Trust
  Suite 400                  Accounting Officer       o Since January 2016    Advisors L.P. and First Trust
Portfolios L.P.; Vice
Wheaton, IL 60187                                                             President (September 2006 to April 2012),
D.O.B.: 08/72                                                                 Guggenheim Funds Investment Advisors, LLC and
                                                                              Claymore Securities, Inc.

W. Scott Jardine         Secretary and Chief          o Indefinite Term       General Counsel, First Trust Advisors L.P. and First
120 E. Liberty Drive,        Legal Officer                                    Trust Portfolios L.P.; Secretary and General Counsel,
  Suite 400                                           o Since Inception       BondWave LLC; Secretary, Stonebridge Advisors LLC
Wheaton, IL 60187
D.O.B.: 05/60

Daniel J. Lindquist      Vice President               o Indefinite Term       Managing Director (July 2012 to Present), Senior
120 E. Liberty Drive,                                                         Vice President (September 2005 to July 2012),
  Suite 400                                           o Since Inception       First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                             Portfolios L.P.
D.O.B.: 02/70

Kristi A. Maher          Chief Compliance Officer     o Indefinite Term       Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,        and Assistant Secretary                          and First Trust Portfolios L.P.
  Suite 400                                           o Since Inception
Wheaton, IL 60187
D.O.B.: 12/66

Roger F. Testin          Vice President               o Indefinite Term       Senior Vice President, First Trust Advisors L.P.
120 E. Liberty Drive,                                                         and First Trust Portfolios L.P.
  Suite 400                                           o Since Inception
Wheaton, IL 60187
D.O.B.: 06/66

Stan Ueland              Vice President               o Indefinite Term       Senior Vice President (September 2012 to Present),
120 E. Liberty Drive,                                                         Vice President (August 2005 to September 2012), First
Suite 400                                             o Since Inception       Trust Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 11/70


-----------------------------
(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2016 (UNAUDITED)

PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

    We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, we restrict access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).


March 2016

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


                      This page intentionally left blank.

FIRST TRUST

First Trust Exchange-Traded Fund

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

INDEPENDENT REGISTEREd
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(e)   Not applicable.

(f) The code of ethics is filed as an exhibit to the Registrant's annual report on this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Thomas

R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $380,000 for 2015 and $380,000 for 2016.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item were $0 for 2015 and $1,746 for 2016.

      Audit-Related Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2015 and $0 for 2016.

      (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $55,575 for 2015 and $55,575 for 2016. The tax fees were for review of regulated investment company status.

      Tax Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser and distributor were $0 for 2015 and $0 for 2016.

      (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2015 and $0 for 2016.

      All Other Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $ 0 for 2015 and $0 for 2016.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                          (b)  0%
                          (c)  0%
                          (d)  0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for 2015 were $55,575 for the registrant, $12,500 for the registrant's investment adviser and $29,000 for the registrant's distributor and for 2016 were $55,575 for the registrant, $13,000 for the registrant's investment adviser and $32,500 for the registrant's distributor .


      (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEMS 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 consisting of all the independent directors of the Registrant. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407 (c) (2) (iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22 (b) (15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not Applicable

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)           First Trust Exchange-Traded Fund
               -------------------------------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: February 23, 2017
     -------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: February 23, 2017
     -------------------

By (Signature and Title)*               /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: February 23, 2017
     -------------------

* Print the name and title of each signing officer under his or her signature.